Exhibit 99.C.3

ISSN 0115-0421

SPECIAL EDITION

# Official Gazette

REPUBLIKA NG PILIPINAS

VOL. 115 | MANILA, PHILIPPINES, APRIL 29, 2019 | NO. 17

## REPUBLIC ACT NO. 11260
## GENERAL APPROPRIATIONS ACT

**VOLUME 2**

# FISCAL YEAR 2019

Building a Bright Future for the Philippines and its People

ISSN 0115-0421    SPECIAL EDITION Official Gazette                Edited at the Office of the President of the Philippines pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987 VOL. 115 MANILA, PHILIPPINES, APRIL 29, 2019 NO. 17                REPUBLIC ACT NO. 11260 GENERAL APPROPRIATIONS ACT VOLUME 2    FISCAL YEAR 2019

REPUBLIC OF THE PHILIPPINES R.A. NO.      GENERAL APPROPRIATIONS ACT January 1—December 31,,2001197 VOLUME II

GENERAL APPROPRIATIONS ACT, FY 2019

January 1 - December 31, 2019

VOLUME II

C O N T E N T S

I.	CONGRESS OF THE PHILIPPINES	1

A.	Senate	1
B.	Senate Electoral Tribunal	1
C.	Commission on Appointments	2
D.	House of Representatives	2
E.	House Electoral Tribunal	3

II.	OFFICE OF THE PRESIDENT	4

A.	The President’s Offices	4

III.	OFFICE OF THE VICE-PRESIDENT	6

IV.	DEPARTMENT OF AGRARIAN REFORM	7

A.	Office of the Secretary	7

V.	DEPARTMENT OF AGRICULTURE	9

A.	Office of the Secretary	9
B.	Agricultural Credit Policy Council	10
C.	Bureau of Fisheries and Aquatic Resources	11
D.	Fertilizer and Pesticide Authority	12
E.	National Meat Inspection Service	13
F.	Philippine Carabao Center	14
G.	Philippine Center for Post-Harvest Development and Mechanization	14
H.	Philippine Fiber Industry Development Authority	15
I.	Philippine Council for Agriculture and Fisheries	15

VI.	DEPARTMENT OF BUOGET AND MANAGEMENT	17

A.	Office of the Secretary	17
B.	Government Procurement Policy Board - Technical Support Office	19

VII.	DEPARTMENT OF EDUCATION	20

A.	Office of the Secretary	20
B.	Early Childhood Care and Development Council	22
C.	National Book Development Board	22
D.	National Council for Children’s Television	23
E.	National Museum	23
F.	Philippine High School for the Arts	24

VIII.	STATE UNIVERSITIES AND COLLEGES	26

A.	National Capital Region	26

A.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	26
A.2	Marikina Polytechnic College	27
A.3	Philippine Normal University	28
A.4	Philippine State College of Aeronautics	29
A.5	Polytechnic University of the Philippines	30
A.6	Rizal Technological University	32
A.7	Technological University of the Philippines	33
A.8	University of the Philippines System	35

B.	Region I - ILOCOS	36

B.1	Don Mariano Marcos Memorial State University	36
B.2	Ilocos Sur Polytechnic State College	38
B.3	Mariano Marcos State University	40
B.4	North Luzon Philippines State College	41
B.5	Pangasinan State University	42
B.6	University of Northern Philippines	44

C.	CORDILLERA ADMINISTRATIVE REGION	45

C.1	Abra State Institute of Science and Technology	45
C.2	Apayao State College	47
C.3	Benguet State University	48
C.4	Ifugao State University	49
C.5	Kalinga State University	51
C.6	Mountain Province State University	52

D.	Region II - CAGAYAN VALLEY	53

D.1	Batanes State College	53
D.2	Cagayan State University	54
D.3	Isabela State University	56
D.4	Nueva Vizcaya State University	57
D.5	Quirino State University	59

E.	Region III - CENTRAL LUZON	60

E.1	Aurora State College of Technology	60
E.2	Bataan Peninsula State University	62
E.3	Bulacan Agricultural State College	63
E.4	Bulacan State University	64
E.5	Central Luzon State University	66

E.6	Don Honorio Ventura Technological State University	67
E.7	Nueva Ecija University of Science and Technology	68
E.8	Pampanga State Agricultural University	70
E.9	Philippine Merchant Marine Academy	72
E.10	President Ramon Magsaysay State University	73
E.11	Tarlac College of Agriculture	74
E.12	Tarlac State University	76

F.	Region IV-A (CALABARZON)	78

F.1	Batangas State University	78
F.2	Cavite State University	79
F.3	Laguna State Polytechnic University	81
F.4	Southern Luzon State University	82
F.5	University of Rizal System	84

G.	Region IV-B (MIMAROPA)	85

G.1	Marinduque State College	85
G.2	Mindoro State University	87
G.3	Occidental Mindoro State College	88
G.4	Palawan State University	89
G.5	Romblon State University	91
G.6	Western Philippines University	93

H.	Region V - BICOL	94

H.1	Bicol State College of Applied Sciences and Technology	94
H.2	Bicol University	96
H.3	Camarines Norte State College	97
H.4	Camarines Sur Polytechnic Colleges	99
H.5	Catanduanes State University	101
H.6	Central Bicol State University of Agriculture	102
H.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	104
H.8	Partido State University	105
H.9	Sorsogon State College	107

I.	Region VI - WESTERN VISAYAS	108

I.1	Aklan State University	108
I.2	Capiz State University	110
I.3	Carlos C. Hilado Memorial State College	112
I.4	Central Philippines State University	113
I.5	Guimaras State College	114
I.6	Iloilo Science and Technology University	115
I.7	Iloilo State University of Science and Technology	117
I.8	Northern Iloilo State University	118
I.9	Northern Negros State College of Science and Technology	120
I.10	University of Antique	121
I.11	West Visayas State University	123

J.	Region VII - CENTRAL VISAYAS	124

J.1	Bohol Island State University	124
J.2	Cebu Normal University	126
J.3	Cebu Technological University	128
J.4	Negros Oriental State University	129
J.5	Siquijor State College	131

K.	Region VIII - EASTERN VISAYAS	132

K.1	Eastern Samar State University	132
K.2	Eastern Visayas State University	133
K.3	Leyte Normal University	135
K.4	Naval State University	136
K.5	Northwest Samar State University	138
K.6	Palompon Polytechnic State University	139
K.7	Samar State University	141
K.8	Southern Leyte State University	142
K.9	University of Eastern Philippines	144
K.10	Visayas State University	145

L.	Region IX - ZAMBOANGA PENINSULA	147

L.1	J.H. Cerilles State College	147
L.2	Jose Rizal Memorial State University	148
L.3	Western Mindanao State University	149
L.4	Zamboanga City State Polytechnic College	150
L.5	Zamboanga State College of Marine Sciences and Technology	152

M.	Region X - NORTHERN MINDANAO	153

M.1	Bukidnon State University	153
M.2	Camiguin Polytechnic State College	154
M.3	Central Mindanao University	155
M.4	University of Science and Technology of Southern Philippines - Cagayan de Oro Campus	156
M.5	MSU - Iligan Institute of Technology	158
M.6	University of Science and Technology of Southern Philippines - Claveria Campus	160
M.7	Northwestern Mindanao State College of Science and Technology	161

N.	Region XI - DAVAO	162

N.1	Compostela Valley State College	162
N.2	Davao del Norte State College	164
N.3	Davao Oriental State College of Science and Technology	165
N.4	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	166
N.5	University of Southeastern Philippines	168

O.	Region XII - SOCCSKSARGEN	169

O.1	Cotabato State University	169
O.2	Cotabato Foundation College of Science and Technology	170
O.3	Sultan Kudarat State University	172
O.4	University of Southern Mindanao	174

P.	REGION XIII - CARAGA	175

P.1	Agusan del Sur State College of Agriculture and Technology	175
P.2	Caraga State University	177
P.3	Surigao del Sur State University	178
P.4	Surigao State College of Technology	180

Q.	AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)	181

Q.1	Adiong Memorial Polytechnic State College	181
Q.2	Basilan State College	183
Q.3	Mindanao State University	184
Q.4	MSU-Tawi-Tawi College of Technology and Oceanography	186
Q.5	Sulu State College	188
Q.6	Tawi-Tawi Regional Agricultural College	189

IX.	DEPARTMENT OF ENERGY	190

A.	Office of the Secretary	190

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	193

A.	Office of the Secretary	193
B.	Environmental Management Bureau	194
C.	Mines and Geo-Sciences Bureau	195
D.	National Mapping and Resource Information Authority	196
E.	National Water Resources Board	197
F.	Palawan Council for Sustainable Development Staff	198

XI.	DEPARTMENT OF FINANCE	199

A.	Office of the Secretary	199
B.	Bureau of Customs	200
C.	Bureau of Internal Revenue	201
D.	Bureau of Local Government Finance	201
E.	Bureau of the Treasury	202
F.	Central Board of Assessment Appeals	204
G.	Insurance Commission	204
H.	National Tax Research Center	205
I.	Privatization and Management Office	206
J.	Securities and Exchange Commission	206

XII.	DEPARTMENT OF FOREIGN AFFAIRS	208

A.	Office of the Secretary	208
B.	Foreign Service Institute	209
C.	Technical Cooperation Council of the Philippines	209
D.	UNESCO National Commission of the Philippines	210

XIII.	DEPARTMENT OF HEALTH	211

A.	Office of the Secretary	211
B.	Commission on Population	213
C.	National Nutrition Council	214

XIV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	215

A.	Office of the Secretary	215
B.	Cybercrime Investigation and Coordination Center	217
C.	National Privacy Commission	217
D.	National Telecommunications Commission	218

XV.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	219

A.	Office of the Secretary	219
B.	Bureau of Fire Protection	219
C.	Bureau of Jail Management and Penology	220
D.	Local Government Academy	221
E.	National Police Commission	222
F.	Philippine National Police	223
G.	Philippine Public Safety College	224
H.	National Commission on Muslim Filipinos	224
I.	Philippine Commission on Women (National Commission on the Role of Filipino Women)	226
J.	National Youth Commission	226

XVI.	DEPARTMENT OF JUSTICE	228

A.	Office of the Secretary	228
B.	Bureau of Corrections	229
C.	Bureau of Immigration	230
D.	Land Registration Authority	230
E.	National Bureau of Investigation	231
F.	Office of the Government Corporate Counsel	231
G.	Office of the Solicitor General	232
H.	Parole and Probation Administration	233
I.	Presidential Commission on Good Government	233
J.	Public Attorney’s Office	234

XVII.	DEPARTMENT OF LABOR AND EMPLOYMENT	235

A.	Office of the Secretary	235
B.	Institute for Labor Studies	236
C.	National Conciliation and Mediation Board	236
D.	National Labor Relations Commission	237
E.	National Maritime Polytechnic	238
F.	National Wages and Productivity Commission	239
G.	Philippine Overseas Employment Administration	240
H.	Professional Regulation Commission	241
I.	Overseas Workers Welfare Administration	242

XVIII.	DEPARTMENT OF NATIONAL DEFENSE	243

A.	Office of the Secretary - PROPER	243
B.	Government Arsenal	243
C.	National Defense College of the Philippines	244
D.	Office of Civil Defense	244
E.	Philippine Veterans Affiars Office (PVAO) - Proper	245
F.	Veterans Memorial Medical Center	246
G.	Philippine Army (Land Forces)	247
H.	Philippine Air Force (Air Forces)	247
I.	Philippine Navy (Naval Forces)	248
J.	General Headquarters, AFP and AFP Wide Service Support Units (AFPWSSUS)	248

XIX.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	250

A.	Office of the Secretary	250

XX.	DEPARTMENT OF SCIENCE AND TECHNOLOGY	252

A.	Office of the Secretary	252
B.	Advanced Science and Technology Institute	253
C.	Food and Nutrition Research Institute	253
D.	Forest Products Research and Development Institute	255
E.	Industrial Technology Development Institute	256
F.	Metals Industry Research and Development Center	257
G.	National Academy of Science and Technology	258
H.	National Research Council of the Philippines	258
I.	Philippine Atmospheric, Geophysical and Astronomical Services Administration	259
J.	Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development	260
K.	Philippine Council for Health Research and Development	261
L.	Philippine Council for Industry, Energy and Emerging Technology Research and Development	261
M.	Philippine Institute of Volcanology and Seismology	262
N.	Philippine Nuclear Research Institute	263
O.	Philippine Science High School	264
P.	Philippine Textile Research Institute	265
Q.	Science Education Institute	266
R.	Science and Technology Information Institute	267
S.	Technology Application and Promotion Institute	268

XXI.	DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT	269

A.	Office of the Secretary	269
B.	Council for the Welfare of Children	271
C.	Inter-Country Adoption Board	272
D.	Juvenile Justice and Welfare Council	273
E.	National Anti-Poverty Commission	273
F.	National Commission on Indigenous Peoples	274
G.	National Council on Disability Affairs	275
H.	Presidential Commission for the Urban Poor	276

XXII.	DEPARTMENT OF TOURISM	277

A.	Office of the Secretary	277
B.	Intramuros Administration	278
C.	National Parks Development Committee	279

XXIII.	DEPARTMENT OF TRADE AND INDUSTRY	280

A.	Office of the Secretary	280
B.	Board of Investments	281
C.	Philippine Trade Training Center	282
D.	Design Center of the Philippines	283
E.	Construction Industry Authority of the Philippines	284
F.	Cooperative Development Authority	284
G.	Technical Education and Skills Development Authority	285

XXIV.	DEPARTMENT OF TRANSPORTATION	287

A.	Office of the Secretary	287
B.	Civil Aeronautics Board	288
C.	Maritime Industry Authority	289
D.	Office of Transportation Cooperatives	290
E.	Office for Transportation Security	290
F.	Philippine Coast Guard	291
G.	Toll Regulatory Board	292

XXV.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	293

A.	Office of the Director-General	293
B.	Philippine National Volunteer Service Coordinating Agency	295
C.	Public-Private Partnership Center of the Philippines	295
D.	Philippine Statistical Research and Training Institute (Statistical Research and Training Center)	296
E.	Philippine Statistics Authority	297
F.	Tariff Commission	298

XXVI.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	300

A.	Presidential Communications Operations Office (Proper)	300
B.	Bureau of Broadcast Services	300
C.	Bureau of Communications Services	301
D.	National Printing Office	301
E.	News and Information Bureau	302
F.	Philippine Information Agency	302
G.	Presidential Broadcast Staff (RTVM)	303

XXVII.	OTHER EXECUTIVE OFFICES	305

A.	Anti-Money Laundering Council	305
B.	Climate Change Commission	305
C.	Commission on Filipinos Overseas	306
D.	Commission on Higher Education	307

E.	Commission on the Filipino Language	308
F.	Dangerous Drugs Board	308
G.	Energy Regulatory Commission	309
H.	Film Development Council of the Philippines	310
I.	Games and Amusements Board	310
J.	Governance Commission for Government-Owned or Controlled Corporations	311

K.	Housing and Land Use Regulatory Board	312
L.	Housing and Urban Development Coordinating Council	313
M.	Mindanao Development Authority	314
N.	Movie and Television Review and Classification Board	315
O.	National Commission for Culture and the Arts	316
O.1	National Commission for Culture and the Arts (Proper)	316
O.2	National Archives of the Philippines	317
O.3	National Historical Commission of the Philippines	318
O.4	National Library of the Philippines	319
P.	National Intelligence Coordinating Agency	319
Q.	National Security Council	320
R.	Office of the Presidential Adviser on the Peace Process	321
S.	Optical Media Board	322
T.	Pasig River Rehabilitation Commission	323
U.	Philippine Competition Commission	323
V.	Philippine Drug Enforcement Agency	324
W.	Philippine Racing Commission	324
X.	Philippine Sports Commission	325
Y.	Presidential Legislative Liaison Office	326
Z.	Presidential Management Staff	327

XXVIII.	AUTONOMOUS REGION IN MUSLIM MINDANAO	328

A.	Autonomous Regional Government in Muslim Mindanao	328

XXIX.	JOINT LEGISLATIVE-EXECUTIVE COUNCILS	333

A.	Legislative-Executive Development Advisory Council	333

XXX.	THE JUDICIARY	334

A.	Supreme Court of the Philippines and the Lower Courts	334
B.	Presidential Electoral Tribunal	334
C.	Sandiganbayan	335
D.	Court of Appeals	335
E.	Court of Tax Appeals	336

XXXI.	CIVIL SERVICE COMMISSION	337

A.	Civil Service Commission	337
B.	Career Executive Service Board	338

XXXII.	COMMISSION ON AUDIT	339

XXXIII.	COMMISSION ON ELECTIONS	342

XXXIV.	OFFICE OF THE OMBUDSMAN	343

XXXV.	COMMISSION ON HUMAN RIGHTS	345
A.	Commission on Human Rights	345
B.	Human Rights Violations Victims’ Memorial Commission	346

XXXVI.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	347

A.	DEPARTMENT OF AGRICULTURE	347
A.1	National Dairy Authority	347
A.2	National Food Authority	347
A.3	Philippine Coconut Authority	348
A.4	Philippine Crop Insurance Corporation	349
A.5	Philippine Fisheries Development Authority	349
A.6	Philippine Rice Research Institute	350
A.7	Sugar Regulatory Administration	350

B.	DEPARTMENT OF ENERGY	351

B.1	National Electrification Administration	351
B.2	National Power Corporation	351

C.	DEPARTMENT OF HEALTH	352

C.1	Lung Center of the Philippines	352
C.2	National Kidney and Transplant Institute	353
C.3	Philippine Children’s Medical Center	353
C.4	Philippine Health Insurance Corporation	354
C.5	Philippine Heart Center	354
C.6	Philippine Institute of Traditional and Alternative Health Care	355

D.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	356

D.1	Local Water Utilities Administration	356

E.	DEPARTMENT OF TRADE AND INDUSTRY	356

E.1	Aurora Pacific Economic Zone and Freeport Authority	356
E.2	Center for International Trade Expositions and Missions	357
E.3	Small Business Corporation	357

F.	DEPARTMENT OF TRANSPORTATION	358

F.1	Light Rail Transit Authority	358
F.2	Philippine National Railways	358

G.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	359
G.1	Philippine Institute for Development Studies	359

H.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	360
H.1	People’s Television Network, Inc.	360

I.	OTHER EXECUTIVE OFFICES	360

I.1	Authority of the Freeport Area of Bataan	360
I.2	Bases Conversion and Development Authority	361
I.3	Cagayan Economic Zone Authority	361
I.4	Credit Information Corporation	362
I.5	Cultural Center of the Philippines	362
I.6	Development Academy of the Philippines	363
I.7	Home Guaranty Corporation	364
I.8	National Home Mortgage Finance Corporation	365
I.9	National Housing Authority	365
I.10	National Irrigation Administration	366
I.11	Philippine Center for Economic Development	367
I.12	Philippine Postal Corporation	367
I.13	Social Housing Finance Corporation	368
I.14	Southern Philippines Development Authority	369
I.15	Subic Bay Metropolitan Authority	369
I.16	Zamboanga City Special Economic Zone Authority	369

XXXVII.	ALLOCATIONS TO LOCAL GOVERNMENT UNITS	371

A.	Metropolitan Manila Development Authority	371

STAFFING SUMMARY		373

APRIL 29, 2019	OFFICIAL GAZETTE	1
CONGRESS OF THE PHILIPPINES

I. CONGRESS OF THE PHILIPPINES

A. SENATE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Crafting of significant legislation and reform measures ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Crafting of significant legislation and reform measures ensured

SENATE LEGISLATIVE PROGRAM
Outcome Indicators
Output Indicators

B. SENATE ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and Speedy resolution of Senatorial electoral contests achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Fair and speedy resolution of Senatorial electoral contests achieved

SENATE ELECTORAL CONTEST ADJUDICATION PROGRAM
Output Indicators
1. Percentage reduction in the processing time of electoral protests		10%
2. Percentage reduction in the cost of electoral protests		10%
Output Indicators
1. Percentage of electoral contests resolved within the term of office being contested		100%
2. Percentage of work program for electoral protests filed completed	100%	100%
3. Number of legal researches completed	Indicator applicable if no protest filed no on-going case	N / A

2	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

C. COMMISSION ON APPOINTMENTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Review and confirmation of Presidential appointments/nominations submitted to the Commission

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Review and confirmation of Presidential appointments / nominations submitted to the Commission

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM
Output Indicators
1. Number of Presidential appointments/nominations received from the Office of the President.		Depending on the appointments/ nominations submitted by the Office of the President
2. Number of Presidential appointments/nominations confirmed and/ or given consent/unacted		Depending on the submission of complete documentary requirements by the appointees/ nominees

D. HOUSE OF REPRESENTATIVES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Crafting of Significant legislation and reform measures ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Crafting of significant legislation and reform measures ensured

HOR LEGISLATIVE PROGRAM
Outcome Indicators
Output Indicators

APRIL 29, 2019	OFFICIAL GAZETTE	3
CONGRESS OF THE PHILIPPINES

E. HOUSE ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of House of Representatives electoral contests achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Fair and speedy resolution of House of Representatives contests achieved

HOR ELECTORAL CONTEST ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage reduction in processing time of electoral protests (Number of cases adjudicated)		10

4	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

II. OFFICE OF THE PRESIDENT

A. THE PRESIDENT’S OFFICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive support services to the Presidency

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
PRESIDENTIAL OVERSIGHT PROGRAM
Outcome Indicator
1. Percentage of agencies complying with Presidential directives	100%	100%
Output Indicators
1. Percentage of requests/instructions acted upon and submitted to the Executive Secretary, or concerned officials within the prescribed period	100%	100%
2. Percentage of policy-related instructions acted upon, and/or policy recommendations/advice submitted within the prescribed period	100%	100%
3. Percentage of reports on consultations conducted on vaious policy directives/good governance initiatives/ internal control system within prescribed period	100%	100%

PRESIDENTIAL ADVISORY PROGRAM
Outcome Indicator
1. Percentage of advice/ policy recommendations adopted/ considered by the President or the ES	100%	100%
Output Indicator
1. Percentage of advice/ policy recommendations submitted to the President or the ES within the prescribed period	100%	100%

PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM
Outcome Indicator
1. Percentage of Stakeholders (President / ES) who rated the legal and legislative services as satisfactory or better	100%	100%
Output Indicators
1. No. of decisions/resolutions (DRs) submitted to the DESLA/ ES within the prescribed period	100%	348
2. Percentage of orders issued within the prescribed period	100%	100%
3. Percentage of legal opinions prepared and released within the prescribed period	100%	100%
4. Percentage of legal actions prepared and released within the prescribed period	100%	100%
5. Percentage of bills/ resolutions acted upon within the prescribed period	100%	100%
6. Percentage of disciplinary actions involving Presidential appointees resolved within the prescribed period	100%	100%

APRIL 29, 2019	OFFICIAL GAZETTE	5
OFFICE OF THE PRESIDENT

PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM
Outcome Indicator
1. Percentage of presidential events successfully undertaken	100%	100%
Output Indicators
1 Percentage of Presidential events managed according to schedule and quality standards	100%	100%
2. Percentage of received documents managed and acted upon within the prescribed period	100%	100%

6	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

III. OFFICE OF THE VICE-PRESIDENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Enhanced strategic partnership and advocacy on good governance

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Enhanced strategic partnership and advocacy on good governance
1. Number of strategic partnership established or strengthened

Output Indicators
1. Percentage of requests acted upon within standard processing time	81%	85%
2. Percentage of projects with partners implemented as planned
3. Percentage of completed engagements of the OVP rated by the requesting organization/entity as satisfactory better	85%	90)%

APRIL 29, 2019	OFFICIAL GAZETTE	7
DEPARTMENT OF AGRARIAN REFORM

IV. DEPARTMENT OF AGRARIAN REFORM

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities by small farmers increased

ORGANIZATIONAL OUTCOME

1.	Tiller’s Security of Tenure Ensured

2.	Tiller’s Rights and Welfare Promoted

3.	Agrarian Reform Areas Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Tiller’s Security of Tenure Ensured

LAND TENURE SECURITY PROGRAM
Outcome Indicator
1. Percentage of farmers actually installed in awarded lands		85% of the farmers in distributed lands for the year
Output Indicators
1. Number of landholdings with claimfolder documentation completed		6,008
2. Number of hectares with Emancipation Patents/Certificate of Land Ownership Award (EP/CLOA) registered	28,636	41,077
3. Number of generated Certificate of Land Ownership Awards (CLOAs) registered (LRA-CARP)*	11,782	41,077
4. Number of hectares with approved survey (DENR-CARP)*	100,214	31,876
5. Number of subdivided collective CLOAs registered (LRA-CARP)*	15,374	13,916

Tiller’s Rights and Welfare Promoted

AGRARIAN JUSTICE DELIVERY PROGRAM
Outcome Indicator
1. Percent reduction of pending cases	56%	60%
Output Indicators
1. Resolution rate of agrarian-related cases (DARAB and ALI cases)	77%	82%
2. Percentage of cases handled with agrarian legal assistance in judicial and quasi-judicial courts	67%	70%

Agrarian Reform Areas Improved

AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM
Outcome Indicators
1. Percentage of Agrarian Reform Beneficiary Organizations (ARBOs) managing profitable business enterprises	29%	35%
2. Percentage increase in crop yield above the baseline (i.e. palay)	4.06 metric tons per hectare	5%
Output Indicators
1. Number of agrarian reform beneficiaries (ARBs) trained	517,746	345,816
2. Number of ARBs with access to credit and microfinance services	162,869	156,129

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3. Number of ARBOs provided with technical, enterprise and farm productivity support and physical infrastructures		2,955
4. Number of farmer beneficiaries and small landowners trained (DTI-CARP)*	31,452	41,600
5. Number of Irrigator’s Associations (IAs) organized and trained (NIA-CARP)*	40	50
6. Number of sites and areas covered for upland development (DENR-CARP)*	140 / 5,173	100 / 3,000
7. Number of irrigation projects completed (NIA-CARP)*	40	50
8. Number of Technical and Marketing Assistance provided (DTI-CARP)*	6,637	5,995
9. Number of Micro, Small and Medium Enterprises (MSMEs) maintained (DTI-CARP)*	2,853	3,700
10. Number of hectares (new and restored areas) provided with irrigation (NIA-CARP)*	863	2,569

* Please refer to the respective mother departments/agency budget for the requirements of CARP.

NOTE: Exclusive of Targets funded from other sources, e.g. Special Account in the General fund.

APRIL 29, 2019	OFFICIAL GAZETTE	9
DEPARTMENT OF AGRICULTURE

V. DEPARTMENT OF AGRICULTURE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in the Agricultural Sector increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Productivity in the agricultural sector increased

TECHNICAL AND SUPPORT SERVICES PROGRAM
Outcome Indicators
1. Percentage of beneficiaries rating the technical support services to be at least satisfactory	99.90%	80%
2. Percentage of deliveries of production support services validated by LGUs to have been delivered at the appropriate time	99.44%	100%
3. Percentage share of small farmers adopting new technologies to total number of small farmers trained with new technologies increased (to be reported every three (3) years starting 2019)		30%
Output Indicators
1. Number of Provinces and Chartered Cities provided with production support services and support to construct market-related infrastructure		86
2. Number of group beneficiaries provided with market development services		1,373
3. Number of extension workers trained to support the capacity of LGUs and farmers, fisherfolk, and other beneficiaries provided with training support services
a. LGU extension workers trained		15,014
b. Farmers, fisherfolk and other participants		145,562

AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM
Outcome Indicator
1. Percentage of beneficiaries rating the provision of agricultural machinery, equipment, facilities, and installation of small scale irrigation projects to be at least satisfactory		80%
Output Indicators
1. Number of Provinces and Chartered Cities provided with agricultural machineries, equipment, facilities, and small scale irrigation projects		85
2. Number of hectares of service area generated from the establishment and installation of small scale irrigation projects (SSIPs)	19,121	15,580.2
3. Number of kilometers of Farm-to-Market Roads (FMRs) validated for construction / rehabilitation	587.44	850.63
4. Percentage of DPWH-constructed FMRs monitored	82.51%	100%

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AGRICULTURE AND FISHERY POLICY PROGRAM
Outcome Indicator
1. Number of policies issued and disseminated	1	1
Output Indicator
1. Number of policies supported and endorsed for approval		20

AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM
Outcome Indicator
1. Number of provinces with control of incidence of major pests and diseases maintained at zero incidence
a. Foot and Mouth Disease		81
b. Avian Influenza		81
Output Indicators
1. Percentage of applications for quarantine and sanitary and phytosanitary (SPS) clearance processed within one (1) day		100%
2. Number of agri-fishery standards developed		30
3. Percentage of new agriculture facilities and products that have been inspected at least once a year		100%

LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM
Outcome Indicator
1. Number of agriculture and fishery based enterprises assisted		54
Output Indicator
1. Percentage of amount of approved FMR sub-projects to the total amount of FMR allocation		100%

B. AGRICULTURAL CREDIT POLICY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased

AGRICULTURAL CREDIT PROGRAM
Outcome Indicators
1. Percentage increase of borrowers obtaining loans from formal sources:
a. small farmer (3 ha and below)	62%
b. small fisherfolk (3 tons and below)	53%
2. Repayment rate (loans collected / loans matured)	100%	85%-95%

APRIL 29, 2019	OFFICIAL GAZETTE	11
DEPARTMENT OF AGRICULTURE

Output Indicators
1. Amount of loans granted to credit retailers / lenders and to end-borrowers:
a. Credit retailers / lenders		2,431.89
b. End-borrowers	2,955.50	3,531.89
2. Number of credit program orientations and credit matching seminars and workshops conducted	47	16
3. Number of farmers and fisherfolk organizations provided with institutional capacity building assistance	164	519

C. BUREAU OF FISHERIES AND AQUATIC RESOURCES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in Fisheries Sector within ecological limits improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Productivity in Fisheries Sector within ecological limits improved

FISHERIES DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in volume of production for provision of support / supply	2% historical annual increase	2% annually
2. Percentage reduction of post harvest losses	25% (FY 2016 data)	10% in 5 years
Output Indicators
1. Number of beneficiaries provided with aquaculture support / supply
a. Number of individuals	51,229 (FY 2017 actual)	40,518
b. Number of fisherfolk groups		1,909
2. Number of beneficiaries provided with postharvest support / supply
a. Number of individuals	862 (FY 2017 actual)	341
h. Number of fisherfolk groups		262
3. Number of beneficiaries provided with environment-friendly fishing gears / paraphernalia
a. Number of individuals	59,632 (FY 2017 actual)	21,482
b. Number of fisherfolk groups		235

FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM
Outcome Indicator
1. Percentage of administrative cases resolved within the prescribed period		50%
Output Indicators
1. Percentage of applications for permits, licenses or accreditation with complete documentary requirements acted upon within the prescribed period		100%
2. Number of fishery facilities and products monitored and / or inspected with reports issued	9,836 (FY 2017 actual)	9,100

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3. Percentage of violations acted upon within the prescribed period		80%

FISHERIES EXTENSION PROGRAM
Outcome Indicator
1. Percentage of technology trained fisherfolk adoptors		50%
Output Indicators
1. Percentage of individual fisherfolk who rated the extension support provided as satisfactory or better		90%
2. Percentage of requests for extension support responded to within three (3) days		90%

FISHERIES POLICY PROGRAM
Outcome Indicator
1. Percentage of approved policies that are translated into plans and programs within prescribed period	63% (FY 2017 actual)	70%
Output Indicators
1. Number of policies formulated and recommended	10 (FY 2017 actual)	5
2. Number of policies reviewed / updated in accordance with the period prescribed thereon		12

D. FERTILIZER AND PESTICIDE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture expanded and access to economic opportunities by small farmers increased

ORGANIZATIONAL OUTCOME

Fertilizer and pesticide products and handlers regulated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Fertilizer and pesticide products and handlers regulated

FERTILIZER AND PESTICIDE REGULATORY PROGRAM
Outcome Indicators
1. Percentage of handlers and products monitored / inspected with detected violations	1%	2%
2. Percentage of Notice of Violations and Order issuances that resulted into cases filed / litigated	0%	0%
Output Indicators
1. Percentage of regulatory documents issued within the prescribed time frame	92%	94%
2. Percentage of submitted reports that resulted in the issuance of notice of violations and penalties imposed	1%	1%

APRIL 29, 2019	OFFICIAL GAZETTE	13
DEPARTMENT OF AGRICULTURE

E. NATIONAL MEAT INSPECTION SERVICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

1.	Meat Safety and Quality Assured

2.	Meat Industry Sector Developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Meat Safety and Quality Assured

MEAT REGULATORY PROGRAM
Outcome Indicator
1. Percentage of existing meat establishments and transport vehicles conforming to national and international standards for handling safe and quality meat
a. Meat Establishments	39% (297 / 759)	15% (114)
b. Transport Vehicles	72% (2,526 / 3,500)	17% (595)
Output Indicators
1. Percentage increase in number of meat establishments and transport vehicles monitored and / or inspected with reports issued
a. Meat Establishments	297	10% (29)
b. Transport Vehicles	2,526	10% (252)
2. Number of Hazard Analysis and Critical Control Point (HACCP) certified meat establishments monitored and / or inspected with reports issued	130	133
3. Percentage of certificates and licenses issued within the prescribed period	100%	100%
4. Percentage of exporter and importer meat establishments registered and licensed within the prescribed period from the date of application	100%	100%
Meat Industry Sector Developed

LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM
Outcome Indicators
1. Percentage increase in the number of beneficiary LGU meat facilities that are compliant to national standards and are properly operated and maintained	25% (12 / 48)	15% (7)
2. Percentage of highly urbanized LGUs capable of performing meat inspection services Output Indicator	100% in 5 years	20%
1. Number of LGU Meat Inspectors trained to perform meat inspection service	400	400

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F. PHILIPPINE CARABAO CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Carabao-based enterprises enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Carabao-based enterprises enhanced

NATIONAL CARABAO DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of clients of genetically improved buffaloes (crossbred owners)	13,860	10% Annually
2. Percentage increase in the family income from dairy carabao-based enterprises (among value-chain players)	20%	20%
3. Percentage of technology adopters / users		20% in 3 years
Output Indicators
1. Percentage increase in the number of clients directly provided with production support services	187,118	5%
2. Percentage of clients who rated the goods and services delivered as satisfactory or better	90%	95%
3. Percentage of requests for technical assistance responded to within 3 days	94%	95%
4. Number of technologies developed or improved	10	10

G. PHILIPPINE CENTER FOR POST-HARVEST DEVELOPMENT AND MECHANIZATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development and extensions

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development, and extensions

APRIL 29, 2019	OFFICIAL GAZETTE	15
DEPARTMENT OF AGRICULTURE

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM
Outcome Indicators
1. Percentage increase in the number of new technology adopters / users	126	20% increase annually
2. Percentage increase in the number of intellectual property applications filed	4	25% increase annually
Output Indicators
1. Number of technologies developed or improved	10	10
2. Percentage of Research and Development results commercialized	50%	50%
3. Number of individuals trained on technology utilization / adoption	630	944

H. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisberfolk increased

ORGANIZATIONAL OUTCOME

Enhanced Agriculture and Fishery Stakeholders Participation in Policy Development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Enhanced Agriculture and Fishery Stakeholders Participation in Policy Development

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM
Outcome Indicators
1. Percentage of policy recommendations / resolutions adopted	13%	30%
2. Percentage increase in membership of agricultural and fishery stakeholders in PCAF Consultative Bodies		5%
Output Indicators
1. Percentage of policy recommendations / resolutions endorsed within prescribed period	75%	75%
2. Number of partnership agreements with CSO and farmers / fisherfolk cooperatives forged	10	10

I. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisberfolk increased

ORGANIZATIONAL OUTCOME

Productivity in the fiber Industry increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Productivity in the fiber industry increased

FIBER DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage increase in fiber production	2% historical annual increase	10% increase within 5 years
Output Indicators
1. Number of beneficiaries of specific goods and services (planting materials, technical assistance)
a. Individual	5,774	7,283
b. Group	50	81
2. Percentage of beneficiaries who rated the goods and services delivered as satisfactory or better	80%	80%
3. Percentage of goods and services delivered within the prescribed time frame	80%	80%

FIBER INDUSTRY REGULATORY PROGRAM
Outcome Indicator
1. Percentage increase of Grading Bailing Establishment (GBEs) compliant with Quality Standards set by PhilFIDA Output Indicators	1,201	10% increase within 5 years
1. Number of Permit to Transport Fibers (PTFs) issued	3,170	5,175
2. Number of Primary Certificate of Fiber Inspection (PCFI) issued	1,201	3,180
3. Number of licenses issued	1,159	1,428
4. Number of enforcement actions undertaken	6,000	8,260
5. Number of sites and facilities monitored	1,225	1,543

APRIL 29, 2019	OFFICIAL GAZETTE	17
DEPARTMENT OF BUDGET AND MANAGEMENT

VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2.	Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Allocative efficiency and operational effectiveness enhanced

2.	Budget improved through sustained fiscal discipline and fiscal openness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Allocative efficiency and operational effectiveness enhanced

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM
Outcome Indicator
1. Percentage of targeted agencies with rightsized organizational structure and staffing pattern for the efficient, effective, and economical delivery of services		80%
Output Indicators
1. Percentage of approved actions on organization, staffing, compensation, position classification, management systems improvement and productivity enhancement released by the DBM within the target date		86%
2. Percentage of policy guidelines on organization, staffing, compensation, position classification, management systems improvement, and productivity enhancement issued by the DBM within the target date	FY 2017: 100%	90%

BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM
Outcome Indicator
1. President’s proposed appropriations aligned with the government priorities (i.e. Public Infrastructure spending increased, in % GDP)		6.8% of GDP for Infrastructure
Output Indicators
1. Budget documents under the responsibility of DBM submitted on time	FY 2017: 100%	100%
2. Percentage of requests for budget variation and authorization acted upon within the prescribed period	FY 2017: 98.50%	90%
3. Percentage of Agency Performance Reviews (APRs) conducted within the prescribed period	FY 2017: 100%	87%
4. Percentage of targeted number of policy directives / guidelines on budget preparation, execution, and accountability issued on the target date		100%

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5. Percentage of budget reviews on LGU Budgets and GOCC Corporate Operating Budgets (COB) completed within the prescribed period
A. Percentage of budget reviews on GOCC Corporate Operating Budgets (COB) completed within the prescribed period	FY 2017: 100%	100%
B. Percentage of LGUs budgets submitted with complete documentation reviewed within 75 days	FY 2017: 99.94%	95%

LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM
Outcome Indicator
1. Percent increase in the rating for the two identified dimensions of PFM, i.e. credibility of the budget and policy-based budgeting of LGUs assessing their PFM systems using the PFM Assessment Tool (PFMAT) for LGUs	FY 2017: 2.68	12%
Output Indicator
l. Percentage of targeted number of policy directives / guidelines issued on local expenditure management		100%

RESULTS-BASED PERFORMANCE MANAGEMENT PROGRAM
Outcome Indicator
l. Number of national government agencies with functional M&E units	FY 2016: 7 Departments (OSEC only)	7 Departments (OSEC only) and selected OEO agencies
Output Indicator
1. Number of M&E directives / guidelines / tools issued	FY 2016: 1	2
2. Percentage of targeted agencies provided with technical assistance on time		100%
3. Percentage of targeted agency participants who rated the technical assistance provided as satisfactory or better		80%

Budget improved through sustainable fiscal discipline and fiscal openness

FISCAL DISCIPLINE AND OPENNESS PROGRAM
Outcome Indicators
1. Expenditure level kept within the target NG fiscal deficit-to-GDP ratio set by the DBCC	FY 2014: 13%	Disbursement kept within 3% of GDP deficit with deviation from program in single digit
2. Targeted PEFA or IMF-FTA budget indicators improved	FY 2015: D	Improved PI-1 and PI-2 PEFA indicators for the 4 agencies
3. Philippines’ score in the Open Budget Survey (OBS) improved	FY 2015: 64	At least 69
Output Indicators
1. Percentage of targeted number of budget policy advisories submitted to and approved within one (1) revision by the DBCC		100%
2. Percentage of PEM reforms approved by Authorities and issued through policy guidelines / directives		90%
3. All seven (7) essential budget documents (in the OBI) under DBM responsibility published on time	FY 2017: 7	7

APRIL 29, 2019	OFFICIAL GAZETTE	19
DEPARTMENT OF BUDGET AND MANAGEMENT

B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Efficient Government Operations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Efficient Government Operations

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM
Outcome Indicator
1. Percentage of Agency Procurement Compliance and Performance Indicator (APCPI) results evaluated by the GPPB-TSO with an average rating / score of “2.00” or better		15%
Output Indicators
1. Percentage of procurement policy recommendations approved by the GPPB	100%	80%
2. Percentage of agencies evaluated under APCPI system	509%	20%
3. Percentage of target number of agencies covered by training or professionalization program		70%

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VII. DEPARTMENT OF EDUCATION

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Lifelong learning opportunities for all ensured

2.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Access of every Filipino to an enhanced basic education program enabling them to prepare for further education and the world of work achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access of every Filipino to an enhanced basic education program enabling them to prepare for further education and the world of work achieved

EDUCATION POLICY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of completed education researches used for policy development		30%
2. Percentage of satisfactory feedback from clients on issued policies		55%
Output Indicators
1. Number of policies formulated, reviewed, and issued	75	50
2. Number of education researches completed	155	126
3. Number of proposed policies reviewed	68	60

BASIC EDUCATION INPUTS PROGRAM
Outcome Indicators
1. Percentage of schools meeting the standard ratio for teachers
a. Elementary	92.42%	97%
b. junior High School	95.69%	98%
2. Classroom Pupil Ratio
a. Kindergarten		1:25
b. Grades 1-3		1:30
c. Grades 4-6		1:40
d. Junior High School	1:45	1:44
3. Percentage of schools with computer package
a. Elementary	20%	97%
b. Secondary	54%	100%
Output Indicators
1. Number of:
a. new classrooms constructed	33,418	4,110
b. textbooks and instructional / learning materials procured for printing and delivery	84.9 M	8.9 M
2. Number of equipment distributed:
a. Science and Math package	2,310	2,371
b. ICT package	34,647	3,827
c. TechVoc Equipment	3,129	3,547
3. Number of newly-created teaching positions filled up	41,360	10,000

APRIL 29, 2019	OFFICIAL GAZETTE	21
DEPARTMENT OF EDUCATION

INCLUSIVE EDUCATION PROGRAM
Outcome Indicators
1. Percentage of learners enrolled in:
a. Multigrade (public)	1.70% (411,194)	1.88% (432,523)
b. SPED (public)	0.95% (228,763)	1.04% (240,629)
c. ALIVE (both public and private)	1.46% (351,939)	1.61% (370,195)
d. IPED (public)	12.12% (2,929,987)	13.38% (3,081,971)
e. ALS	2.89% (698,743)	3.17% (729,425)
Output Indicators
1. Number of schools offering the following programs:
a. ALIVE	1,660	1,660
b. IPED	33,635	33,635
c. SPED	12,449	12,449
d. Multigrade Education Program	8,379	8,379
2. Number of Community Learning Centers offering ALS	34,752	34,752

SUPPORT TO SCHOOLS AND LEARNERS PROGRAM
Outcome Indicators
1. Retention rate
a. Elementary	97%	99%
b. Junior High School	93%	95%
2. Completion rate
a. Elementary	84.02%	87.18%
b. junior High School	74.03%	77.48%
3. Proportion of children and young people achieving towards mastery, closely approximating mastery and mastered
a. Elementary	63.93%	69.91%
b. Junior High School	14.37%	17.59%
Output Indicators
1. Number of learners benefiting from the “School Based Feeding Program”	1,800,884	1,836,793
2. Number of grantees:
a. Education Service Contracting (ESC)	932,090	1,101,012
b. SHS Voucher	615,929	1,314,376
c. joint Delivery Tech-Voc and Livelihood (TVL)		70,000

EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM
Outcome Indicator
1. Increase in percentage of schools conducting schools learning action cell sessions		50%
Output Indicator
1. Number of teachers and teaching-related staff trained	124,422	95,000

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GENERAL APPROPRIATIONS ACT, FY 2019

B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Readiness of Filipino Children for Kindergarten Achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Readiness of Filipino Children for Kindergarten Achieved

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of children from age zero (0) to four (4) years enrolled in child development centers	30%	90%
2. Percentage of ECCD Centers and Service Providers accredited	0	85%
3. Percentage of LGUs that support the implementation of their ECCD Program	90%	95%
Output Indicators
1. Number of ECCD community facilities established / expanded	763 (FY 2013-FY 2016)	1,100
2. Number of ECCD Service Providers trained	2,600	1,950
3. Number of ECCD Centers and Service Providers accredited	0	100

C. NATIONAL BOOK DEVELOPMENT BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Local book publishing industry developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Local book publishing industry developed

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of manuscripts / titles by NBDB-registered authors	341	5%

APRIL 29, 2019	OFFICIAL GAZETTE	23
DEPARTMENT OF EDUCATION

2. Percentage increase in the number of titles published by NBDB-registered authors / publishers	1,823	2%
3. Percentage increase in the gross revenue of NBDB-registered publishers	₱5.53B	5%
Output Indicators
1. Number of capacity-building and trade promotion	25	26
2. Number of awards, grants, and incentives given initiatives undertaken	33	25
3. Number of policies developed, researches conducted, information systems developed and / or managed, and information campaigns conducted	0	13

D. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Quality Child-Friendly Television Programs Promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Quality Child-Friendly Television Programs Promoted

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of television airtime dedicated to child-friendly programs	15%	15%
2. Number of policies concerning children and media prepared which are adopted / approved by concerned agencies	1	1
Output Indicators
1. Number of policies concerning children and media prepared and presented to concerned agencies	1	1
2. Number of workshops, seminars, trainings, and conferences conducted	51	40
3. Percentage of participants of workshops, seminars, trainings, and conferences who rate the activities as good or better	98%	98%

E. NATIONAL MUSEUM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

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GENERAL APPROPRIATIONS ACT, FY 2019

ORGANIZATIONAL OUTCOME

Management and preservation of museums, collections, and cultural properties strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Management and preservation of museums, collections, and cultural properties strengthened

MUSEUMS PROGRAM
Outcome Indicators
1. Number of visitors to the museums managed and percentage increase over the previous year	1,085,214	1,563,712
2. Percentage of visitors who rated the museums as good or better	91%	91%
3. Percentage of visitors who rated the quality of preservation and conservation as good or better	80%	80%
4. Average percentage of year for which protected and preserved properties are accessible to the public during normal business hours	75%	75%
5. Percentage increase in cultural properties registered and declared as National Cultural Treasures (NCT) or Important Cultural Property (ICP)	57	11% increase (63)
Output Indicators
1. Number of days the museum is open for public viewing	307	307
2. Number of trainings / lectures or workshops conducted	33	44
3. Number of cultural properties under protection and preservation	255	390
4. Number and percentage increase in researches published	39	47

F. PHILIPPINE HIGH SCHOOL FOR THE ARTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Access of artistically gifted students to complete quality secondary education achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access of artistically gifted students to complete quality secondary education achieved

APRIL 29, 2019	OFFICIAL GAZETTE	25
DEPARTMENT OF EDUCATION

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM
Outcome Indicators
1. Enrollment of artistically gifted students	98%	95%
2. Percentage increase in National Achievement Test (NAT) scores of PHSA students annually	no data available	2%
3. Percentage increase in beneficiaries of outreach performances / workshops	2016: 2,871	5	% (3,015)
Output Indicators
1. Number of artistically gifted students trained	157	200
2. Average NAT scores for PHSA as a ratio to the Average NAT score	no data available	85%
3. Percentage of research-based artworks, published, staged / mounted at the end of the school year	100%	90%

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GENERAL APPROPRIATIONS ACT, FY 2019

VIII. STATE UNIVERSITIES AND COLLEGES

A. NATIONAL CAPITAL REGION (NCR)

A.l. EULOGIO ‘AMANG’ RODRIGUEZ INSTITUTE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	43.41% (290 / 668)	45%
2. Percentage of graduates (2 years prior) that are employed	2.6% (62 / 2388)	3%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	62.18% (12782 / 20556)	61.24% (10,320 / 16,852)
2. Percentage of undergraduate programs with accreditation	84% (21 / 25)	76% (25 / 33)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	2.78%(1 / 36)	0
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	47.22%(17 / 36)	60% (3 / 5)
c. producing technologies for commercialization or livelihood improvement	11.76%(2 / 17)	0
d. whose research work resulted in an extension program	17.67%(3 / 17)	0

APRIL 29, 2019	OFFICIAL GAZETTE	27
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	18.10% (225 / 1243)	30.83% (476 / 1,544)
2. Percentage of accredited graduate programs	100% level 1 (9 / 9)	55% (6 / 11)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1
Output Indicators
1. Number of research outputs completed within the year	46	43
2. Percentage of research outputs presented in national, regional, and international forums within the year	100% (145 / 145)	100% (43 / 43)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	18
Output Indicators
1. Number of trainees weighted by the length of training	2,510	3,658
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2,510	53
3. Percentage of beneficiaries who rate the training as satisfactory or higher in terms of quality and relevance	85%	85%

A.2. MARIKINA POLYTECHNIC COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

28	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	49.27%	55%
2. Percentage of graduates (2 years prior) that are employed	10%	15%
Output Indicators	28%	30%
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs
2. Percentage of undergraduate programs with accreditation	100%	100%

A.3. PHILIPPINE NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (Pls)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators	90% (1917 / 2133)	90%
1. Percentage of first-time licensure exam-takers that pass the licensure exams
2. Percentage of graduates (2 years prior) that are employed	85% (1818 /2139)	85%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100% (5206 / 5206)	100%
2. Percentage of undergraduate programs with accreditation	94% (32 / 34)	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	0	0

APRIL 29, 2019	OFFICIAL GAZETTE	29
STATE UNIVERSITIES AND COLLEGES

b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	81	% (17 / 21)	90%
c. producing technologies for commercialization or livelihood improvement	0		0
d. whose research work resulted in an extension program	0		0
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98	% (2109 / 2160)	98%
2. Percentage of accredited graduate programs	40	% (24 / 60)	40%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0		0
Output Indicators
1. Number of research outputs completed within the year	65		66
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	51%		52%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	37		38
Output Indicators
1. Number of trainees weighted by the length of training	1000		1100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	37		38
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100	% (10 / 10)	100%

A.4. PHILIPPINE STATE COLLEGE OF AERONAUTICS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

30	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	70%	70%
2. Percentage of graduates (2 years prior) that are employed	30%	31%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	72%	50%
2. Percentage of undergraduate programs with accreditation	69%	20%

A.5. POLYTECHNIC UNIVERSITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	64.49%	64.59%
2. Percentage of graduates (2 years prior) that are employed	53.84%	54%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	78.49%	79%
2. Percentage of undergraduate programs with accreditation	28.10%	28.75%

APRIL 29, 2019	OFFICIAL GAZETTE	31
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	2.20%	2.82%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	31.87%	18.01%
c. producing technologies for commercialization or livelihood improvement	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	73.68%	78.95%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	114	115
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	12.41%	13.04%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	100	101
Output Indicators
1. Number of trainees weighted by the length of training	3145	3200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	97.34%	97.44%

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GENERAL APPROPRIATIONS ACT, FY 2019

A.6. RIZAL TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (Pls)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	55.98%	56%
2. Percentage of graduates (2 years prior) that are employed	50%	51%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	95%	96%
2. Percentage of undergraduate programs with accreditation	79%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	70%	71%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	79%	80%
c. producing technologies for commercialization or livelihood improvement	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	97%	98%
2. Percentage of accredited graduate programs	90%	91%

APRIL 29, 2019	OFFICIAL GAZETTE	33
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	6
Output Indicators
1. Number of research outputs completed within the year	45	46
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	80%	81%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	25	26
Output Indicators
1. Number of trainees weighted by the length of training	2000	2100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	35	38
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90%	91%

A.7. TECHNOLOGICAL UNIVERSITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	72%	72%

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GENERAL APPROPRIATIONS ACT, FY 2019

2. Percentage of graduates (2 years prior) that are employed	50%	50%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	72%	74%
2. Percentage of undergraduate programs with accreditation	93%	93%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	1%	1%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	13%	14%
c. producing technologies for commercialization or livelihood improvement	0	1%
d. whose research work resulted in an extension program	1%	1%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	16%	50%
2. Percentage of accredited graduate programs	41%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	4
Output Indicators
1. Number of research outputs completed within the year	40	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	17.90%	15%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	15
Output Indicators
1. Number of trainees weighted by the length of training	7494	7494
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	50	55

APRIL 29, 2019	OFFICIAL GAZETTE	35
STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	85%	86%

A.8. UNIVERSITY OF THE PHILIPPINES SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

4.	Quality medical education and hospital services ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers who passed the licensure exams	80%	80%
2. Percentage of graduates (2 years prior) that are employed	78%	81%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	70%	70%
2. Percentage of undergraduate programs with accreditation	Not applicable	Not applicable

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	—	—
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	40%	40%
c. producing technologies for commercialization or livelihood improvement	—	—

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GENERAL APPROPRIATIONS ACT, FY 2019

d. whose research work resulted in an extension program	—	—
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	40%	40%
2. Percentage of accredited graduate programs	Not applicable	Not applicable

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	888	888
Output Indicators
1. Number of research outputs completed within the year	868	868
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	35%	37%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	300	300
Output Indicators
1. Number of trainees weighted by the length of training	50,000	50,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1,350	1,500
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80%	85%

Quality medical education and hospital services ensured

HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Hospital infection rate Output Indicators	0.92%	0.92%
1. Doctor to hospital bed ratio	1.99	1.99
2. Bed occupancy rate	75%	78%
3. Average inpatient waiting time for elective surgeries	12	12

B. REGION I – ILOCOS

B.1. DON MARIANO MARCOS MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

APRIL 29, 2019	OFFICIAL GAZETTE	37
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	58.92%	59.05%
2. Percentage of graduates (2 years prior) that are employed	4.15%	4.50%
Output Indicators
1. Percentage of undergraduate students population enrolled in CHED-identified and RDC-identified priority programs	90%	92%
2. Percentage of undergraduate programs with accreditation	57.14%	79%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	11%	15%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	10%	14%
c. producing technologies for commercialization or livelihood improvement	7%	10%
d. whose research work resulted in an extension program	8%	13%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	59.46%	65%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	13

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GENERAL APPROPRIATIONS ACT, FY 2019

Output Indicators
1. Number of research outputs completed within the year	48	50
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	25%	26%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	45	50
Output Indicators
1. Number of trainees weighted by the length of training	7103	10100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	45	60
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

B.2. ILOCOS SUR POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	70%	77%
2. Percentage of graduates (2 years prior) that are employed	78%	82%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	67%	73%

APRIL 29, 2019	OFFICIAL GAZETTE	39
STATE UNIVERSITIES AND COLLEGES

2. Percentage of undergraduate programs with accreditation	70%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree program (Ph.D.)	2%	3%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	2%	3%
c. producing technologies for commercialization or livelihood improvement	2%	3%
d. whose research work resulted in an extension program	2%	3%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	12%
2. Percentage of accredited graduate programs	60%	10%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	8
Output Indicators
1. Number of research outputs completed within the year	27	28
2. Percentage of research outputs presented in national, regional, and international fora within the year	26%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	9
Output Indicators
1. Number of trainees weighted by the length of training	4981	4000
2. Number of extension programs organized and supported consistent with the SUC’s mandate and priority programs	45	50
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2019

B.3. MARIANO MARCOS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	73.99%	75.80%
2. Percentage of graduates (2 years prior) that are employed	90.84%	55%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	68.56%	68%
2. Percentage of undergraduate programs with accreditation	91.67%	92%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty population enrolled in research degree of the following:
a. pursuing advanced research degree programs (Ph.D)	20%	59%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	25%	48%
c. producing technologies for commercialization or livelihood improvement	5%	11%
d. whose research work resulted in an extension program	10%	15.30%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	15%	60%
2. Percentage of accredited graduate programs	88.89%	90%

APRIL 29, 2019	OFFICIAL GAZETTE	41
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	16
Output Indicators
1. Number of research outputs completed within the year	5	5
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	15%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	30	33
Output Indicators
1. Number of trainees weighted by the length of training	5256.75	5360
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	9
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

B.4. NORTH LUZON PHILIPPINES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	64.50%	47.99%

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2. Percentage of graduates (2 years prior) that are employed	58.93%	36%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	64%	60.09%
2. Percentage of undergraduate programs with accreditation	55.56%	88.89%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Percentage increase in the number of research outputs presented in national, regional, and international forums in the last three (3) years	67.14%	3.98%
2. Percentage increase in the percentage of research and development outputs completed	100%	3.57%
Output Indicators
1. Number of research outputs completed within the year	26	29
2. Percentage of research outputs presented in national, regional and international forums in the last three (3) years	67.14%	71.08%

B.5. PANGASINAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	58.71%	58.75%
2. Percentage of graduates (2 years prior) that are employed	53.88%	54%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	49.07%	49.10%

APRIL 29, 2019	OFFICIAL GAZETTE	43
STATE UNIVERSITIES AND COLLEGES

2. Percentage of undergraduate programs with accreditation	66.67%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	1.72%	1.72%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	0	0
c. producing technologies for commercialization or livelihood improvement	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	12.41%	12.50%
2. Percentage of accredited graduate programs	0	0

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	7
Output Indicators
1. Number of research outputs completed within the year	80	132
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	39%	40%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	27	28
Output Indicators
1. Number of trainees weighted by the length of training	4227	4500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	99.86%	99.86%

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GENERAL APPROPRIATIONS ACT, FY 2019

B.6. UNIVERSITY OF NORTHERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators	16%	0
1. Percentage increase in graduates of CHED-identified and RDC-identified priority programs
2. Percentage of first-time licensure exam-takers that pass the licensure exams	57%	60%
3. Percentage of graduates (2 years prior) that are employed	40%	40%
Output Indicators	57%	58%
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs
2. Percentage of undergraduate programs with accreditation	100%	94%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	16%	12%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	79%	79%
c. producing technologies for commercialization or livelihood improvement	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators	100%	100%
1. Percentage of graduate students enrolled in research degree programs

APRIL 29, 2019	OFFICIAL GAZETTE	45
STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	100%	92%

RESEARCH PROGRAM
Outcome Indicators
1. Percentage increase in the number of research outputs in the last three years utilized by the industry or by the other beneficiaries	25%	0
2. Percentage increase in the number of research outputs completed within the year	8.86%	0
3. Percentage increase in the number of research outputs published in internationally-refereed or CHED recognized journals in the last three (3) years by other beneficiaries	4%	0
Output Indicators
1. Number of research outputs completed within the year	34	35
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	13.33%	13.50%
3. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	6

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	33	35
Output Indicators
1. Number of trainees weighted by the length of training	5350	5450
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	120	125
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	91.70%	93%

C. CORDILLERA ADMINISTRATIVE REGION (CAR)

C.1. ABRA STATE INSTITUTE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

46	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Average percentage passing in licensure exam by the SUC graduates over national average percentage passing in board programs covered by the SUC	51.90%	56%
2. Percentage change in number of students awarded financial aid who completed their degrees	2.50% (82)	5% (84)
3. Percentage change in number of graduates in priority program Access of deserving but poor students to qualify tertiary education increased	0.07%	2% (580)
1. Percentage change in number of students in priority programs awarded financial aid	9.65% (534)	10% (536)
2. Percentage change in number of students awarded financial aid who completed their degrees	2.27% (90)	5% (102)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of R&D outputs patented / commercialized / used by the industry or by the other beneficiaries
a. Adopted by the industry / small and medium enterprises / LGU / Community-based Organizations;	1	2
b. Applied in course instruction	2	2
2. Number of R&D outputs in the fields of agro-industrial technology published in CHED recognized refereed journals	1	1
3. Percentage change in number of faculty engaged in research work applied in the following:
a. Pursuing advanced research degree programs or	33.33% (4)	50% (6)
b. Publishing (investigative, or basic and applied scientific research) or	none	none
c. Producing technologies for commercialization or livelihood improvement	none	none

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators

1. Percentage change in number in partnerships with LGUs, industry, small and medium enterprises, and local entrepreneurs and other national agency in developing, implementing or using new technologies relevant to agro-industrial development

	7.69% (14)	8.24% (15)
2. Percentage change in number of poor beneficiaries of technology transfer / extension programs and activities leading to livelihood improvement	4.00% (258)	4.18% (269)

APRIL 29, 2019	OFFICIAL GAZETTE	47
STATE UNIVERSITIES AND COLLEGES

C.2. APAYAO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving hut poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving hut poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure examination	34.65%	40%
2. Percentage of graduates (2 years prior) that are employed	69%	75%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	82.35%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Percentage increase in the percentage of research and development outputs completed	0	7.14%
2. Percentage increase in the percentage of research and development outputs disseminated	0	15%
Output Indicators
1. No. of research and development outputs completed within the last three years	70	75
2. Percentage of research and development outputs disseminated: Percentage of research outputs presented in national, regional, and international forums within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	8

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GENERAL APPROPRIATIONS ACT, FY 2019

Output Indicators
1. Number of trainees weighted by the length of training	3442	3570
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	14
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

C.3. BENGUET STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	67.78%	76.15%
2. Percentage of graduates (2 years prior) that are employed	62.05%	65%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	82.52%	82.52%
2. Percentage of undergraduate programs with accreditation	72.73%	75%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	23.76%	75%

April 29, 2019	OFFICIAL GAZETTE	49
STATE UNIVERSITIES AND COLLEGES

b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	26.52%	29%
c. producing technologies for commercialization or livelihood improvement	10.50%	11%
d. whose research work resulted in an extension program	8.29%	9%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	96.88%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	10
Output Indicators
1. Number of research outputs completed within the year	49	57
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	75%	75%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	11
Output Indicators
1. Number of trainees weighted by the length of training	11,929	11,929
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	7
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	98%	98%

C.4. IFUGAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

50	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	62.57%	70%
2. Percentage of graduates (2 years prior) that are employed	35.67%	36%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority courses / programs	86%	86%
2. Percentage of undergraduate programs with accreditation	67% (20 / 30)	71%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	8%	14%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	14%	21%
c. producing technologies for commercialization or livelihood improvement	0%	7%
d. whose research work resulted in an extension program	0%	7%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	29	29
Output Indicators
1. Number of research outputs completed within the year	45	35
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	17%	17%

APRIL 29, 2019	OFFICIAL GAZETTE	51
STATE UNIVERSITIES AND COLLEGES

Community engagement increased
TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	62	124
Output Indicators
1. Number of trainees weighted by the length of training	7845	7845
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	5
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

C.5. KALINGA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	29.87%	55%
2. Percentage of graduates. (2 years prior) that are employed	30%	41%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	82.73%	85%
2. Percentage of undergraduate programs with accreditation	88%	88%
Higher education research improved to promote economic productivity and innovation

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GENERAL APPROPRIATIONS ACT, FY 2019

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	10
Output Indicators
1. Number of research outputs completed within the year	41	74
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	13%	32.43%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	4	10
Output Indicators
1. Number of trainees weighted by the length of training	2700	2700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	38
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80%	85%

C.6. MOUNTAIN PROVINCE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Output Indicators
1. Percentage of Undergraduate Student Population Enrolled in CHED-Identified and RDC-Identified Priority Programs	93.39%	93.92%

APRIL 29, 2019	OFFICIAL GAZETTE	53
STATE UNIVERSITIES AND COLLEGES

2. Percentage of Undergraduate Programs with Accreditation	95.24%	95.24%
Outcome Indicators
1. Percentage of First Time Licensure Exam-Takers that pass the licensure exams Average Licensure Passing Rate	55.70%	57.50%
2. Percentage of Graduates (2 years prior) that are employed	43%	44%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Output Indicators
1. Number of research outputs completed within the year	44	52
2. Percentage of research outputs presented in National Regional and international Forums in the last three (3) years	70%	70%
3. Number of research outputs in the last three (3) years utilized by the Industry or by other beneficiaries	1	2
Outcome Indicators	5%	96.36%
1. Percentage increase in research outputs completed within the year
2. Percentage increase in the number of research outputs presented in National, Regional and Inter-national forums in the last three (3) years	0.10%	72%
3. Percentage increase in the number of research outputs in the last three (3) years utilized by the Industry or by other beneficiaries	0%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Output Indicators
1. Number of trainees weighted by the length of training	517	571
2. Number of extension programs organized and supported consistent with the SUCs mandated and priority programs	5	7
3. Percentage of partners who rate the training course / s and advisory service as satisfactory or higher in terms of quality and relevance Outcome Indicator	92%	92%
1. Number of partnerships with LGUs, Industries, NGOs, NGAs, SMEs and other stakeholders as a result of extension activities	6	7

D. REGION II-CAGAYAN VALLEY

D.1. BATANES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

54	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	25%	56%
2. Percentage of graduates (2 years prior) that are employed	19%	69%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	45%	68%
2. Percentage of undergraduate programs with accreditation	71%	73%

D.2. CAGAYAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	56.67%	63%
2. Percentage of graduates (2 years prior) that are employed	68%	72%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	70.42%	73%
2. Percentage of undergraduate programs with accreditation	42 / 89=47.19%	71%

APRIL 29, 2019	OFFICIAL GAZETTE	55
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	18%	22%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	10%	10%
c. producing technologies for commercialization or livelihood improvement	5%	5%
d. whose research work resulted in an extension program	10.59%	13%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	95%	100%
2. Percentage of accredited graduate programs	3.33%	40%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	13
Output Indicators
1. Number of research outputs / studies completed within the year	89	95
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	71 /80=80%	71%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	25
Output Indicators
1. Number of trainees weighted by the length of training	2835	7968
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	39	48
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95%	97%

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D.3. ISABELA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	54.39%	44.00%
2. Percentage of graduates (2 years prior) that are employed	30%	33%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	12383/27235=45.46%	15663/31326=50%
2. Percentage of undergraduate programs with accreditation	13 / 35=37.14%	67 / 85=78.82%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D.)	0	0
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	30 / 65=46.15%	28 / 61=46%
c. producing technologies for commercialization or livelihood improvement	7 / 50=14%	8 / 50=16%
d. whose research work resulted in an extension program	5 / 50=10%	6 / 50=12%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	985 / 1216=81%	812.80 /1016=80%
2. Percentage of accredited graduate programs	4 / 4=100%	2 / 2=100%

APRIL 29, 2019	OFFICIAL GAZETTE	57
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2+1+3=6	2+3+4=9
Output Indicators
1. Number of research outputs completed within the year	25	27
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	8 /64=12.5%	12 /77= 15.58%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	35	40
Output Indicators
1. Number of trainees weighted by the length of training	1099	1192
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	132	138
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	430 /430=100%	478 /486=98%

D.4. NUEVA VIZCAYA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	66%	70%
2. Percentage of graduates (2 years prior) that are employed	69%	71%

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Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	74%	76%
2. Percentage of undergraduate programs with accreditation	86.11%	87%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	6.55%	6.55%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	57.38%	60.66%
c. producing technologies for commercialization or livelihood improvement	11.48%	11.48%
d. whose research work resulted in an extension program	6.55%	6.55%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	96%	99%
2. Percentage of accredited graduate programs	60%	60%
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	23	25
Output Indicators
1. Number of research outputs completed within the year	38	49
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	76.67%	32%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	14	16
Output Indicators
1. Number of trainees weighted by the length of training	2820	1465
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	12	12

APRIL 29, 2019	OFFICIAL GAZETTE	59
STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

D.5. QUIRINO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	54.75%	57%
2. Percentage of graduates (2 years prior) that are employed	81.86%	82%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	64.78%	89.98%
2. Percentage of undergraduate programs with accreditation	50%	50%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty population enrolled in research degree of the following:
a. pursuing advanced research degree programs (Ph.D)	56.25%	38.88%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	56.25%	44.44%
c. producing technologies for commercialization or livelihood improvement	0	0
d. whose research work resulted in an extension program	0	0

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Output Indicators
1. Percentage of graduate students enrolled in research degree programs	86.33%	88.44%
2. Percentage of accredited graduate programs	0	0

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	12
Output Indicators
1. Number of research outputs completed within the year	18	20
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	32.43%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	21
Output Indicators
1. Number of trainees weighted by the length of training	3705.55	3742
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	4
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

E. REGION III - CENTRAL LUZON

E.1. AURORA STATE COLLEGE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

APRIL 29, 2019	OFFICIAL GAZETTE	61
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	80.47%(44.38%/55.15% )	122.5% (49% / 40% )
2. Percentage of graduates (2 years prior) that are employed	11.25% (36 / 320)	44.75% (162 / 362)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	91.57% (1804 / 1970)	92.92% (2364 / 2544)
2. Percentage of undergraduate programs with accreditation	36.36% (4 / 11)	50% (4 / 8)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	2
Output Indicators
1. Number of research outputs completed within the year	25	10
2. Percentage of research outputs presented in national, regional, and international forums within the year	95%	20% (2 / 10)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	11
Output Indicators
1. Number of trainees weighted by the length of training	1737	1790
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	9
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2019

E.2. BATAAN PENINSULA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams that are employed	48%	50%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	69.29%	66%
2. Percentage of undergraduate programs with accreditation	93.62%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	28	33
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	32%	18%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs and other stakeholders as a result of extension activities	5	9
Output Indicators
1. Number of trainees weighted by the length of training	9273	9580

APRIL 29, 2019	OFFICIAL GAZETTE	63
STATE UNIVERSITIES AND COLLEGES

2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	19	18
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	9%	9%

E.3. BULACAN AGRICULTURAL STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	110%	110%
2. Percentage of graduates (2 years prior) that are employed	89%	90%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	81.82%	90.91

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	16	16
2. Percentage of research outputs presented in national, regional, and international forums within the year	75%	77.50%

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Community engagement increased
TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	21	22
Output Indicators
1. Number of trainees weighted by the length of training	2324	2400
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	5
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance.	80%	86%

E.4. BULACAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	55.64%	57.90%
2. Percentage of graduates (2 years prior) that are employed	81.60%	82.92%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	59.64%	80%

APRIL 29, 2019	OFFICIAL GAZETTE	65
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	32.31% (21 / 65)	16.92% (11 / 65)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	49.23% (32 / 65)	13.84% (9 /65)
c. producing technologies for commercialization or livelihood improvement	N / A	N / A
d. whose research work resulted in an extension program	4.62% (3 / 65)	7.69% (5 / 65)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	92.31% (2065 / 223	100.00% (2000 / 2000)
2. Percentage of accredited graduate programs	100% (5 / 5)	100.00% (6 / 6)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	4
Output Indicators
1. Number of research outputs completed within the year	54	56
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	21.60%	25.00% (14 / 56)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	17	22
Output Indicators
1. Number of trainees weighted by the length of training	14492	8110
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	243	260
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	82.89% (315 / 380)	83.95% (319 / 380)

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E.5. CENTRAL LUZON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	119%	127%
2. Percentage of graduates (2 years prior) that are employed	17% (300 / 1,733)	14.45% (300 / 2,076)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100% (10,170)	100%(10,170)
2. Percentage of undergraduate programs with accreditation	82%	82%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	6% (7 / 110)	6%(7 / 110)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	62% (68 / 110)	62% (68 / 110)
c. producing technologies for commercialization or livelihood improvement	4% (4 / 110)	5% (5 / 110)
d. whose research work resulted in an extension program	9% (10 / 110)	11%(12 / 110)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	88.38%(662 / 749)	88.38% (662 / 749)
2. Percentage of accredited graduate programs	95%	95%

APRIL 29, 2019	OFFICIAL GAZETTE	67
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	4
Output Indicators
1. Number of research outputs completed within the year	50	50
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	42%	42%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	3
Output Indicators
1. Number of trainees weighted by the length of training	15,525	15,525
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	3
3. Percentage of partners who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

E.6. DON HONORIO VENTURA TECHNOLOGICAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	84%	48%
2. Percentage of graduates (2 years prior) that are employed	60.32%	61.79%

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Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	81.61%	71.32%
2. Percentage of undergraduate programs with accreditation	48.14%	61.56%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	1
Output Indicators
1. Number of research outputs completed within the year	12	14
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	18	18
Output Indicators
1. Number of trainees weighted by the length of training	620	1,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	19
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80%	80%

E.7. NUEVA ECIJA UNIVERSITY OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

APRIL 29, 2019	OFFICIAL GAZETTE	69
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	50%	54%
2. Percentage of graduates (2 years prior) that are employed	5%	8%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	90%	91%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	38%	0%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	60%	60%
c. producing technologies for commercialization or livelihood improvement	20%	20%
d. whose research work resulted in an extension program	20%	20%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	40%	50%
2. Percentage of accredited graduate programs	80%	85%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	24	28
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	3%	8%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	7
Output Indicators
1. Number of trainees weighted by the length of training	6,200	6,550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	12
3. Percentage of partners who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	85%	87%

E.8. PAMPANGA STATE AGRICULTURAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	51.50%	52%
2. Percentage of graduates (2 years prior) that are employed	61.50%	62%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	61.50%	62%
2. Percentage of undergraduate programs with accreditation	76.50%	77%

APRIL 29, 2019	OFFICIAL GAZETTE	71
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	16.20%	16.50%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	20%	20.50%
c. producing technologies for commercialization or livelihood improvement	16.30%	16.50%
d. whose research work resulted in an extension program	16.20%	16.50%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	59.50%	60%
2. Percentage of accredited graduate programs	76.50%	77%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	12
Output Indicators
1. Number of research outputs completed within the year	16	17
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	26.20%	26.50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	9	10
Output Indicators
1. Number of trainees weighted by the length of training	3,158	3,161
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	7
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	79.50%	80.50%

72	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

E.9. PHILIPPINE MERCHANT MARINE ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	65%	65%
2. Percentage of graduates (2 years prior) that are employed	0%	20%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	0	40%
2. Percentage of undergraduate programs with accreditation	N/A	N/A

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	N/A	N/A
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	N/A	N/A
c. producing technologies for commercialization or livelihood improvement	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	N/A	N/A

APRIL 29, 2019	OFFICIAL GAZETTE	73
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	N/A	N/A
Output Indicators
1. Number of research outputs completed within the year	2	3
2. Percentage of research outputs presented in national, regional, and international forums within the year	66.67% (2 / 3)	66.67% (2 / 3)

E.10. PRESIDENT RAMON MAGSAYSAY TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	51.56% (379 / 735)	51.84% (381 / 735)
2. Percentage of graduates (2 years prior) that are employed	75% (867 / 1,156)	80.06% (1,072 / 1,339)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	55.43% (7,993 / 14,420)	56% (8,075 / 14,420)
2. Percentage of undergraduate programs with accreditation	58.33% (21 / 36)	72.22% (26 / 36)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	23.08% (3 / 13)	16.67% (2 / 12)

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b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	50% (20 / 40)	62.50% (25 / 40)
c. producing technologies for commercialization or livelihood improvement	15% (6 / 40)	22.50% (9 / 40)
d. whose research work resulted in an extension program	20% (8 / 40)	32.50% (13 / 40)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	82.79% (808 / 976)	85.04% (830 / 976)
2. Percentage of accredited graduate programs	66.67% (4 / 6)	83.33% (5 / 6)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	12
Output Indicators
1. Number of research outputs completed within the year	32	36
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	25% (8 / 32)	16.67% (6 / 36)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	25
Output Indicators
1. Number of trainees weighted by the length of training	6,346	6,360
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	15
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100% (5,143 / 5,143)	99.01% (5,092 / 5,143)

E.11. TARLAC AGRICULTURAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

APRIL 29, 2019	OFFICIAL GAZETTE	75
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	41.17%	46.58%
2. Percentage of graduates (2 years prior) that are employed	54.97%	54.36%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	0	1
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	88.89%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	102	110
Output Indicators
1. Number of research outputs completed within the year	18	6
2. Percentage of research outputs presented in national, regional, and international forums within the year	44.44% (8 / 18)	50% (3 / 6)

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	18
Output Indicators
1. Number of trainees weighted by the length of training	9,500	5,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	5
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95%	95%

E.12. TARLAC STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	66.04%	66.51%
2. Percentage of graduates (2 years prior) that are employed	75%	80%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	61.90%	63%
2. Percentage of undergraduate programs with accreditation	90.24%	90%

APRIL 29, 2019	OFFICIAL GAZETTE	77
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	100%	100%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	47.36%	48%
c. producing technologies for commercialization or livelihood improvement	0	6%
d. whose research work resulted in an extension program	2.63%	3%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98.70%	98.70%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	9	13
Output Indicators
1. Number of research outputs completed within the year	38	39
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	15%	40%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	26	28
Output Indicators
1. Number of trainees weighted by the length of training	2,300	2,417
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	91	100
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2019

F. REGION IVA - CALABARZON

F.1. BATANGAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality education tertiary increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	67.78%	69%
2. Percentage of graduates (2 years prior) that are employed	65%	70%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	69.82%	75.22%
2. Percentage of undergraduate programs with accreditation	95.60%	96%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	N / A	N / A
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	25%	26%
c. producing technologies for commercialization or livelihood improvement	N / A	N / A
d. whose research work resulted in an extension program	N / A	N / A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	63.73%	72%

APRIL 29, 2019	OFFICIAL GAZETTE	79
STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	72%	73%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	19	20
Output Indicators
1. Number of research outputs completed within the year	12	13
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	5%	5%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	110	116
Output Indicators
1. Number of trainees weighted by the length of training	8,795	9,420
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	316	339
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	94.50%	96%

F.2. CAVITE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

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GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	102.55%	70%
2. Percentage of graduates (2 years prior) that are employed	30%	50%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	60.83% (21,821/35,870)	67%
2. Percentage of undergraduate programs with accreditation	62% (53 / 86)	96% (87 / 91)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	6% (4 / 63)	3% (2 / 63)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	27% (17 / 63)	40% (25 / 63)
c. producing technologies for commercialization or livelihood improvement	2% (1 / 63)	3% (2 / 63)
d. whose research work resulted in an extension programs	3% (2 / 63)	5% (3 / 63)
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	65% (360 / 550)	80%
2. Percentage of accredited graduate programs	50% (4 / 8)	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	13
Output Indicators
1. Number of research outputs completed within the year	44	64
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10% (21 / 204)	17% (10 / 60)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	14	30

APRIL 29, 2019	OFFICIAL GAZETTE	81
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	11,810	12,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	9	18
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	76.40% (7,415 / 9,705)	98%

F.3. LAGUNA STATE POLYTECHNIC UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	45.38%	51%
2. Percentage of graduates (2 years prior) that are employed	67.79%	72%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	45%	50%
2. Percentage of undergraduate programs with accreditation	86.36%	93%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	6
Outcome Indicator
1. Number of research outputs completed within the year	120	135

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2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	11.41%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	164	175
Output Indicators
1. Number of trainees weighted by the length of training	10,438.25	10,200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	47
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	98.93%	100%

F.4. SOUTHERN LUZON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	60%	60%
2. Percentage of graduates (2 years prior) that are employed	47%	47%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	49%	49%
2. Percentage of undergraduate programs with accreditation	58%	60%

APRIL 29, 2019	OFFICIAL GAZETTE	83
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree program (Ph.D)	16%	17%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research , policy research, social Science research)	32%	31%
c. producing technologies for commercialization or livelihood improvement	0	1%
d. whose research work resulted in an extension program	0	1%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	81%	81%
2. Percentage of accredited graduate programs	77%	80%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	22	25
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	33	35
Output Indicators
1. Number of trainees weighted by the length of training	3,088.25	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	31	31
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2019

F.5. UNIVERSITY OF RIZAL SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	51.71%	53%
2. Percentage of graduates (2 years prior) that are employed	17.16%	21%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	95.61%	97%
2. Percentage of undergraduate programs with accreditation	75.50%	77%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	(11 / 37) 30%	38%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	(15 / 37) 40%	46%
c. producing technologies for commercialization or livelihood improvement	(1 / 37) 2.70%	31%
d. whose research work resulted in an extension program	(4 / 37) 11%	12%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	2.60%	40%
2. Percentage of accredited graduate programs	10%	90%

APRIL 29, 2019	OFFICIAL GAZETTE	85
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	4
Output Indicators
1. Number of research outputs completed within the year	26	28
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	15.30%	17%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	12
Output Indicators
1. Number of trainees weighted by the length of training	3,862	3,950
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	12
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	83%	85%

G. REGION IVB - MIMAROPA

G.1. MARINDUQUE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

86	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	61.73% (229 / 371)	64.00%
2. Percentage of graduates (2 years prior) that are employed	56.64%(405 / 715)	65.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100.00% (19 / 19)	100.00%
2. Percentage of undergraduate programs with accreditation	100.00%(19 / 19)	100.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	20.00% (8 / 40)	25.00% (10 /40)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	20.00% (8 / 40)	30.00% (12 /40)
c. producing technologies for commercialization or livelihood improvement	2.50% (1 / 40)	5.00% (2 / 40)
d. whose research work resulted in an extension program	5.00%	5.00%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100.00% (358 / 358)	100.00%
2. Percentage of accredited graduate programs	100.00% (3 / 3)	100.00%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	11
Output Indicators
1. Number of research outputs completed within the year	54	60
2. Percentage of research outputs presented in national, regional, and international forums within the last 3 years	100.00% (142 / 142)	100.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	19	23

APRIL 29, 2019	OFFICIAL GAZETTE	87
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	3,249.25	3,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	5
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	87.99% (2124 / 2414)	88.50%

G.2. MINDORO STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	49.80%	52.17%
2. Percentage of graduates (2 years prior) that are employed	78.71%	80.00%
3. Percentage increase in graduates of CHED-identified and RDC-identified priority program	100%	100%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	78.57%	82.14%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Percentage increase in the number of research outputs completed within the year	90.20%	94.54%
2. Percentage increase in the number of research	95.92%	97.42%

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3. Percentage increase in the number of research outputs in the last three (3) years utilized by the industry or by other beneficiaries	12.24%	17.42%
Output Indicators
1. Number of research outputs completed within the year	51	55
2. Percentage of research outputs presented in national, regional, and international forums in the last three years	91.33%	96.23%
3. Number of research outputs in the last three (3) years utilized by the industry or by the beneficiaries	8	10

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	10
Output Indicators
1. Number of trainees weighted by the length of training	16,150	16,220
2. Number of extension programs organized and supported consistent with the SUCs mandated and priority programs	11	12
3. Percentage of partners who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	83.15%	86.30%

G.3. OCCIDENTAL MINDORO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	46.89%	47.89%

APRIL 29, 2019	OFFICIAL GAZETTE	89
STATE UNIVERSITIES AND COLLEGES

2. Percentage of graduates (2 years prior) that are employed	28.61%	28.61%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	91.18%	91.18%
2. Percentage of undergraduate programs with accreditation	91.67%	52%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	13
Output Indicators
1. Number of research outputs completed within the year	80	82
2. Percentage of research outputs presented in national, regional, and international forums within the year	0	0

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	17	17
Output Indicators
1. Number of trainees weighted by the length of training	9,176	9,731
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	70	72
3. Percentage of partners who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	91.88%	94.42%

G.4. PALAWAN STATE UNIVERSITY

STRATECIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	60%	55%
2. Percentage of graduates (2 years prior) that are employed	21.50%	25%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	97%	92%
2. Percentage of undergraduate programs with accreditation	44%	60%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	20%	26%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	55%	56%
c. producing technologies for commercialization or livelihood improvement	10%	11%
d. whose research work resulted in an extension program	5%	6%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	89%	90%
2. Percentage of accredited graduate programs	62.50%	65%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	33	37
Output Indicators
1. Number of research outputs completed within the year	12	15
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	33%	37%

APRIL 29, 2019	OFFICIAL GAZETTE	91
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	12
Output Indicators
1. Number of trainees weighted by the length of training	3,950	4,148
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	39	44
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	60%	70%

G.5. ROMBLON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	51.19%	33.00%
2. Percentage of graduates (2 years prior) that are employed	67.05%	69.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	87.61%	91.00%
2. Percentage of undergraduate programs with accreditation	45.65%	60.00%

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GENERAL APPROPRIATIONS ACT, FY 2019

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	15.00%	8.00%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	10.00%	5.00%
c. producing technologies for commercialization or livelihood improvement	8.00%	4.00%
d. whose research work resulted in an extension program	2.00%	2.00%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100.00%	100.00%
2. Percentage of accredited graduate programs	0.00%	0.00%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	45	3
Output Indicators
1. Number of research outputs completed within the year	15	16
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	6.00%	7.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NCOs, NCAs, SMEs, and other stakeholders as a result of extension activities	2	3
Output Indicators
1. Number of trainees weighted by the length of training	3,526	3,625
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	3
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95.00%	95.00%

APRIL 29, 2019	OFFICIAL GAZETTE	93
STATE UNIVERSITIES AND COLLEGES

G.6. WESTERN PHILIPPINES UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	52.31%	55.00%
2. Percentage of graduates (2 years prior) that are employed	90.72%	91.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	96.54%	97.00%
2. Percentage of undergraduate programs with accreditation	83.33%	90.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	5.69%	7.41%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	22.75%	28.15%
c. producing technologies for commercialization or livelihood improvement	0%	0.74%
d. whose research work resulted in an extension program	0%	0.74%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	20%	30%

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	26	30
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	6.45%	15%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	26	28
Output Indicators
1. Number of trainees weighted by the length of training	5,475.80	5,550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	16	17
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	99.16%	99.50%

H. REGION V - BICOL

H.1. BICOL STATE COLLEGE OF APPLIED SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	53.06%	57.00%

APRIL 29, 2019	OFFICIAL GAZETTE	95
STATE UNIVERSITIES AND COLLEGES

2. Percentage of graduates (2 years prior) that are employed	42.00%	52.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	99.00%	100.00%
2. Percentage of undergraduate programs with accreditation	75.00%	100.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	11.80%	31.00%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	0	0
c. producing technologies for commercialization or livelihood improvement	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100.00%	100.00%
2. Percentage of accredited graduate programs	0	100.00%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4
Output Indicators
1. Number of research outputs completed within the year	12	20
2. Percentage of research outputs presented in national, regional, and international forums within the year	42.11%	71.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	7
Output Indicators
1. Number of trainees weighted by the length of training	1,588.25	1,000

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2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	None	10
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100.00%	100.00%

H.2. BICOL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	66.00%	70.00%
2. Percentage of graduates (2 years prior) that are employed	60.00%	70.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	74.00%	75.00%
2. Percentage of undergraduate programs with accreditation	77.00%	80.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	N/A	N/A
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	43.00%	50.00%

APRIL 29, 2019	OFFICIAL GAZETTE	97
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement	N / A	N / A
d. whose research work resulted in an extension program	N / A	N / A
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98.00%	98.00%
2. Percentage of accredited graduate programs	63.00%	70.00%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	55	60
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	8.00%	8.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	67	70
Output Indicators
1. Number of trainees weighted by the length of training	13,334	14,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100.00%	100.00%

H.3. CAMARINES NORTE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

98	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	56.00%	60.00%
2. Percentage of graduates (2 years prior) that are employed	72.00%	76.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	34.00%	36.00%
2. Percentage of undergraduate programs with accreditation	96% (26 / 27)	100.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	0	14.49% (2 / 14)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	7.14% (1 / 14)	14.29% (2 / 14)
c. producing technologies for commercialization or livelihood improvement	0% (0 / 14)	7.14% (1 / 14)
d. whose research work resulted in an extension program	0% (0 / 14)	7.14% (1 / 14)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5.00%	30.00%
2. Percentage of accredited graduate programs	50% (2 / 4)	75.00%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	9	10
2. Percentage of research outputs presented in national, regional, and international forums within the year	59.00%	40.00%

APRIL 29, 2019	OFFICIAL GAZETTE	99
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	3
Output Indicators
1. Number of trainees weighted by the length of training	1,100	1,250
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	3
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90.00%	95.00%

H.4. CAMARINES SUR POLYTECHNIC COLLEGES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	68.00%	70.00%
2. Percentage of graduates (2 years prior) that are employed	65.00%	60.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	70.00%	50.00%
2. Percentage of undergraduate programs with accreditation	100.00%	100.00%

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GENERAL APPROPRIATIONS ACT, FY 2019

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) commercialization or livelihood improvement extension program	25.00%	28.00%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	25.00%	25.00%
2. Percentage of accredited graduate programs	100.00%	100.00%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	19	15
2. Percentage of research outputs presented in national, regional, and international forums within the year	32.00%	30.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	41	45
Output Indicators
1. Number of trainees weighted by the length of training	2,400	2,900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	29	30
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80.00%	80.00%

APRIL 29, 2019	OFFICIAL GAZETTE	101
STATE UNIVERSITIES AND COLLEGES

H.5. CATANDUANES STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	60.31%	62.00%
2. Percentage of graduates (2 years prior) that are employed	70.00%	60.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	89.00%	90.00%
2. Percentage of undergraduate programs with accreditation	68.00%	73.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	18.00% (5 / 28)	30.00% (10 / 33)
a. pursuing advanced research degree programs (Ph.D)	11.00% (3 / 28)	6.00% (2 / 33)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	7.00% (2 / 28)	24.00% (8 / 33)
c. producing technologies for commercialization or livelihood improvement	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	97.00%	97.00%
2. Percentage of accredited graduate programs	42.00%	50.00%

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	13	16
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	33.00%	30.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	16
Output Indicators
1. Number of trainees weighted by the length of training	2,857	2,900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	0	80.00%

H.6. CENTRAL BICOL STATE UNIVERSITY OF AGRICULTURE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	104.00%	59.00%
2. Percentage of graduates (2 years prior) that are employed	53.33%	82.00%

APRIL 29, 2019	OFFICIAL GAZETTE	103
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	91.58%	85.00%
2. Percentage of undergraduate programs with accreditation	100.00%	80.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	12.50%	10.00%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	75.00%	15.00%
c. producing technologies for commercialization or livelihood improvement	17.50%	10.00%
d. whose research work resulted in an extension program	22.50%	10.00%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100.00%	90.00%
2. Percentage of accredited graduate programs	100.00%	85.00%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	11
Output Indicators
1. Number of research outputs completed within the year	58	65
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	19.00%	5.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	12
Output Indicators
1. Number of trainees weighted by the length of training	19,281	16,527
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	12

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3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	97.92%	95.00%

H.7. DR. EMILIO B. ESPINOSA, SR. MEMORIAL STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	37.00%	40.00%
2. Percentage of graduates (2 years prior) that are employed	44.00% (228 / 522)	50.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100.00%	100.00%
2. Percentage of undergraduate programs with accreditation	100.00% (6 / 6)	100.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	23.00% (5 / 22)	32.00% (7 / 22)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	64.00% (14 / 22)	72.00% (16 / 22)
c. producing technologies for commercialization or livelihood improvement	0.00% (0 / 22)	5.00% (1 / 22)
d. whose research work resulted in an extension program	9.00% (2 / 22)	14.00% (3 / 22)

APRIL 29, 2019	OFFICIAL GAZETTE	105
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100.00%	100.00%
2. Percentage of accredited graduate programs	67.00% (2 / 3)	100.00% (3 / 3)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1
Output Indicators
1. Number of research outputs completed within the year	41	43
2. Percentage of research outputs presented in national, regional, and international forums within the year	46.00% (19 / 41)	48.00% (21 / 43)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	15
Output Indicators
1. Number of trainees weighted by the length of training	4,285	4,778
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	8
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100.00%	100.00%

H.8. PARTIDO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	50.40%	42.00%
2. Percentage of graduates (2 years prior) that are employed	60.00%	62.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	52.49%(3,711 / 7,070)	29.00%
2. Percentage of undergraduate programs with accreditation	100% (34 / 34)	95.65% (22 / 23)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	9.09%	9.09%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	27.27%	54.55%
c. producing technologies for commercialization or livelihood improvement	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100.00% (296 / 296)	100.00% (250 / 250)
2. Percentage of accredited graduate programs	100.00% (4 / 4)	100.00% (4 / 4)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	5
Output Indicators
1. Number of research outputs completed within the year	63	42
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	10.00% (17 / 170)	6.89% (10 / 145)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	4

APRIL 29, 2019	OFFICIAL GAZETTE	107
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	17,226.25	12,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	77.78% (7 / 9)	50.00% (5 / 10)

H.9. SORSOGON STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	57.00%	57.00%
2. Percentage of graduates (2 years prior) that are employed	50.00%	50.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	26.00%	21.00%
2. Percentage of undergraduate programs with accreditation	87.00%	90.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	15.00%	15.00%

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b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	15.00%	0
c. producing technologies for commercialization or livelihood improvement	15.00%	0
d. whose research work resulted in an extension program	15.00%	0
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	1.00%	2.00%
2. Percentage of accredited graduate programs	75.00%	75.00%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	71	32
2. Percentage of research outputs presented in national, regional, and international forums within the year	46.00%	47.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	31	25
Output Indicators
1. Number of trainees weighted by the length of training	12,919	7,610
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	25	25
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	94.00%	95.00%

I. REGION VI - WESTERN VISAYAS

I.1. AKLAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

APRIL 29, 2019	OFFICIAL GAZETTE	109
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	52.71%	57.14%
2. Percentage of graduates (2 years prior) that are employed	82.33%	85.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	76.38%	80.00%
2. Percentage of undergraduate programs with accreditation
Level I	10.34%	31.03%
Level II	58.62%	18.00%
Level III	31.04%	37.93%
Level IV	0.00%	0.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	0%	0%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	66.67%	66.67%
c. producing technologies for commercialization or livelihood improvement	0.00%	0.00%
d. whose research work resulted in an extension program	66.67%	66.67%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	84.33%	85.00%
2. Percentage of accredited graduate programs	66.67%	75.00%

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	23	26
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	36.00%	20.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	15
Output Indicators
1. Number of trainees weighted by the length of training	3,641	3,823
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	22
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	91.91%	91.91%

I.2. CAPIZ STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
1. Percentage of first-time licensure exam-takers that pass the licensure exams	51.00%	52.00%
Outcome Indicators
2. Percentage of graduates (2 years prior) that are employed	77.00%	77.00%

APRIL 29, 2019	OFFICIAL GAZETTE	111
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	87.00%	87.00%
2. Percentage of undergraduate programs with accreditation	68.00%	73.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	75.00%	75.00%
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100.00%	100.00%
2. Percentage of accredited graduate programs	60.00%	60.00%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	33	35
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	3.00%	3.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	7
Output Indicators
1. Number of trainees weighted by the length of training	14,200	14,250
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	7

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3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80.00%	100%

I.3. CARLOS C. HILADO MEMORIAL STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	54.70%	56%
2. Percentage of graduates (2 years prior) that are employed	32.00%	35.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	54.00%	56.00%
2. Percentage of undergraduate programs with accreditation	95.83%	100.00%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	14
Output Indicators
1. Number of research outputs completed within the year	74	78
2. Percentage of research outputs presented in national, regional, and international forums within the year	42.00%	45.00%

APRIL 29, 2019	OFFICIAL GAZETTE	113
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	15
Output Indicators
1. Number of trainees weighted by the length of training	1704	1850
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	13	16
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	66.70%	80.00%

I.4. CENTRAL PHILIPPINES STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	81.00%	85.00%
2. Percentage of graduates (2 years prior) that are employed	40.00%	55.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	55.00%	65.00%
2. Percentage of undergraduate programs with accreditation	15.00%	21.00%

Higher education research improved to promote economic productivity and innovation

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GENERAL APPROPRIATIONS ACT, FY 2019

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	6
Output Indicators
1. Number of research outputs completed within the year	37	43
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	6
Output Indicators
1. Number of trainees weighted by the length of training	1,898	3,020
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	8
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80.00%	95.00%

I.5. GUIMARAS STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	57.58%	61.60%
2. Percentage of graduates (2 years prior) that are employed	54.00%	73.60%

APRIL 29, 2019	OFFICIAL GAZETTE	115
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	67.98%	94.43%
2. Percentage of undergraduate programs with accreditation	100.00%	100.00%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	6
Output Indicators
1. Number of research outputs completed within the year	27	35
2. Percentage of research outputs presented in national, regional, and international fora with the year	100.00%	100.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs and other stakeholders as a result of extension activities	0	0
Output Indicators
1. Number of trainees weighted by the length of training	3808	4000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	40
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100.00%	100.00%

I.6. ILOILO SCIENCE AND TECHNOLOGY UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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GENERAL APPROPRIATIONS ACT, FY 2019

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that passed the licensure exams	65.62%	65.62%
2. Percentage of graduates (2 years prior) that are employed	30.00%	35.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	80.00%	80.00%
2. Percentage of undergraduate programs with accreditation	90.00%	90.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	45.00%	50.00%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	0.00%	0.00%
c. producing technologies for commercialization or livelihood improvement	0.00%	0.00%
d. whose research work resulted in an extension program	0.00%	0.00%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100.00%	100.00%
2. Percentage of accredited graduate programs	100.00%	100.00%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	25	25
2. Percentage of research outputs published in international refereed or CHED-recognized journal within the year	28.17%	28.17%

APRIL 29, 2019	OFFICIAL GAZETTE	117
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	27	30
Output Indicators
1. Number of trainees weighted by the length of training	3301.5	3301.5
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	30	35
3. Percentage of beneficiaries who rated the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100.00%	100.00%
	1	1

I.7. ILOILO STATE COLLEGE OF FISHERIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	46.86%	48.00%
2. Percentage of graduates (2 years prior) that are employed	71.00%	75.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	90.00%	95.00%
2. Percentage of undergraduate programs with accreditation	86.00%	90.00%

Higher education research improved to promote economic productivity and innovation

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GENERAL APPROPRIATIONS ACT, FY 2019

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	22	25
Output Indicators
1. Number of research outputs completed within the year	96	98
2. Percentage of research outputs presented in national, regional, and international fora within the year	15.00%	20.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	16
Output Indicators
1. Number of trainees weighted by the length of training	4435	4460
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	21
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100.00%	100.00%

I.8. NORTHERN ILOILO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	44.62% (340 / 762)	45.60%(410 / 900)
2. Percentage of graduates (2 years prior) that are employed	17.00% (271 / 1,594)	22.00%(440 / 2,000)

APRIL 29, 2019	OFFICIAL GAZETTE	119
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	71.00% (6,673 / 9,403)	73.00%(7,300 / 10,000)
2. Percentage of undergraduate programs with accreditation	84.38% (27 / 32)	87.88%(29 / 33)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	13.00% (3 / 23)	24.69%(6 / 29)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	26.00% (6 / 23)	34.48%(10 / 29)
c. producing technologies for commercialization or livelihood improvement	0.00%	3.00%(1 / 29)
d. whose research work resulted in an extension program	0.00%	3.00% (1 / 29)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100.00% (444 / 444)	100.00%(470 / 470)
2. Percentage of accredited graduate programs	75.00% (3 / 4)	75.00%(3 / 4)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	35	70
2. Percentage of research outputs presented in national, regional, and international forums within the year	100.00% (35 / 35)	103.00%(72 / 70)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	4	12
Output Indicators
1. Number of trainees weighted by the length of training	5,561	6,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	49	60

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3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95.91% (3,472 / 3,620)	98.00% (5,880 / 6,000)

I.9. NORTHERN NEGROS STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	50.00%	52.00%
2. Percentage of graduates (2 years prior) that are employed	35.00%	37.00%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100.00%	100.00%
2. Percentage of undergraduate programs with accreditation	82.00%	85.00%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	9
Output Indicators
1. Number of research outputs completed within the year	32	37
2. Percentage of research outputs presented in national, regional, and international forums within the year	53.00%	56.00%

APRIL 29, 2019	OFFICIAL GAZETTE	121
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	17
Output Indicators
1. Number of trainees weighted by the length of training	1,741	2,250
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	17
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90.00%	95.00%

I.10. UNIVERSITY OF ANTIQUE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that passed the licensure examinations	82% (43% / 52%)	86%
2. Percentage of graduates (2 years prior) that are employed	15% (284 / 1,878)	17%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	76% (8,955 / 11,781)	78%
2. Percentage of undergraduate programs with accreditation	56% (20 / 36)	70%

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Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	53% (8 / 15)	56%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	60% (9 / 15)	60%
c. producing technologies for commercialization or livelihood improvement	30% (3 / 15)	30%
d. whose research work resulted in an extension program	13% (2 / 15)	16%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100% (513 / 513)	100%
2. Percentage of accredited graduate programs	29% (2 / 7)	71%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	26	27
2. Percentage of research outputs published in international refereed or CHED-recognized journal within the year	20% (16 / 81)	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	23
Output Indicators
1. Number of persons trained weighted by the length of training	1527	1610
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	9	10
3. Percentage of beneficiaries who rated the training course / s and advisory service / s as satisfactory or higher in terms of quality and relevance	99%	99%

APRIL 29, 2019	OFFICIAL GAZETTE	123
STATE UNIVERSITIES AND COLLEGES

I.11. WEST VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

4.	Quality medical education and hospital services ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	66.50%	66.75%
2. Percentage of graduates (2 years prior) that are employed	58.86%	60.77%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	57.02%	46.71%
2. Percentage of undergraduate programs with accreditation	100.00%	98.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	67.19%	77.13%
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	51.65%	91.68%
2. Percentage of accredited graduate programs	100.00%	80.00%

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	13
Output Indicators
1. Number of research outputs completed within the year	72	72
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	19.02%	19.12%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	34	40
Output Indicators
1. Number of trainees weighted by the length of training	9,605	9,691
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	22	24
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	97.77%	90.30%

Quality medical education and hospital services ensured

HOSPITAL SERVICES PROGRAM
Outcome Indicator
1. Hospital infection rate	1.79%	2.50%
Output Indicators
1. Doctor to hospital bed ratio	1:16	1:16
2. Bed occupancy rate	90.07%	85.00%
3. Average inpatient waiting time for elective surgeries	4 days	4 days

J. REGION VII - CENTRAL VISAYAS

J.1. BOHOL ISLAND STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

APRIL 29, 2019	OFFICIAL GAZETTE	125
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	29%	218.50%
2. Percentage of graduates (2 years prior) that are employed	—	70%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	94%	85.80%
2. Percentage of undergraduate programs with accreditation	75%	81%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	—	100%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	—	100%
2. Percentage of accredited graduate programs	—	16.60%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	—	6
Output Indicators
1. Number of research outputs completed within the year	25	30
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	56%	64%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	—	25
Output Indicators
1. Number of trainees weighted by the length of training	7659	7600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	—	6
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90%	90%

J.2. CEBU NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	2.56%	10%
2. Percentage of graduates (2 years prior) that are employed	36.63%	38%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	66%	67%
2. Percentage of undergraduate programs with accreditation	92.86%	93%

APRIL 29, 2019	OFFICIAL GAZETTE	127
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	66.67%	68%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	75.52%	76%
2. Percentage of accredited graduate programs	70%	75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	11
Output Indicators
1. Number of research outputs completed within the year	66	67
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	11
Output Indicators
1. Number of trainees weighted by the length of training	9954.5	9970
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	11
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80%	82%

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J.3. CEBU TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	57.62%	55.05%
2. Percentage of graduates (2 years prior) that are employed	80%	80%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	42.88% (13,806 / 32,194)	41.58%
2. Percentage of undergraduate programs with accreditation	64.38% (94 / 146)	79%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	4%	1%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	4%	1.50%
c. producing technologies for commercialization or livelihood improvement	4%	4%
d. whose research work resulted in an extension program	4%	4%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	69.37% (3,611 / 5205)	71%
2. Percentage of accredited graduate programs	44.44%	70%

APRIL 29, 2019	OFFICIAL GAZETTE	129
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries		19
Output Indicators
1. Number of research outputs completed within the year	143 (130 x 110%)	144
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	20%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	20
Output Indicators
1. Number of trainees weighted by the length of training	3000	3000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	63 in 2017; 89 in 2016	13
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	60%	60%

J.4. NEGROS ORIENTAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	46.61% (413 /886)	47.31%
2. Percentage of graduates (2 years prior) that are employed	No existing data	20.30%

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Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	69.30% (17,523/25,287)	70.34%
2. Percentage of undergraduate programs with accreditation	80.00% (28 / 35)	81.20%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	43.48% (20 / 46)	45.68%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	99.92% (1,203 / 1,204)	101.42%
2. Percentage of accredited graduate programs	40.00% (10 / 25)	40.60%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	32	35
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	65.62% (21 / 32)	65.71%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	25
Output Indicators
1. Number of trainees weighted by the length of training	2758	3900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	16

APRIL 29, 2019	OFFICIAL GAZETTE	131
STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

J.5. SIQUIJOR STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	60.53%	61%
2. Percentage of graduates (2 years prior) that are employed	70.09%	75%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	34%	35%
2. Percentage of undergraduate programs with accreditation	80%	80%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	14
Output Indicators
1. Number of research outputs completed within the year	7	10
2. Percentage of research outputs presented in national, regional, and international forums within the year	33%	33%

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K. REGION VIII - EASTERN VISAYAS

K.1. EASTERN SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	50.43% (647 / 1283)	55%
2. Percentage of graduates (2 years prior) that are employed	6.86% (155 / 2,260)	8.52%(220 / 2,583)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	72.18% (9,136 / 12,657)	87.02% (11,820 / 13,583)
2. Percentage of undergraduate programs with accreditation	60.42% (29 / 48)	69.23% (36 / 52)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	57.89%(22 / 38)	70.21% (33 / 47)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	9.63% (52 / 540)	10.12% (80 / 790)

APRIL 29, 2019	OFFICIAL GAZETTE	133
STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	87.50% (7 / 8)	88.89% (8 / 9)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	10
Output Indicators
1. Number of research outputs completed within the year	41	76
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	68.75%(33 / 48)	69.74% (53 / 76)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	112	120
Output Indicators
1. Number of trainees weighted by the length of training	9918	11220
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	25
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	96.33% (9,554 / 9,918)	98.13% (11,010 / 11,220)

K.2. EASTERN VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	49.26% (201 / 408)	49.45% (225 / 455)
2. Percentage of graduates (2 years prior) that are employed	59.97% (773 / 1289)	60% (900 / 1500)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	62.48% (11,761/18,824)	62.95% (14,100/22,400)
2. Percentage of undergraduate programs with accreditation	89.69% (87 / 97)	93.81% (91 / 97)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage increase in graduate student population enrolled in research degree programs	41.63% (726 / 1744)	82.22%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	77% (643 / 835)	86.67% (2600 / 3000)
2. Percentage of accredited graduate programs	71.43% (10 / 14)	85.71% (12 / 14)

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	12
2. Percentage increase in the number of research outputs in the last three years utilized by the industry or by other beneficiaries	8% (2 / 25)	40% (12 / 30)
Output Indicators
1. Number of research outputs completed within the year	21	35
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal in the last three (3) years	6.76% (5 / 74)	10.59% (9 / 85)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	11	15
Output Indicators
1. Number of trainees weighted by the length of training	885	1300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	21	50

APRIL 29, 2019	OFFICIAL GAZETTE	135
STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	92.32% (817 / 885)	94% (1222 / 1300)

K.3. LEYTE NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	73%	73%
2. Percentage of graduates (2 years prior) that are employed	55%	56%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	78%	78%
2. Percentage of undergraduate programs with accreditation	64%	64%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	0	50%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	0	50%
c. producing technologies for commercialization or livelihood improvement	0	0%
d. whose research work resulted in an extension program	0	0%

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Output Indicators
1. Percentage of graduate students enrolled in research degree programs	4%	5%
2. Percentage of accredited graduate programs	78%	83%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	10
Output Indicators
1. Number of research outputs completed within the year	40	42
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	27.50%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	3
Output Indicators
1. Number of trainees weighted by the length of training	60,798	61,102
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	6
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	85%	86%

K.4. NAVAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

APRIL 29, 2019	OFFICIAL GAZETTE	137
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	43.69%	44%
2. Percentage of graduates (2 years prior) that are employed	47.49%	48%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	40.98%	40.98%
2. Percentage of undergraduate programs with accreditation	74.07%	74.07%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	50%	100%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	100%	100%
c. producing technologies for commercialization or livelihood improvement	—	50%
d. whose research work resulted in an extension program	—	2
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	3.49%	5.75%
2. Percentage of accredited graduate programs	90%	90%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	65	66
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	16%	16%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	25

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Output Indicators
1. Number of trainees weighted by the length of training	841	1711
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

K.5. NORTHWEST SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	45%	50%
2. Percentage of graduates (2 years prior) that are employed	28%	30%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	75.70%	77.08%
2. Percentage of undergraduate programs with accreditation	62%	73%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)

APRIL 29, 2019	OFFICIAL GAZETTE	139
STATE UNIVERSITIES AND COLLEGES

b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	0	20%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	50%	50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	10	11
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	3%	7%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	14
Output Indicators
1. Number of trainees weighted by the length of training	2845	2860
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	12
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

K.6. PALOMPON POLYTECHNIC STATE UNIVERSITY

(Palompon Institute of Technology)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	55.78%	60%
2. Percentage of graduates (2 years prior) that are employed	42%	43%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	91.63%	93%
2. Percentage of undergraduate programs with accreditation	85%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators	29	35
1. Number of research outputs completed within the year
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	7
Output Indicators
1. Number of trainees weighted by the length of training	509	535
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	18
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	83%	97%

APRIL 29, 2019	OFFICIAL GAZETTE	141
STATE UNIVERSITIES AND COLLEGES

K.7. SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	51.20%	52%
2. Percentage of graduates (2 years prior) that are employed	53.95	55%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	88.35%	89%
2. Percentage of undergraduate programs with accreditation	95%	95%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	48%	54%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	71%	86%

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RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	36	38
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	24%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	21
Output Indicators
1. Number of trainees weighted by the length of training	3911	4120
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	33	35
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	88%	90%

K.8. SOUTHERN LEYTE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	54.46%	60%
2. Percentage of graduates (2 years prior) that are employed	43.78%	51.14%

APRIL 29, 2019	OFFICIAL GAZETTE	143
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	88.46%	92.59%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	25.81%	21.31%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	56.14%	59.65%
c. producing technologies for commercialization or livelihood improvement	8.77%	14.04%
d. whose research work resulted in an extension program	3.51%	7.02%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	62.26%	68.51%
2. Percentage of accredited graduate programs	62.50%	87.50%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	5
Output Indicators
1. Number of research outputs completed within the year	21	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	20.83%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	41
Output Indicators
1. Number of trainees weighted by the length of training	8128	8410
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	64	73

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3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95.07%	97%

K.9. UNIVERSITY OF EASTERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	82.59%	87%
2. Percentage of graduates (2 years prior) that are employed	86%	88%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	84%	85%
2. Percentage of undergraduate programs with accreditation	95%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	45%	48%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	80%	83%
c. producing technologies for commercialization or livelihood improvement	18%	20%
d. whose research work resulted in an extension program	20%	22%

APRIL 29, 2019	OFFICIAL GAZETTE	145
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	88%	89%
2. Percentage of accredited graduate programs	46%	48%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	100	110
Output Indicators
1. Number of research outputs completed within the year	40	45
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	30%	33%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	36
Output Indicators
1. Number of trainees weighted by the length of training	5100	5100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	17
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	85%	90%

K.10. VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

146	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	98%	100%
2. Percentage of graduates (2 years prior) that are employed	80% (983 / 1229)	82%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	85% (9818 / 11611)	86%
2. Percentage of undergraduate programs with accreditation	61% (17 / 28)	67%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	20% (32 / 159)	22%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	70% (112 / 159)	73%
c. producing technologies for commercialization or livelihood improvement	68% (76 / 112)	68%
d. whose research work resulted in an extension program	63% (70 / 112)	68%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	84% (314 / 374)	85%
2. Percentage of accredited graduate programs	76% (16 / 21)	86%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	56	58
Output Indicators
1. Number of research outputs completed within the year	42	45
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	32%	35%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	18

APRIL 29, 2019	OFFICIAL GAZETTE	147
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	24623	25853
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	32	35
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	93%	95%

L. REGION IX - ZAMBOANGA PENINSULA

L.1. J. H. CERILLES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	26.92%	31%
2. Percentage of graduates (2 years prior) that are employed	55%	91%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	94.85%	95%
2. Percentage of undergraduate programs with accreditation	37% (Level 1)	33.30%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	6
Output Indicators
1. Number of research outputs completed within the year	7	10

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2. Percentage of research outputs presented in national, regional, and international forums within the year	85.71% (6 / 7)	91%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	5
Output Indicators
1. Number of trainees weighted by the length of training	779.5	800
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	9
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	92.4% (487 / 527)	94%

L.2. JOSE RIZAL MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	44.29%	44.29%
2. Percentage of graduates (2 years prior) that are employed	36%	36%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	98.22%	98.22%
2. Percentage of undergraduate programs with accreditation	88.14%	88.14%

APRIL 29, 2019	OFFICIAL GAZETTE	149
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	30	30
Output Indicators
1. Number of research outputs completed within the year	131	131
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	14.98%	14.98%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	63	63
Output Indicators
1. Number of trainees weighted by the length of training	11,444	11,444
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	57	57
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	99.34%	99.44%

L.3. WESTERN MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

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GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	44% (1,379 / 3,108)	49%
2. Percentage of graduates (2 years prior) that are employed	14% (333 / 2,374)	16%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	62% (7,751 / 12,411)	64%
2. Percentage of undergraduate programs with accreditation	89% (40 / 45)	91%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	9	12
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	45% (4 / 9)	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	5
Output Indicators
1. Number of trainees weighted by the length of training	4434	4889
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	15
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	99% (2,929 / 2,932)	99%

L.4. ZAMBOANGA CITY STATE POLYTECHNIC COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

APRIL 29, 2019	OFFICIAL GAZETTE	151
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	43.49%	44%
2. Percentage of graduates (2 years prior) that are employed	85%	85%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	72. 26%	73%
2. Percentage of undergraduate programs with accreditation	94.12%	95%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	5	8
2. Percentage of research outputs presented in national, regional, and international forums within the year	45%	48%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	5
Output Indicators
1. Number of trainees weighted by the length of training	110	110
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	8
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2019

L.5. ZAMBOANGA STATE COLLEGE OF MARINE SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	20.83%	20.83%
2. Percentage of graduates (2 years prior) that are employed	40.12% (270 / 563)	40.12%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	11%	11%
2. Percentage of undergraduate programs with accreditation	72%	81.25%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries
Output Indicators
1. Number of research outputs completed within the year	3	4
2. Percentage of research outputs presented in national, regional, and international forums within the year	50%	60%

APRIL 29, 2019	OFFICIAL GAZETTE	153
STATE UNIVERSITIES AND COLLEGES

M. REGION X - NORTHERN MINDANAO

M.1. BUKIDNON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	54.01% (out of 55.67%)	59%
2. Percentage of graduates (2 years prior) that are employed	33.08% (526 / 1590)	39%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	40.13% (3424 / 8532)	85.20%
2. Percentage of undergraduate programs with accreditation	85% (17 / 20)	90.47%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	18.60% (8 / 43)	19%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100% (544 / 544)	100%

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2. Percentage of accredited graduate programs	28.57% (2 / 7)	42.85%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	5
Output Indicators
1. Number of research outputs completed within the year	13	17
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	37	38%
Output Indicators
1. Number of trainees weighted by the length of training	3469	3510
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	18
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	87% (125 / 144)	89%

M.2. CAMIGUIN POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	39.29%	43.18%

APRIL 29, 2019	OFFICIAL GAZETTE	155
STATE UNIVERSITIES AND COLLEGES

2. Percentage of graduates (2 years prior) that are employed	61%	66.48%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	82.40%	83.59%
2. Percentage of undergraduate programs with accreditation	84.62%	84.62%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	83.33%	100%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	0	30%
2. Percentage of accredited graduate programs	0	66.67%

M.3. CENTRAL MINDANAO UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

156	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	63.41%	64%
2. Percentage of graduates (2 years prior) that are employed	54%	54%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	93%	93%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	5
Output Indicators
1. Number of research outputs completed within the year	20	20
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	85	85
Output Indicators
1. Number of trainees weighted by the length of training	4099	4099
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	97%	97%

M.4. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CAGAYAN DE ORO CAMPUS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

APRIL 29, 2019	OFFICIAL GAZETTE	157
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	60% (467 / 780)	60%
2. Percentage of graduates (2 years prior) that are employed	65.69% (982 / 1495)	68%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	97.03%	98%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	80%	80%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	84.21%	84.21%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	8
Output Indicators
1. Number of research outputs completed within the year	13	13

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2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	41.07% (23 / 56)	50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	15
Output Indicators
1. Number of trainees weighted by the length of training	7325.5	7325.5
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5 (By Project not by Program)	5
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	98.50%	98.50%

M.5. MSU-ILIGAN INSTITUTE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	83% (717 / 861)	83% (938 / 1134)
2. Percentage of graduates (2 years prior) that are employed	22.38% (499 / 2230)	23.23% (499 / 2148)
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	79% (9720 / 12245)	82% (9775 / 11920)
2. Percentage of undergraduate programs with accreditation	68% (30 / 44)	56% (31 / 55)

APRIL 29, 2019	OFFICIAL GAZETTE	159
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	73% (89 / 122)	61% (82 / 135)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	61% (74 / 122)	62% (76 / 122)
c. producing technologies for commercialization or livelihood improvement	16% (19 / 122)	17% (21 / 122)
d. whose research work resulted in an extension program	13% (16 / 122)	15% (18 / 122)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	84% (712 / 848)	84% (792 / 943)
2. Percentage of accredited graduate programs	88% (35 / 40)	78% (36 / 46)
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1
Output Indicators
1. Number of research outputs completed within the year	180	180
2. Percentage of research outputs presented in national, regional, and international forums within the year		97%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	132	150
Output Indicators
1. Number of trainees weighted by the length of training	9,575	10,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	104	120
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90%	90%

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GENERAL APPROPRIATIONS ACT, FY 2019

M.6. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CLAVERIA CAMPUS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	35%	37%
2. Percentage of graduates (2 years prior) that are employed	70%	78%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	3
Output Indicators
1. Number of research outputs completed within the year	24	24
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	29%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	6

APRIL 29, 2019	OFFICIAL GAZETTE	161
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	3777	3781
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	1
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	63%	75%

M.7. NORTHWESTERN MINDANAO STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	47%	47%
2. Percentage of graduates (2 years prior) that are employed	57%	57%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	83%	83%
2. Percentage of undergraduate programs with accreditation	85%	85%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	N / A

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b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	N/A
2. Percentage of accredited graduate programs	N/A

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	3
Output Indicators
1. Number of research outputs completed within the year	16	18
2. Percentage of research outputs presented in national, regional, and international forums within the year	20%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	25
Output Indicators
1. Number of trainees weighted by the length of training	150	200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	5
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	85%	85%

N. REGION XI - DAVAO

N.1. COMPOSTELA VALLEY STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

APRIL 29, 2019	OFFICIAL GAZETTE	163
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	13% (118 / 925)	15% (90 / 603)
2. Percentage of graduates (2 years prior) that are employed	N/A	N/A
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100% (1,179 / 1,179)	100% (4,531 / 4531)
2. Percentage of undergraduate programs with accreditation	N/A	N/A

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	3	3
2. Percentage of research outputs presented in national, regional, and international forms in the last three (3) years	100% (10 / 10)	100% (12 / 12)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	9	10
Output Indicators
1. Number of trainees weighted by the length of training	50	120
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	2
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90% (45 / 50)	90% (108 / 120)

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GENERAL APPROPRIATIONS ACT, FY 2019

N.2. DAVAO DEL NORTE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	68.83%	70.53%
2. Percentage of graduates (2 years prior) that are employed	94%	94%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	91.93%	91.93%
2. Percentage of undergraduate programs with accreditation	83.33% (5 / 6)	100% (6 / 6)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	0	0
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	74.59%	76.19%

APRIL 29, 2019	OFFICIAL GAZETTE	165
STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	20%	33.33%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	11
2. Percentage increase in the number of research outputs in the last three years utilized by the industry or by other beneficiaries	56.86%	0.53%
Output Indicators
1. Number of research outputs completed within the year	16	17
2. Percentage of research outputs presented in national, regional, and international forums in the last three years	52.94%	55%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	18	18
Output Indicators
1. Number of trainees weighted by the length of training	936.5	936.5
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	17
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	38.21%	79.96%

N.3. DAVAO ORIENTAL STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.    Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.    Higher education research improved to promote economic productivity and innovation

3.    Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

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GENERAL APPROPRIATIONS ACT, FY 2019

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	45%	48%
2. Percentage of graduates (2 years prior) that are employed	60%	65%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	35.26%	40%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	5
Output Indicators
1. Number of research outputs completed within the year	28	15
2. Percentage of research outputs presented in national, regional, and international forums within the year	300%	70%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	7
Output Indicators
1. Number of trainees weighted by the length of training	5000	5050
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	50	30
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	50%	50%

N.4. SOUTHERN PHILIPPINES AGRI-BUSINESS AND MARINE AND AQUATIC SCHOOL OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

APRIL 29, 2019	OFFICIAL GAZETTE	167
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	53%	53%
2. Percentage of graduates (2 years prior) that are employed	45%	45%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100% (2550 / 2550)	100% (2550 / 2550)
2. Percentage of undergraduate programs with accreditation	100% (12 / 12)	100% (12 / 12)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	5
Output Indicators
1. Number of research outputs completed within the year	11	11
2. Percentage of research outputs presented in national, regional, and international forums within the year	72% (8 / 11)	72% (8 / 11)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	22
Output Indicators
1. Number of trainees weighted by the length of training	560	560
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	14
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	94%	94%

168	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

N.5. UNIVERSITY OF SOUTHEASTERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	48%	58%
2. Percentage of graduates (2 years prior) that are employed	1%	2%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	72%	75%
2. Percentage of undergraduate programs with accreditation	76%	85%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	1%	10%
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	64%	70%

APRIL 29, 2019	OFFICIAL GAZETTE	169
STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	80%	81%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1
Output Indicators
1. Number of research outputs completed within the year	24	35
2. Percentage of research outputs published in intentionally-refereed or CHED recognized journal within the year	16%	16%
Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	22
Output Indicators
1. Number of trainees weighted by the length of training	3600	3960
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	13
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90%	91%

O. REGION XII - SOCCSKSARGEN

O.1. COTABATO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	40%	42%
2. Percentage of graduates (2 years prior) that are employed	42%	45%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	56%	60%
2. Percentage of undergraduate programs with accreditation	88.24%	94.12%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4
Output Indicators
1. Number of research outputs completed within the year	30	31
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	7%	13%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	15
Output Indicators
1. Number of trainees weighted by the length of training	2800	2900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	85%	87%

O.2. COTABATO FOUNDATION COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

APRIL 29, 2019	OFFICIAL GAZETTE	171
STATE UNIVERSITIES AND COLLEGES

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	21.57%	25%
2. Percentage of graduates (2 years prior) that are employed	50%	50%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	94.04%	95%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	22.22%	23%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	33.33%	34%
c. producing technologies for commercialization or livelihood improvement	8.70%	8.70%
d. whose research work resulted in an extension program	8.70%	8.70%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	15.17%	17%
2. Percentage of accredited graduate programs	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	6
Output Indicators
1. Number of trainees weighted by the length of training	3,627	4,500

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2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	12
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90%	90%
CUSTODIAL CARE PROGRAM
Outcome Indicator
1. Percentage of graduates (CCP residents) employed within year after graduation	35%	40%
Output Indicators
1. Percentage of poor / disadvantaged students (CCP residents) served for non-academic needs	90%	92%
2. Percentage of students (CCP residents) who graduate within the prescribed period	4.75%	85%

O.3 SULTAN KUDARAT STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.    Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.    Higher education research improved to promote economic productivity and innovation

3.    Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	38%	40%
2. Percentage of graduates (2 years prior) that are employed	40%	55%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	50%	81%

Higher education research improved to promote economic productivity and innovation

APRIL 29, 2019	OFFICIAL GAZETTE	173
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	0	8%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	0	17%
c. producing technologies for commercialization or livelihood improvement	0	1%
d. whose research work resulted in an extension program	0	2%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	50%	65%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	7
Output Indicators
1. Number of research outputs completed within the year	10	17
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	0	5%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	8
Output Indicators
1. Number of trainees weighted by the length of training	1700	1750
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	0	6
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95%	95%

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GENERAL APPROPRIATIONS ACT, FY 2019

O.4. UNIVERSITY OF SOUTHERN MINDANAO

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	30%	30%
2. Percentage of graduates (2 years prior) that are employed	80%	80%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	50%	50%
2. Percentage of undergraduate programs with accreditation	70%	70%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	10%	10%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	10%	10%
c. producing technologies for commercialization or livelihood improvement	10%
d. whose research work resulted in an extension program	10%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	10%	10%
2. Percentage of accredited graduate programs	50%	50%

APRIL 29, 2019	OFFICIAL GAZETTE	175
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Output Indicators
1. Number of research outputs completed within the year	5	5
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	5
Output Indicators
1. Number of trainees weighted by the length of training	2200	2200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80%	80%

P. REGION XIII - CARAGA

P.1. AGUSAN DEL SUR STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	45%	101% (of NPR)
2. Percentage of graduates (2 years prior) that are employed	84.52%	95%

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Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	100%	99%
2. Percentage of undergraduate programs with accreditation	100%	75%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	4
Output Indicators
1. Number of research outputs completed within the year	10	25
2. Percentage of research outputs presented in national, regional, and international forums within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	6
Output Indicators
1. Number of trainees weighted by the length of training	870	3525
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	16
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	98.84%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	85.71%	100%
c. producing technologies for commercialization or livelihood improvement		30%
d. whose research work resulted in an extension program		30%

APRIL 29, 2019	OFFICIAL GAZETTE	177
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	28%	100%

P.2. CARAGA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	25%	101% (of NPR)
2. Percentage of graduates (2 years prior) that are employed	60%	60%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	50%	50%
2. Percentage of undergraduate programs with accreditation	10%	10%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	10%	10%
c. producing technologies for commercialization or livelihood improvement

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d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	60%	60%
2. Percentage of accredited graduate programs	10%	10%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	5
Output Indicators
1. Number of research outputs completed within the year	50	55
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	40%	50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	5
Output Indicators
1. Number of trainees weighted by the length of training	1000	1000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	70%	70%

P.3. SURIGAO DEL SUR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

APRIL 29, 2019	OFFICIAL GAZETTE	179
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	95%	101% (of NPR)
2. Percentage of graduates (2 years prior) that are employed	56%	56%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	49%	52%
2. Percentage of undergraduate programs with accreditation	70%	75%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	60%	70%
c. producing technologies for commercialization or livelihood improvement
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	70%	80%
2. Percentage of accredited graduate programs	70%	50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	25	28
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	5%	6%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	14
Output Indicators
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	3
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	98%	98%

P.4. SURIGAO STATE COLLEGE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	81.51%	101% (of NPR)
2. Percentage of graduates (2 years prior) that are employed	40%	56%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	65%	68%
2. Percentage of undergraduate programs with accreditation	63%	68%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1.Percentage of graduate school faculty engaged in research work applied for any of the following:

APRIL 29, 2019	OFFICIAL GAZETTE	181
STATE UNIVERSITIES AND COLLEGES

a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing with the last three (3) years (investigate research, basic and applied scientific research, policy research, social science research)	66%	72%
c.producing technologies for commercialization or livelihood improvement
d.whose research extension work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	83%	85%
2. Percentage of accredited graduate programs	60%	80%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	4
Output Indicators
1. Number of research outputs completed within the year	22	26
2. Percentage of research outputs presented in national, regional, and international forums within the year	25%	35%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	26
Output Indicators
1. Number of trainees weighted by the length of training	1360	1500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	20
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	90%	95%

Q. AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)

Q.l. ADIONG MEMORIAL POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

182	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	20%	25%
2. Percentage of graduates (2 years prior) that are employed	60%	65%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	40%	50%
2. Percentage of undergraduate programs with accreditation	45%	50%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	15%
a. pursuing advanced research degree programs (Ph.D)	10%	15%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	10%	13%
c. producing technologies for commercialization or livelihood improvement	15%	17%
d. whose research work resulted in an extension program	10%	12%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	10%
2. Percentage of accredited graduate programs	5%	5%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3

APRIL 29, 2019	OFFICIAL GAZETTE	183
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	2	3
2. Percentage of research outputs presented in national, regional, and international forums within the years	2%	2%

Community engagement increased
TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	11
Output Indicators
1. Number of trainees weighted by the length of training	75	95
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	55%	65%

Q.2. BASILAN STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam- takers that pass the licensure exams	77%	50%
2. Percentage of graduates (2 years prior, with accreditation	117 / 928 = 12.60%	85%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	812 / 1235 = 65.74%	68%

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2. Percentage of undergraduate programs with accreditation	8 / 11= 72%	54%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
2. Percentage increase in the number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	10%
Output Indicators
1. Number of research outputs completed within the year	18	8
2. Percentage of research outputs presented in national, regional, and international forums within the year	18	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	4
Output Indicators
1. Number of trainees weighted by the length of training	32.75%	200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	50%	4
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	95%	96%

Q.3. MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.    Relevant and qualify tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2.    Higher education research improved to promote economic productivity and innovation

3.    Community engagement increased

APRIL 29, 2019	OFFICIAL GAZETTE	185
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	49.28%	55.75%
2. Percentage of graduates (2 years prior) that are employed	53.33%	80%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	67.54%	76.10%
2. Percentage of undergraduate programs with accreditation	46.50%	55%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)	20% (2 /10)	50%(7 / 15)
c. producing technologies for commercialization or livelihood improvement	20%	20%
d. whose research work resulted in an extension program	10%	10%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	95%
2. Percentage of accredited graduate programs	81.50%	81.50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	227	264
Output Indicators
1. Number of research outputs completed within the year	131	138
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	8.10%	10%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	14	12
Output Indicators
1. Number of trainees weighted by the length of training	32,519	36,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	142	147
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80.45%	82.50%

Q.4. MSU-TAWI-TAWI COLLEGE OF TECHNOLOGY AND OCEANOGRAPHY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	79.34%	84%
2. Percentage of graduates (2 years prior) that are employed	16.12%	21%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	92.28%	92.28%
2. Percentage of undergraduate programs with accreditation	14%	14%

APRIL 29, 2019	OFFICIAL GAZETTE	187
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D)	58.33%	61.33%
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research)		12.50%
c. producing technologies for commercialization or livelihood improvement		12.50%
d. whose research work resulted in an extension program		12.50%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	79.01%	84.01%
2. Percentage of accredited graduate programs	20%	20%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	21	26
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year		5%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities Output Indicators	3	5
1. Number of trainees weighted by the length of training	1262	1300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	4
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	80%	85%

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Q.5. SULU STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1. Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

2. Higher education research improved to promote economic productivity and innovation

3. Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams
School of Nursing	87%	95%
School of Education	15%	50%
2. Percentage of graduates (2 years prior) that are employed	6%	10%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs	11%	20%
2. Percentage of undergraduate programs with accreditation	1%	2%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	23	30
Output Indicators
1. Number of research outputs completed within the year	16	20
2. Percentage of research outputs presented in national, regional, and international forums within the year	1%	2%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	5

APRIL 29, 2019	OFFICIAL GAZETTE	189
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	329	450
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	3
3. Percentage of beneficiaries who rate the training course / s and advisory services as satisfactory or higher in terms of quality and relevance	83%	90%

Q.6. TAWI-TAWI REGIONAL AGRICULTURAL COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of deserving but poor students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam-takers that pass the licensure exams	8.09% (19 / 235)	89%
2. Percentage of graduates (2 years prior) that are employed	113.5% (27 / 24)	83%
Output Indicators
1. Percentage of undergraduate student population enrolled in CHED-identified and RDC-identified priority programs with accreditation	3	11
2. Percentage of undergraduate programs with accreditation

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IX. DEPARTMENT OF ENERGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1. Required energy supply level attained

2. Sustainable consumption of energy promoted and achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Required energy supply level attained

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM
Outcome Indicators
1. Percentage of stakeholders rating the energy plans and programs as acceptable	85%	85%
2. Percentage of policy recommendations adopted in the short, medium and long-term national energy plans / programs / targets		50%
Output Indicators
1. Number of energy plans prepared and updated	2	2
2. Number of statistical research and studies prepared / updated		14
3. Percentage of project evaluation and monitoring conducted on time	75%	80%

CONVENTIONAL ENERGY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of awareness of the target audience of the promoted message or technical advice		80%
2. Percentage of conventional energy projects with satisfactory safety performance		80%
3. Percentage increase in investments in conventional energy development		5%
Output Indicators
1. Number of contracts and / or circulars drafted, prepared and reviewed	13	13
2. Number of information, education, communication, and other promotional activities conducted on conventional energy development	7	5
3. Number of monitoring activities / inspections conducted on conventional energy projects	92	219
RENEWABLE ENERGY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of renewable energy resources over total energy resource supply	5,438 mega watts (MW)	1.5% increase
2. Percentage increase in investments in renewable energy development	137 operating RE plants	7% additional operating RE plants

APRIL 29, 2019	OFFICIAL GAZETTE	191
DEPARTMENT OF ENERGY

Output Indicators
1. Percentage of issuances and permits on renewable energy development issued on time	85%	80%
2. Number of information, education, communication, and other promotional activities conducted on renewable energy	20	14
3. Number of inspection conducted on renewable energy development projects	200	177

DOWNSTREAM ENERGY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in investment in the downstream oil and gas industry, providing quality fuels and safe technology far environment and consumer protection	Php 52.73B	1% (Dependent on oil company applications)
2. Percentage increase in the number of participants informed on matters in the downstream oil and gas industry	3,095	1% (Dependent on the allotted approved budget)
Output Indicators
1. Percentage of issuances / permits / standards drafted and issued	100% (5,374 permits processed)	100% (2,803 permits processed)
2. Number of information, education, communication and other promotional activities conducted on the downstream oil and gas sector	20	12
3. Number of downstream oil and gas field work and operational monitoring activities conducted	2,000	1,073

ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Reduction in frequency of “red alert” notice	10 in Luzon, Il in Visayas and 120 in Mindanao
2. Increase in hours operation in off-grid areas with less than 24 hours electricity service	28
3. Increase in capacity (MW) that went on line (on-grid)	1,319 MW in Luzon, 624 MW in Visayas and 768 MW in Mindanao
Output Indicators
Power Sector
1. Number of information, education, and communication activities, promotional events, and public consultations conducted	23	79
2. Number of plans / policies prepared, recommended and / or adopted	11 policies and 3 plans	15 policies and 3 plans
3. Number of stakeholders assisted through technical support / consultation / assistance
4. Number of application for COE for investment in the energy sector processed	55	272
E.R. 1-94 Program
1. Number of MOAs for the establishment of Trust Account under ER 1-94	20
2. Number of approved electrification and support projects
3. Number of inspected completed projects

HOUSEHOLD ELECTRIFICATION DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage increase in household electrifications	90.7% (based on 2010 census)

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Output Indicators
1. Number of Approved Household Electrification Projects and issued a letter of approval to the concerned distribution utility
2. Number of information, education, communications and other promotional activities conducted on household electrification development	8
3. Number of household electrification project inspections conducted	3 (4,709 HHs beneficiary of completed projects)

Sustainable consumption of energy promoted and achieved

ENERGY EFFICIENCY AND CONSERVATION PROGRAM
Outcome Indicators
1. Percentage increase in public awareness on EE & C on fuels and electricity	4,000 participants	10%
2. Percentage increase in the number of government agencies with energy conservation and efficiency technologies	45 establishments	10%
Output Indicators
1. Number of information, education, communication, and other promotional activities conducted on energy efficiency and conservation	27	12
2. Percentage of energy audit in government agencies conducted on time	45 establishments	10%

ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM
Outcome Indicator
1. Number of alternative fuels and energy technologies promoted	3	3
Output Indicators
1. Number of technical assistance / evaluation completed on time		6
2. Number of information, education, communication, and other promotional activities conducted on alternative fuels and technology		12
3. Number of policies formulated / permits issued related to alternative fuels & technologies issued on time		3

APRIL 29, 2019	OFFICIAL GAZETTE	193
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1. Natural Resources Sustainably Managed

2. Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Natural resources sustainably managed
NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage of illegal logging hotspot areas neutralized	17	By the end of 2022, illegal logging hotspots decreased by 50%
2. Percentage of 8.2M ha of forests protected against forest fires, poaching, pest and diseases, etc.	8.2M ha.	75% protected against forest fire, poaching, pest and diseases
Output Indicators
1. Number of hectares of open-access / untenured lands of the public domain placed under appropriate management arrangement / tenure	3.5M ha.	15% of open-access / untenured lands of the public domain placed under appropriate management arrangement / tenure
2. Percentage of wildlife permits, certifications and / or clearance applications acted upon within 7 working days from date of receipt	9,137	80% of wildlife permit applications acted upon

NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of hectares of terrestrial protected areas, wetlands / caves with high biodiversity values that are effectively managed	Poor - 1.87M ha. Fair - 2.22M ha. Satisfactory - .042M ha. Good - 0 ha. Excellent - 0 ha.	By the end of 2022: (uo. of hectares) Poor - 1.36M Fair - 0.069M Satisfactory - 0.84M Good - 0.97M Excellent - 0.042M
2. Number of hectares of marine protected areas with high biodiversity values that are effectively managed	Poor - 3.42M ha. Fair - 0 ha. Satisfactory - 0.11M ha. Good - 0 ha. Excellent - 0 ha.	By the end of 2022: (no. of hectares) Poor - 2.17M Fair - 0.97M Satisfactory - 1.34M Good - 1.12M Excellent - 0.11M
3. Ownership of public alienable and disposable lands secured (2011-Present)	395,136 ha.	By the end of 2022, 360,000 residential patents issued
4. Percentage increase in forest cover	8.2M ha.	By the end of 2022, forest cover increased by 12%

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Output Indicators
1. Number of terrestrial protected areas / wetlands / caves established / conserved
Inland Wetlands	13	13
Caves	20	64
2. Number of critical habitats established and managed	7	3
3. Number of hectares of coral reefs, mangrove forests, and sea grass beds mapped	1,101,093	11,169
4. Number of marine protected areas network established	33	14
5. Number of residential land patents issued within the prescribed timeframe (2011-Present)	395,136 ha.	33,040 residential land patents
6. Number of hectares of open and denuded forestland rehabilitated	7.6M	900
7. Number of hectares planted area maintained and protected	1.62M	353,886

Adaptive capacities of human communities and natural systems improved

ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM
Outcome Indicator
1. Percentage of DENR plans and programs mainstreamed with climate change adaptation and disaster risk reduction	100%	By the end of 2022, 100% of DENR plans and programs mainstreamed with climate change adaptation and disaster risk reduction
Output Indicators
1. Number of DENR offices provided with training on mainstreamed climate change adaptation and disaster risk reduction	N / A	16 regional offices 2 bureaus
2. Number of information, education, and communication activities conducted	N / A	16 regions

B. ENVIRONMENTAL MANAGEMENT BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Clean and Healthy Environment Sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00S) / PERFORMANCE INDICATORS PIs)	BASELINE	2019 TARGETS
Clean and Healthy Environment Sustained

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM
Outcome Indicators
1. Percentage increase of environmentally compliant projects (from the baseline)	85%	2% increase

APRIL 29, 2019	OFFICIAL GAZETTE	195
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

2. Percentage increase in stakeholders’ environmental awareness and participation	N / A	10% increase
3. Assessed potential pollution problems	1	1
Output Indicators
1. Number of projects monitored based on ECC conditions with reports submitted	14,323	14,910
2. Information, Education and Communication materials developed and disseminated	33,019	40,000
3. Number of environmental research studies conducted for policy purposes	1	1

ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM
Outcome Indicators
1. Percentage increase of LGUs complying with the Ecological Solid Waste Management Act	47%	5% increase
2. Percentage increase of industries complying with environmental standards	88%	2% increase
3. Percentage of HUCs and major urban centers within ambient air quality guideline / values (PM 10 / 2.5)	47% (baseline year:2015)	50%
Output Indicators
1. Percentage of permits, clearances, and certificates issued within the prescribed timeframe	74%	80%
2. Number of sites / facilities or areas that have been inspected with report submitted	44,399	50,091
3. Percentage of cases / complaints acted upon within the prescribed timeframe	96%	96%

C. MINES AND GEOSCIENCES BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1. Natural Resources Sustainably Managed

2. Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Natural Resources Sustainably Managed

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in the revenues of government from mineral resources development	-16.12%	5%
2. Percentage of monitored mining permits / contracts complying with laws, rules and regulations	N / A	60%
Output Indicators
1. Mining applications (including other mining rights related applications) approved / denied / endorsed within the prescribed period	6,244	3,377
2. Number of mining permits / contracts monitored	890	910

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MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of LGUs informed of their geology and mineral potential	N / A	12
Output Indicators
1. Percentage of total Philippine area surveyed for geology and mineral potential	10%	7%
2. Number of new mineral reservation areas assessed / endorsed for declaration	15	15

Adaptive Capacities of Human Communities and Natural Systems Improved

GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM
Outcome Indicator
1. Percentage of LGUs that included geohazard information in their Disaster Risk Reduction and Mitigation Plan, Comprehensive Land Use Plan, and / or Development Plans	N / A	50%
Output Indicators
1. Number of cities and municipalities where vulnerabilities and risk assessments were conducted	204	180
2. Number of LGUs (cities / municipalities) provided with information, education, and communication campaigns on geohazards	13,064 barangays	200
3. Number of LGUs assessed for groundwater resources and vulnerability	34 provinces	90 cities / municipalities

D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Adaptive capacities of human communities and natural systems improved

MAPPING AND RESOURCE INFORMATION PROGRAM
Outcome Indicators
1. Percentage of the Philippines with updated topographic base maps and nautical charts	48%	78%
2. Number of hits / access to the online database	165,008	190,000
Output Indicators
1. Number of maps and charts produced or updated and published	2,382	7,823
2. Percentage of clients who rated the quality of maps and charts produced as satisfactory or better	99.67%	97%

APRIL 29, 2019	OFFICIAL GAZETTE	197
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

E. NATIONAL WATER RESOURCES BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1. Natural Resources Sustainably Managed

2. Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Natural Resources Sustainably Managed

WATER RESOURCES MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage increase in public awareness of Water Code of the Philippines, Integrated Water Resources Management, Climate Change Adaptation, Core Functions and Services of NWRB	N / A	—
Output Indicators
1. Number of policies / plans endorsed or implemented	7	6
2. Number of information, education, and communication campaign conducted	N / A	—
3. Percentage of policies / plans endorsed or implemented that were consulted with external stakeholders	N / A	90%

WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in the number of water use / water utilities regulated	N / A	6% (from 2017 to 2019)
2. Percentage of violators penalized or with cases filed in court	3.40%	10%
3. Percentage reduction in illegal water use	9.38%	15%
Output Indicators
1. Number of permit applications (CWP / CPC) acted upon (approved / denied)	N / A	752
2. Number of water sources facilities monitored / assessed	N / A	5,562
3. Percentage of water nse violations / complaints acted upon within the prescribed timeframe	N / A	50%

Adaptive Capacities of Human Communities and Natural Systems Improved

WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM
Outcome Indicators
1. Percentage increase in river basins and critical areas with scientifically robust water information and decision support tools	8 river basins and critical areas as of 2016	45% (from 2017 to 2019)
2. Number of LGUs adopting / using the developed plans including the operation of the monitoring stations	N / A	3

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as basis for their groundwater protection and development program
Output Indicators
1. Number of water-constrained areas with Groundwater Management Plan developed	1	1
2. Number of water-constrained areas with groundwater monitoring wells established	N / A	2
3. Number of river basins with comprehensive water resources assessment	1	1

F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Natural Resources Sustainably Managed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Natural resources sustainably managed
PALAWAN ENVIRONMENTALLY CRITICAL ARIAS NETWORK (ECAN) MANAGEMENT PROGRAM
Outcome Indicators
1. Average score of all ECAN zones	N / A	5
2. Ratio of total seized wildlife to total wild-sourced trade permits issued	0.52	0.51
Output Indicators
1. Number of Environmentally Critical Areas Network (ECAN) maps updated	N / A	4
2. Percentage of wildlife traffic monitoring units (WTMUs) that are functional	40%	80%
3. Number of endemic species subjected to population studies	N / A	2

APRIL 29, 2019	OFFICIAL GAZETTE	199
DEPARTMENT OF FINANCE

XI. DEPARTMENT OF FINANCE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1. Fiscal sustainability attained

2. Asset and debt effectively managed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Fiscal sustainability attained
FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM
Outcome Indicator(s)
1. Improved tax effort	FY 2011-12.4%, FY 2012-12.9%, FY 2013-13.3%, FY 2014-13.6%, FY 2015-13.7%*, FY 2016-13.8%* *Figures are based on Tax Revenues Gross of Tax Refund / GDP	15.8% DBCC Approved Medium Term Fiscal Program, April 24, 2018 Meeting
2. Improved government system that ensure transparency in all extractive industry transactions	FY 2014-100%, FY 2015-100%, FY 2016-100%	100%
3. Sustained country’s position at the forefront of international and regional economic finance cooperation	FY 2011-4, FY 2012-4, FY 2013-4, FY 2014-4 FY 2015-5, FY 2016-6	5
Output Indicator(s)
1. Number of plans and policy advisories developed and issued or updated and disseminated	FY 2014-10, FY 2015-6.5 FY 2016-9.75	4
2. Recommended policies on information disclosure and to address barriers to the full implementation of EITI	FY 2014-1, FY 2015-1 FY 2016-1	4
3. Number of offers provided by the Philippines in various fora / international agreements	FY 2014-2, FY 2015-2 FY 2016-2	2

Asset and debt effectively managed

ASSET AND LIABILITY MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Percentage of dividends collected from GOCC / collection targets	FY 2014-436%, FY 2015-524%, FY 2016-462%	100%
2. Percentage of foreign loans and grants negotiated over targets	FY 2014-434%, FY 2015-956%, FY 2016-127%	+15 to 20% of Target (subject to change depending on DBCC targets / NG financial requirements

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3. Percentage of released fund over the target	FY 2014-303.30%, FY 2015-105.94%, FY 2016-131.90%	105%
Output Indicator(s)
1. Amount collected as dividend from GOCCs	FY 2014- P 23.966 B, FY 2015- P 31.458 B, FY 2016- P 27.735 B	P16.0 B
2. Value of foreign loans and grants negotiated	FY 2014-US$ 3,038.97 M, FY 2015-US$ 4,780 M, FY 2016-US$ 634.03 M	> or = US$700 M
3. Number of grants and loans approved	FY 2014-40, FY 2015-108, FY 2016-26	30

B. BUREAU OF CUSTOMS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1. Revenue collection improved

2. Secured trade facilitation by international standards achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Revenue collection improved
CUSTOMS REVENUE ENHANCEMENT PROGRAM
Outcome Indicator(s)
1. Percentage increase in revenue collection	N / A	11.31%
2. Proper / efficient examination and appraisal of imported goods resulted to additional revenues	N / A	4.65%
3. Apprehension of smuggling activities	N / A	60
Output Indicator(s)
1. Amount of duties and taxes collected and percentage to BESF targets	P458,184M	P662,165M
2. Percentage of imported goods cleared within ten (10) days from filing of import declaration	96.61%	96.61%
3. Number of cases filed under the Bureau’s Action Team Against Smugglers (BATAS) Program within fifteen (15) days	N / A	24 cases
Secured trade facilitation by international standards achieved
CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM
Outcome Indicator(s)
1. Percentage of enforcement actions undertaken resulting to seizures	N / A	2%
2. Percentage of cargo clearance process improved	N / A	6%
3. Apprehension of anti-social goods from illegal drugs, counterfeit goods, product of environment crimes, etc.	N / A	50

APRIL 29, 2019	OFFICIAL GAZETTE	201
DEPARTMENT OF FINANCE

Output Indicator(s)
1. Number of enforcement actions (alerts) undertaken	N / A	1,200
2. Percentage of shipment selected and physically examined or x-rayed	N / A	2%
3. Number of cases of anti-social goods seized	N / A	50

C. BUREAU OF INTERNAL REVENUE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Improved internal Revenue Collections

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANACE INDICATORS (PIs)	BASELINE	2019 TARGETS
Improved Internal Revenue Collections

REVENUE ADMINISTRATION PROGRAM
Outcome Indicator(s)
1. Percentage increase in the number of registered business tax payers	3,171,594 business tax payers registered in CY 2016	5% increase in the no. of registered business TPs
Output Indicator(s)
1. Filing of Run After Tax Evaders (RATE) cases at DOJ	2016: 72 cases filed	36 cases filed at DOJ
2. Audit effort	2016: P31.679 B collected or 2.01%	3% of the assigned collection goal
3. Collection performance	2016: Pl.58 T	+ / -2% of the assigned goal

D. BUREAU OF LOCAL GOVERNMENT FINANCE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Fiscal sustainability of LGUs strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Fiscal sustainability of LGUs strengthened

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LOCAL FINANCE POLICY REFORMS AND FISCAL PERFORMANCE MONITORING AND EVALUATION SUB-PROGRAM
Outcome Indicator(s)
1. Ratio of LGU expenditures over total income	0.77	< or = 1
2. Percentage of actual collections of LGU from local taxes and other locally-generated revenue sources versus targets	78%	> or = 83%
3. Number of LGUs not exceeding 20% of their regular income for debt servicing	1,662	> or = 1,662
Output Indicator(s)
1. Percentage of requests for policy opinions and consultations provided in a timely manner	85%	> or = 90%
2. Percentage of LGU assessed on revenue and assessment performance	60%	> or = 60%
3. Percentage of LGUs evaluated for the issuance of certificate of net debt service ceiling and net borrowing capacity	95%	> or = 95%
LOCAL FINANCE CAPACITY DEVELOPMENT SUB-PROGRAM
Outcome Indicator(s)
1. Percentage of training satisfaction for training programs	90%	> or = 90%
Output Indicator(s)
1. Percentage of treasures and assessors trained over the total number of treasurers / assessors	95%	> or = 95%
2. Percentage of LGU capacitated / informed on local finance policies	95%	> or = 95%
3. Number of trainings conducted for LGUs	47	> or = 60

E. BUREAU OF THE TREASURY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1. Efficiency in cash management improved

2. Efficiency in debt management achieved

3. Efficiency in accounting of NG financial transactions enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Efficiency in cash management improved
FINANCIAL ASSET MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Income from investing of excess cash balance and other managed funds earned (In Million Pesos)	P22,263	Pl8,500
2. Percentage of total government cash requirement met	100%	100%
3. Percentage yield / return on cash surplus	1.60% for USD placements (average)	Earn at the rate of at least 1.5% per annum on NG cash balance
3.33% for PHP placements (average)

APRIL 29, 2019	OFFICIAL GAZETTE	203
DEPARTMENT OF FINANCE

Output Indicator(s)
1. Percentage availability of daily cash balance in the TSA and MDS (In Million Pesos)	N / A	100% availability of daily minimum balance in the TSA (P50,000) and MDS (P5,000)
2. Number of agencies a / distributed / provided with Asset Registry Template to include Strategically Important Assets	NA	five (5) agencies
3. Percentage of assets b / registered in the asset registry and qualified in the parameters set by the risk model	NA	60%
4. Percentage of qualified assets to be insured	NA	60%

Efficiency in debt management achieved

DEBT AND RISK MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Government financing requirement met (In Million Pesos)	P888,227	P856,178
2. Refinancing risk efficiently managed	100% efficient	100% efficiency
3. Efficient debt monitoring and servicing	100% efficient	100% efficiency
Output Indicator(s)
1. Issuance of government securities consistent with auction schedule / calendar	N / A	Release of auction schedule should be > / = 5 working days before the first auction for the quarter. To conduct auction as scheduled.
2. Percentage of debt maturing in one year to total outstanding debt	11.38% 9.8 years	Debt maturing in one year should be < or = 15% to total outstanding debt. Average time to maturity should be > or = 7 years
3. Amount and percentage of debt service payment paid on or before due date	100% of debt service due paid on time	P883,987 Million
		100% of debt service due paid on time

Efficiency in accounting of NG financial transactions enhanced

NG ACCOUNTING PROGRAM
Outcome Indicator(s)
1. Efficient release of Internal Revenue Allotment (IRA) and other shares to Local Government Units (LGUs)	100% efficient	100% efficiency
2. Percentage of reconciled active cash balances	80%	85%
3. Timely release of subsidy and equity to Government-Owned and Controlled Corporation (GOCCs)	100% release to GOCCs within 15 days upon receipt of documents	Subsidy and equity (per transaction, are released to GOCCs within 3 working days upon receipt of NCA from DBM
Output Indicator(s)
1. Percentage of Journal Entry Voucher submitted to COA on time	80%	80%
2. Percentage of Bank Reconciliation Statement submitted to COA on time	80%	85%

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3. Release of Internal Revenue Allotment (IRA) and other shares to Local Government Units (LGUs) consistent with Release Schedule	100% release to LGUs within 15 days upon receipt of documents	Release of IRA should be on the 10th day of the month; other shares to LGUs within 5 days from receipt of complete documents from DBM

F. CENTRAL BOARD OF ASSESSMENT APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Due process for fair and equitable real property tax assessment improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Due process for fair and equitable real property tax assessment improved
REAL PROPERTY TAX ADJUDICATION PROGRAM
Outcome Indicator(s)
1. Percentage of cases reviewed over the last five years (5) whose decisions are overturned by a higher court	60%	0
Output Indicator(s)
1. Percentage of new cases received on appeal from the LBAA that are given due course / acted upon within 30 days after receipt of complete documentation	100%	100%
2. Number of case events / hearings conducted	40	40
3. Percentage of cases submitted for decision that are resolved / decided within 90 days from submission	N / A	90%

G. INSURANCE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Insurance, Pre-Need and HMO Industries’ growth and stability improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Insurance, Pre-Need, and HMO Industries’ growth and stability improved

APRIL 29, 2019	OFFICIAL GAZETTE	205
DEPARTMENT OF FINANCE

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM
Outcome Indicator(s)
1. Percentage of supervised / regulated entities meeting the net worth requirements	N / A	100%
2. Percentage of supervised / regulated entities complying with Risk Based Capital (RBC) requirements	N / A	100%
Output Indicator(s)
1. Percentage of supervised / regulated entities examined, verified or monitored	N / A	100%
2. Percentage of received application for new and renewal of licenses processed within the prescribed period	N / A	100%
3. Percentage of applications for premium rates, insurance products, investments, contract forms, policies, reinsurance treaties, facultative placements processed within the prescribed period	N / A	100%

H. NATIONAL TAX RESEARCH CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Philippine Tax System Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Philippine Tax System Improved
NATIONAL TAX ADVISORY PROGRAM
Outcome Indicator(s)
1. Percentage / Number of National Government Agencies monitored and rendered technical assistance in fee revision within the prescribed timeframe	Monitored- 35 NGAs Rendered technical assistance- 13 (depends on the number of requests in fee revision from NGA’s)	Monitored-37 NGAs Rendered technical assistance- 15
2. Percentage of tax research recommendations considered in tax policy reforms	90%	90%
Output Indicator(s)
1. Number of tax research studies conducted and publications completed	37 tax studies conducted 12 publications completed	37 tax studies conducted 12 publications completed
2. Percentage of tax related legislative bills evaluated / commented within the prescribed timeframe	80%	80%
3. Percentage / Number of tax subsidy requests of GOCCs / SUCs / GIs / Commissaries evaluated and processed within the prescribed timeframe	4 GOCCs (depends on the number of applicants for tax subsidy)	4 GOCCs / SUCs / GIs / Commissaries- applicants for tax subsidy

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I. PRIVATIZATION AND MANAGEMENT OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Effective management and disposition of transferred assets and other government properties

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Effective management and disposition of transferred assets and other government properties
PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM
Outcome Indicator(s)
1. Remittance to the Bureau of Treasury	P331,171,364	P655,280,100
2. Privatization proceeds collected	P302,028,390	P728,089,000
3. Average value of privatized assets sold over appraised value	N / A	0
Output Indicator(s)
1. Number of assets / entities currently being managed	131	133

2. Number & value of assets / properties being prepared for disposition for the year (a. include custodianship and pre-selling activities, eg. Inventory, appraisal, etc.; b. the privatization plan should be submitted to the Privatization Council and approval should be implemented, such as the conduct of public bidding)

	N / A	20 P520,824,759.79
3. Percentage of privatization plan adopted by the Privatization Council	N / A	50%

J. SECURITIES AND EXCHANGE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Corporate and Capital Market Infrastructure strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Corporate and Capital Market Infrastructure strengthened

APRIL 29, 2019	OFFICIAL GAZETTE	207
DEPARTMENT OF FINANCE

CORPORATE AND CAPITAL MARKET DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Value of securities registered increased	PhP 31.3B	PhP177.13B
2. Total number of applications for registration, licensure and accreditation processed and approved increased	119,108	135,754
3. Percentage of investment scams / complaints reported by the public and investigated by SEC increased	100%	100%
Output Indicator(s)
1. Number of planned policy measures promulgated / implemented (including memorandum circulars, public consultations, etc.)	13	13
2. Percentage requests for technical assistance that are acted upon within the prescribed timeframe	100%	100%
3. Number of applications for certification examination for capital market participants processed and approved	848	848

CORPORATE AND CAPITAL MARKET REGULATORY PROGRAM
Outcome Indicator(s)
1. Percentage of target regulated entities and individuals monitored and evaluated as compliant with SEC rules and regulations increased	0	10%
Output Indicator(s)
1. Percentage of license or permit applications and renewals processed within standard processing timeframe	100%	100%
2. Number of target entities monitored and evaluated	53,489	66,642
3. Percentage of errant firms and individuals imposed the appropriate fines and / or penalties	100%	100%

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XII. DEPARTMENT OF FOREIGN AFFAIRS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

1. Foreign relations strengthened to promote national development and international cooperation

2. Overseas Filipinos protected and engaged, and consular services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Foreign relations strengthened to promote national development and international cooperation

DIPLOMACY PROGRAM
Outcome Indicators
1. National Security: Percentage of activities / reports that led to expressions of support, commitment, or interest arising from DFA engagements	80%	80%
2. Economic Diplomacy: Percentage of activities / reports that led to expressions of support, commitment, or interest arising from DFA engagements	80%	80%
3. Public and Cultural Diplomacy: Percentage of activities that led to expressions of support, commitment, or interest arising from DFA engagements	90%	90%
Output Indicators
1. National Security
Number of activities organized, initiated or attended by the DFA annually	4,989	9,000
Number of reports submitted by the Department in connection with diplomatic activities	5,219	10,000
2. Economic Diplomacy
Number of activities organized, initiated or attended by the DFA annually	3,177	4,000
Number of reports submitted by the Department in connection with diplomatic activities	4,372	6,000
3. Public and Cultural Diplomacy: Number of activities primarily aimed at enhancing the image of the Philippines in the global community	8,062	11,000

Overseas Filipinos protected and engaged, and consular services improved

CONSULAR / ATN PROGRAM
Outcome Indicators
1. Percentage of passports issued within the prescribed period	90%	90%
2. Higher satisfaction rating by those who avail themselves of other consular documents	Majority of those who accomplished client feedback forms gave satisfactory rating	Majority of those who accomplished client feedback forms gave satisfactory rating

APRIL 29, 2019	OFFICIAL GAZETTE	209
DEPARTMENT OF FOREIGN AFFAIRS

3. Percentage of cases involving overseas Filipinos resolved as a proportion of total requests and cases handled	90%	90%
Output Indicators
1. Number of passports issued	3,110,204	3,935,925
2. Number of other consular documents issued	1,502,457	1,601,000
3. Number of Overseas Filipinos assisted using Assistance to Nationals (ATN) Fund and Legal Assistance Fund (LAF) as well as other interventions aside from ATN Fund and LAF	15,321	50,000

B. FOREIGN SERVICE INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Competency of DEE personnel enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Competency of DFA personnel enhanced

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM
Outcome Indicators
1. Percentage of training programs conducted within the prescribed period	100%	95%
2. Percentage of training programs rated useful by the personnel trained	99%	95%
3. Percentage of policy inputs adopted by the DFA	94%	95%
Output Indicators
1. Number of training programs conducted / implemented	100	75
2. Number of personnel trained	1,364	2,091
3. Number of research / policy papers completed and accepted by the requesting entity	85	70

C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced

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GENERAL APPROPRIATIONS ACT, FY 2019

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM
Outcome Indicator
1. Percentage of participants who rated the training course as good or better	90%	90%
Output Indicators
1. Number of training programs provided for other countries	7	7
2. Percentage of foreign technical and cooperation program implemented on time and rated useful	90%	90%

D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Philippine linkage in UNESCO’S programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Philippine linkage in UNESCO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM
Outcome Indicator
1. Percentage of projects / activities and conferences coordinated, implemented and organized rated good or better	100%	100%
Output Indicator
1. Number of projects / activities and conferences coordinated, implemented and organized	40	40

APRIL 29, 2019	OFFICIAL GAZETTE	211
DEPARTMENT OF HEALTH

XIII. DEPARTMENT OF HEALTH

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Nutrition and health for all improved

2. Accelerated demographic transition

3. Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

1. Access to promotive and preventive health care services improved

2. Access to curative and rehabilitative health care services improved

3. Access to safe and quality health commodities, devices and facilites ensured

4. Access to social health protection assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access to promotive and preventive health care services improved

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM
Outcome Indicator
1. Performance Governance Strategic Readiness Score		3
Output Indicators
1. Percentage of policy agenda items with issued policies that underwent the consultative participatory process		70%
2. Percentage of research / policy briefs rated as useful or adoptable	91.50%	80%
3. Number of research / policy briefs completed and disseminated	26	24

HEALTH SYSTEMS STRENGTHENING PROGRAM
Outcome Indicators
1. Percentage of public health facilities with no stock-outs	80% (1,920 / 2,400) RHUs and Health Centers	30%
2. Human Resource for Health (HRH) to Population Ratio	16 HRH: 10,000 Population	17 HRH:10,000 Population
Output Indicators
1. Percentage of LGUs provided with technical assistance on local health systems development		100%
2. Percentage of priority areas supplemented with Human Resource for Health from DOH Deployment Program	100%	100%

PUBLIC HEALTH PROGRAM
Outcome Indicators
1. Percentage of external clients who rated the technical assistance provided as satisfactory or better		85%
2. Percentage of fully immunized children	69.84%	95%
3. Modern contraceptive prevalence rate	47.89%	34.30%
4. Number of malaria-free provinces	42	52
5. Number of filariasis-free provinces	38	43
6. Number of rabies-free areas	49	55

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7. Percentage of Anti-Retroviral Treatment (ART) eligible people living with HIV on ART	51%	75%
8. Treatment success rate for all forms of Tuberculosis	92%	90%
9. Premature mortality rate attributed to cardiovascular disease, cancer, diabetes, and chronic respiratory diseases
Output Indicators
1. Percentage of LGUs and other health partners provided with technical assistance on public health programs		80%
2. Average percentage of LGUs provided with at least 80% of commodities		80%

EPIDEMIOLOGY AND SURVEILLANCE PROGRAM
Outcome Indicator
1. Percentage of epidemiological and public health surveillance strategic report utilized		80%
Output Indicator
1. Percentage of outbreak / epidemiologic investigations conducted	37	90%

HEALTH EMERGENCY MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of LGUs with institutionalized Disaster Risk Reduction Management for Health (DRRM-H) Systems		40%
Output Indicator
1. Percentage of LGUs provided with technical assistance on the development or updating of DRRM-H Plans		60%

Access to curative and rehabilitative health care services improved

HEALTH FACILITIES OPERATION PROGRAM
Outcome Indicators
1. Hospital infection rate	1.57%	<2%
2. Percentage of drug dependents who completed the treatment program	75.18%	80%
Output Indicators
1. Percentage of samples tested at NRLs		100%
2. Number of blood units collected by Blood Service Facilities	47,791	65,000
3. Number of in-patient and out-patient drug abuse cases managed	39,722	34,958

Access to safe and quality health commodities, devices, and facilities ensured

HEALTH REGULATORY PROGRAM
Outcome Indicators
1. Percentage of health facilities and services compliant to regulatory policies		90%
2. Percentage of establishments / health products compliant to regulatory policies		75%
3. Percentage of Public Health Emergencies of International Concern (PHEIC) and / or Public Health Risks (PHR) rapidly responded at point of entry		95%
Output Indicators
1. Percentage of authorization issued within Citizen Charter Timeline	65%	84%

APRIL 29, 2019	OFFICIAL GAZETTE	213
DEPARTMENT OF HEALTH

2. Percentage (Number) of licensed health facilities and services monitored and evaluated for continuous compliance to regulatory policies	73%	90% (369)
3. Percentage (Number) of establishments and health products monitored and evaluated for continuous compliance to regulatory policies		60% (69,096)

Access to social health protection assured

SOCIAL HEALTH PROTECTION PROGRAM
Outcome Indicator
1. Percentage of excess net bill covered by Medical Assistance Program (MAP) incurred by poor in-patients admitted in basic accommodation or service ward		100%
Output Indicator
1. Number of patients provided with medical assistance	686,034	1,000,000

B. COMMISSION ON POPULATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Nutrition and health for all improved

2. Accelerated demographic dividend

3. Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Access to population management information and services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access to population management information and services improved

PHILIPPINE POPULATION MANAGEMENT PROGRAM
Outcome Indicators
1. Modern contraceptive prevalence rate	47%	47%
2. Percentage of LGUs with POPDEV-sensitive policies, plans and programs	5%	5%
3. Percentage of adolescent birth rate (for ages 10-14 years; ages 15-19 years) per 1,000 women in that age group	55% (per 1,000 women aged 15-19)	55
Output Indicators
1. Number and percentage of couples reached by RP-FP classes	1,200,000	900,000 75% (baseline: 1,200,000)
2. Number of LGUs provided with technical assistance	85	85
3. Number and percentage of adolescents and youth provided with ASRH information	35,000	35,000 100% (baseline: 35,000)

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C. NATIONAL NUTRITION COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Nutrition and health for all improved

2. Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Improved access to quality nutrition and nutrition-sensitive services

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Improved access to quality nutrition and nutrition-sensitive services

NATIONAL NUTRITION MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of target NGAs and NGOs implementing development programs with nutrition objectives or considerations or components	90%	90%
2. Percentage of targeted LGUs implementing quality nutrition programs	90%	90%
3. Percentage of target audience with recall of key nutrition messages	61%	61%
Output Indicators
1. Percentage of targeted national, regional, and local policies and plans formulated and adopted, budgeted, and coordinated	90%	90%
2. Percentage of targeted nutritional promotional materials produced and disseminated and promotional activities undertaken	90%	90%
3. Percentage of targeted stakeholders assisted:
a. LGUs	95%	95%
b. NGAs	95%	95%
c. NGOs	95%	95%

APRIL 29, 2019	OFFICIAL GAZETTE	215
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

XIV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2. Economic opportunities in industry and services expanded

3. Technology adopted, promoted and accelerated

4. Innovation stimulated

5. Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology

ICT GOVERNANCE PROGRAM
Outcome Indicators
1. Improved ranking in the Global e-Government Development Index (EGDI)	Philippines ranked 71st out of 193 countries in 2016	To be in the Top 60 among all countries to be surveyed by 2022
2. Improved ranking in the Global Cybersecurity Index (GCI)	Philippines ranked 37th out of 165 countries in 2017	To be in the Top 50 percentile among all countries to be surveyed by 2022
Output Indicators
1. Number of national ICT plans developed and / or implemented	4 plans developed and / or implemented	4 plans to be developed and / or to be implemented
2. Number of policies and standards developed and / or implemented	6 policies and 26 standards 79 agencies’ ISSP endorsed	15 policies and 30 standards; 1 survey to be published 130 agencies’ ISSP endorsed
3. Number of recommendations and position papers in ICT-related legislative bills and executive issuances	22 recommendations / position papers	12 recommendations / position papers

ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM

INNOVATION AND DEVELOPMENT SUB-PROGRAM
Outcome Indicator
1. Increased number of places with broadband access to government services and connectivity	227 localities, 35 cities	10% increase per year in number of places with broadband access / connectivity

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Output Indicators
1. Number of developed ICT-enabled tools, applications and systems for public use	3 National Government Data Centers; GovNet / Regional GovNet; Secure GovNet Operations and Maintenance of 9 Shared Services; National Government Portal; Open Data Portal	1 additional authoritative registry developed 100% production ready National Government Portal
2. Number of interconnected government agencies	461 government agencies and institutions connected	Additional 30 government agencies connected
3. Number of localities with connectivity	227 localities 35 cities	Additional 5,302 sites in 1,368 localities with connectivity

IMPLEMENTATION MANAGEMENT AND OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Increased provision of technical assistance to government agencies	301 technical services	10% increase in number of agencies provided with technical assistance per year
Output Indicators
1. Number of technical services provided	3 National Government Data Centers; GovNet / Regional GovNet; Secure GovNet Operation and Maintenance of 9 Shared Services; National Government Portal; Open Data Portal	3 government data centers; 9 shared services, and other ICT facilities providing technical services
2. Number of government agencies who availed the technical services	133 National Government Agencies for GovCloud 545 National Government Agencies for Government Web Hosting Service	120 government agencies (mandated and non-maudated)
3. Number of operationalized and enhanced infrastructures	Existing infrastructures for enhancement / rehabilitation: 187 Buildings 185 Towers 40 Access Roads	Rehabilitation of 12 DICT buildings, 12 DICT towers and 3 Access Roads

ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM
Outcome Indicators
1. Increase in number of jobs generated in the Next Wave Cities	298,000 jobs generated in 2015	Additional 200,000 jobs generated in the Next Wave Cities by 2022
2. Increase in number of jobs generated in ICT Sector and IT-BPM industry	1.15 Million jobs generated as of 2016	1.8 Million jobs generated by 2022
3. Increase in income generated from ICT Sector and IT-BPM industry	22.9 Billion USD income generated for the IT-BPM industry in 2016	38.8 Billion USD income by 2022
4. Increase in number of cities included in the Tholons Top 100 Super Cities	6 cities included in 2017	Yearly increase of at least 1 city
Output Indicators
1. Number of capability development activities conducted	370	500 capacity development to be conducted nationwide
2. Number of ICT users trained	20,551	12,500 users trained
3. Number of ICT-enabled centers established in the communities	1,145	1,000 ICT-enabled centers established

APRIL 29, 2019	OFFICIAL GAZETTE	217
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Cybercrime prevention, investigation and coordination strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Cybercrime prevention, investigation and coordination strengthened

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the cybercrime plans and policies as satisfactory or better		50% of stakeholders
2. Increased promotional strategy for Cybercrime		One (1) interactive website
Prevention		One (1) mobile application
Output Indicators
1. Number of cybercrime cases handled, monitored, and assisted		90
2. Number of cybercrime plans and policies developed		3
3. Percentage of cybercrime cases handled, monitored, and assisted submitted to authorized agency / ies for appropriate action		50%

C. NATIONAL PRIVACY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection achieved

ORGANIZATIONAL OUTCOME

Privacy and data security in information and communication systems supported and enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Privacy and data security in information and communication systems supported and enhanced

REGULATORY AND ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the privacy plans and policies as satisfactory or better	60%	65%

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2. Number of private sectors and government agencies checked for DPA compliance	8	80
Output Indicators
1. Number of Public Information / Education Projects implemented	3	12
2. Percentage of requests for technical assistance responded to within the prescribed time frame	50%	70%
3. Percentage of complaints and investigations resolved	50%	65%
4. Number of international membership or cooperation entered	1	3

D. NATIONAL TELECOMMUNICATIONS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Technology adopted, promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME

Health competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction
RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage increase with access to reliable telecommunication service providers at just and reasonable rates	5,700 Issued New Radio Station License (CMTS)	6,150 Issued New Radio Station License (CMTS)
2. Increased broadband speed at just and reasonable rates	5.5 Mbps	9 Mbps
3. Percentage of consumer satisfaction in broadcast and telecommunications services		88%
Output Indicators
1. Percentage of authorization cases acted upon within the prescribed time	90%	100%
2. Percentage of complaints received against frequency channel assignments made acted upon within the prescribed time	90%	100%
3. Percentage of licenses, permits, registrations and certificates issued within the prescribed time	90%	100%
4. Percentage of consumer complaints acted upon within the prescribed time		100%

APRIL 29, 2019	OFFICIAL GAZETTE	219
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

XV. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Local Governance Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Local Governance Improved

LOCAL GOVERNMENT EMPOWERMENT PROGRAM
Outcome Indicator
1. Percentage of assisted LGUs that are implementing relevant policies, plans, programs / projects and / or systems on various governance areas	1,653 PCMs	50% of 1,653 PCMs
Output Indicator
1. Number of LGUs provided with pertinent capacity-building / TA services on various governance areas	1,653 PCMs	1,653 PCMs

LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM
Outcome Indicators
1. Percentage of LGUs that consistently receive awards / incentives for good local governance	1,653 PCMs	10% of 1,653 PCMs
2. Percentage of LGUs that passed the criteria for good governance	1,653 PCMs	20% of 1,653 PCMs
Output Indicators
1. Number of LGUs provided with recognition / incentives in accordance to set timelines	306 municipalities	ALL SGLG / PCF passers
2. Number of LGUs assessed on good local governance	1,653 PCMs	1,653 PCMs

B. BUREAU OF FIRE PROTECTION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Protection of communities from destructive fires and other emergencies improved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Protection of communities from destructive fires and other emergencies improved

FIRE PREVENTION MANAGEMENT PROGRAM
Outcome Indicators
1. Reduction in the number of fire incidents per 10,000 population	1 in every 10,000 population	1 (10,827 fire incidents)
2. Reduction in the number of fire-related deaths per 200,000 population	1 in every 200,000 population	1 (541 fire-related deaths)
3. Reduction in number of fire-related injuries per 100,000 population	1 in every 100,000 population	1 (1,082 fire-related injuries)
Output Indicators
1. Number of BPLO-registered business establishments inspected and percent to total number of BPLO-registered business and establishments nationwide	1,896,500	1,896,500 (100%)
2. Number of Fire Safety Inspection Certificate (FSIC) issued to registered business establishments against number of issued FSIC to registered business establishments that has not been the cause of fire	1,803,361	1,803,000 (99.98%)
3. Number of issued FSIC business establishments against said establishments that are caused by fire	1,803,361	360 (.0002%)

FIRE AND EMERGENCY MANAGEMENT PROGRAM
Outcome Indicators
1. Number of fire calls / emergency calls received against responded to the calls	27,500	27,500 (100%)
2. Number of fire calls with low level alarm (up to 3rd alarm) against the total number of fire calls responded	13,750	13,750 (100%)
3. Number of fire calls / emergency calls received against within 7 minutes’ time of arrival	27,500	27,500 (100%)
Output Indicators
1. Percentage of resolved cases with cause and origin determined within the prescribed time	80%	80%
2. Percentage of suspected arson cases filed in court against total number of intentional fire incidents investigated	25%	25%
3. Percentage of households in disaster / calamity-affected barangays rendered with assistance	15%	15%

C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Safe and Humane Management of all district, city, and municipal jails enhanced

APRIL 29, 2019	OFFICIAL GAZETTE	221
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Safe and Humane Management of all district, city, and municipal jails enhanced

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage reduction in the number of escape incidents	17 escape incidents	6% (16 escape incidents)
2. Percentage reduction in the number of jail disturbances	38 jail disturbances	10% (34 jail disturbances)
Output Indicators
1. Improved safekeeping efficiency	99.98%	99.98% of actual number of inmates
2. Percentage of inmates released within 24 hours of their release date	100%	100% of actual number of inmates to be released
3. Percentage of inmates provided with welfare and development services	80%	80% of actual number of inmates

D. LOCAL GOVERNMENT ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Local governance capacity of LGU and DILG LG sector personnel improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Local governance capacity of LGU and DILG LG sector personnel improved

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of trainees that achieve the learning outcomes of the training they attended (by profile / position, gender, geographical, outcome sector)	80%	80%
2. Percentage of LGUs provided training which achieve learning outcome	80%	80%
Output Indicators
1. Number of officials / personnel trained (by profile / position, gender, geographical, outcome sector):
a) LGUs	16,930	16,930
b) DILG	2,146	2,146
2. Percentage of training activities commenced according to initial schedule	85%	85%
3. Percentage of training course attendees that rate the training as satisfactory or better:
a) LGUs	92%	94%
b) DILG	96%	96%

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E. NATIONAL POLICE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Police Professionalized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Police Professionalized

POLICE SUPERVISION SUB-PROGRAM
Outcome Indicators
1. Percentage of PNP Offices / Units complying with NAPOLCOM issued policies	No. of PNP offices / units	40%
2. Percentage of stakeholders who rated NAPOLCOM plans and policy advisories as satisfactory or better	65%	65%
Output Indicators
1. Number of plans and policies issued and updated	40	48
2. Percentage of examination applications processed within the prescribed timeframe	100%	100%
3. Number of inspection and audit reports submitted	117	128
Outcome Indicator
1. Percentage of police officers with administrative cases	No. of actual PNP uniformed personnel	3%
Output Indicators
1. Percentage of complaints investigated	No. of complaints received	30%
2. Percentage of decision on summary dismissal cases of police officers drafted	No. of summary dismissal cases received	15%
3. Percentage of decisions on PNP administrative cases drafted by the National Appellate Board and Regional Appellate Board from receipt of complete records	No. of PNP administrative cases received	50%

POLICE WELFARE AND BENEFITS ADMINISTRATION SUB-PROGRAM
Outcome Indicator
1. Percentage of client satisfaction on the timeliness of payment of benefit claims	80%	80%
Output Indicators
1. Percentage of benefit claims adjudicated within sixty (60) days from receipt of complete documents	number of claims received during the year	30%
2. Percentage of valid claims paid within five (5) working days from receipt of SARO / NCA from DBM	100%	100%

APRIL 29, 2019	OFFICIAL GAZETTE	223
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

CRIME PREVENTION AND COORDINATION PROGRAM
Outcome Indicator
1. Percentage of population that say they feel safe in their communities	50%	50%
Output Indicators
1. Number of crime prevention policies issued and programs developed	1	1
2. Number of criminological researches and studies undertaken	2	2
3. Percentage of stakeholders who rated the crime prevention information as satisfactory or better	50%	50%

F. PHILIPPINE NATIONAL POLICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Community safety improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Community safety improved

CRIME PREVENTION AND SUPPRESSION PROGRAM
Outcome Indicators
1. National Safety Index	66% feeling safety rating	69.3% feeling safety rating
2. Percentage reduction in National Index Crime Rate (NICR)	8.65%	5% reduction
Output Indicators
1. Number of foot and mobile patrol operations conducted	15,215,826	5% increase
2. Percentage change in National Index Crime Rate (NICR)	8.65%	5% reduction
3. Percentage of crime incidents responded within 15 minutes (in urban areas)	100%	100%

CRIME INVESTIGATION PROGRAM
Outcome Indicator
1. Crime Solution Efficiency	61.11%	6% increase
Output Indicators
1. No. of crime investigation undertaken	520,389	554,297
2. Percentage of most wanted persons / high value targets arrested	49.11%	5% increase
3. Percentage of arrested persons within 30 days upon the receipt of the warrant of arrest	30.36%	5% monthly arrest

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G. PHILIPPINE PUBLIC SAFETY COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Professionalized Public Safety Officers

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Professionalized Public Safety Officers

PUBLIC SAFETY EDUCATION PROGRAM
Outcome Indicators
1. Percentage of total uniformed personnel completing the training programs of the PPSC for:	80% of 1,050	80% of 1,050
a) Baccalaureate
2. Percentage of total uniformed personnel completing the training programs of the PPSC for:	27,100	80%
b) Mandatory Courses
Output Indicators	1,050	1,050
1. Number of DILG Uniformed Personnel trained	27,100	27,100
a) Baccalaureate	100%	100%
b) Mandatory Courses
2. Percentage of training completed within specified time	91%	91%
3. Percentage of students / trainees who rate training courses as satisfactory or better	140	140
4. Number of researches completed

H. NATIONAL COMMISSION ON MUSLIM FILIPINOS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

1. Muslim culture, traditions, and cultural centers preserved, developed and strengthened

2. Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Muslim culture, traditions, and cultural centers preserved, developed and strengthened

APRIL 29, 2019	OFFICIAL GAZETTE	225
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

SOCIO-CULTURAL PROGRAM
Outcome Indicators
1. Percentage increase in Muslim communities access to the cultural programs of the Commission	1,136	10% increase in number of Islamic Institutions accessible to Muslim Communities
2. Percentage of stakeholders that rated the quality of the socio-cultural programs of the Commission as satisfactory or better	90%	90% satisfaction rate for all Commission’s programs
Output Indicators
1. Number of participants and beneficiaries of the projects and activities under the Socio-Cultural Program and percentage increase	7,378	7,746 (5% increase)
2. Number of activities / projects conducted under the Socio-Cultural Program	30	30
3. Percentage of Muslim Filipino beneficiaries who rated the socio-cultural programs as satisfactory or better	90%	90%

Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized

SOCIO-ECONOMIC PROGRAM
Outcome Indicators
1. Increased number of workers or employment generated in Halal industries		5% increase in Muslims employed in balal producing companies
2. Percentage increase in Muslim Filipinos assisted with enhanced economic opportunities	47	10% increase in number of Muslim Filipinos assisted
3. Percentage increase in Muslim communities access to the economic and social services programs of the Commission		10% increase of programs in economic and social services
Output Indicators
1. Number of participants and beneficiaries of the projects and activities under the Socio-Economic Program and percentage increase	47	52 (10% increase)
2. Number of inter-agency and stakeholders activities on Halal conducted	31	31
3. Percentage of Muslim Filipino beneficiaries who rated the socio-economic programs as satisfactory or better	90%	90%

SOCIAL PROTECTION PROGRAM
Outcome Indicators
1. Quality of legal assistance, relief operations and settlement service, peace initiatives and conflict resolution assistance / services, and support to education and advocacy for Muslim Communities rated satisfactory or better	90%	90% satisfaction rate
2. Percentage increase of stakeholders with enhanced access to the abovementioned services and programs	30,252	5% increase in the number of Muslims availing social services
Output Indicators
1. Number of peace advocacies / campaigns, legal assistance, relief operations and settlement service, and support to education and advocacy for Muslim	2	15
2. Number of Muslims availing of the abovementioned social services	30,252	40,000
3. Percentage of request from Muslim Filipinos who were given assistance	90%	90%

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I. PHILIPPINE COMMISSION ON WOMEN (NATIONAL COMMISSION ON THE ROLE OF FILIPINO WOMEN)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Gender-Responsiveness of Government Policies, Plans and Programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Gender-Responsiveness of Government Policies, Plans and Programs Improved

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM
Outcome Indicator
1. Percentage of NGAs with improved level of gender responsiveness	36 NGAs	50% of target NGAs
Output Indicators
1. Percentage of stakeholders who rated the policy as good or better	70%	70%
2. Percentage of requests for technical support responded to within 15 days	100%	100%
3. Percentage of GAD Plans and Budget (GPB) and Annual Report (AR) submissions of NGAs reviewed within 30 days	30%	30%

J. NATIONAL YOUTH COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Coordination of government actions for the development of the youth improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Coordination of government actions for the development of the youth improved

APRIL 29, 2019	OFFICIAL GAZETTE	227
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

YOUTH DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in LGUs with Local Youth Development Plan	20%	80%
2. Percentage of accomplishment of agencies’ commitment to the Philippine Youth Development Plan	10%	50%
Output Indicators
1. Number of youth policy advisories and advocacies accomplished	22	15
2. Number of youth and youth-serving organizations provided with technical assistance	380 youth; 1,285 youth-serving organizations	42,036 youth; 120 youth- serving organizations
3. Number of youth organizations mobilized for various advocacies	400	1,000

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XVI. DEPARTMENT OF JUSTICE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Justice effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Justice effectively and efficiently administered

LAW ENFORCEMENT PROGRAM

PROSECUTION SUB-PROGRAM
Outcome Indicator
1. Percentage of successful prosecution (convictions vis-a-vis acquittal)	72.2%	76%
Output Indicators
1. Percentage of criminal complaints resolved during the period	87.8%	88%
2. Percentage of cases pending within 120 days	55.4%	56%

WITNESS PROTECTION SUB-PROGRAM
Outcome Indicator
1 . Percentage of successful prosecution in cases with witnesses covered by the program	87.20%	88%
Output Indicators
1. Percentage of applications for witness coverage acted upon during the period	95%	95%
2. Percentage of witnesses with no untoward incident/s	99.6%	100%

SPECIAL ENFORCEMENT AND PROTECTION SUB-PROGRAM
Outcome Indicator
1. Percentage of successful prosecutions	72.70%	75%
Output Indicators
1. Number of law enforcers and service providers trained	5220	5250
2. Percentage of investigations completed	85.0%	85%

CORRECTIONS PROGRAM
Outcome Indicator
1. Percentage of parolees and pardonees not recommitted into prison due to reoffending or other infractions	95%	97%

APRIL 29, 2019	OFFICIAL GAZETTE	229
DEPARTMENT OF JUSTICE

Output Indicators
1. Percentage of inmate records, applications, petitions and other communications relative to parole and executive clemency acted upon during the period	94.6%	95%
2. Percentage of parole/executive clemency resolutions issued within the prescribed period/s days after Board decision	95.4%	96%
3. Percentage of victim compensation claims acted upon during the period	87.5%	88%

LEGAL SERVICES PROGRAM
Outcome Indicator
1. Percentage of requests for legal services acted upon within the prescribed period/s	97.0%	97%
Output Indicators
1. Percentage of requests for legal services acted upon during the period	99.0%	99%
2. No. of ADR practitioners trained	510	550
3. Percentage of ADR accreditation applications acted upon during the period	63.0%	65%

B. BUREAU OF CORRECTIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

National prisoners effectively and efficiently kept safe and rehabilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
National prisoners effectively and efficiently kept safe and rehabilitated

PRISONERS REHABILITATION PROGRAM
Outcome Indicator
1. Rate of full compliance to prison rules committed by inmate participating in rehabilitation programs	98.55%	98.55%
Output Indicators
1. Inmate participation rate in rehabilitation programs	91.6%	92.00%
2. Number of qualified inmate carpetas forwarded to BPP	3,500	3,500

PRISONERS CUSTODY AND SAFEKEEPING PROGRAM
Outcome Indicators
1 . Percentage of all inmates effectively secured in custody	99.80%	99.80%
2. Congestion rate in national prisons	115%	120%

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Output Indicators
1. Average daily number of inmates maintained and safekept	41,632	46,495
2. Prison violence incidents as a percentage of average daily inmate population	0.0096%	0.02%

C. BUREAU OF IMMIGRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Immigration enforcement and border control effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Immigration enforcement and border control effectively and efficiently administered

BORDER CONTROL AND MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of alien arrivals and departure cleared	98.70%	99.95%
Output Indicators
1. Percentage of entry and exits processed upon primary inspection within 45 seconds	99%	99%
2. Percentage of transactions processed not requiring Board action (from filing to implementation) within 6 days	93%	93.20%
3. Percentage of intelligence cases disposed (from referral to arrest/dismissal/referral) within 60 days	93%	93.20%

D. LAND REGISTRATION AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Land registration services effectively delivered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Land registration services effectively delivered

APRIL 29, 2019	OFFICIAL GAZETTE	231
DEPARTMENT OF JUSTICE

LAND TITLING AND REGISTRATION PROGRAM
Outcome Indicators
1. Percentage of titles issued and deeds annotated without errors	95%	95%
2. Percentage of clients satisfied with agency services	—	65%
Output Indicators
1. Percentage of titles issued 20 days after submission of complete documents	92.34%	92.34%
2. Percentage of deeds annotated 20 days after submission of complete documents	92.79%	92.79%

E. NATIONAL BUREAU OF INVESTIGATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient and effective investigation ensured

PEREORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Efficient and effective investigation ensured

CRIME DETECTION AND INVESTIGATION PROGRAM
Outcome Indicators
1. Percentage of cases recommended for prosecution that were upheld (filed in court) by the National Prosecution Service and Ombudsman (within the year)	57%	57%
2. Percentage of clients that rate the service as satisfactory or better	96%	96%
Output Indicators
1. Number of investigations conducted and acted upon	55,500	56,000
2. Percentage of cases investigated with final recommendation within the specified time	87%	87%
3. Number of applications for NBI clearance processed	6,160,000	6,210,000
4. Percentage of clearance applications processed within the prescribed time of ten (10) minutes	97%	97%

F. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient legal services for Government Corporation ensured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Efficient legal services for Government Corporations ensured

LEGAL SEVICES FOR GOVERNMENT CORPORATIONS PROGRAM
Outcome Indicators
1. Percentage of clients who rated the legal representation and other legal services of OGCC as satisfactory	100%	100%
2. Percentage of cases handled during the year and won	68%	70%
Output Indicators 1. Percentage of court pleadings filed within the prescribed period	100%	100%
2. Number of contracts reviewed in the last three (3) years that have been disputed	None	None
3. Percentage of all contract reviews and legal opinions rendered within the prescribed period	100%	100%

G. OFFICE OF THE SOLICITOR GENERAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient legal services for government and the public ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Efficient legal service for government and the public ensured

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM
Outcome Indicator
1. Percentage of client agencies who rated the OSG pleadings and services as Very Satisfactory or higher	100% (very satisfactory)	100%
Output Indicators
1. Percentage of cases acted upon within thirty (30) days	98%	98%
2. Percentage of cases acted upon for the year	91%	97%
3. Percentage of SCN petitions acted upon within the period allowed by law	98.1%	100%

APRIL 29, 2019	OFFICIAL GAZETTE	233
DEPARTMENT OF JUSTICE

H. PAROLE AND PROBATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Community-based rehabilitation and re-integration of offenders upgraded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Community-based rehabilitation and re-integration of offenders upgraded

PAROLE AND PROBATION PROGRAM
Outcome Indicators
1 . Percent of probation investigation recommendations sustained by the courts	95%	95%
2. Percent of supervision recommendations sustained by the courts	95%	95%
3. Percent of clients’ compliance to the terms of their probation and/or parole conditions	97%	97%
Output Indicators
1 . Percent of clients participating in the rehabilitation programs	95%	95%
2. Percent of investigation reports submitted to Courts I Board of Pardons and Parole within the prescribed period	95%	95%
3. Number of rehabilitation and intervention services rendered to clients and % increase over previous year	397,970 and 1%	400,311 and 1%
4. Percent of VPA mobilized to assist in the rehabilitation program of client	76%	76%

I. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Ill-gotten wealth effectively and efficiently recovered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Ill-gotten wealth effectively and efficiently recovered

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ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM
Outcome Indicator
1. Percentage of remittance over recovered assets	100%	100%
Output Indicators
1. Amount of assets submitted to the Privatization Council for disposition	367,441,000	539,522,000
2. Recovered amount and proceeds from administration of fully taken over sequestered assets	21,500,000	21,500,000
3. Percentage of cases requested by the Office of the Solicitor General (OSG) that are investigated within the prescribed timeframe	90%	90%

J. PUBLIC ATTORNEY’S OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Accessible, efficient and effective legal service to indigents and other qualified persons assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Accessible, efficient and effective legal service to indigents and other qualified persons assured

PUBLIC LEGAL ASSISTANCE PROGRAM
Outcome Indicators
1. Number of available lawyers’ time spent for each service	24 hrs.	24 hrs.
2. Percentage of cases, including the appealed cases, that were favorably disposed	73.41%	76.50%
3. Public attorney to court ratio	1:2	1:1
Output Indicators
1. Percentage of hearings for which no postponement is sought by the PAO legal representative	99.93%	100%
2. Alternative Dispute Resolution (ADR) success rate	92.20%	92.75%
3. Percentage of request for non-judicial assistance acted upon within two (2) hours	100%	100%

APRIL 29, 2019	OFFICIAL GAZETTE	235
DEPARTMENT OF LABOR AND EMPLOYMENT

XVI. DEPARTMENT OF LABOR AND EMPLOYMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

1.	Employability of workers and competitiveness of MSMEs enhanced

2.	Protection of workers’ rights and maintenance of industrial peace ensured

3.	Social protection for vulnerable workers strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Employability of workers and competitiveness of MSMEs enhanced

EMPLOYMENT FACILITATION PROGRAM
Outcome Indicators
1. Percentage of Special Program for the Employment of Students (SPES) beneficiaries graduated from Tech Voc or College Courses	9,443 beneficiaries	1-2% increase from baseline
2. Placement rate of qualified jobseekers	85%	82%
3. Placement rate of youth assisted under JobStart Philippines	75%	77%
Output Indicators
1. Number of youth-beneficiaries assisted	276,457	85,898
2. Number of qualified jobseekers referred for placement	2,381,772	1,714,295
3. Number of individuals reached through Labor Market Information (LMI)	3,229,806	2,426,279

Protection of workers’ rights and maintenance of industrial peace ensured

EMPLOYMENT PRESERVATION AND REGULATION PROGRAM
Outcome Indicators
1. Compliance rate of establishments inspected (LLCS)	70%	70%
2. Settlement rate (SEnA)	79%	77%
3. Enforcement rates of decisions / orders on:
a. certification election and	new	90%
b. labor standards cases (writs of execution issued and served)	new	50%
Output Indicators
1. Number of establishments assessed (LLCS)	60,376	64,000
2. Number of beneficiaries / workers served	425,650	443,590
3. Disposition rate of cases handled, including requests for assistance		100%

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Social protection for vulnerable workers strengthened

WORKERS PROTECTION AND WELFARE PROGRAM
Outcome Indicators
1. Percentage of livelihood projects still operational after two (2) years of grant	new	10%
2. Percentage of OFW labor cases resolved	97%	88%
Output Indicators
1. Number of beneficiaries provided with livelihood assistance	113,316	40,735
2. Number of beneficiaries served	4,540,976	1,286,257
3. Percentage of individuals provided services within the prescribed process cycle time (PCT)	100%	100%

B. INSTITUTE FOR LABOR STUDIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Utilization of labor and employment researches for policy development and program implementation increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Utilization of labor and employment researches for policy development and program implementation increased

LABOR AND EMPLOYMENT RESEARCH PROGRAM
Outcome Indicators
1. Percentage of users satisfied with research papers	70%	80%
2. Percentage of research papers considered as actual or potential input to policy / program development	70%	70%
Output Indicators
1. Number of research papers completed	8	8
2. Number of research papers disseminated or published	8	8
3. Percentage of requests for technical papers or reports met not later than date of deadline set by the requesting person or agency	80%	80%

C. NATIONAL CONCILIATION AND MEDIATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

APRIL 29, 2019	OFFICIAL GAZETTE	237
DEPARTMENT OF LABOR AND EMPLOYMENT

ORGANIZATIONAL OUTCOME

1.	Labor-management relations improved

2,	labor disputes effectively settled/resolved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Labor-management relations improved

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM
Outcome Indicators

1. Percentage of incidence of Preventive Mediation (PM) and Notices of Strike / Lockout (NS / L) cases involving companies with Labor Management Cooperation / Councils / Committees (LMCs) and / or Grievance Machineries (GMs)

a. Percentage of Incidence of PM and NS / L cases involving companies with LMCs	6%	not more than 10%
b. Percentage of Incidence of PM and NS / L cases involving companies with GMs	8%	not more than 10%
Output Indicators
1. LMCs facilitated	299	357
2. LMCs Enhanced	1,488	1,697
3. GMs Institutionalized / Operationalized	314	357
4. GMs Enhanced	1,476	1,697

Labor disputes effectively settled / resolved

LABOR CASE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of Notices of Strike / Lockout handled which resulted to strike incidence	4%	not more than 6% of NS / L handled
Output Indicators
1. Disposition rates of:
a. Actual Strike / Lockout (AS / L)	100%	100%
b. Voluntary Arbitration	54%	60%
2. Settlement rates of:
a. Requests for Assistance (RFAs)	59%	77%
b. Preventive Mediation (PM)	89%	85%
c. Notice of Strike / Lockout (NS / L)	80%	70%
3. Percentage of cases / RFAs settled within process cycle time (NS / L, PM, and SEnA)	60%	70%

D. NATIONAL LABOR RELATIONS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Due process in resolving labor disputes ensured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Due process in resolving labor disputes ensured

LABOR ARBITRATION PROGRAM
Outcome Indicators
1. Percentage increase in cases resolved through conciliation-mediation	58%	60%
Output Indicators
1. Percentage of original / appealed cases processed within nine (9) months or 270 days / six (6) months or 180 days	92%	96%
2. Percentage of decisions affirmed by a higher court	98%	98%
3. Percentage of cases resolved within three (3) months from filing of case	65%	68%

E. NATIONAL MARITIME POLYTECHNIC

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Lifelong learning opportunities for all ensure

ORGANIZATIONAL OUTCOME

1.	Employablity and competitiveness of Filipino Seafarers enhanced

2.	Maritime manpower sector improved through quality research

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Employability and competitiveness of Filipino Seafarers enhanced

MARITIME SKILLS COMPETENCY PROGRAM
Outcome Indicators
1. Percentage of seafarer-trainees employed a year after completion of training	82%	82%
2. Percentage of seafarer-trainees whose jobs after completion of training are related to skills acquired	54%	55%
Output Indicators
1. Number of trainees	10,000	10,000
2. Number of courses developed and approved by the authority		2
3. Percentage of trainees issued with certification within 72 hours from successful completion of all course requirements	100%	100%
4. Percentage of trainees issued a Training Completion Record of Assessment (TCROA) within 72 hours after completion of assessment		100%

APRIL 29, 2019	OFFICIAL GAZETTE	239
DEPARTMENT OF LABOR AND EMPLOYMENT

Maritime manpower sector improved through quality research
MARITIME RESEARCH PROGRAM
Output Indicators
1. Percentage of maritime-stakeholder participants in research dissemination fora who rate the completed researches as satisfactory or better	100%	80%
2. Percentage of research papers used as input to policy formulation and program development		75%
Output Indicators
1. Number of researches completed	2	4
2. Percentage of completed researches disseminated to maritime stakeholders within one (1) year from completion	100%	100%

F. NATIONAL WAGES AND PRODUCTIVITY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

1.	Capacity of MSMEs to implement productivity improvement program enhanced

2.	Fair and reasonable minimum wages in accordance with law ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Capacity of MSMEs to implement productivity improvement program enhanced

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM
Outcome Indicators
1. Percentage of trained MSMEs with productivity improvement program / action plan		50%
2. Percentage of MSMEs assisted on productivity pay advisory with productivity incentive schemes		10%
Output Indicators
1. Number of MSMEs trained / oriented	13,246	12,000
2. Percentage of clients who rated training / technical services as satisfactory or better	100%	100%
3. Number of MSMEs provided with technical assistance on designing productivity based incentive schemes	966	800

Fair and reasonable minimum wages in accordance with law ensured

WAGE REGULATORY PROGRAM
Outcome Indicators
1. Percentage of wage rates above the poverty threshold	100%	100%
2. Percent of appealed cases on wage orders / exemption cases resolved within the reglementary period / process cycle time of 60 days	100%	98%

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Output Indicators
1. Number of clients reached thru advocacy services	292,590	270,000
2. Number of wage orders issued, as necessary	11	as necessary
3. Percentage of wage cases resolved within forty-five (45) days upon receipt of application	100%	98%

G. PHILIPPINE OVERSEAS EMPLOYMENT ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFWs increased

ORGANIZATIONAL OUTCOME

Empowerment and Protection of Overseas Filipino Workers ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Empowerment and Protection of Overseas Filipino Workers ensured

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM
Outcome Indicators
1. Percentage of clients who rate POEA services as good or better	94%	94%
2. Percentage of registered jobseekers placed for overseas employment	5%	5%
Output Indicators
1. Percentage of Overseas Employment Certificates issued within the prescribed period	100%	100%
2. Percentage of documented workers with updated and complete information in the database	50%	50%

OVERSEAS EMPLOYMENT REGULATORY PROGRAM
Outcome Indicators
1. Percentage of licensed recruitment and manning agencies compliant with recruitment rules and regulations	80%	80%
2. Percentage decrease in the number of illegal recruitment complainants	15%	15%
Output Indicators
1. Percentage of licenses, Special Recruitment Authority and Letter of Acknowledgment issued within the prescribed period	100%	100%
2. Percentage of cases filed up to June of the current year disposed by December of the same year	40%	40%
3. Percentage of licensed recruitment and manning agencies inspected and assessed	80%	80%

APRIL 29, 2019	OFFICIAL GAZETTE	241
DEPARTMENT OF LABOR AND EMPLOYMENT

H. PROFESSIONAL REGULATION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Highly ethical, globally competitive, and recognised Filipino professionals ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Highly ethical, globally competitive, and recognized Filipino professionals ensured

PROFESSIONAL LICENSURE PROGRAM
Outcome Indicators
1. Percentage of graduates in all certificate courses given professional certification	56%	56%
Output Indicators
1. Percentage of applications for licensure examinations acted upon within two (2) days from filing	100%	100%
2. Percentage of test items prepared / formulated / peer reviewed by the Professional Regulatory Boards	98%	98%
3. Percentage of statistical data for monitoring of school performance generated within one day after the release of examination results	100%	100%

PROFESSIONAL REGULATION PROGRAM
Outcome Indicators
1. Percentage increase in number of professionals registered under various mutual recognition arrangements within ASEAN and other countries including international trade agreements where the Philippines is a signatory	5%	6%
2. Percentage of cases resolved within three (3) months	4%	8%
Output Indicators
1. Percentage of request for professional identification cards (PICs) and registration certificates acted upon within the prescribed timeframe	100%	100%
2. Percentage of complaints with investigations conducted	100%	100%
3. Number of institutions and establishments where professionals are employed that are inspected and monitored	1,062	1,160

PROFESSIONAL DATABASE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage reduction of process cycle time of frontline services upon conversion to online services	95%	96%

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Output Indicators
1. Percentage increase in the number of applicants and professionals provided with online services	60.80%	30.54%

I. OVERSEAS WORKERS WELFARE ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFWs increased

ORGANIZATIONAL OUTCOME

Social Protection for OFWs Enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Social Protection for OFWs Enhanced

SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM
Outcome Indicators
1. Percentage of scholars employed within six (6) months after graduation		70%
2. Percentage of trainees deployed two (2) weeks after the training		70%
3. Number of business enterprise established		25,438
4. Percentage of workers who rated the repatriation service as satisfactory or better		70%
5. Percentage of beneficiaries who rated insurance benefit program as satisfactory or better		70%
Output Indicators
1. Number of graduates		30,827
2. Percentage of trainees who rated the pre-departure seminar as satisfactory or better		70%
3. Number of livelihood grantees		25,438
4. Percentage of workers repatriated within the prescribed time frame		100%
5. Percentage of claims released within the prescribed time frame		100%

APRIL 29, 2019	OFFICIAL GAZETTE	243
DEPARTMENT OF NATIONAL DEFENSE

XVIII. DEPARTMENT OF NATIONAL DEFENSE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Defense and security policy and strategy direction provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Defense and security policy and strategy direction provided

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of targets accomplished based on DND-Proper policies as monitored in the DND-wide Program Performance and Budget Execution Review (PPBER) Report	100%	100%
2. Percentage of policies and strategies accepted by the President and the Cabinet	80% of policies and strategies accepted by the President and the Cabinet	80% of policies and strategies accepted by President and the Cabinet
Output Indicators
1. Number of Defense System of Management (DSOM) Key Document Products developed	138	131
2. Number of International Defense and Security Engagements (IDSE) Key Document Products developed	233	13
3. One (1) DND-wide PPBER Report developed	1	1

B. GOVERNMENT ARSENAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand

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SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM
Outcome Indicator
1. Percentage of supportability to AFP Small Arms Ammunition (SAA) requirements for two (2) basic loads (combat requirements)	116.25%	116.25%
Output Indicators
1. Number of small arms ammunitions (SAA) manufactured	40.0 MRds	40.0 Mrds
2. Percentage acceptance based on standards	98.00%	98.00%

C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Defense and Security Leaders’ Capacity Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Defense and Security Leaders’ Capacity Improved

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM
Outcome Indicator
1. Percentage of research papers accepted by requesting agencies	100%	100%
Output Indicators
1. Number of research papers produced	20	22
2. Number of publications produced	10	11

NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM
Outcome Indicators
1. Percentage of Senior Leaders from DND and AFP who completed MNSA program	64%	69%
2. Teacher to student ratio	1:10	1:08
Output Indicators
1. Number of graduates	65	65
2. Number of enrollees	65	65

D. OFFICE OF CIVIL DEFENSE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Resiliency of communities to disasters improved

APRIL 29, 2019	OFFICIAL GAZETTE	245
DEPARTMENT OF NATIONAL DEFENSE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Resiliency of communities to disasters improved

CIVIL DEFENSE ENHANCEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage increase of volunteers accredited, organized and capacitated	inventory of volunteers year 2015 value 9,790	10%
2. Percentage decrease in fatality rate due to human-induced hazards	fatality rate year 2016 value 346	5%
Output Indicators
1. Number of volunteers capacitated		1,512
2. Number of emergency operations centers maintained		18

DISASTER RISK REDUCTION AND MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage of sectors who rated the DRRM training and resource learning initiatives as satisfactory or better	N / RDRRM Council members, LDRRMOs and stakeholders year 2015 value 70%	70%
2. Percentage increase of sectors assessed and improved	Gawad Kalasag national and regional entries year 2015-2017 value 45%	10%
Output Indicators
1. Number of sectors provided with DRRM training and learning initiatives	N / RDRRM Council members LDRRMOs and stakeholders	266
2. Percentage of sectors assessed on disaster readiness and resiliency	Gawad Kalasag national and regional entries	10%
3. Percentage of sectors provided with information, education and communication campaigns (IECs)	14 Basic Sectors and their attached organizations at the national and regional level	10%

E. PHILIPPINE VETERANS AFFAIRS OFFICE (PVAO) - PROPER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

1.	Filipino veterans empowered

2.	Filipinos’ appreciation and gratitude for veterans’ service demonstrated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Filipino veterans empowered

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM
Outcome Indicator
1. Percentage of regular pensions paid on or before due date	100%	100%

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Output Indicators
1. Percentage of benefit claims processed within ten (10) working days upon receipt of completed documents	92%	92%
2. Number of recipients of non-pension benefits	9,910	9,998

VETERANS AFFAIRS MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of veterans who are member of veterans organizations	22.60%	30%
Output Indicators
1. Number of veteran-related engagements	42	42
2. Number of veterans organizations assisted	40	42

Filipinos’ appreciation and gratitude for veterans’ service demonstrated

VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM
Outcome Indicator
1. Number of shrine visitors and attendees to commemorative events	480,623	500,000
Output Indicators
1. Number of shrines maintained	8	8
2. Number of veterans’ celebratory events managed	14	13
3. Number of books, journals and other materials published	4	4

F. VETERANS MEMORIAL MEDICAL CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Quality Health Care Services Provided to Veterans and their Dependents

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Quality Health Care Services Provided to Veterans and their Dependents

VETERAN HEALTH CARE PROGRAM
Outcome Indicator
1. Percentage of hospital discharges successfully treated	85%	85%
Output Indicators
In-Patient Care
1. Number of In-patients treated	7,500	8,500
Out-Patient Care
1. Number of Out-patients treated	146,000	170,000
2. Percentage of patients attended to upon arrival in the emergency ward:
Category 1 - Immediate simultaneous assessment and treatment	100%	100%

APRIL 29, 2019	OFFICIAL GAZETTE	247
DEPARTMENT OF NATIONAL DEFENSE

Category 2 - Assessment and treatment within 10 minutes (often simultaneously)	90%	90%
Category 3 - Assessment and treatment start within 30 minutes	90%	90%
Category 4 - Assessment and treatment start within 60 minutes	100%	100%
Category 5 - Assessment and treatment start within 120 minutes	100%	100%

G.. ARMED FORCES OF THE PHILIPPINES

G.1. PHILIPPINE ARMY (LAND FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of army units in ground operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Level of mission capability of army units in ground operations attained

LAND FORCES DEFENSE PROGRAM
Outcome Indicators
1. Percentage of Tactical Units provided to force employers that are in prescribed readiness condition	40%	57%
2. Percentage of Ready Reserve Units in prescribed readiness condition	40%	40%
Output Indicators
1. Number of tactical and ready reserve units maintained
a. Tactical Battalions	191	204
b. Ready Reserve Battalions	82	83
2. Percentage of operational readiness of tactical and ready reserve units
a. Tactical Battalions	82%	81%
b. Ready Reserve Battalions	65%	65%
3. Average percentage of effective strength of tactical battalions that can be mobilized within 1 hour as dictated by higher authorities	90%	90%

G.2. PHILIPPINE AIR FORCE (AIR FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

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ORGANIZATIONAL OUTCOME

Level of mission capability of Air Force Units in air operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Level of mission capability of Air Force Units in air operations attained

AIR FORCES DEFENSE PROGRAM
Outcome Indicator
1. Percentage of Tactical Air Operations Group that supported the Unified Commands	100%	100%
Output Indicators
1. Number of supportable aircraft maintained	154	154
2. Percentage of accomplishment of one-hour response to flight-directed mission	90%	90%
3. Percentage of flying hours flown	100%	100%

G.3. PHILIPPINE NAVY (NAVAL FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of navy units in naval operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Level of mission capability of navy units in naval operations attained

NAVAL FORCES DEFENSE PROGRAM
Outcome Indicator
1. Percentage of Naval units provided to unified commands	100%	100%
Output Indicators
1. Number of Philippine Navy (PN) units deployed and sustained for utilization / employment		117
2. Number of PN units prepared for deployment		40
3. Number of Force-Level Support Services Units sustained		134

G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUS)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

APRIL 29, 2019	OFFICIAL GAZETTE	249
DEPARTMENT OF NATIONAL DEFENSE

ORGANIZATIONAL OUTCOME

Sovereignty of the State and the Filipino people protected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Sovereignty of the State and the Filipino people protected

JOINT FORCE PLANNING PROGRAM
Outcome Indicator
1. Percentage of military plans and policies approved and implemented	90%	90%
Output Indicator
1. Number of military plans and policies formulated and adopted / issued	138	138

JOINT FORCE OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Percentage compliance with strategic initiatives, memorandum of agreement / understanding and other treaties pertaining to Bilateral and Multilateral engagements	100%	100%
Output Indicator
1. Number of Bilateral and Multilateral engagements	140	140

JOINT FORCE SUPPORT OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Percentage of successful security operations for president, first family, visiting heads of state / government and other VVIPs	100%	100%
Output Indicators
1. Number of joint operations conducted	192,726	193,226
2. Number of security operations for the president, first family, visiting heads of state / government and other VVIPs conducted	5,944	5,944

JOINT FORCE CAPABILITY PROGRAM
Outcome Indicators
1. Percentage of patients treated returning to duty (AFPMC)	90%	90%
2. Percentage of commanders who rated the new graduates satisfactory or better	90%	90%
Output Indicators
1. Number of patients that received treatment	10,852	10,852
2. Percentage of patients treated within the accepted Length of Stay (LOS) per case	90%	90%
3. Number of students trained
a) Cadets (PMA)	1,300	1,300
b) Personnel (Post-Commission)	146	146

AFP MODERNIZATION SUB-PROGRAM
Outcome Indicator
1. Percentage of signed AFP Modernization project completed and delivered	100%	100%
Output Indicator
1. Number of AFP Modernization contracts signed	10	10

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XIX. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Infrastructure development accelerated and operations sustained

2.	Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

1.	Ensure Safe and Reliable National Road System

2.	Protect Lives and Properties Against Major Floods

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Ensure Safe and Reliable National Road System

ASSET PRESERVATION PROGRAM
Outcome Indicators
1. An average International Roughness Index (IRI) of 3.7 (fair condition) for Primary Roads (Nl) by 2022	4%	4%
2. Percentage of national roads assessed within 3 or 4 star rating	1%	1%
3. Improvement of road roughness index	100%	100%
Output Indicators
1. Length (km) of maintained roads	503.391	1,250.588
2. Length (km) of rehabilitated / reconstructed / upgraded roads	N / A	314.785
3. Percentage of projects completed in accordance with plans and specifications and contract time	73.75%	100%

NETWORK DEVELOPMENT PROGRAM
Outcome Indicators
1. Percent reduction of travel time Primary Roads (Nl)	6.25%	6.25%
2. Percent increase in national road network	1.11%	4.15%
Output Indicators
1. Length (km) of newly constructed roads	362.211	1,073.835
2. Length (km) of widened roads	N / A	778.822
3. Percentage of projects completed within the project timeline and according to specifications	29.50%	100%

BRIDGE PROGRAM
Outcome Indicators
1. Percent reduction of travel time Primary Roads (Nl)	15%	15%
Output Indicators
1. Total length (lm) and area (m2) of (new and replacement) constructed bridges	4,594.732; N / A	25,941 ; 248,744
2. Number of maintained and rehabilitated bridges	N / A	838
3. Percentage of projects completed within the project timeline and according to specifications	23.50%	100%

APRIL 29, 2019	OFFICIAL GAZETTE	251
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Protect Lives and Properties Against Major Floods

FLOOD MANAGEMENT PROGRAM
Outcome Indicators
1. Percent decrease of areas prone to flooding in selected river basins with flood control master plan	1%	2%
Output Indicators
1. Number of constructed flood mitigation structures and drainage systems	819	1,811
2. Number of constructed / rehabilitated flood mitigation facilities with major river basins and principal rivers	177	547
3. Percentage of projects completed within the project timeline and according to specifications	56.50%	100%

LOCAL PROGRAM
Outcome Indicators
1. Percent of projects completed and accepted within prescribed timeline (breakdown per agency)	100%	100%
Output Indicators
1. Number of projects (school building, multipurpose buildings, health facilities, water supply system, FMR, etc.)	N / A	6,131
2. Percentage of projects completed within the project timeline and according to specifications	100%	100%

CONVERGENCE AND SPECIAL SUPPORT PROGRAM
Outcome Indicators
1. Percent of projects completed and accepted within prescribed timeline (breakdown per agency)	100%	100%
Output Indicators
1. Number of projects (school building, multipurpose buildings, health facilities, water supply system, FMR, etc.)	N / A	1,285
2. Length (km) of constructed local roads	N / A	1,078.908
3. Percentage of projects completed within the project timeline and according to specifications	24.50%	100%

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XX. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations

STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM
Outcome Indicators
1. Percentage of projects completed within the required timeframe	12%	14%
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences or with IP filed or approved	87%	90%
3. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	81%	80%
Output Indicators
1. Number of projects funded	175	98
2. Number of grantees supported	60	98
3. Percentage of programs / projects received that are evaluated and approved within the standard period of 90 days	75%	73%

S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT
Outcome Indicators
1. Percentage increase in productivity generated	19%	17%
2. Percentage increase in employment generated	14%	7%
3. Percentage of clients who rate the assistance as satisfactory or better	96%	93%
Output Indicators
1. Number of S&T interventions provided	49,784	9,952
2. Number of MSMEs, LGUs, HEIs, communities and other customers assisted	31,064	15,259
3. Percentage of requests for technical assistance that are acted upon within the ISO standard time	95%	93%

APRIL 29, 2019	OFFICIAL GAZETTE	253
DEPARTMENT OF SCIENCE AND TECHNOLOGY

B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2,	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics

ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	10	5
2. Amount of revenue generated from partnerships	Php 1M	Php IM
Output Indicators
1. Number of projects completed	12	7
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	90%	90%
3. Percentage of projects implemented within the approved timeframe	90%	90%

ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Amount of revenue generated from technology transfer and technical assistance	Php 15.IM	Php 13.2M
2. Percentage of clients who rate the quality of technical assistance provided as satisfactory or better	90%	90%
Output Indicators
1. Number of knowledge / technologies diffused	10	10
2. Number of technologies transferred / commercialized through technology transfer agreement	3	3
3. Percentage of request for technical assistance that have been provided within the required timeframe	90%	90%

C. FOOD AND NUTRITION RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

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ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE		2019 TARGETS
Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies

FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage reduction of malnutrition prevalence in a municipality or barangay in each of the priority 25 provinces where S&T-based intervention model can be showcased		15%	15%
2. Amount of revenue generated from partnerships			Php 100,000
Output Indicators
1. Number of projects completed		28	13
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved		20%	20%
3. Percentage of projects implemented within the approved timeframe		100%	100%

NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM
Outcome Indicator
1. Percentage of national government agencies and local government units that adopt / refer to the results of the National Nutrition Survey	•	—	100%
Output Indicators
1. Number of nutrition and nutrition-related indicators collected / generated and made available to the public within the prescribed time period		—	400
2. Number of feedback conferences / dissemination fora conducted		—	24
3. Number of projects / studies completed		2	5

FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM
Outcome Indicators
1. Percentage increase in the utilization of science-based intervention (technologies / products / services / models transferred and utilized; tools and guidelines adopted)		20%	20%
2. Percentage of technology transfer beneficiaries that rate the technology as satisfactory or better		—	95%
Output Indicators
1. Number of technology transfer agreements forged		20	15
2. Number of technical services rendered		3,000	3,000
3. Percentage of request for technical services provided within the required timeframe		55%	95%

APRIL 29, 2019	OFFICIAL GAZETTE	255
DEPARTMENT OF SCIENCE AND TECHNOLOGY

D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations

FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	—	3
2. Amount of revenue generated from partnerships	—	Php 20M
Output Indicators
1. Number of projects completed	12	12
2. Percentage of projects implemented within the approved timeframe	100%	90%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, and / or with IP filed or approved	90%	90%

FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	100%	90%
Output Indicators
1. Number of knowledge / technologies diffused	—	20
2. Number of technologies transferred / commercialized through technology transfer agreement	—	10
3. Percentage of request for technology transfer that have been provided within the required timeframe	100%	90%

FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	100%	90%
Output Indicators
1. Number of technical services rendered	2,128	2,000
2. Percentage of request for technical services that have been provided within the required timeframe	100%	90%
3. Number of clients benefiting from technical services	720	720

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E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness

INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	10	10
2. Amount of revenue generated from partnerships		Php 100,000
Output Indicators
1. Number of projects completed	15	15
2. Percentage of projects implemented within the approved timeframe	100%	100%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	70%	70%

INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	90%	90%
Output Indicators
1. Number of knowledge / technologies diffused	30	30
2. Number of technologies transferred / commercialized through technology transfer agreement	5	5
3. Percentage of request for technology transfer that have been provided within the required timeframe	100%	100%

INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	100%	90%
Output Indicators
1. Number of technical services rendered	21,488	17,000
2. Percentage of request for technical services that have been provided within the required timeframe	100%	90%
3. Number of clients benefiting from technical services		3,000

APRIL 29, 2019	OFFICIAL GAZETTE	257
DEPARTMENT OF SCIENCE AND TECHNOLOGY

F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations

METALS INDUSTRY RESEARCH PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	30	25
2. Amount of revenue generated from partnerships	Php 500,000	Php 500,000
Output Indicators
1. Number of projects completed	49	22
2. Percentage of projects implemented within the approved timeframe	96%	95%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, and / or with IP filed or approved	60%	70%

METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	70%	80%
Output Indicators
1. Number of technologies diffused	20	25
2. Number of technologies transferred / commercialized through technology transfer agreement	8	10
3. Percentage of request for technology transfer that have been provided within the required timeframe	60%	70%

METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	99%	95%
Output Indicators
1. Number of technical services rendered	6,281	4,800
2. Percentage of request for technical services that have been provided within the required timeframe	94%	95%
3. Number of clients benefiting from technical services	2,416	2,000

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G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology

SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM
Outcome Indicators
1. Percentage of scientists given awards over nominations received	20%	20%
2. Number and percentage of policies, recommendations, formulated, submitted to concerned offices and accepted by said offices	6 / 80%	6 / 80%
Output Indicators
1. Percentage of nominations for awards and incentives acted upon within the prescribed period	100%	100%
2. Percentage of benefits and privileges provided to national scientists and academy members within the prescribed period	50%	57%
3. Number of recognition, advisory, scientific linkages and PSHC-related activities	20	20

H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced

APRIL 29, 2019	OFFICIAL GAZETTE	259
DEPARTMENT OF SCIENCE AND TECHNOLOGY

POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM
Outcome Indicators
1. Percentage of Filipino researchers collaborating on problem-focused multi-disciplinary basic Research and Development programs	25%	26%
2. Percentage increase of stakeholders approving the policies formulated	90%	100%
Output Indicators
1. Number of projects with policy implications presented in stakeholders’ forum	5	6
2. Percentage of participants that rated the forum as satisfactory or better	90%	100%
3. Number of new approved NRCP members	192	400

BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	100%	100%
2. Number of partnerships with local (public and private) and international organizations	5	6
Output Indicators
1. Number of projects funded	12	12
2. Number of projects monitored	18	18
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	100%	100%

I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

3.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME

Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events

WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM
Outcome Indicator
1. Percentage of 81 provinces including Metro Manila that have robust science-based weather related information and services in their disaster risk reduction plans	26.81%	94%
Output Indicators
1. Percentage of timely weather and tropical cyclone warnings issued within fifteen (15) minutes of scheduled time	90%	94%

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2. Number of seasonal climate forecasts, climate impact assessment, tropical cyclone warning advisory (TCWA) for agriculture and farm weather forecasts and advisories issued	427	1,150
3. Annual Mean 24-hour Forecast Track Error (in kilometers)	100 km	Typhoon - less than or equal to 100 km Tropical Storm - less than or equal to 120 km

FLOOD FORECASTING AND WARNING PROGRAM
Outcome Indicator
1. Reduced number of casualties	—	0 casualty
Output Indicators
1. Number of timely and accurate flood warnings issued	2,266	2,320
2. Percentage of timely flood warning issued within fifteen (15) minutes of scheduled time	97.62%	94%
3. Number of hazard maps developed / generated / updated	4	4

RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the forecasting capability services as satisfactory or better	80%	90%
2. Percentage increase of LGUs that use the hazard maps	50%	80%
Output Indicators
1. Number of researches / studies completed / published / operationalized and development of real innovative / pioneering projects	8	2
2. Percentage of involvement on the localization of instruments, facilities and models through innovation, collaboration and linkages	100%	100%
3. Number of technical assistance on actions / policies adapted by the LGU	1	40

J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from science-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increased benefits to Filipinos from science-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors

APRIL 29, 2019	OFFICIAL GAZETTE	261
DEPARTMENT OF SCIENCE AND TECHNOLOGY

NATIONAL AANR SECTOR R&D PROGRAM
Outcome Indicators
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	90%	90%
2. Number of partnerships with local (public and private) and international organizations ..	103	110
Output Indicators
1. Number of projects funded	335	385
2. Number of projects monitored	525	575
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	89%	90%

K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increased benefits to Filipinos horn scientific knowledge and technological innovations for healthcare

NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of priorities in the National Unified Health Research Agenda (NUHRA) addressed	90%	90%
2. Number of partnerships with local (public and private) and international organizations	70	80
Output Indicators
1. Number of projects funded	75	85
2. Number of projects monitored	200	250
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	45%	45%

L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT (PCIEERD)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

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ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness

NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM
Outcome Indicators
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	90%	90%
2. Number of partnerships with local (public and private) and international organizations	20	80
Output Indicators
1. Number of projects funded	98	130
2. Number of projects monitored	287	330
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, or with IP filed or approved	50%	50%

M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

3.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME

Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards

VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM
Outcome Indicator
1. Percentage of bulletins and warnings where the event follows within the predicted time	100%	80%
Output Indicators
1. Number of warnings and bulletins issued	1,276	event-driven
2. Percentage of bulletins and warnings issued within the set standard time	98.75%	80%

APRIL 29, 2019	OFFICIAL GAZETTE	263
DEPARTMENT OF SCIENCE AND TECHNOLOGY

VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of stakeholders who availed and rated PHIVOLCS products and services as satisfactory or better	99.08%	80%
Output Indicators
1. Number of hazards maps, risk assessments reports generated / updated	26	20
2. Number of hazards maps, risk assessments certifications issued to clients	2,031	600
3. Number of technical papers presented in scientific meetings or published / submitted for publication in refereed journals	18	10

VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM
Outcome Indicators
1. Number of communities or institutions assisted by PHIVOLCS on mainstreaming DRR in local development or disaster management and contingency plans	3	2
2. Percentage of stakeholders who availed and rated PHIVOLCS products and services as satisfactory or better	93.50%	80%
Output Indicators
1. Number of PHIVOLCS-organized DRR activities conducted	12	10
2. Number of stakeholders trained on DRR	480	400
3. Number of REDAS license issued to trained stakeholders	355	240

N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

1.	Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies

2.	Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies

NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	14	15
2. Amount of revenue generated from partnerships	Php 109.53M	Php 100M

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Output Indicators
1. Percentage of technologies transferred within the expected timeframe	100%	100%
2. Percentage of projects implemented within the approved timeframe	100%	100%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, and / or IP filed or approved	100%	100%

NUCLEAR SCIENCE AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	99%	100%
2. Percentage of clients who rate the technical services as satisfactory or better	97%	100%
Output Indicators
1. Number of knowledge / technologies diffused	44	24
2. Number of technologies transferred / commercialized through technology transfer agreement	1	1
3. Number of technical services rendered by sector	64,064	68,000

Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials

NUCLEAR REGULATIONS, SECURITY AND SAFEGUARDS PROGRAM
Outcome Indicators
1. Percentage benefit incidence of satisfactory implementation of safeguards agreement and physical security system	100%	100%
2. Percentage benefit incidence of satisfactory regulatory issuances	90%	100%
3. Percentage of compliance to regulatory standards	100%	100%
Output Indicators
1. Number of regulations, guides, notices, bulletins or associated documents issued	9	6
2. Number of violation of regulations detected over the last five (5) years as a percentage of the average number of licenses and permits issued over the last five (5) years	4%	15%
3. Number of nuclear security / safeguards and regulatory activities implemented	18	10

O. PHILIPPINE SCIENCE HIGH SCHOOL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Lifelong learning opportunities for all ensured

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased competitiveness of Filipinos in Science and Engineering

APRIL 29, 2019	OFFICIAL GAZETTE	265
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increased competitiveness of Filipinos in Science and Engineering

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM
Outcome Indicators
1. Percentage of PSHS graduates pursuing STEM courses	90%	90%
2. Percentage of winnings / awards / recognition from the total number of STEM-related international (ASEAN included) competitions participated by the PSHS Scholars	80%	80%
3. Percentile of PSHS students in Math in the US-based Scholastic Aptitude Test (SAT)	80th percentile	80th percentile
Output Indicators
1. Number of scholars supported	8,388	8,808
2. Cohort survival rate: Percentage of scholars who advance to the succeeding grade level until they complete the 6-year scholarship period	90%	90%
3. Percentage of winnings, awards and recognition from total number of national and international competitions participated	90%	90%
4. Rank of the campuses based on the overall UPCAT scores of the PSHS student-takers	Top 20	Top 20

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM
Outcome Indicator
1. Percentage of municipalities with applicants to the National Competitive Examination (NCE)	50%	50%
Output Indicators
1. Number of municipality recipients of promotional activities	137	137
2. Percentage of freshmen who were able to get a General Weighted Average (GWA) of 2.5 or hetter in the second quarter of the school year	85%	85%

P. PHILIPPINE TEXTILE RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions

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TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	2	4
2. Amount of revenue generated from partnerships	Php 5M	Php 5M
Output Indicators
1. Number of projects completed	9	9
2. Percentage of projects implemented within the approved timeframe	100%	100%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and / or international conferences, and / or with IP filed or approved	14%	14%

TEXTILE S&T SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	92%	92%
Output Indicators
1. Number of technical services rendered	21,195	21,195
2. Percentage of request for technical services that have been provided within the required timeframe	95%	95%
3. Number of clients henefiting from technical services	200	250

TEXTILE TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	90%	90%
Output Indicators
1. Number of knowledge / technologies diffused	5	5
2. Number of technologies transferred / commercialized through technology transfer agreement	5	5
3. Percentage of request for technology transfer that have been provided within the required timeframe	90%	90%

Q. SCIENCE EDUCATION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Lifelong learning opportunities for all ensured

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced

SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM
Outcome Indicators
1. Percentage of scholars employed in STEM-related fields	60%	60%

APRIL 29, 2019	OFFICIAL GAZETTE	267
DEPARTMENT OF SCIENCE AND TECHNOLOGY

2. Percentage of municipalities served	96%	96%
Output Indicators
1. Number of scholars supported
Undergraduate level	23,393	26,831
Masters program	3,495	4,206
Doctoral program	1,526	1,985
2. Percentage of scholars graduating within the scheduled full-time program
Undergraduate level	85%	85%
Masters program	70%	70%
Doctoral program	40%	40%
3. Percentage of scholarship payments with a variance of actual payment to scheduled payment of more than one (1) day	90%	90%

SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of beneficiaries who rated the training and promotional program as satisfactory or better	90%	90%
Output Indicators
1. Number of trainings and promotional programs conducted	104	110
2. Number of innovative learning resources developed and disseminated / deployed / established	3	4
3. Number of applications processed within two (2) months of receipt	15	20

R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Public Science and Technology awareness increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Public Science and Technology awareness increased

SCIENCE AND TECHNOLOGY INFORMATION PROGRAM
Outcome Indicator
1. Percentage increase in public S&T awareness survey		N / A
Output Indicators
1. Percentage of clients who rate the library services as satisfactory or better	90%	90%
2. Number of STARBOOKS sites installed	100	100
3. Number of promotion services and advocacy activities conducted	1,408	1,103

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GENERAL APPROPRIATIONS ACT, FY 2019

S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Filipinos protecting and venturing for innovative and emerging technology based projects increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Filipinos protecting and venturing for innovative and emerging technology based projects increased

TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in Intellectual Property protection filing for local technologies in the IPO Philippines	163	163
2. Percentage increase in the commercialization and adoption by industry / community of technologies diffused / supported	5%	10%
Output Indicators
1. Number of pre-commercialization support provided for technologies, inventions and innovation	54	54
2. Number of inventions, innovations and technologies promoted and commercialized	46	50
3. Percentage of requests that are acted upon within 3 days of request	96%	95%
4. Number of technical advisory services rendered	1,495	1,500

APRIL 29, 2019	OFFICIAL GAZETTE	269
DEPARTMENT OF SCIENCE AND TECHNOLOGY

XXI. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

1.	Well-being of poor families improved

2.	Rights of the poor and vulnerable sectors promoted and protected

3.	Immediate relief and early recovery of disaster victims/survivors ensured

4.	Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured

5.	Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Well-being of poor families improved

PROMOTIVE SOCIAL WELFARE PROGRAM
Outcome Indicator
1. Percentage of Pantawid households with improved well-being	Survival = 4% Subsistence = 85% Self-Sufficiency = 11%	Survival = 2% Subsistence = 37% Self-Sufficiency = 61%
Output Indicators
1. Number of Pantawid households provided with conditional cash grants:	4,394,813	4,400,000
a. Regular CCT	4,164,788	4,164,788
b. Modified CCT	230,025	235,212
c. Transitioning Households beneficiaries	1,315,477	1,315,477
2. Number of poor households assisted through the Sustainable Livelihood Program	49,159	80,829
3. Number of households that benefited from completed KC-NCDDP sub-projects	2,248,428	369,675

Rights of the poor and vulnerable sectors promoted and protected

PROTECTIVE SOCIAL WELFARE PROGRAM

RESIDENTIAL AND NON-RESIDENTIAL CARE SUB-PROGRAM
Outcome Indicator
1. Percentage of clients in residential and nonresidential care facilities rehabilitated	27% (3,246)	30%
Output Indicators
1. Number of clients served in residential and nonresidential care facilities	12,095	11,733
2. Percentage of facilities with standard client-staff ratio	66% (47 of 71 facilities)	14%

SUPPLEMENTARY FEEDING SUB-PROGRAM
Outcome Indicator
1. Percentage of malnourished children in Community Development Centers (CDCs) and Supervised Neighborhood Plays (SNPs) with improved nutritional status	77.79% (272,425)	80%

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Output Indicators
1. Number of children in CDCs and SNPs provided with supplementary feeding	1,528,839	1,881,979
2. Number of children / lactating mothers served through Bangsamoro Umpungan sa Nutrisyon (BangUN) Program	Data not available. Program started in 2018	15,000 children 7,000 mothers

SOCIAL WELFARE FOR SENIOR CITIZENS SUB-PROGRAM
Outcome Indicator
1. Number of senior citizens using Social Pension to augment their daily living subsistence and medical needs	Data not available	82%
Output Indicators
1. Number of senior citizens who received social pension within the quarter	2,683,037	3,796,791
2. Number of centenarians provided with cash gift	892	1,015

PROTECTIVE PROGRAM FOR INDIVIDUALS AND FAMILIES IN ESPECIALLY DIFFICULT CIRCUMSTANCES SUB-PROGRAM
Outcome Indicator
1. Percentage of clients who rated the services provided as satisfactory or better	Data not available. Survey to be conducted in 2018
Output Indicators
1. Number of children served through Alternative Family Care Program	1,508	1,620
2. Number of beneficiaries served through Protective Services Program	754,043	456,528
3. Number of clients served through the Comprehensive Program for Street Children, Street Families and Badjaus:
a. Street Children	7,590	3,904
b. Street Families	3,300	1,995

SOCIAL WELFARE FOR DISTRESSED OVERSEAS FILIPINOS AND TRAFFICKED PERSONS SUB-PROGRAM
Outcome Indicator
1. Percentage of assisted individuals who are reintegrated to their families and communities	93%	94%
Output Indicators
1. Number of trafficked persons provided with social welfare services	1,880	2,000
2. Number of distressed and undocumented overseas Filipinos provided with social welfare services	26,072	29,253

Immediate relief and early recovery of disaster victims / survivors ensured

DISASTER RESPONSE AND MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of disaster-affected households assisted to early recovery	Data not available	100%
Output Indicators
1. Number of LGUs with prepositioned goods	197 or 100 of LGUs with prepositioning agreement	100% of LGUs with prepositioning agreement
2. Number of internally-displaced households provided with disaster response services	712,866	As the need arises
3. Number of households with damaged houses provided with early recovery services	337,595 HHs with damaged houses	As the need arises

APRIL 29, 2019	OFFICIAL GAZETTE	271
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured

SOCIAL WELFARE AND DEVELOPMENT AGENCIES REGULATORY PROGRAM
Outcome Indicator
1. Percentage of Social Welfare Agencies (SWAs) with sustained compliance to social welfare and development standards	77 of 767 accredited SWAs 40 of 800 registered and licensed SWAs	10% of accredited SWAs 5% of licensed SWAs
Output Indicators
1. Number of SWDAs registered and / or licensed	182	150
2. Number of SWAs registered, licensed and accredited	516	200
3. Number of service providers accredited	5,306	4,864

Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved

SOCIAL WELFARE AND DEVELOPMENT TECHNICAL ASSISTANCE AND RESOURCE AUGMENTATION PROGRAM
Outcome Indicator
1. Percentage of Provincial / City / Municipal Social Welfare Development Offices (P / C / MSWDOs) with improved functionality	Data not available
Output Indicators
1. Percentage of LGUs provided with Technical Assistance (TA)	Data not available	85-100% of LGUs under the TARA Plan
2. Percentage of LGUs provided with Resource Augmentation (RA)	Data not available	85-100% LGUs

B. COUNCIL FOR THE WELFARE OF CHILDREN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government actions for the fulfillment of the rights of the child

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (Pls)	BASELINE	2019 TARGETS
Coordination of government actions for the fulfillment of the rights of the child

CHILD RIGHTS COORDINATION PROGRAM
Outcome Indicators 1. Percentage of resolutions implemented by the member agencies	11	100%
2. Percentage of member agencies meeting their commitments to the achievement of the goals and targets in the National Plan of Action for Children	10	60%
3. Percentage increase in the number of LGUs practicing child-friendly local governance	1,365	6% increase from 2017 baseline

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Output Indicators
1. Number of policies / resolutions adopted by the Board / Regional Committee / Sub-Committee for the Welfare of Children (RC / SCWC) / Regional Development Councils (RDCs)	CB - 11 RSCWC - 18	CB - 14 RSCWC - 24
2. Average percentage of national plans and policies rated by stakeholders as good or better	85%	100%
3. Number of assessed / audited LGUs on child- friendly practices	1,501	1,655

C. INTER-COUNTRY ADOPTION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Filipino children in suitable permanent adoptive families abroad protected and secured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Filipino children in suitable permanent adoptive families abroad protected and secured

INTER-COUNTRY ADOPTION REGULATORY PROGRAM
Output Indicators
1. Percentage of applications of new accreditation and re-accreditation applications processed within the prescribed timeframe	14 FAAs	100%
2. Number of accredited agencies subjected to inspection and compliance audit	50	50
Outcome Indicators
1. Percentage of local stakeholders complying with policy guidelines	95%	95%
2. Percentage of Foreign Adoption Agencies / Liaison Service Agencies (FAAs / LSAs) compliant to ICAB standards and requirements	100%	100%
3. Number of Child Caring Agencies participating in the Philippine Inter-Country Adoption Program	53	53

INTER-COUNTRY ADOPTION PROGRAM
Output Indicators
1. Number and percentage of children ready for adoption at the start of the year entrusted to foreign adoptive parents	332; 85%	332; 85%
2. Percentage of children matched to prospective adoptive parents within 10 days of receipt of the Inter-Country Adoption (ICA) Clearance	85%	85%
Outcome Indicators
1. Percentage of children entrusted in 2017 with finalized adoption	332	85%
2. Percentage of the number of adoption entrustment that suffered from disruption	2.71%	Less than 3%

APRIL 29, 2019	OFFICIAL GAZETTE	273
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

D. JUVENILE JUSTICE AND WELFARE COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government actions for the implementation of the juvenile intervention programs and activities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Coordination of government actions for the implementation of the juvenile intervention programs and activities improved

JUVENILE JUSTICE END WELFARE PROGRAM
Outcome Indicators
1. Number and percentage increase of LGUs with Comprehensive Local Juvenile Intervention Program (CLJIP)	440(10%)	484(10%)
2. Number and percentage increase in LGUs with at least 1% IRA utilized on CLJIP implementation	440(10%)	484(10%)
3. Percentage of resolutions implemented by the member agencies	7%	8%
Output Indicators
1. Number of national policies, plans and programs developed, issued, disseminated and updated	36	39
2. Number of LGUs provided with technical assistance	3,018	3,622
3. Percentage of plans and policies rated by stakeholders as good or better	75%	75%

E. NATIONAL ANTI-POVERTY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

People-responsive anti-poverty government policies and programs institutionalized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
People-responsive anti-poverty government policies and programs institutionalized

SOCIAL REFORM AND POVERTY ERADICATION AND OVERSIGHT PROGRAM

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POLICY, PLAN AND PROGRAM ADVISORY, COORDINATION, DEVELOPMENT, REVIEW AND ADVOCACY SUB-PROGRAM
Outcome Indicators
1. Percentage of NGAs and LGUs that adapted policy recommendations	29	100%
2. Number of government actions to promote poverty alleviation harmonized and synchronized	10	10
Output Indicators
1. Number and percentage of policy, plan, and program recommendations prepared as scheduled	132	130; 80%
2. Percentage of policy issues resolved in a single NAPC en banc meeting and rated by stakeholders as satisfactory or better	2	80%
3. Number and percentage of pieces of information delivered / advocacy events conducted or opened up for public access rated by stakeholders as good or better	13,215	15,450; 80%

BASIC SECTOR PARTNERSHIP AND PARTICIPATION PLATFORMS DEVELOPMENT AND MAINTENANCE SUB-PROGRAM
Outcome Indicators
1. Number and percentage of NGAs and LGUs that have basic sector representation in their policymaking and planning and monitoring structures	6	6; 80%
2. Ratio of Basic Sectoral Councils’ agenda carried out	30%	40%
Output Indicators
1. Number and percentage of consultative / convergent platforms organized as scheduled	811	510; 80%
2. Percentage of stakeholders who rated the platforms as good or better	100%	80%
3. Number and percentage of trainees who rated the trainings as good or better	4,752	3,876; 80%

F. NATIONAL COMMISSION ON INDIGENOUS PEOPLES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Philippine culture and values promoted

2.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved

ORGANIZATIONAL OUTCOME

Indigenous Cultural Communities / Indigenous Peoples’ (ICCs / IPs) rights ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Indigenous Cultural Communities / Indigenous Peoples’ (ICCs / IPs) rights ensured

APRIL 29, 2019	OFFICIAL GAZETTE	275
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

ANCESTRAL DOMAIN / LAND SECURITY AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of Certificate of Ancestral Domain Title (CADT) / Certificate of Ancestral Land Title (CALT) awarded	90%	90%
2. Percentage of compliance with existing Ancestral Domain Sustainable Development and Protection Program (ADSDPP) Guidelines	90%	90%
Output Indicators
1. Percentage of two (2) stages of application for the issuance of CADT / CALT completed within the year	0	0
2. Percentage of CADTs / CALTs approved within the year	90%	90%
3. Percentage of completion of two (2) phases of ADSDPP formulation within the year	90%	90%

HUMAN, SOCIO-ECONOMIC AND ECOLOGY DEVELOPMENT AND PROTECTION PROGRAM
Outcome Indicators
1. Percentage of livelihood projects funded	43%	29%
2. Percentage of beneficiaries who rate the projects implemented as useful	75%	75%
Output Indicators
1. Number of projects / activities implemented	148	135
2. Number of IP beneficiaries	74,583	45,262

INDIGENOUS PEOPLES RIGHTS PROTECTION PROGRAM
Outcome Indicators
1. Percentage of clients who rated the IP rights protection assistance as satisfactory or better	75%	75%
2. Percentage of cases disposed within the prescribed timeframe	60%	60%
Output Indicators
1. Number of projects implemented	62	62
2. Percentage of legal assistance extended within the prescribed timeframe	90%	90%
3. Percentage of cases acted upon within the prescribed timeframe	60%	60%

G. NATIONAL COUNCIL ON DISABILITY AFFAIRS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved

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PERSONS WITH DISABILITY RIGHTS PROGRAM
Outcome Indicators
1. Percentage of resolutions, policies and plans implemented by the member agencies	75% (9)	75%
2. Percentage of Persons with Disability registered in the Department of Health (DOH) - Philippine Registry of Persons with Disability	78,015 (5%)	19,504 (25%)
3. Number / percentage and percentage increase over previous year of LGUs with programs on Persons with Disability	682 (40%)	68 (10%)
Output Indicators
1. Number of national policies, plans and programs updated, issued and disseminated	25	31
2. Number of consultations, trainings and IEC activities conducted		26

H. PRESIDENTIAL COMMISSION FOR THE URBAN POOR

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2.	Universal and transformative social protection for all achieved

3.	Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access of the urban poor to asset reform, human development, basic services and other programs enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access of the urban poor to asset reform, human development, basic services and other programs enhanced

URBAN POOR COORDINATION AND SUPPORT PROGRAM
Outcome Indicators
1. Percentage of training participants rating the training as good or better		100%
2. Percentage of Urban Poor Organizations well- informed of the urban poor related laws and government programs and services they may avail		90%
Output Indicators
1. Number of capability building / training to Urban Poor Organizations conducted		475
2. Number of Urban Poor Organizations issued Certificate of Accreditation		274
3. Percentage of demolition and eviction activities reported to PCUP monitored		90%

APRIL 29, 2019	OFFICIAL GAZETTE	277
DEPARTMENT OF TOURISM

XXII. DEPARTMENT OF TOURISM

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Tourism Revenue, Employment and Arrivals Increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Tourism Revenue, Employment and Arrivals Increased

TOURISM POLICY FORMULATION AND PLANNING PROGRAM
Outcome Indicator(s)
1. Number of tourism strategies, policies and action plans implemented	6	6
Output Indicator(s)
1. Number of technical assistance provided to tourism stakeholders	3,353	3,353
2. Number of technical assistance provided to LGUs	2,744	2,961
3. Percentage of entities assisted who rated the technical assistance as satisfactory	92%	92%

TOURISM INDUSTRY TRAINING PROGRAM
Outcome Indicator(s)
1. Percentage of target industry personnel trained that rated the services as satisfactory	90%	90%
Output Indicator(s)
1. Number of training days delivered	1,451	3,763
2. Percentage of attendees / trainees that completed the training	90%	90%
3. Number of LGUs trained	2,438	2,438

STANDARDS DEVELOPMENT AND ENFORCEMENT PROGRAM
Outcome Indicator(s)
1. Percentage of accredited tourism enterprises that maintained the tourism standards and regulations	90%	90%
Output Indicator(s)
1. Number of tourism standards reviewed	2	2
2. Number of inspections of tourism enterprises conducted	6,076	6,076
3. Percentage of accreditation applications acted upon within the prescribed period	90%	90%

MARKET AND PRODUCT DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage increase in the number of travel partners selling the Philippines in the identified
Opportunity Markets	9%	10%
2. Percentage increase in the number of Philippine properties considering to venture into the new markets and / or willing to offer the new activities	9%	10%

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Output Indicator(s)
1. Number of trade development / trade support activities conducted facilitated-invitational / familiarization tours / missions product presentations facilitated	95	125
2. Number of consumer activations conducted-joint and consumer promotions, production of collaterals, tactical ads placed / initiated, PR and publicity activities	95	120
3. Number of products developed and product partners engaged	120	155

B. INTRAMUROS ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

1.	Cultural heritage conserved

2.	Tourism development promoted and visitor experience enriched

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE		2019 TARGETS
Cultural heritage conserved

INTRAMUROS PROPERTY CONSERVATION AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of existing sites / structures maintained or conserved and restored		90%		95%
2. Percentage of existing artifacts maintained		20%		25%
3. Percentage increase in visitors		519,865		4	% (540,660)
Output Indicator(s)
1. Number of sites / structures maintained		35		36
2. Number of artifacts maintained		1,200		1,500

INTRAMUROS COMMERCIAL PROPERTY LEASING PROGRAM
Outcome Indicator(s)
1. Percentage of occupancy of IA commercial properties		72%		85%
2. Percentage increase in occupancy of IA event facilities		2,625		8	% (2,835)
3. Percentage increase in revenue	₱	60,106,022		3	% (₱61,909,203)
Output Indicator(s)
1. Percentage of application for use of event facilities acted upon within 24 hours		98%		98%
2. Number of promotional activities i.e., sales missions, trade fairs, client calls, advertisements, brochures		20		20
3. Revenue generated from leasing and rental of facilities	₱	22,399,704	₱	23,071,695

APRIL 29, 2019	OFFICIAL GAZETTE	279
DEPARTMENT OF TOURISM

Tourism development promoted and visitor experience enriched

INTRAMUROS TOURISM PROMOTIONS PROGRAM
Outcome Indicator(s)
1. Percentage increase in visitor arrivals	1,855,488	4	% (1,929,708)
Output Indicator(s)
1. Number of events held	28	28

INTRAMUROS REGULATORY PROGRAM
Outcome Indicator(s)
1. Percentage compliance of building owners to PD No. 1616	61.25%	65%
2. Percentage compliance of permit and clearance holders	90%	90%
Output Indicator(s)
1. Percentage of establishments and structures inspected / audited	100%	100%
2. Number of building, repair and other ancillary permits processed / issued within 3 days	1,384	1,384

C. NATIONAL PARKS DEVELOPMENT COMMITTEE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

1.	National parks preserved and developed

2.	Visitor experience enriched

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
National parks preserved and developed

PARKS MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Percentage change in park visitors	11,484,620	13.19%
2. Percentage of visitors who rate the quality of parks as satisfactory or better	92.03%	95%
3. Percentage decrease in park rules violations	320	5%
Output Indicator(s)
1. Percentage reliability of CCTV	94%	95%
2. Percentage of security guards deployed	100%	100%
3. Average percentage of year for which parks are open to the public during normal and business hours	100%	100%

Visitor experience enriched

CULTURAL AND EVENTS PROGRAM
Outcome Indicator(s)
1. Percentage of park visitors who rate the parks’ arts and cultural programs as satisfactory or better	95%	98%
2. Number of attendees for the parks’ arts and cultural programs	2,364,780	4,174,420
Output Indicator(s)
1. Number of arts and cultural programs held	1,243	1,482

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XXIII. DEPARTMENT OF TRADE AND INDUSTRY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

3.	Consumer welfare improved

ORGANIZATIONAL OUTCOME

1.	Exports and investments increased

2.	Industries developed

3.	MSMEs assisted and developed

4.	Consumer welfare enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Exports and investments increased

EXPORTS AND INVESTMENTS DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Amount of exports	US$63.23 billion	US$51.2-52.7 billion
2. Amount of approved investments	PhP616.78 billion	PhP748 billion
Output Indicator(s)
1. Number of exports and investment promotion activities locally and globally	48	70
2. Number of trade policy strategy papers developed for priority product, service, and / or market	18	14
3. Number of exporters assisted	3,527	4,233
4. Number of investors assisted	2,492	2,170

Industries developed

INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Employment generated from the industry increased annually	180,000	437,000
2. Employment generated from the services sector increased annually	579,000	471,000
3. Philippine overall ranking in the World Bank-International Finance Corporation’s Doing Business Report improved	Top 60%	Top 40%
Output Indicator(s)
1. Number of industry roadmaps, policies, plans, researches, studies and position papers formulated	23	39
2. Number of localization activities, conferences, workshops, consultative sessions and capacity building sessions conducted	195	440
3. Percentage of local investors (MSMEs and / or large companies) assisted who rate DTI assistance as satisfactory or better	N / A	N / A
Stakeholder engagement rating	85%	89%

APRIL 29, 2019	OFFICIAL GAZETTE	281
DEPARTMENT OF TRADE AND INDUSTRY

MSMEs assisted and developed

MSME DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of MSMEs assisted to the total number of MSMEs in manufacturing, retail trade, construction and services sectors	23%	25%
Output Indicator(s)
1. Number of MSMEs assisted	207,114	200,000
2. Number of clients assisted by the Negosyo Centers	635,941	575,000
3. Percentage of MSMEs assisted who rate DTI assistance as satisfactory or better	99%	97%

Consumer welfare enhanced

CONSUMER PROTECTION PROGRAM
Outcome Indicator(s)
1. Consumer resolution rate	97%	96%
Output Indicator(s)
1. Percentage of consumer complaints resolved through mediation and arbitration within the prescribed time	96%	94%
2. Percentage of applications for permits / accreditation / licenses / authorities processed within the prescribed time	99%	97%
3. Number of Price Monitoring Reports submitted within the prescribed time	2,207	2,207

CONSUMER EDUCATION AND ADVOCACY PROGRAM
Outcome Indicator(s)
1. Level of consumer awareness increased	77%	80%
Output Indicator(s)
1. Number of consumer awareness and advocacy initiatives undertaken	7,844	6,831
2. Number of consumer education information materials produced	1,638	2,913
3. Percentage of clients who rate the DTI advocacy initiatives as satisfactory or better	98%	96%

B. BOARD OF INVESTMENTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

1.	Competitive industries developed

2.	Investment increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Competitive Industries Developed

INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Manufacturing Gross Value Added (GVA) as percentage of Gross Domestic Product (GDP)	23.60%	24.20%
2. Manufacturing employment as percentage of total employment	8.60%	10.40%
3. Amount of new foreign and domestic investments and percentage increase over last year generated from BOI firms	PhP617 B (39.52% increase over 2016)	PhP748 B (10% annual increase)
Output Indicator(s)
1. Number of programs, activities, projects implemented for the identified priority sectors	12	12
2. Number of policies developed and approved in support of Industry Development Program	12	15

Investments Increased

INVESTMENT PROMOTION PROGRAM
Outcome Indicator(s)
1. Amount and percentage increase in the amount of Investment Promotion Agencies (IPA)-approved investments	PhP908.67 B (32.47% increase over 2016)	PhP970 B (10% annual increase)
2. Number of employment generated from IPA-approved projects	217,561	286,000
Output Indicator(s)
1. Number of leads generated from organized and conducted investment promotion activities in priority sectors	152	220
2. Percentage of applications for registration processed within five (5) weeks	82%	87%

C. PHILIPPINE TRADE TRAINING CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

More responsive trade training center

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
More responsive trade training center

APRIL 29, 2019	OFFICIAL GAZETTE	283
DEPARTMENT OF TRADE AND INDUSTRY

TRADE BUSINESS MANAGEMENT TRAINING PROGRAM
Outcome Indicator(s)
1. Percentage of PTTC-assisted MSMEs taking positive actions to become global entrepreneurs	10.50%	10%
2. Number of MSMEs aligned with the international market standards	N / A	8
Output Indicator(s)
1. Number of MSMEs assisted through training	N / A	N / A
Number of training sessions conducted	496	590
2. Percentage of MSMEs who rate PTTC assistance as satisfactory or better	N / A	N / A
Percentage of training sessions with satisfactory or better rating	98%	98%
3. Percentage of MSMEs requests responded to within three (3) days	98%	98%

D. DESIGN CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

Strong design culture cultivated and global competitiveness of Philippine products improved through design

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Strong design culture cultivated and global competitiveness of Philippine products improved through design

DESIGN INNOVATION, PROMOTION, AND INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage increase in the number of products developed that were commercialized	376	10% (414)
2. Percentage increase in the number of designers and SMEs trained	63	11% (70)
3. Percentage of clients who rate the services as satisfactory or better	96%	96%
Output Indicator(s)
1. Number of design services and technical assistance provided	N / A	2,500
2. Number of intellectual property (IP) applications filed	8	89
3. Number of design promotion activities provided	201	201

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E. CONSTRUCTION INDUSTRY AUTHORITY OF THE PHILIPPINES (CIAP)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

Competitiveness of the construction industry increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE		2019 TARGETS
Competitiveness of the construction industry increased

CONSTRUCTION INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of government agencies implementing the Constructors’ Performance Evaluation System (CPES)	3.94%		4.87%
2. Percentage share of construction industry to GDP Output Indicator(s)	6.30%		6.30%
1. Percentage of critical industry issues and concerns addressed	81%		83%
2. Number of promotional activities conducted	17		9
3. Number of training / certification programs conducted	121		121

CONSTRUCTION INDUSTRY REGULATORY PROGRAM
Outcome Indicator(s)
1. Percentage increase in the number of renewing licensed contractors	11%		10%
Output Indicator(s)
1. Percentage of licensing / registration / project authorization processed within the prescribed time	93.3	% (average)	82	% (average)
2. Percentage of licensing and registration cases resolved	43.40%		42%
3. Percentage of arbitration cases resolved within the prescribed time	80%		80%

F. COOPERATIVE DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased

ORGANIZATIONAL OUTCOME

Growth and viability of cooperative enterprises improved

APRIL 29, 2019	OFFICIAL GAZETTE	285
DEPARTMENT OF TRADE AND INDUSTRY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Growth and viability of cooperative enterprises improved
COOPERATIVE DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage and number of compliant micro and small cooperatives graduating to small and medium asset size category, respectively	FY 2017	5% (334) from micro to small 5% (163) from small to micro
2. Percentage and number of cooperatives implementing best practices	1,153	1,211
3. Number of cooperative business process facilitated through value chain	300	300
Output Indicator(s)
1. Percentage and number of registered cooperatives provided with technical assistance	9,840 micro & small coops	80% of micro & small coops
2. Percentage of clients who rated the technical assistance or other development intervention as good or better	80% of micro / small coops provided with TA good or better	80%
3. Percentage of technical assistance or other development intervention rendered within the prescribed period	80% of micro / small coops provided with TA rendered within the prescribed period	80%
COOPERATIVE REGULATION PROGRAM
Outcome Indicator(s)
1. Percentage of cooperatives compliant with laws, policies and regulations	17,864 coops	70% of 12,504
Output Indicator(s)
1. Percentage of applications for registration of cooperatives and amendments to their Articles of Cooperation and By-Laws (ACBL) acted upon within the prescribed period	1,758 FY 2017 data of applications received	100%
2. Percentage of cooperatives which rated registration / amendment processes as good or better	80% of application for registration received	80%
	and acted upon
3. Percentage of registered cooperatives inspected / examined within the year	100% of 14,292	100%
4. Percentage of non-compliant cooperatives complying with sanctions and directives	60% of 1,341	60%
5. Percentage of violations / complaints acted upon within fifteen (15) days after knowledge of violations or upon receipt of complaint	80% of 794	80%

G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased

3.	Income-earning ability increased

4.	Maximize gains from demographic dividend

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ORGANIZATIONAL OUTCOME

Employability increased and/or enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Employability increased and / or enhanced

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM

Outcome Indicators
1. Percentage of stakeholders who rate policies / plans as good or better	94%	93%

Output Indicators
1. Number of National, Regional / Provincial TESD plans formulated / updated		1 National Progress Report

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM
Outcome Indicators
1. Percentage compliance of TVET programs to TESDA, industry, and industry standards and requirements		90%
2. Percentage of TVET graduates that undergo assessment for certification		86%
3. Percentage of TVET programs with tie-ups to industry		42%
Output Indicators
1. Percentage of registered accredited TVET programs audited		100%
2. Percentage of skilled workers issued with certification within 7 days of their application	87%	90%
3. Number of consultations, orientations and workshops for development of competency standards / training regulations		200

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of graduates from technical education and skills development scholarship programs that are employed		65%
Output Indicators
1. Number of graduates from technical education and skills development scholarship programs		274,614
2. Number of training institutions / establishments / assessment centers provided with technical assistance		5,495 (3,864 TVIs & 1,631 ACs)
3. Number of TESDA Technology Institutions (TTIs) graduates	319,580	110,241

APRIL 29, 2019	OFFICIAL GAZETTE	287
DEPARTMENT OF TRANSPORTATION

XXIV. DEPARTMENT OF TRANSPORTATION

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1.	Rail transport services improved

2.	Air and water transport facilities and services improved

3.	Road transport services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Rail transport services improved

METRO RAIL TRANSIT (MRT) SUB-PROGRAM

Outcome Indicator(s)
1. % reduction in transfer time from platform to loading	11 minutes (peak hours)	20%
2. % decrease in load factor	157.7	15%
Output Indicator(s)
1. Compliance with approved timetable (90% efficiency)	90%	90%
2. Compliance with the peak-hour train availability requirements (18 trains minimum)	90%	90%
3. Average travel speed (kph)	40	40

RAILWAY CONSTRUCTION, REHABILITATION AND IMPROVEMENT SUB-PROGRAM

Outcome Indicator(s)
1. % increase in the number of weekday passengers	1,100,000	5%
2. Increase in average weekday peak-hour headway (minutes)	5	4

Output Indicator(s)
1. % completion of new railway system projects	15%	15%
2. % completion of expansion of existing railway system projects	N / A	N / A

Air and water transport facilities and services improved

AVIATION INFRASTRUCTURE PROGRAM

Outcome Indicator(s)
1. % increase in airport facilities capacity	P5.8 Billion	5%
2. Average decrease in passenger travel time and flight delay	N / A	15%

Output Indicator(s)
1. % increase in passenger traffic	71,896,699	16%
2. % increase in cargo traffic (tons)	937,994	5%

MARITIME INFRASTRUCTURE PROGRAM

Outcome Indicator(s)
1. % increase in passenger traffic	81,223	2%
2. % increase in vessel traffic	7,076	5%
3. % decrease in passenger waiting time	N / A	15%
4. % increase in tourist arrivals	99,806	5%

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Output Indicator(s)
1. No. of social port projects successfully bid out and obligated	28	3
2. No. of tourism port projects successfully bid out and obligated	4	0

Road transport services improved

MOTOR VEHICLE REGULATORY PROGRAM

Outcome Indicator(s)
1. % reduction in average transaction time of:
- Driver’s license issuance	225 minutes	10%
- Motor vehicle registration	1,440 minutes	5%
2. % decrease in the number of apprehensions per major offense	1.71%	1.71%

Output Indicator(s)
1. % of motor vehicle registration applications processed within the reglementary period as determined by the Department and reckoned upon the submission of complete documentary requirements	100%	100%
2. % of driver’s license and permits issued within the reglementary period as determined by the Department and reckoned upon the submission of complete documentary requirements	100%	100%
3. No. of apprehension for which a Temporary Operator’s Permit (TOP) is issued	568,531	619,699

LAND PUBLIC TRANSPORTATION PROGRAM

Outcome Indicator(s)
1. % increase in public transport vehicles modernized (improved model year and use of environmentally-friendly fuel)	11%	22%
2. % increase in ridership of public transport service	25%	30%

Output Indicator(s)
1. % of CPC / franchises applications resolved / decided upon within the reglementary period	97%	97%
2. % of holders audited / monitored / penalized for non-compliance with the terms and conditions of the franchise	10%	12%
3. No. of polices formulated, developed, implemented, updated and disseminated	26	30

B. CIVIL AERONAUTICS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Improved services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare

APRIL 29, 2019	OFFICIAL GAZETTE	289
DEPARTMENT OF TRANSPORTATION

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Improved services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare
AIR TRANSPORT DEVELOPMENT AND REGULATORY PROGRAM
Outcome Indicator(s)
1. % increase in the number of seats offered	68,166,610	3%
2. % increase in the number of operated routes	227	7%
Output Indicator(s)
1. No. of air agreements / negotiations initiated or acted upon within a year	7	7
2. % change of application for operating permits acted upon within the prescribed time	3,590	5%
AIR PASSENGER BILL OF RIGHTS PROGRAM
Outcome Indicator(s)
1. % of matters attended by the Passenger Rights Action Officer	100%	100%
2. % change in the number of airline violations	32	5%
Output Indicator(s)
1. % of complaints resolved within the prescribed time	65%	70%
2. % of air passenger rights related complaints acted upon within the prescribed time	100%	100%

C. MARITIME INDUSTRY AUTHORITY (MARINA)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1.	Global competitiveness of maritime industry enhanced

2.	Accessibility, safety and efficiency of maritime transport services imporved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Global competitiveness of maritime industry enhanced

MARITIME INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. % increase in the number of operating merchant ships	11,109	10% (12,586)
Output Indicator(s)
1. No. of policies formulated, updated, issued and disseminated	16	16

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Accessibility, safety and efficiency of maritime transport services improved

MARITIME INDUSTRY REGULATORY AND SUPERVISION PROGRAM
Outcome Indicator(s)
1. % of clients who rate the frontline services as satisfactory or better	70%	70%
2. % increase in the number of Filipino seafarers certified as meeting international standards	34,518	10	% (41,765)
Output Indicator(s)
1. % of applications received are acted upon within the standard processing time	100%	100%
2. % of complaints / reports of violations received are acted upon within the standard processing time	100%	100%

D. OFFICE OF TRANSPORTATION COOPERATIVES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Transportation cooperatives developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE		2019 TARGETS
Transportation cooperatives developed

TRANSPORTATION COOPERATIVE DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. % increase in registered cooperatives accredited		450	5%
2. % increase in the membership of accredited cooperatives		74,064	5%
3. % increase in the total value of assets of all accredited transport cooperatives	₱	4,428,870	5%
4. % increase of accredited cooperatives with Certificate of Good Standing		293	10%
Output Indicator(s)
1. % of transport cooperatives processed for accreditation within the prescribed period		100%	100%
2. No. of TC development services rendered according to client / s satisfaction and execution standards		1,168	1,285

E. OFFICE FOR TRANSPORTATION SECURITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

APRIL 29, 2019	OFFICIAL GAZETTE	291
DEPARTMENT OF TRANSPORTATION

ORGANIZATIONAL OUTCOME

Transportation systems secured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Transportation systems secured
TRANSPORTATION SECURITY PROGRAM
Outcome Indicator(s)
1. % of transportation facilities compliant with transport security plans, programs, rules and regulations	90%	90%
2. % of transportation facilities compliant with national / international standard Output Indicator(s)	90%	90%
1. No. of risk assessment conducted	37	37
2. No. of security personnel trained and certified within a prescribed timeframe	891	1,200
3. No. of site inspections and audit / verification conducted within a year	318	560

F. PHILIPPINE COAST GUARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

Maritime violations, incidents, and marine pollution reduced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Maritime violations, incidents, and marine pollution reduced
MARITIME SEARCH AND RESCUE PROGRAM
Outcome Indicator(s)
1. % of incidents with successful search and rescue Output Indicator(s)	642	99%
1. % of incidents responded to	883	92%
2. % of incidents responded to within the prescribed period	883	90%
3. No. of Search and Rescue (SAR) conducted	642	648
MARITIME SECURITY AND LAW ENFORCEMENT PROGRAM
Outcome Indicator(s)
1. % of apprehensions of violations (smuggling, illegal fishing, piracy, human trafficking, counternarcotics, etc.)	48	70%
2. % of Philippine coast under surveillance patrol more than fifty (50) times a year	36,289	26%

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Output Indicator(s)
1. No. of kilometers of Philippine coast patrolled / monitored	416,718	420,885
2. % of maritime area patrolled in square Nautical Miles (sq. NM)	641,418	87%

MARINE ENVIRONMENTAL PROTECTION PROGRAM

Outcome Indicator(s)
1. % decrease in the number of marine pollution accidents	31	1%

Output Indicator(s)
1. No. of vessels and facilities inspected by PCG on marine pollution regulations	18,621	18,807
2. % of vessels and facilities subjected to two (2) or more marine pollution compliance inspections in the last two (2) years	18,621	0.80%
MARITIME SAFETY PROGRAM

Outcome Indicator(s)
1. % decrease in maritime incidents reported pertaining to maritime safety	400	1%

Output Indicator(s)
1. No. of Vessel Safety Enforcement Inspection (VSEI) and Pre-Departure Inspection (PDI) conducted	977,465	987,239
2. % of operational efficiency of lighthouses	92%	94%

G. TOLL REGULATORY BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Tollway regulatory services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Tollway regulatory services improved

TOLLWAY REGULATORY PROGRAM

Outcome Indicator(s)
1. % decrease in toll road crashes	8,066	2%
2. % increase in average traffic volume in toll roads	931,399	2%
3. % decrease in the number of complaints received during public hearings on rate increases	15	5%

Output Indicator(s)
1. % of complaints acted upon	41	80%
2. No. of inspection conducted	176	214
3. Increased kilometer-length of toll road	123	80

APRIL 29, 2019	OFFICIAL GAZETTE	293
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

XXV. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. OFFICE OF THE DIRECTOR-GENERAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Sound economic and development management effected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Sound economic and development management effected

SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM

Outcome Indicator(s)
1. Percentage of policy recommendations adopted	N / A	85% average
2. Percentage of agenda items related to the plans for NEDA Board Committees where NEDA is the Secretariat	N / A	93% average
3. Average client satisfaction rating of members of the following with the secretariat services provided
a. NEDA Board	N / A	At least 3.75 / 5 or 75% (Very Satisfactory) average rating
NEDA Board Committees:
b. Social Development Committee	N / A	At least 3.5 / 5 or 70% (Very Satisfactory) average rating
c. Committee on Tariff and Related Matters	N / A	At least 2.5 / 5 or 50% (Satisfactory) average rating
d. National Land Use Committee	N / A	At least 4 / 5 or 80% (Very Satisfactory) average rating
e. Regional Development Committee	N / A	At least 4 / 5 or 80% (Very Satisfactory) average rating
f. Other Inter-Agency Committees	N / A	At least a 3.75 / 5 or 75% (Very Satisfactory) average rating
g. Regional Development Councils	N / A	At least a 4.45 / 5 or 89% (Very Satisfactory) average rating
Output Indicator(s)
1. Percentage of requests for policy recommendations on socio-economic and development matters prepared or reviewed within the required date and / or time of completion	99% average	97% average

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2. Number of plans prepared / updated and submitted within schedule to NEDA Board, RDCom, NLUC, RDCs, and / or Secretary of Socioeconomic Planning respectively, for approval	35 total	29 total 1 updated RM compendium 15 RDP 7 RSDF 5 RPFP 1 NPP
3. Number of economic reports prepared on or before the release of official statistics for each reference period	58 total	44 total

NATIONAL INVESTMENT PROGRAMMING PROGRAM

Outcome Indicator(s)
1. Average client satisfaction rating of members of the following with the secretariat services provided
NEDA Board Committees:
a. Investment Coordination Committee	N / A	At least 3.5 / 5 or 70% (Very Satisfactory) average rating
h. Infrastructure Committee	N / A	At least 5 / 5 or 100% (Outstanding) average rating
c. Other Inter-agency Committees	N / A	At least 4.5 / 5 or 90% (Very Satisfactory) average rating
2. Percentage of programs and projects approved by the Investment Coordination Committee included in the Public Investment Program (PIP)	83%	90%

Output Indicator(s)
1. Number of annual / medium-term public investment program documents prepared / updated and submitted by every end of the year to the concerned inter-agency bodies for appropriate action	17	17 total 1 PIP 1 TRIP 15 draft updated RDIP
2. Percentage of project appraised within target deadline	100%	90%

NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM

Outcome Indicator(s)
1. Adoption of Socio-Economic Report (SER) as basis for Budget Priorities Framework	SER adopted in Parts III and IV of the 2017 BPF	2018 SER adopted in Parts III and IV of the BPF
2. Percentage of requests for monitoring and evaluation (M&E) information for policy and decision-making made readily available to policy-makers and various stakeholders within prescribed period	100%	100% of data requests provided per quarter
3. Percentage of agencies with problematic projects alerted / assisted to hasten or put project implementation back on track and / or to address implementation issues	N / A	100% of agencies with problematic projects per quarter
Output Indicator(s)
1. Number of socioeconomic assessment reports prepared and released within schedule
a. Socio-Economic Report (SER)	1	1 SER
b. Regional Development Report (RDR)	15 total	15 total
2. One (1) annual report on the performance of Official Development Assistance (ODA) portfolio prepared and submitted to Congress on or before June 30 annually	1	1

APRIL 29, 2019	OFFICIAL GAZETTE	295
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

3. Percentage of programs / projects (i.e. Investment Coordination Committee-approved programs / projects with complete requirements) re-evaluated within target deadline	N / A	At least 90% of re-evaluation requests processed in 2019

B. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Alignment of volunteer programs and activities to the national development priorities assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Alignment of volunteer programs and activities to the national development priorities assured

NATIONAL VOLUNTEER SERVICE PROGRAM

Outcome Indicator(s)
1. Percentage of volunteer assisted projects in development priority areas	N / A	90% of 585
2. Percentage of target institutions and organizations participating in volunteering for development	N / A	20% of 100

Output Indicator(s)
1. Number of public information and advocacy activities on volunteerism conducted	N / A	11
2. Percentage of programs and projects monitored and evaluated	N / A	75% of 585
3. Number and percentage of organizations / institutions requesting assistance provided with the same within 30 days upon receipt of request	N / A	90% of 12

C. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Greater private sector participation thru Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Greater private sector participation thru Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects

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PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM

Outcome Indicator(s)
Number of new PPP projects added to the pipeline	6	6

Output Indicator(s)
1. Amount of new foreign funding for the PDMF secured	N / A	US$ 5 Million
2. Percentage of capacity building program milestone activities achieved as targeted per year	100%	100%
3. Number of PPP issuances or related policy instruments / documents adopted	N/A	4

D. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE (FORMERLY STATISTICAL RESEARCH AND TRAINING CENTER)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Statistical Capacity of Government Strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (00s) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Statistical Capacity of Government Strengthened

PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Percentage of training courses conducted with participants having significant increase in scores between the pre and post evaluation tests	100%	100%
2. Percentage of participants who were awarded certificate of completion	N/A	90%

Output Indicator(s)
1. Total number of training hours provided	1,113	1,575
2. Total number of persons trained	744	950

STATISTICAL RESEARCH PROGRAM

Outcome Indicator(s)
1. Percentage of completed research outputs that are utilized by stakeholders and / or adopted by the Philippines Statistical System (PSS)	94%	95%

Output Indicator(s)
1. Number of in-house research project completed	10	10
2. Number of theses / dissertations provided with financial support	1	3
3. Percentage of research studies completed which are published in a refereed journal and / or presented in a users’ or research forum or scientific conference within 12 months after completion	100%	100%

APRIL 29, 2019	OFFICIAL GAZETTE	297
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

E. PHILIPPINE STATISTICS AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Relevant and accessible statistics provided for evidence-based decision making

2.	Citizen’s access to social services facilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant and accessible statistics provided for evidence-based decision making

NATIONAL STATISTICS DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Number of website visits and percentage of favorable feedback	N/A	9 Million / 95%
2. Percentage of requests for civil registry documents granted within the prescribed timeframe	92%	92%

Output Indicator(s)
1. Number of surveys and censuses conducted and Percentage completed within target timeline	N/A	38 / 80%
2. Percentage of statistical products disseminated within the Advance Release Calendar or prescribed period	100%	100%
3. Number of data dissemination and fora conducted	7	41

STATISTICAL POLICY AND COORDINATION PROGRAM

Outcome Indicator(s)
1. Percentage of LGUs adopting statistical standards and classification systems	N/A	25%
2. Percentage of NGAs adopting statistical standards and classification systems	N/A	25%

Output Indicator(s)
1. Percentage of agencies with designated statistics which submitted budget proposals for review and endorsement to the DBM	N/A	60%
2. Number of new and updated statistical and classification systems	N/A	2
3. Number of statistical advocacy activities conducted	N/A	4

Citizen’s access to social services facilitated

CIVIL REGISTRATION PROGRAM

Outcome Indicator(s)
1. Percentage of civil registry documents which can be accessed by public through an online system	N/A	90%
2. Satisfaction rating by the public of the Civil Registration Services (CRS)	77%	77%

Output Indicator(s)
1. Number of servicing outlets maintained	41	41

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2. Number of Local Civil Registrars (LCRs) who are trained on laws, regulations and system on civil registration	N / A	100
3. Percentage of civil registry applications issued / completed within prescribed time frame	92%	92%

F. TARIFF COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Competitiveness of local industries enhanced and international trade promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Competitiveness of local industries enhanced and international trade promoted
TARIFF ADMINISTRATION PROGRAM
Outcome Indicator(s)
I. Number of implementing Executive Orders (EOs) on tariff modification submitted pursuant to Section 1608 of the Customs Modernization and Tariff Act (CMTA) based on Committee on Tariff Related Matters (CTRM) final decisions	1	1
2. Percentage of classification rulings issued under Section 1100 of the CMTA not overruled by the Department of Finance (DOF)	N / A	100%
Output Indicator(s)
1. Number of petitions for tariff modification acted upon, including conduct of public hearings, over the total number of petitions received	2	1
2. Number of applications for tariff classification ruling acted upon over the total number of applications received	351	223
3. Percentage of investigations on petitions for tariff modification completed within 30 days after termination of the public hearing / consultation and receipt of complete supporting documents pursuant to Section 1608 of the CMTA	100%	100%
4. Percentage of tariff classification rulings issued within 30 days after receipt of properly documented application, with complete supporting data and sample / picture of subject article, pursuant to Section 1100 of the CMTA	100%	100%

APRIL 29, 2019	OFFICIAL GAZETTE	299
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

INTERNATIONAL TRADE AND TARIFF NEGOTIATIONS PROGRAM
Outcome Indicator(s)
1. Number of implementing Executive Orders (EOs) on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and international agreements drafted pursuant to Section 1609 of the CMTA based on final CTRM decisions	1	1
2. Percentage of tariff lines in the Philippine Tariff Finder (PTF) updated within 30 days from the issuance of an EO on tariff modification and / or change in tariff nomenclature	N / A	100%
Output Indicator(s)
1. Number of investigations and public hearings / consultations conducted on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and other international agreements over the total number of requests for investigation / public consultation received	N / A	1
2. Number of tariff lines in the PTF updated over the number of tariff lines in an EO on tariff modification and / or change in tariff nomenclature	N / A	11,059
3. Percentage of investigations on tariff concessions to be granted by the Philippines under international agreements completed within 30 days after termination of the public hearing / consultation and receipt of complete supporting documents pursuant to Section 1609 of the CMTA	N / A	100%
TRADE REMEDY MEASURES PROGRAM
Outcome Indicator(s)
1. Percentage of completed formal investigations on dumping, safeguard and countervailing cases pursuant to Sections 711,712 and 713 of the CMTA not overturned under the judicial process	100%	100%
Output Indicator(s)
1. Number of applications for trade remedy measure acted upon over the total number of applications received	N / A	2/2
2. Percentage of formal investigations on dumping, safeguard and countervailing cases completed within 120 days (or 60 days when certified as urgent) from the date of receipt of endorsement from DTI / DA and receipt of complete supporting documents pursuant to Sections 711,712 and 713 of the CMTA	100%	100%

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XXVI. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

A. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE (PROPER)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
PRESIDENTIAL COMMUNICATIONS PROGRAM
Outcome Indicator
1. Percentage of news and photo releases used by selected print media	90%	90%
Output Indicators
1. Number of news and photo releases disseminated	2,507	3,047
2. Percentage of Presidential events and visits provided with coverage arrangements	95%	95%

B. BUREAU OF BROADCAST SERVICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
PUBLIC RADIO BROADCASTING PROGRAM
Outcome Indicator
1. Total number of listeners and percentage of market	17,5M	350,000
Output Indicators
1. Total number of radio broadcasting hours and percentage increase from previous year	126,100 hrs	126,100 hrs
2. Number of Cities and Municipalities reached and percentage to total	145 Cities 1,489 Municipalities	120 Cities 1,110 Municipalities

APRIL 29, 2019	OFFICIAL GAZETTE	301
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

C. BUREAU OF COMMUNICATIONS SERVICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
GOVERNMENT COMMUNICATIONS PROGRAM
Outcome Indicator
1. Percentage of the feedback survey respondents from the target audience who gained awareness of presidential policies and government programs after exposure to print and digital information materials and events	90%	90%
Output Indicators
1. Number of communication materials and events produced and disseminated	72,658	72,658
2. Percentage of the feedback survey respondents from the target audience who rated the communication materials and events as good or better	90%	90%
3. Percentage of materials and events produced as scheduled	90%	90%

D. NATIONAL PRINTING OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive and self-sustaining printing operations achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Responsive and self-sustaining printing operations achieved
NATIONAL PRINTING PROGRAM
Outcome Indicators
1. Ratio of cost operating expense against revenue / income	1:1	2:2

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2. Amount and percentage increase of revenue income	128,365,945	148,262,667 / 5%
3. Net income	43,943,702	55,905,293
Output Indicators
1. Number of printing work orders completed	1,400	1,400
2. Percentage of accuracy and completeness of printing work	95%	95%
3. Percentage of printing work orders delivered on time	95%	95%

E. NEWS AND INFORMATION BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
GOVERNMENT NEWS INFORMATION AND MEDIA SERVICES PROGRAM
Outcome Indicators
1. Percentage of national, provincial and foreign news stories and news photos utilized	100%	100%
2. Percentage of presidential stories and photos, transcripts, news monitoring reports and alerts and clippings utilized	100%	100%
3. Percentage of media arrangement, coordination, accreditation and assistance and press center operations rated as satisfactory or better	100%	100%
Output Indicators
1. Percentage of news, information and media services provided both locally and internationally	100%	100%
2. Percentage rating on news, information and media services that were provided both locally and internationally	100%	100%
3. Percentage of news, information and media services provided both locally and internationally rendered within prescribed schedule	100%	100%

F. PHILIPPINE INFORMATION AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

APRIL 29, 2019	OFFICIAL GAZETTE	303
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
DEVELOPMENT COMMUNICATION PROGRAM
Outcome Indicators
1. Access rate audience of IEC materials developed	85%	90%
2. Percentage of government information officers trained who rate the training as satisfactory or better	90%	90%
3. Percentage of public who are aware / informed of government programs	85%	90%
Output Indicators
1. Percentage of IEC materials produced / disseminated within the prescribed timeframe	90%	95%
2. Percentage of training accomplished within the prescribed timeframe	95%	95%
3. Percentage of consultations held or stakeholders consulted within the prescribed timeframe	95%	95%

G. PRESIDENTIAL BROADCAST STAFF (RTVM)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Public access, engagement and understanding of Presidential polices and government programs achieved
PRESIDENTIAL DOCUMENTATION AND BROADCAST MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of presidential events and activities hooked-up and aired by broadcast networks	100%	100%
2. Percentage of likes and shares of presidential events and activities through social media	90%	90%
3. Percentage of satisfactory feedback on requested video and audio materials by the broadcast networks and the general public	100%	100%

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Output Indicators
1. Number of presidential events and activities hooked-up and aired by broadcast networks	90%	90%
2. Number of presidential events and activities posted in social media	100%	90%
3. Number of technical support provided to various agencies, local and foreign organizations and broadcast networks meeting the required broadcast quality standard on a prescribed schedule	90%	90%

APRIL 29, 2019	OFFICIAL GAZETTE	305
OTHER EXECUTIVE OFFICES

XXVII. OTHER EXECUTIVE OFFICES

A. ANTI-MONEY LAUNDERING COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Effective Anti-Money Laundering and Combating the Financing of Terrorism (AML and CFT) Regime Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Effective Anti-Money Laundering and Combating the Financing of Terrorism (AML and CFT) Regime Improved
ANTI-MONEY LAUNDERING PROGRAM
Outcome Indicator
1. Percentage of cases filed which were favorably decided by the courts	95% (38 cases)	100%
Output Indicators
1. Percentage of Money Laundering / Terrorist Financing (ML / TF) cases acted upon based on international and domestic requests received	100% (299 cases)	100%
2. Percentage of AML / CFT trainings conducted on schedule	100% (400 trainings)	100%

B. CLIMATE CHANGE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Adaptive capacity of communities built, resilience of natural ecosystems to climate change increased, and mitigation opportunities towards sustainable development optimized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Adaptive capacity of communities built, resilience of natural ecosystems to climate change increased, and mitigation opportunities towards sustainable development optimized
CLIMATE CHANGE POLICY AND ADVISORY PROGRAM
Outcome Indicators
1. Percentage of National Climate Change Action Plan (NCCAP) activities programmed for implementation	28%	50%
2. Percentage of LGUs in the 18 major river basins with climate change adaptation and disaster risk reduction sensitive land use and development plans	70%	20%

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Output Indicators
1. Number of plans and policies developed and issued or updated and disseminated	14	11
2. Percentage of actual capacity building conducted	85%	75%
3. Percentage of trainees who rate the capacity building as good or better	99%	75%
RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of research program / projects approved for implementation	3.57%	10%
2. Number of partnerships with public and private stakeholders and international organizations	11	11
Output Indicators
1. Percentage of project proposals for qualification in the People’s Survival Fund (PSF) endorsed for approval	3.57%	30%
2. Percentage of applications for funding acted upon within 21 days	100%	75%
3. Percentage of climate change projects monitored over the last 2 years	75%	75%

C. COMMISSION ON FILIPINOS OVERSEAS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Philippine culture and values promoted

2.	Access to economic opportunities in industry and services for Micro, Small and Medium Enterprises (MSMEs), cooperatives and Overseas Filipinos (OFs) increased

ORGANIZATIONAL OUTCOME

Filipinos overseas are productive, well-integrated and active in local development initiatives

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Filipinos overseas are productive, well-integrated and active in local development initiatives
OVERSEAS FILIPINO WELFARE PROGRAM
Outcome Indicators
1. Number of programs developed or reviewed or updated	30	30
2. Percentage of program beneficiaries who rate the program services as good or better	96%	96%
3. Percentage of integrated programs at least twice in the last two years	105%	105%
Output Indicators
1. Percentage of overseas Filipinos assisted who rate the services as good or better	95%	95%
2. Percentage of overseas Filipinos who are aware of the programs of the CFO	115%	115%
3. Percentage of requests for assistance responded to within 24 hours	100%	100%

APRIL 29, 2019	OFFICIAL GAZETTE	307
OTHER EXECUTIVE OFFICES

D. COMMISSION ON HIGHER EDUCATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Lifelong learning opportunities for all ensured

2. Income-earning ability increased

3. Technology adoption promoted and accelerated

4. Innovation stimulated

ORGANIZATIONAL OUTCOME

Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners innovators, job creators and entrepreneurs for inclusive growth

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners innovators, job creators and entrepreneurs for inclusive growth
HIGHER EDUCATION REGULATION PROGRAM
Outcome Indicators
1. Percentage of Higher Education Institutions (HEIs) with Centers of Excellence, Center of Development, with recognized flagship program, with Autonomous or Deregulated status, or with Level III or Level IV accredited programs	255 / 2,396	12%
2. Percentage increase of higher education graduates able to demonstrate excellence in the 21st century global knowledge economy		480,000
3. Percentage of HEIs subjected to reform	129 / 2,396	5%
Output Indicators
1. Number and percentage of public and private HEIs visited / inspected / subjected to standards	1,013 (52.39%)	1,005 (51.93%)
2. Percentage of HEIs given incentives for offering quality higher education programs	250 / 2,396	10%
3. Percentage of permits issued within the prescribed period	322 / 1,011	25%
HIGHER EDUCATION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of tertiary graduates in science, engineering, manufacturing and construction	228,962 / 645,973	30%
2. Number and percentage increase of government industry-academe collaboration / cooperation on research and innovation projects and joint ventures, consultancy contracts and supervisory-faculty exchange	48	50
3. Percentage of scholarship grantees from CHED completing their courses in priority programs	4,430 / 5,171	80%
Output Indicators
1. Number of scholarships and student grants awarded	456,441	315,228
2. Number of faculty members provided with faculty development grants	9,443	5,693
3. Number of research, development and innovation project proposals funded	93	70

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E. COMMISSION ON THE FILIPINO LANGUAGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Filipino and other Philippine languages preserved, enriched and promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Filipino and other Philippine languages preserved, enriched, and promoted
FILIPINO AND OTHER PHILIPPINE LANGUAGES DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of endangered Philippine languages documented, translated, and validated	10% of 23 endangered languages	10% of 23 or 3
2. Percentage of LGUs and NGAs adopting Filipino in their official correspondence	1% of provincial LGUs and NGAs	1%
3. Percentage of NGAs with citizen’s charter translated into Filipino Output Indicators	1% of NGAs	1%
1. Number of historical works, cultural traditions, ethnolinguistic and government issuances translated into English or Filipino	1,000 pages	1,250 pages
2. Percentage of policy advice on language and resolutions adopted by CHED, DepEd and other stakeholders	85%	90%
3. Number of incentives, grants, and awards provided for the writing and publication of works in Philippine languages	18	18

F. DANGEROUS DRUGS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

The illegal use of dangerous drugs by Filipinos is prevented and controlled

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
The illegal use of dangerous drugs by Filipinos is prevented and controlled.

APRIL 29, 2019	OFFICIAL GAZETTE	309
OTHER EXECUTIVE OFFICES

DRUG ABUSE PREVENTION AND CONTROL PROGRAM
Outcome Indicators
1. Percentage increase in the program activities implemented by member agencies of DDB	901,176	10%
2. Percentage decrease in the estimated number of dangerous drug users by 20% every 5 years	1,755,654	2%
Output Indicators
1. Number of anti-drug abuse advocacies / activities developed and implemented	22	32
2. Number of individuals trained	6,834	6,905
3. Number of board regulations / resolutions / issuances / policies formulated	619	682

G. ENERGY REGULATORY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Quality and reliability of electricity supply, and reasonable pricing ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Quality and reliability of electricity supply, and reasonable pricing ensured
ELECTRIC POWER INDUSTRY REGULATORY PROGRAM
Outcome Indicators
1. Percentage of Power Supply Agreement (PSA) cases with prayer for provisional authority acted upon within 75 days from filing	82%	82%
2. Percentage of documents for external cases filed within the reglementary period	80%	80%
3. Percentage of show cause orders issued involving Certificate of Compliance (COC) and Retail Electricity Suppliers (RES) licenses within 45 days from the discovery of violation	98%	98%
Output Indicators
1. Percentage of applications for Certificate of Compliance (COC) acted upon within 50 days from receipt of complete requirements	98%	98%
2. Number of audits conducted on sites and facilities (subjected to rate audits and regulatory visits)	836	836
3. Percentage of consumer related cases resolved / decided within 60 days from the time the case was submitted for resolution	70%	70%
4. Percentage of non-consumer related cases resolved / decided within 90 days from the time the case was submitted for resolution	60%	60%
5. Number of rules and resolutions promulgated	7	7
6. Number of new watt-hour meters tested and calibrated	1,440,000	1,440,000

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H. FILM DEVELOPMENT COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

1. Local films quality upgraded

2. Film heritage preserved and protected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Local films quality upgraded
FILM INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Ratio of ‘quality films shown to number of films produced	5:6	5:6
2. Percentage of films given awards from those provided assistance	20%	25%
3. Percentage increase in film workers provided employment over previous year	5%	7%
Output Indicators
1. Percentage of local films which applied for Cinema Evaluation Board (CEB) grading	80%	85%
2. Percentage of films Graded “A” or “B” within the prescribed period	85%	85%
3. Percentage of stakeholders who rate the promotional events as good or better	90%	92%
Film heritage preserved and protected
FILM HERITAGE PRESERVATION PROGRAM
Outcome Indicators
1. Percentage of growth in archives holdings	5%	5%
2. Percentage of recoverable films made available for public viewing	0.50%	0.50%
3. Percentage of persons viewing the preserved films who rate the quality of the preservation as good or better	96%	96%
Output Indicators
1. Number and percentage of films evaluated and considered for restoration	25,500	765 3% (baseline: 25,500)
2. Number of audio-visual elements deposited and managed in the Archives	25,500	25,500
3. Number of films restored	1	1

I. GAMES AND AMUSEMENTS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

APRIL 29, 2019	OFFICIAL GAZETTE	311
OTHER EXECUTIVE OFFICES

ORGANIZATIONAL OUTCOME

Fair and safe professional sports and games developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Fair and safe professional sports and games developed
PROFESSIONAL GAMES AND AMUSEMENTS REGULATORY PROGRAM
Outcome Indicators
1. Increase in revenue collection from off-track betting and professional sports	₱17,400,000.00	₱18,000,000.00
2. Percentage of license holders / registered entities and permit holders with two (2) or more violations recorded over the current year as a percentage of the total number of violators	100% (no violation)	100% (no violation)
Output Indicators
1. Percentage of annual inspections of licensed persons and registered entities	100%	100%
2. Percentage of enforcement actions that are resolved within seven (7) days	100%	100%
3. Percentage of licenses and permits issued within two (2) days	100%	100%

J. GOVERNANCE COMMISSION FOR GOVERNMENT-OWNED OR CONTROLLED CORPORATIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development
GOCC REGULATORY PROGRAM
CORPORATE STANDARDS SERVICES SUB-PROGRAM
Outcome Indicator
1. Percentage of GOCCs with improved corporate governance scorecard rating Output Indicators	63.50%	67%
1. Percentage of GOCCs with assessed corporate governance scorecard		100%
2. Development of the new Compensation and Position Classification System (CPCS)		80%
3. Percentage of GOCCs with complete submissions for E.O. No. 36 applications processed

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4. Percentage of qualified individuals as candidates for GOCC Appointive Director seats included in the talent pool	190%	220%
CORPORATE GOVERNANCE SERVICES SUB-PROGRAM
Outcome Indicator
1. Percentage of GOCCs with performance scorecard achieving Social Impact, Stakeholders, and Financial targets	Establish baseline	10% improvement from baseline
Outcome Indicator
1. Proportion of GOCCs with identified competition issues recommended for action	100%	100%
2. Percentage of GOCCs with complete documents that are Rationalized / Reorganized	100%	100%
3. Percentage of GOCCs with substantial submission and subjected to Performance Targets Setting during the 3rd quarter of the year	60%	70%

K. HOUSING AND LAND USE REGULATORY BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Rational use of land and orderly development of communities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Rational use of land and orderly development of communities improved
LAND USE REGULATORY PROGRAM
Outcome Indicators
1. Number and percentage of reviewed Comprehensive Land Use Plans (CLUPs) and Provincial Physical Framework Plans (PPFPs) compliant to land use planning standards and guidelines		12 (70%)
2. Percentage of stakeholders who rated HLURB regulatory processes as satisfactory or better		90%
Output Indicators
1. Percentage of HOA applications for registration approved and registered within the prescribed period		95%
2. Percentage of license to sell applications acted upon within the prescribed period		90%
3. Percentage of inspections that result in issuance of notice of violation	21%	21%
LAND USE ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage of decisions elevated to Court of Appeals that are affirmative		90%
2. Percentage of stakeholders who rated HLURB adjudication processes as satisfactory or better		43%

APRIL 29, 2019	OFFICIAL GAZETTE	313
OTHER EXECUTIVE OFFICES

Output Indicators
1. Percentage of decisions rendered out of the total number of cases	46%
2. Percentage of decisions rendered within sixty (60) days out of the total number of cases ripe for resolution	62%
3. Percentage of decisions rendered on HOA disputes within sixty (60) days out of the total number of HOA cases ripe for resolution	67%

L. HOUSING AND URBAN DEVELOPMENT COORDINATING COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to shelter security expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access to shelter security expanded
HOUSING DEVELOPMENT COORDINATION PROGRAM
Outcome Indicators
1. Percentage of families provided secure tenure through different modalities (housing need / demand)		12.37%
2. Proportion of socialized and low-cost housing target vis-a-vis housing needs		129,933:1,034,063 (socialized) 57,232:1,034,063 (low-cost)
3. Percentage increase in socialized housing assistance / financing		12.06%
Output Indicators
1. Number of policies developed and issued or updated and disseminated	542	435
2. Number of strategies developed and adopted to address housing needs		2
3. Number of families provided secure tenure (through subdivision survey)		1,500 (through CELA)
4. Database and shelter information developed		2
URBAN DEVELOPMENT COORDINATION PROGRAM
Outcome Indicators
1. Number of LGUs with draft Local Shelter Plan formulation and local housing project
2. Proportion of cities with multi-stakeholder councils or similar bodies for local housing and urban planning needs		10 out of 1,634 LGUs
3. Percentage increase of slum communities and urban centers redeveloped and / or transformed		1%
Output Indicators
1. Number of LGUs provided with technical assistance in shelter planning by Writeshop		130

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2. Number of LGUs provided with technical assistance in establishing systems and mechanisms against professional squatters and squatting syndicates	20
3. Baseline and benchmark studies for urban development	1

M. MINDANAO DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

ORGANIZATIONAL OUTCOME

Development of Mindanao coordinated and facilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Development of Mindanao coordinated and facilitated
MINDANAO DEVELOPMENT PLANNING AND MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Number and percentage change in the number of institutions adopting the Mindanao 2020 (M2020) / Mindanao Development Corridors (MDC) Plan in their development plans	N / A	2
2. Percentage of policy recommendations adopted / acted upon by stakeholders	75%	75%
3. Percentage of facilitated projects funded by agencies	100%	30%
Output Indicator(s)
1. Number of plans, policies, programs, projects and other mechanisms implemented / strengthened / institutionalized	56	58
2. Percent of Mindanao-wide / interregional mechanisms that are rated as good or better by the LGUs / NGAs / POs concerned	90%	100%
3. Percent of mechanisms (i.e. focus on facilitation work for investment promotions, dialogues, industry matching, etc.) submitted / completed / made available three (3) working days prior to prescribed deadline	90%	100%
MINDANAO GOVERNANCE AND INSTITUTIONAL SUPPORT PROGRAM
Outcome Indicator(s)
1. Percentage of acceptability of MinDA’s development mechanisms by stakeholders	N / A	90%
Output Indicator(s)
1. Number of resolutions, partnership agreements, endorsements and other legal mechanisms generated in support to MinDA’s development initiatives	1	8
MINDANAO INVESTMENTS PROMOTION PROGRAM
Outcome Indicator(s)
1. Percentage of generated investment leads turned into investment projects	N / A	5%
2. BIMP-EAGA investment priorities adopted / funded upon by stakeholders	N / A	3

APRIL 29, 2019	OFFICIAL GAZETTE	315
OTHER EXECUTIVE OFFICES

Output Indicator(s)
1. Number of investment leads being developed through feasibility studies and value of the projects	N / A	5
2. Number of investment projects ongoing and investments already poured from them	N / A	5

N. MOVIE AND TELEVISION REVIEW AND CLASSIFICATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television, publicity materials, and optical media

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television, publicity materials, and optical media
MOVIE AND TELEVISION REGULATORY AND DEVELOPMENTAL PROGRAM
Outcome Indicators
1. Percentage of entities (theaters, television networks, cable television operators, production outfits and film distributors) under MTRCB’s jurisdiction that are compliant with MTRCB rules	85%	85%
2. Increase in the level of awareness of the Public on the relevance of classification system for movies and television	a. 46	b. 5% decrease in the number of complaints received from public viewers
	b. 46	b. 5% decrease in the number of cases filed for violation of PD 1986 and its implementing rules and regulations
3. Percentage of movie, television and optical media materials that are reviewed and classified Output Indicators	100%	100%
1. Percentage of materials submitted for classification that are acted upon within ten (10) days from receipt	100%	100%
2. Percentage of cases resolved within ninety (90) days	80%	80%
3. Number of seminars, fora, infomercials and other information dissemination activities conducted	85	85

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O. NATIONAL COMMISSION FOR CULTURE AND THE ARTS

O.1. NATIONAL COMMISSION FOR CULTURE AND THE ARTS - PROPER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

1.	Arts and culture management enhanced through coordinated actions among affiliated cultural agencies

2.	Sense of nationhood and pride in being Filipino strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Arts and culture management enhanced through coordinated actions among affiliated cultural agencies
NATIONAL CULTURE AND ARTS COORDINATION PROGRAM
Outcome Indicators
1. Number and percentage increase of institutionalized culture and arts programs among affiliated cultural agencies	8 institutionalized culture and arts programs	1 and 5%
2. Percentage of stakeholders who rated the implementation of policies on coordination as good or better	-	85%
Output Indicators
1. Number of policies on coordination developed with affiliated cultural agencies for the enhancement of culture and arts management	-	2 policies on coordination
Sense of nationhood and pride in being Filipino strengthened
NATIONAL CULTURE AND ARTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of audience for NCCA programs, events and activities	2017: 55,876,711 direct and indirect audience count	5% or 2,793,835
2. Percentage increase in the number of participants who expressed deeper appreciation of Philippine culture and arts	-	5%
3. Percentage increase in average value of assets under administration	2017 actual: 1.886 Billion	1.5% or ₱28 Million
Output Indicators
1. Number of projects implemented on advancing “pagkamalikhain” value of creative excellence, strengthening culture-sensitive public governance and development, valuing our diverse culture and inculcating Filipino values for the common good	-	560 projects
2. Number of evaluation reviews of the NCCA investment	2017 actual: 12 times	6 evaluation reviews

APRIL 29, 2019	OFFICIAL GAZETTE	317
OTHER EXECUTIVE OFFICES

O.2. NATIONAL ARCHIVES OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

1. Management of Government Records Strengthened

2. Awareness, Appreciation and Access to Archival Records Strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Management of Government Records Strengthened
GOVERNMENT RECORDS MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of government agencies / offices with approved / updated Records Disposition Schedule	338 offices - Exec. Branches Actual 2017: 13 offices	4% (15 offices)
2. Number and percentage of government agencies / offices with Records Disposition System implemented	4,315 offices - Executive Branches including Regional Offices and Attached Agencies, GOCCs, GFIs, Water Districts, Judiciary, Constitutional, Legislative, Hospitals and SUCs	970 offices / 22%
3. Percentage of government offices included in the National Inventory of Public Records		0
Output Indicators
1. Number and percentage increase of agencies / offices provided with technical assistance	2017 actual: 1,520 government agencies / offices	76 offices / 5% (1,596 offices)
2. Percentage of requests for authority for disposition of records approved	2017 actual: 75% (1,288 approved authority / 1,717 requests)	75%
Awareness, Appreciation and Access to Archival Records Strengthened
GOVERNMENT ARCHIVES ADMINISTRATION PROGRAM
Outcome Indicators
1. Percentage increase in the number of records served to general public	2017 basis: 20,763	5% / 1,038 (21,801)
2. Percentage increase of users who rated services as good or better	2017 Actual: Good, Better and Best - 7,061 Total respondents - 7,229	3% / 212 (7,273)
Output Indicators
1. Number of pages of archival holdings processed	2017 actual: 2,469,048 pages	2,400,000 pages
2. Number of pages of damaged records restored	2017 actual: 6,581 pages	6,500 pages
3. Number of promotional activities through printed publication, exhibits, and other media	2017 actual: 5 promotional activities	2 promotional activities

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O.3. NATIONAL HISTORICAL COMMISSION OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

1. Management and Preservation of National Shrines and Artifacts strengthened

2. Awareness, appreciation and access of historical and cultural heritage increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Management and Preservation of National Shrines and Artifacts strengthened
HISTORICAL ASSET PRESERVATION AND MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of restored historic sites and structures	6%
2. Percentage increase in the number of conserved and restored historical artifacts and objects	5%
Output Indicators
1. Number of historical objects (monuments, shrines, sites, landmarks, relics and documents) under management	1,267
2. Percentage of protected and preserved sites open for public viewing	90%
3. Percentage of visitors who rate the quality of preservation as good or better	90%
Awareness, appreciation and access of historical and cultural heritage increased
HISTORICAL COMMEMORATION AND PROMOTION PROGRAM
Outcome Indicators
1. Percentage increase in the number of participants in national events	10%
2. Percentage increase in the number of media articles published with favorable coverage	50%
Output Indicators
1. Number of promotion / special events held (commemorative events, markers, seminars, exhibits, contests, book launch, etc.)	145
2. Percentage of requests for information met within the prescribed timeframe	90%
3. Percentage of participants who rated the promotion / special events as satisfactory or better	90%

APRIL 29, 2019	OFFICIAL GAZETTE	319
OTHER EXECUTIVE OFFICES

0.4. NATIONAL LIBRARY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Collection, access, and preservation of library resources increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Collection, access, and preservation of library resources increased
NATIONAL LIBRARY PROGRAM
Outcome Indicators
1. Average number of daily library users Output Indicators	423 (111,787 users / 264 days)	300 min, 400 max
1. Number of new library materials acquired	89,091 volumes	60,000 volumes
2. Number of Filipiniana materials preserved	92,207,200 pages	104,207,200 pages
3. Number of research / publications produced	2	2
LIBRARY EXTENSION PROGRAM
Outcome Indicators
1. Percentage increase in users of extension / affiliated (public) libraries	87.66% (841,967)	10% -200,000
Output Indicators
1. Number of extension libraries supported	315 public libraries	345 public libraries
2. Number of extension libraries established	20 public libraries	20 public libraries

P. NATIONAL INTELLIGENCE COORDINATING AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council
NATIONAL INTELLIGENCE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of intelligence reports utilized by National Security Council / National Security Adviser in his report to the President	90%	90%

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2. Percentage of actionable intelligence provided to law enforcement units that led to positive results	100%	100%
3. Percentage of information provided to requesting agencies served as basis in the effective implementation of their mandated functions	100%	100%
Output Indicators
1. Percentage of intelligence reports and estimates for the President, Cabinet, National Security Council, National Security Adviser, and / or law enforcement units produced and disseminated within the prescribed timeframe	100%	100%
2. Percentage of government security services (Records Check, Background Investigation, Recommendation for the Grant of Security Plates, Security Survey, Security Inspection and Audit) provided within requested time	100%	100%
3. Percentage of inputs to policy and decision-making are disseminated within five (5) days	100%	100%

Q. NATIONAL SECURITY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Relevant, responsive, timely and accurate national security policy advice provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Relevant, responsive, timely and accurate national security policy advice provided
NATIONAL SECURITY POLICY ADVISORY PROGRAM
Outcome Indicator
1. Percentage of policy research and strategic studies adopted by the President and the Cabinet Cluster on Security Output Indicators	100%	100%
1. Number of reports planned / targeted for the year addressing the National Security Policy (NSP) objectives completed	15,434	15,434
2. Percentage of policy research and strategic studies rated by the stakeholders as satisfactory or better	100%	100%
3. Percentage of real time national security related presidential situational awareness reports submitted within the prescribed timeframe	100%	100%
NATIONAL SECURITY MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage increase in national security institutional exchanges / linkages / strategic relations established and sustained	100%	100%

APRIL 29, 2019	OFFICIAL GAZETTE	321
OTHER EXECUTIVE OFFICES

Output Indicators
1. Number of essential elements of information levied to the intelligence sector through NICA	548	548
2. Percentage of clientele who rated the real-time coordination of national intelligence requirements as satisfactory or better	100%	100%

R. OFFICE OF THE PRESIDENTIAL ADVISER ON THE PEACE PROCESS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

ORGANIZATIONAL OUTCOME

1.	Negotiated political settlement of all internal armed conflicts achieved

2.	Convergent, conflict sensitive and peace promoting (CSPP) delivery of government services in conflict-affected areas improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Negotiated political settlement of all internal armed conflicts achieved
TECHNICAL ADVISORY AND SUPPORT SERVICES ON THE COMPREHENSIVE PEACE PROCESS PROGRAM
Outcome Indicators
1. Percentage of completion of delivery of the components of the Annex on Normalization namely security, socioeconomic component, confidence-building measures and transitional justice and reconciliation	15%	15%
2. Percentage completion of the implementation of remaining commitments under the Final Peace Agreement (FPA)	50%	50%
3. Number of comprehensive agreements signed	3	3
4. Percentage completion of the implementation of agreements	75%	25%
Output Indicators
1. Number of mechanisms reconstituted and operationalized for the implementation of the Comprehensive Agreement on the Bangsamoro (CAB)	10	13
2. Number of mechanisms for the implementation of GPH-MNLF peace agreement established and operationalized	2	2
3. Number of policies issued and adopted	3	2
4. Number of mechanisms supporting the transition of non-state armed groups (NSAGs) into legitimate political or socioeconomic organizations established and / or operationalized	4	8
Convergent, conflict sensitive and peace promoting (CSPP) delivery of government services in conflict-affected areas improved

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PAMANA PROGRAM
Outcome Indicators
1. Percentage of partner NGAs and LGUs implementing plans and programs following CSPP approaches
2. Number of women beneficiaries provided with National Action Plan on Women, Peace and Security (NAP-WPS) interventions
3. Number of peace constituencies / stakeholders expressing support for the peace process
Output Indicators
1. Percentage of socioeconomic interventions delivered
2. Number of localized NAPWPS implemented

3. Percentage of target peace constituencies / stakeholders capacitated on peacebuilding and CSPP approaches supporting the peace processes Note: The FY 2019 budget for PAMANA Program is already lodged under the respective implementing agencies. Hence, there will no longer be FY 2019 targets for the PAMANA Program.

S. OPTICAL MEDIA BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Optical Media Industry effectively regulated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Optical Media Industry effectively regulated
OPTICAL MEDIA INDUSTRY REGULATORY PROGRAM
Outcome Indicator
1. Maintain the Philippine status of not being included in the 301 Watchlist (USTR)	Not to be included in 301 Watchlist (USTR)	Not to be included in 301 Watchlist (USTR)
Output Indicators
1. Percentage of registrations and licenses acted upon within the prescribed timeframe	80%	80%
2. Number and percentage of Inspection Orders served on optical media establishments acted upon within the prescribed timeframe	2,400 80%	2,400 100%
3. Percentage of:
a. administrative cases filed / charged within fifteen (15) days; and	80%	90%
b. clearances issued within the day	80%	90%

APRIL 29, 2019	OFFICIAL GAZETTE	323
OTHER EXECUTIVE OFFICES

T. PASIG RIVER REHABILITATION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Environmental Quality Improved

ORGANIZATIONAL OUTCOME

Waterways (Pasig River System) Rehabilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Waterways (Pasig River System) Rehabilitated
PASIG RIVER REHABILITATION PROGRAM
Outcome Indicators
1. Percentage reduction of solid waste in the waterways	35,060 Informal Settler Families (ISFs)	60.36%
2. Percentage of easement made accessible for public use	348,329.16 linear meters	12.82%
3. Percentage of Pasig River rehabilitated Output Indicators	348,329.16 linear meters	0.56%
1. Total length (or area) of Environmental Preservation Areas (EPAs) developed	348,329.16 linear meters	1,943 linear meters
2. Total number of coordination, monitoring, integration and execution (CMIE) efforts organized	58 CMIE efforts	150 CMIE efforts

U. PHILIPPINE COMPETITION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Consumer welfare improved

2.	Market efficiency improved

ORGANIZATIONAL OUTCOME

Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced
COMPETITION POLICY ENFORCEMENT PROGRAM
Outcome Indicator
1. Stakeholder awareness of competition policy in the Philippines		4%
Output Indicators
1. Number of advocacy and communication activities completed		17

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2. Percentage of complaints and competition-related issues investigated or studied		90%
3. Percentage of mergers and acquisitions reviewed within the prescribed timeframe		90%
V. PHILIPPINE DRUG ENFORCEMENT AGENCY STRATEGIC OBJECTIVES SECTOR OUTCOME Security, public order, and safety ensured ORGANIZATIONAL OUTCOME Supply of drugs suppressed PERFORMANCE INFORMATION
ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Supply of drugs suppressed
DANGEROUS DRUGS SUPPLY REDUCTION AND SUPPRESSION PROGRAM
Outcome Indicator
1. Percentage decrease in barangay-drug affectation	25% (6,665)	25% decrease in the barangay-drug affectation. This is 25% of 26,659 which is around 6,665.
Output Indicators
1. Percentage of high value targets (HVTs) arrested in total arrests	total number of arrests	25% arrested drug personalities are high value targets
2. Number of High Impact Operations (HIOs) conducted and % to total operations conducted during the year	275 (16.46%)	250 of total operations are High Impact Operations (HIOs)
3. Percentage of drug-related information and reports acted upon which resulted to anti-drug operations	total drug-related information and reports acted upon	25% of total drug-related information and reports acted upon resulted to anti-drug operations

W. PHILIPPINE RACING COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and safe horse racing industry developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Fair and safe horse racing industry developed

APRIL 29, 2019	OFFICIAL GAZETTE	325
OTHER EXECUTIVE OFFICES

HORSE RACING INCENTIVE PROGRAM
Outcome Indicators
1. Projected government revenue generated from gross sales	1,100,000,000	1,200,000,000
2. Generated Direct Employment	1,500	1,500
Output Indicators
1. Number of races conducted as scheduled according to standards	40 stakes races	45 stakes races
2. Amount of prize money and percentage of paid within	61 million @ 100%	110 million @ 100%
3 days after the race
HORSE RACING REGULATORY PROGRAM
Outcome Indicators
1. No. of license holders with 1 or more recorded violations in the last three years	200 Individuals	200 Individuals
2. Decrease in the number of accidents	30 cases in 2017	5% decrease
Output Indicators
1. Number of applicants for registration, permits, and licenses acted upon within one (1) month	4,000	4,000
2. Number of inspections and investigations undertaken	150	150
3. Percentage of enforcement actions undertaken and resolved as a percentage of the total number of violations	100%	100%

X. PHILIPPINE SPORTS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Participation in local and international sports competition and source of Filipino athletic talents increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Participation in local and international sports competition and source of athletic talents increased
AMATEUR SPORTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of grassroots athletes competing in the the Philippine National Games and Batang Pinoy Games	24,040	15,759
2. Number of Filipinos participating in Sports-for-All activities	129,948	88,761
3. Number of national athletes participating in international and national competitions	1,454	250
Output Indicators
1. Number of LGUs sending delegates in PSC competitions	274	302
2. Number of promotional events / activities held	68	32
3. Number of national athletes and coaches supported	984	989 ave

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Y. PRESIDENTIAL LEGISLATIVE LIAISON OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

The Presidential policy reform agenda and the Administration’s program of governance promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
The Presidential policy reform agenda and the Administration’s program of governance promoted
LEGISLATIVE POLICY REFORMS AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of measures in the President’s Legislative Priorities shepherded towards the advance stages of the legislative process	75% (40 bills)	100% (50 bills)
2. Percentage of other congressional measures harmonized and made consistent with the standards and policies of the Administration	100% (50 bills)	100% (50 bills)
3. Percentage of issues addressed to enhance executive-legislative relations	100% (25 bills)	100% (25 bills)
Output Indicators
1. Number of advisories / reports relative to legislative / congressional concerns prepared and submitted to the President / Cabinet	3,615	3,615
2. Number of interventions employed which led to consensus among stakeholders and the harmonization of pending measures in Congress with the policies of the Administration	2,007	3,386
3. Number of presidential activities / engagements with legislators and other stakeholders facilitated	147	225

APRIL 29, 2019	OFFICIAL GAZETTE	327
OTHER EXECUTIVE OFFICES

Z. PRESIDENTIAL MANAGEMENT STAFF

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive staff support for the Presidency and facilitation work on Presidential priorities and directives

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS ((PIs)	BASELINE	2019 TARGETS
Responsive staff support for the Presidency and facilitation work on Presidential priorities and directives
PRESIDENTIAL STAFF SUPPORT PROGRAM
Output Indicators
1. Percentage of briefers and / or profiles for Presidential engagements submitted		100%
2. Percentage of directive monitoring reports submitted		100%
3. Percentage of Presidential engagement managed		100%

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XXVIII. AUTONOMOUS REGION IN MUSLIM MINDANAO

A. AUTONOMOUS REGIONAL GOVERNMENT IN MUSLIM MINDANAO

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and Lasting Peace Attained

ORGANIZATIONAL OUTCOME

1.	Open, transparent, accountable and inclusive governance practiced and sustained in ARMM

2.	Environment for more secured communities in ARMM improved and sustained

3.	Investments, employment and income in ARMM increased

4.	Access of ARMM communities to basic services for human capital development improved

5.	Infrastructure development for socio-economic growth in the region accelerated

6.	Integrity of ecosystems, adaptation to climate change, and disaster resilience of communities in ARMM enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Open, transparent, accountable and inclusive governance practiced and sustained in ARMM
REGIONAL LEGISLATIVE PROGRAM
Outcome Indicators
1. Percentage of bills enacted and implemented	92%	93%
Output Indicators
1. Number and percentage of bills approved	20 / 80%	21 / 85%
2. Number and percentage of resolutions adopted	60 / 95%	60 / 95%
3. Number and percentage of journals published	88 / 75%	88 / 75%
ADMINISTRATION OF REGIONAL AUTONOMY AND FINANCIAL RESOURCES MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of ARMM agencies / LGUs which rated the fund management services as good or better	80%	90%
2. Percentage of ARMM frontline agencies where performance are rated satisfactory or better by their clients	80%	90%
Output Indicators
1. Percentage of recipient ARMM agencies and LGUs which received their funds regularly and on time	85%	95%
2. Percentage of major frontline and locally funded agencies which received their fund regularly and on time	85%	95%
Environment for more secured communities in ARMM improved and sustained
PEACE, LAW AND ORDER, AND HUMAN RIGHTS PROTECTION AND PROMOTION PROGRAM
Outcome Indicator
1. Percentage decrease in recorded crime incident / insurgency attack	5%	10%

APRIL 29, 2019	OFFICIAL GAZETTE	329
AUTONOMOUS REGION IN MUSLIM MINDANAO

2. Percentage increase on human rights violation cases recommended for prosecution or administrative actions that are acted upon	2%	2%
Output Indicators
1. Number and percentage of families reconciled and reunited (RIDO)	20 / 10%	20 / 10%
2. Number and percentage of victims of human rights abuse provided assistance	696 / 80%	696 / 80%
Investments, employment and income in ARMM increased
AGRICULTURE, FISHERY AND LAND REFORM PROGRAM
Outcome Indicators
1. Percentage of agriculture and fisheries beneficiaries who rated the Technical Assistance as satisfactory or better	55%	63%
2. Percentage of farmers maintaining the ownership of the award to total ARBs whose titles have been issued	10%	23%
3. Percentage increase in agricultural productivity	1.50%	2.50%
4. Percentage increase in agricultural household income	2%	3.50%
Output Indicators
1. Number of agriculture and fisheries beneficiaries rendered Technical Assistance	2,794	3,893
2. Total area acquired, surveyed and distributed to agrarian reform beneficiaries (ARBs) (in hectares)	950	998
3. Number and percentage of submitted cases disposed / resolved	373 / 100%	392 / 100%
EMPLOYMENT PROMOTION AND DEVELOPMENT OF INDUSTRIAL PEACE MAINTENANCE PROGRAM
Outcome Indicators
1. Placement rate of qualified jobseekers	95%	95%
2. Percentage of Special Program for Employment of Students (SPES) beneficiaries who graduated from Tech Voc or College Courses	100%	100%
3. Number of labor and management representatives and other stakeholders who attended the public consultations	400	450
Output Indicators
1. Number and percentage increase of Job Fairs / Special Recruitment Activities (SRA) conducted	30 / 95%	30 / 95%
2. Number and percentage increase of Labor Relations, Human Relations and Productivity orientation-seminars / trainings conducted	20 / 95%	25 / 95%
3. Number and percentage of displaced families / beneficiaries provided with Kabuhayan Starter Kit / Emergency Employment	3,000 / 95%	3,500 / 95%
4. Number of college / voc-tech graduates employed under DOLE-Government Internship Program (GIP)	300	400
5. Number and percentage of Wage Orders / Implementing Rules / Resolutions / Memorandum Circulars issued and copies distributed	789 / 95%	830 / 100%

TRADE, INDUSTRY AND INVESTMENT DEVELOPMENT, PROMOTION AND REGULATORY PROGRAM
Outcome Indicators
1. Amount of investments targeted achieved	900 M	2.11 B

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2. Percentage increase in revenue from the previous year from trade fairs / exhibits	20%	25%
3. Percentage increase in SMEs	10%	10%
4. Percentage increase in number of domestic and foreign tourists	10%	10%
Output Indicators
1. Number and percentage increase of promotion activities / events conducted (trade fairs / exhibits)	30 / 100%	30 / 100%
2. Number and percentage of Business Name Registration (BNR) processed	1,807 / 10%	1,987 / 10%
3. Number and percentage of SMEs provided skills training / capability building services	25 / 20%	30 / 20%
4. Number and percentage increase of cooperatives monitored / supervised	566 / 100%	5,400 /100%
Access of ARMM communities to basic services for human capital development improved
HEALTH AND NUTRITION PROGRAM
Outcome Indicators
1. Percentage of fully immunized children	32.17%	81%
2. Modern contraceptive prevalence rate	35%	41%
3. Percentage decrease in occurrence of preventable diseases	5%	5%
4. Percentage of facility based births	58.86%	70%
Output Indicators
1. Number of out-patients and in-patients managed	241,062 / 89,373	365,523/ 121,508
2. Number and percentage of persons given vaccination against preventable diseases	600,542 / 100%	600,542 / 100%
3. Number and percentage of persons with disease provided with health intervention	365,523 / 95%	365,523 / 95%
EDUCATION, SCIENCE AND TECHNOLOGY PROGRAM
Outcome Indicators
1. National Achievement Test (NAT) rating of Grade 6 pupils and 4th year students	Grade 6 : 60%	64%
	4th Year: 41%	46%
2. Number and percentage of higher education institutions (HEIs) receiving support for accreditation	0 / 0%	4 / 5%
3. Percentage of TVI graduates who are employed	10.17%	30%
Output Indicators
1. Number of pupils enrolled in public kindergarten, elementary and secondary schools	Kindergarten: 95,575	97,267
	Elementary: 603,455	648,787
	High School: 140,362	151,619
2. Number and percentage of HEIs evaluated, monitored and supervised	66 / 90%	66 / 90%
3. Percentage of registered TVIs operating in accordance with existing laws and regulations	69%	90%
4. Number and percentage increase of technologies transferred / promoted and commercialized	22 / 0%	22 / 0%
5. Number and percentage increase of R&D activities supported	8 / 0%	8 / 0%

SOCIAL WELFARE AND PROTECTION PROGRAM
Outcome Indicators
1. Percentage of poor families provided with two (2) or more Social Welfare and Development (SWD) services	26%	30%

APRIL 29, 2019	OFFICIAL GAZETTE	331
AUTONOMOUS REGION IN MUSLIM MINDANAO

2. Percentage of children in Community Development Centers and Supervised Neighborhood Play with maintained and improved nutritional status	5%	10%
3. Percentage of registered / accredited SPSP complying with the prescribed standard	90%	95%
Output Indicators
1. Number and percentage increase of Social protection Service Providers (SPSP) registered, licensed / accredited and monitored	7,898 / 79%	10,000 / 100%
2. Number and percentage of families / individuals provided with community and center-based services	57,787 / 27%	04,440 / 30%
3. Number and percentage of IDP families who are victims of natural calamities / armed conflict provided with emergency relief assistance	19,740 / 39%	50,000 / 100%
Infrastructure development for socio-economic growth in the region accelerated
TRANSPORTATION AND COMMUNICATION REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in collection remitted to Office of the Regional Treasurer (ORT)	3%	3%
2. Percentage of infra facilities identified as needing repair	2%	2%
Output Indicators
1. Percentage of regulatory documents issued according to prescribed timeline of 5 - 10 minutes	3%	3%
2. Percentage of clients who rated the services as satisfactory or better	85%	90%
3. Number and percentage of transport infrastructure maintained and supervised	4 / 100%	4 / 100%
ROAD NETWORK AND OTHER PUBLIC INFRASTRUCTURE FACILITIES PROGRAM
Outcome Indicators
1. Percentage of the rural population living within 2km of an all-season road	92%	92%
2. Percentage of families with potable water	32%	32%
Output Indicators
1. Number of water supply projects maintained	87	87
2. Number of roads constructed / rehabilitated / improved (km)	361.65	361.65
3. Length of roads maintained (km)	992.51	992.51
4. Number of ports and shore protection maintained	28	64
5. Bridges constructed and maintained (Linear meter)	6,723.88	6,723.88
Integrity of ecosystems, adaptation to climate change, and disaster resilience of communities in ARMM enhanced
ENVIRONMENTAL CONSERVATION AND MANAGEMENT END HUMAN SETTLEMENT REGULATORY PROGRAM
Outcome Indicators
1. Percentage of forests and protected areas protected and maintained	16.80%	33.40%
2. Percentage of establishments that complied with the environmental conditions for the last two (2) years	90%	95%
3. Number of LGUs provided TA which were able to complete CLUP and prepare Z0	16	16

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Output Indicators
1. Percentage of permits / licenses / clearances / patents issued according to prescribed timelines	80%	85%
2. Percentage increase of hectares reforested and rehabilitated	9%	10%
3. Percentage of air and water pollution clearances processed and issued according to prescribed timeline of three (3) hours	90%	95%

APRIL 29, 2019	OFFICIAL GAZETTE	333
JOINT LEGISLATIVE-EXECUTIVE COUNCILS

XXIX. JOINT LEGISLATIVE-EXECUTIVE COUNCILS

A. LEGISLATIVE-EXECUTIVE DEVELOPMENT ADVISORY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Good governance and harmonious relationship between the executive and legislative branches of government and key stakeholders

ORGANIZATIONAL OUTCOME

Effective collaboration among the executive and legislative branches of government and key stakeholders in decision and policy-making enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	‘ BASELINE	. 2019 TARGETS
Effective collaboration among the executive and legislative branches of government and key stakeholders in decision and policy-making enhanced
LEDAC SECRETARIAT SUPPORT PROGRAM
Outcome Indicator(s)
1. Rate of satisfaction of key officials on the secretariat support provided by LEDAC secretariat	Better	Better

2. Set of approved Common legislative Agenda (CLA) that signifies the commitment of both the Executive and the Legislative to pursue priority legislations that are essential to the realization of the goals of the national economy

	N / A	1 set
3. Percentage (%) of bills included in the approved CLA that have been identified as priority legislations in the Philippine Development Plan (PDP)	N / A	50%
1. Number of interventions employed to effectively address concerns on CLA	N / A	4 Meetings
2. Number of monitoring reports / activities on CLA conducted	N / A	4 Reports

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XXX. THE JUDICIARY

A. SUPREME COURT OF THE PHILIPPINES AND THE LOWER COURTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Independent, Effective and Efficient Administration of Justice

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Independent, Effective and Efficient Administration of Justice
ADJUDICATION PROGRAM
Output Indicators
1. Number of resolutions / decisions
Supreme Court	5,840	6,000
Regional Trial Courts	138,812	207,791
Metropolitan Trial Courts	85,376	85,376
Municipal Trial Courts in Cities	66,086	84,222
Municipal Circuit Trial Courts	17,787	21,626
Municipal Trial Courts	20,062	25,957
Sharia District Courts	14	15
Sharia Circuit Courts	395	435
Child and Family Courts	30,083	41,857
2. Disposition rate of the courts
Supreme Court	39%	41%
Regional Trial Courts	26%	22%
Metropolitan Trial Courts	60%	70%
Municipal Trial Courts in Cities	56%	58%
Municipal Circuit Trial Courts	51%	45%
Municipal Trial Courts	49%	51%
Sharia District Courts	23%	10%
Sharia Circuit Courts	40%	25%
Child and Family Courts	36%	45%

B. PRESIDENTIAL ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of Presidential and Vice Presidential electoral cases / contests achieved

APRIL 29, 2019	OFFICIAL GAZETTE	335
THE JUDICIARY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Fair and speedy resolution of Presidential and Vice Presidential electoral cases / contests achieved
ADJUDICATION OF PRESIDENTIAL AND VICE PRESIDENTIAL ELECTORAL PROTEST PROGRAM
Output Indicators
1. Number of pleadings filed and acted upon		80
2. Percentage of contested ballots reviewed and appreciated before expiration of the term of office contested		10%
3. Number of case disposals

C. SANDIGANBAYAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of graft and corrupt practices committed by public officials and employees independently, effectively and efficiently rendered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Judgment of graft and corrupt practices committed by public officials and employees independently, effectively and efficiently rendered
CASE MANAGEMENT SUB-PROGRAM
Output Indicators
1. Number of total cases processed (filed, docketed, raffled, assigned and calendared)	4,585	5,020
2. Percentage reduction in aging of court cases from filing to disposition	8.09%	10.64%
CASE DISPOSITION MANAGEMENT SUB-PROGRAM
Output Indicator
1. Percentage of cases disposed	371 (8.09%)	534 (10.64%)

D. COURT OF APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of cases independently, effectively and efficiently rendered

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Judgment of cases independently, effectively and efficiently rendered
APPELLATE ADJUDICATION PROGRAM
Outcome Indicators
1. Resolution rate of cases	42%	46%
2. Rate of reduction of aging of cases from filing to disposition	11.94%	10%
3. Percentage of court users who believe court is accessible, accurate, timely, knowledgeable and courteous service	95%	95%
Outcome Indicators
1. Number of cases disposed	13,950	14,520
2. Percentage of cased filed this year that were disposed	43%	46%

E. COURT OF TAX APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of tax cases independently, effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Judgment of tax cases independently, effectively and efficiently administered
TAX APPELLATE ADJUDICATION PROGRAM
Outcome Indicator
1. Percentage of cases disposed of over cases filed	73.09%	76.80%
Output Indicators
1. Number of cases received / handled	1,733	1,449
2. Number of cases disposed	440	352

APRIL 29, 2019	OFFICIAL GAZETTE	337
CIVIL SERVICE COMMISSION

XXXI. CIVIL SERVICE COMMISSION

A. CIVIL SERVICE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Improved quality of civil servants

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) /PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Improved quality of civil servants
CIVIL SERVICE HUMAN RESOURCE GOVERNANCE PROGRAM
CIVIL SERVICE HR POLICY AND INFORMATION MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Number of users utilizing data for policy and program development of agencies	N / A	2,000
2. Percentage of stakeholders who rate the policies as satisfactory or better	2016 = 88.29%	75%
	2017 = 92.06%
3. Number of accredited agencies with PRIME HRM Bronze Level Award	43 agencies	100 agencies
4. Number / Percentage of agencies with functional Strategic Performance Management System (SPMS)
Output Indicators
1. Number of assisted agencies compliant with PRIME HRM Systems	123 agencies	89 agencies
(Maturity Level 2: Process-defined HR Systems) [RECOGNITION]
2. Timely updating of Government Human Resource Inventory (Annual)	2016 IGHR released in 8/1/2017	2018 IGHR released in 7/1/2019
3. Percentage / number of authenticated copies of requested records issued within prescribed time	100%	100%
PUBLIC ASSISTANCE SUB-PRORGRAM
Outcome Indicator
1. Percentage / number of frontline Service Offices (FSO) with Report Card Survey passing rate	81.65%	65%
Output Indicators
1. Resolution rate (of received and referred complaints via PACD / CCB / 8888)	89.40%	90%
2. Percentage / number of frontline Service Offices (FSO) covered with Report Card Survey	100%	100%
CIVIL SERVICE PROFESSIONALIZATION AND WORKPLACE COOPERATION PROGRAM
CIVIL SERVICE PROFESSIONALIZATION SUB-PROGRAM
Outcome Indicator
1. Number of eligibles absorbed in the government using their Certificate of Eligibility for the first time	N / A	1,000
2. Number / Percentage of appointments acted upon over appointments received	N / A	50%

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Outcome Indicator
1. Number / percentage increase in the pool of eligibles	N / A	47,000
2. Number of civil service examination conducted according to time and venue planned	9	10
3. Percentage of appointments acted upon over appointments received within one (1) hour and forty-five (45) minutes
CIVIL SERVICE CAPABILITY BUILDING SUB-PROGRAM
Outcome Indicator
1. Number of agencies reporting application of learning (Level 3 Learning & Development Evaluation of Behavior/Application	N / A	20 agencies
Output Indicators
1. Number / percentage of Learning & Development participant days	103,000	105,000
2. Overall Learning and Development Satisfaction Rating	97.70% VS with	94% at least VS
	40% Excellent Rating
PUBLIC SECTOR UNIONISM SUB-PROGRAM
Outcome Indicator
1. Percentage of CNA-related disputes resolved through amicable settlement	42.86%	50%
Output Indicators
1. Number of agencies with accredited public sector unions	835	945
2. Number of accredited PSUs with CNAs	450	690
ADMINISTRATIVE JUSTICE PROGRAM
Outcome Indicator
1. Administrative Case Disposition Rate (Promulgation Rate)	72%	55%
Output Indicator
1. Case resolution rate	90%	70%

B. CAREER EXECUTIVE SERVICE BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Merit and Fitness system for Career Executive Service Officers strengthened and pool of globally competitive Career Executive Service Officers sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Merit and Fitness system for Career Executive Service Officers strengthened and pool of globally competitive Career Executive Services Officers sustained
CAREER EXECUTIVE SCREENING AND DEVELOPMENT PROGRAM
Outcome Indicator
Percentage of CES positions occupied by CESOs and CES eligibles Output Indicators	50%	50%
1. Percentage of qualified and commendable officials recommended for appointment / adjustment in CES rank within one (1) month from submission of complete requirements	100%	100%
2. Percentage of officials with complete ratings processed within 30 days after the closing of online submission for all government agencies	100%	100%
3. Percentage of participants rating the training programs conducted at least very satisfactory	90%	90%

APRIL 29, 2019	OFFICIAL GAZETTE	339
COMMISSION ON AUDIT

XXXII. COMMISSION ON AUDIT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public accountability upheld and efficiency, economy and effectiveness of government programs improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Public accountability upheld and efficiency, economy and effectiveness of government programs improved

GOVERNMENT AUDITING PROGRAM

NATIONAL GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
FY 2018
1. 90% of 10% increase of audit recommendations implemented by agencies
FY 2019 Revised PIs
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	100%	100%
2. Percentage of audit recommendations implemented by agencies		50%
Output Indicators
FY 2018
1. Number of NGAs with Annual Audit Reports (AARs)
2. Number of National Government Audit Reports issued on time
3. Number of National Government Audit Reports submitted to Congress and to the President
FY 2019 Revised PIs
1. Number of Government Audit Reports transmitted within the reglementary period		259
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website		272

CORPORATE GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
FY 2018
1. 90% of 10% increase of audit recommendations implemented by agencies
FY 2019 Revised PIs
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	100%	100%
2. Percentage of audit recommendations implemented by agencies		50%
Output Indicators

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FY 2018
1. Number of CGAs with Annual Audit Reports (AARs)
2. Number of Corporate Government Audit Reports issued on time
3. Number of Corporate Government Audit Reports submitted to Congress and to the President
FY 2019 Revised PIs
1. Number of Government Audit Reports transmitted within the reglementary period		350
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website		369
LOCAL GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
FY 2018
1. 90% of 10% increase of audit recommendations implemented by agencies
FY 2019 Revised PIs
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	100%	100%
2. Percentage of audit recommendations implemented by agencies		50%
Output Indicators
FY 2018
1. Number of LGAs with Annual Audit Reports (AARs)
2. Number of Local Government Audit Reports issued on time
3. Number of Local Government Audit Reports submitted to Congress and to the President
FY 2019 Revised PIs
1. Number of Government Audit Reports transmitted within the reglementary period		1,394
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website		1,472

Note: The CY 2018 output indicators pertain to the number of agencies with AARs including Management Letters (MLs), Consolidated Management Letters (CMLs) and Statement of Audit Observation Reports (SAORs) while the CY 2019 pertains only to AARs

SPECIAL AUDIT SUB-PROGRAM
Outcome Indicators
1. Number of criminal cases filed in court based on Fraud / Special Audit Reports	23	23
2. Number of administrative cases adjudicated / docketed by the Ombudsman based on Fraud / Special Audit Report	23	23
3. Percentage of settlement of over / under remittance in the collection of levies		10%
Output Indicators
FY 2018
1. Number of Fraud / Special Audit Reports submitted to the Office of the Ombudsman, Congress and oversight bodies
FY 2019 Revised PIs
1. Number of Fraud Case Evaluation Reports (FCER) submitted by teams from FAO		120
2. Number of Fraud / Special Audit Reports released to audited agencies		22

APRIL 29, 2019	OFFICIAL GAZETTE	341
COMMISSION ON AUDIT

3. Number of Notices of Disallowance (NDs) / Notices of Charge (NCs) issued to agencies		105
TECHNICAL SERVICES AND SYSTEMS AUDIT SUB-PROGRAM
Outcome Indicators
1. Percentage of Information System (IS) / Information Technology (IT) / Internal Control (IC) audit / evaluation recommendations accepted and implemented by the auditees		60%
Output Indicators
1. Number of Technical Evaluation Reports rendered	8,920	8,920
2. Number of Inspection Reports rendered	12,095	12,378
3. Number of Appraisal Reports rendered	1,081	1,083
4. Number of IS / IT / IC audits / evaluation conducted		9
GOVERNMENT ACCOUNTANCY PROGRAM
Outcome Indicators
FY 2018
1. 100% of standards developed / disseminated were implemented
2. 100% of rules and regulations disseminated were implemented
FY 2019 Revised PIs
1. Annual Financial Reports (AFRs) for National Government, Local Government and GOCCs and Annual Report on Appropriations, Allotments, Obligations, and Disbursements (ARAAOD) submitted/transmitted to Office of the President and Congress on or before Sept. 30 and April 30 respectively	100%	100%
2. Percentage implementation of accounting standards developed / promulgated / disseminated		100%
3. Percentage of increase in the number of agencies using COA-developed computerized applications on government accounting and financial management which submitted their financial statements and other reports for external audit within three to six months of the end of the year	80%	80%
Output Indicators
1. Number of Annual Financial Reports (AFRs) and Annual Report on Appropriations, Allotments, Obligations and Disbursements (ARAAOD) submitted to the President and Congress on or before Sept. 30 and April 30, respectively	4	4
2. Number of agency users trained and assisted on the use of the COA developed computerized systems on government accounting and financial management		500
3. Number of government accounting standards, policies, rules and regulations formulated and developed for implementation in government agencies		8
4. Percentage of agencies which implemented COA-developed computerized systems on government and financial management	20%	28%
GOVERNMENT FINANCIAL ADJUDICATION PROGRAM
Outcome Indicators
FY 2018
1. Percentage of decided cases that have been settled
FY 2019 Revised PIs
1. Percentage of COA Decisions appealed before the Supreme Court	12%	12%
2. Percentage of COA Decisions affirmed by the Supreme Court	90%	90%
3. Percentage of COA Orders of Execution (COEs) enforced		10%
Output Indicators
FY 2018
1. Number of pending and new cases decided
2. Number of decisions of the directors affirmed by the Commission proper
3. Number of final and executory cases enforced
FY 2019 Revised PIs
1. Number of cases decided		1,278
2. Number of COA Orders of Execution (COEs) issued		142
3. Number of COA Comments / Pleadings to Certiorari petitions prepared		20

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XXXIII. COMMISSION ON ELECTIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Free, orderly, honest and credible political exercises

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Free, orderly, honest and credible political exercises
ELECTION ADMINISTRATION PROGRAM
VOTER EDUCATION AND REGISTRATION MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage increase of new registrants during registration period	2.21%	2.23%
2. Percentage of cleansed database of registered voters	0.82%	0.83%
Output Indicators
1. Number of voter education / information campaign conducted	147	160
2. Number of applications for registration, transfer of registration records, change / correction of entries, reactivation, and reinstatements / inclusions filed and acted upon	2,210,467	4,752,504
3. Number of registration records cancelled (death), deleted deleted (AFIS and double entry), deactivated and reactivated	704,248	1,514,135
ELECTORAL SUPERVISION AND MONITORING SUB-PROGRAM
Outcome Indicator
1. Increase in public acceptance rating	75% (positive rating) or 63% election was credible	75% (positive rating) or 63% election was credible
Output Indicators
1. Number of elections held (for years with election)	1	1
2. Number of command conferences / meetings / discussions conducted with election stakeholders / deputies / media	11	11
ELECTORAL ENFORCEMENT AND ADJUDICATION PROGRAM
Outcome Indicator
1. Increase in percentage of electoral protests resolved within an election cycle	17.56%	23.07%
Output Indicators
1. Number of cases filed:
- Election protest case, election appeal case	45	180
- Special action case	400	400
. Special proceedings	25	25
- Election matter	133	152
- Special cases	76	76
2. Number of cases resolved:
- Election protest case, election appeal case	69	140
- Special action case	310	310
- Special proceedings	18	18
- Election matter	40	140
- Special cases	76	76

APRIL 29, 2019	OFFICIAL GAZETTE	343
OFFICE OF THE OMBUDSMAN

XXXIV. OFFICE OF THE OMBUDSMAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Reduced incidence and impact of corruption and red tape

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Reduced incidence and impact of corruption and red tape
ANTI-CORRUPTION INVESTIGATION PROGRAM
Outcome Indicators
1. Percentage of completed fact-finding investigations and lifestyle checks resulting in the filing of criminal and / or administrative cases	16.50%	17.88%
2. Percentage of criminal and civil cases filed in court not resulting in quashal of information or outright dismissal of case	84.40%	86%
Output Indicators
1. Percentage of fact-finding investigations and lifestyle checks completed	20%	20%
2. Percentage of criminal and forfeiture cases investigated and resolved	40%	40%
3. Percentage of criminal and forfeiture cases investigated and resolved within a one-year period	15%	17%
ANTI-CORRUPTION ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage of criminal and civil cases tried in court not resulting in an approved demurrer to evidence	10%	10%
2. Percentage of criminal and civil cases decided by the court resulting in conviction of at least 1 accused	25%	25%
3. Percentage of decisions in appealed administrative cases affirmed by the appellate courts	84.50%	85.10%
Output Indicators
1. Percentage of administrative cases adjudicated	40%	40%
2. Percentage of administrative cases adjudicated within a one-year period	14.50%	16%
OMBUDSMAN PUBLIC ASSISTANCE PROGRAM
Outcome Indicator
1. Percentage of frontline service feedback with a rating of at least very satisfactory	75%	75%
Output Indicator
1. Percentage of requests for assistance and grievances resolved or acted upon within the prescribed time	77%	77%

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CORRUPTION PREVENTION PROGRAM
Outcome Indicator
1. Percentage of satisfied integrity promotion program beneficiaries	75%	75%
Output Indicators
1. Number of integrity assessments conducted or corruption diagnostics conducted	40	40
2. Number of integrity and anti-corruption advocates capacitated and mobilized	9,000	9,000

APRIL 29, 2019	OFFICIAL GAZETTE	345
COMMISSION ON HUMAN RIGHTS

XXXV. COMMISSION ON HUMAN RIGHTS

A. COMMISSION ON HUMAN RIGHTS (CHR)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

1. Violations of human rights effectively addressed and remedied

2. Human rights culture evolved and sustained

3. Human rights mechanism strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Violations of human rights effectively addressed and remedied
HUMAN RIGHTS PROTECTION PROGRAM
Outcome Indicators
1. Percentage of resolved human rights violation cases resulting in victims access to remedies	57%	57%
2. Percentage of clients who are satisfied with the quality and timeliness of the delivery of protection services	70%	70%
Output Indicators
1. Percentage of human rights cases resolved within the prescribed period	67%	70%
2. Percentage of claims for financial assistance processed within the prescribed period	65%	70%
3. Percentage of investigated cases of human rights violations	20%	20%
4. Percentage of programmed visitations on jails / detention centers implemented	60%	60%
Human rights culture evolved and sustained
HUMAN RIGHTS PROMOTION PROGRAM
Outcome Indicator
1. Percentage of participants who passed the post training test	85%	90%
Output Indicators
1. Percentage of programmed trainings, education activities and information campaigns implemented	85%	85%
2. Percentage of programmed IEC materials developed and disseminated	85%	85%
Human rights mechanism strengthened
HUMAN RIGHTS POLICY ADVISORY PROGRAM
Outcome Indicator
1. Percentage of policy issuances that have incorporated or used human rights policy issuances	3%	5%

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Output Indicators
1. Number of programmed policy issuances submitted / released according to target	24	30
2. Percentage of treaty reports and human rights situationer reports issued / submitted on or before prescribed date	70%	75%

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Establishment, restoration, preservation of the Memorial / Museum / Library / Compendium developed and sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Establishment, restoration, preservation of the Memorial / Museum / Library / Compendium developed and sustained
HUMAN RIGHTS EDUCATION PROGRAM
Outcome Indicator
1. Percentage of visitors and patrons that rated the museum services as satisfactory or better		75%
Output Indicator
1. Percentage of programmed exhibitions, educational activities, websites, offsite shrines, trainings, and information campaigns implemented		70%

APRIL 29, 2019	OFFICIAL GAZETTE	347
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

XXXVI. BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A. DEPARTMENT OF AGRICULTURE

A. 1. NATIONAL DAIRY AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Economic opportunities in agriculture, forestry and fisheries expanded

2. Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Growth and competitiveness of the dairy sector enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Growth and competitiveness of the dairy sector enhanced
DAIRY INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the gross income of dairy farmers	₱ 248,000 (2016)	14%
2. Percentage of children with weight gains over the overall number of children served with milk	2,000 children (2018)
	5,000 children (2019)	90%
Output Indicators
1. Number of dairy farmers / cooperatives trained	0	1,212
2. Increase in the number of dairy animals inventory for build-up of existing local animals and animal infusion in dairy areas	45,439 (2016)	59,855
3. Percentage increase in the number of children served in milk feeding program	1,064 children (2016)	370%
4. Volume of milk produced (‘000 liters)	15,622.78	18,075.28

A.2. NATIONAL FOOD AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Market efficiency improved

ORGANIZATIONAL OUTCOME

Food security for rice and corn ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Food security for rice and corn ensured
BUTTER STOCKING PROGRAM
Outcome Indicator
1. Rate of compliance to the Strategic Rice Reserve at national level	15 days	100% (15 days)

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Output Indicators
1. Volume of domestic palay procured (metric tons)	118,496	388,889
2. Percentage of total stored stocks maintained in good and consumable condition	98%	99%

A.3. PHILIPPINE COCONUT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in agriculture, forestry and fisheries expanded

ORGANIZATIONAL OUTCOME

Growth and Competitiveness of the Coconut and Oil Palm Industry enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Growth and Competitiveness of the Coconut and Oil Palm Industry Enhanced
COCONUT INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase in average annual (gross) income of coconut farmers	₱ 28,142.38	₱ 70,000
2. Percentage increase in yield of coconut palm products	45 nuts / tree / year	60 nuts / tree / year
3. Increase in recovery rate	60%	65%
Output Indicators
1. Number of consolidated / federated KAANIB SCFOs / Cooperatives at the provincial level	40	45
2. Number of KAANIB SCFOs / Cooperatives generating own revenue (village level)	242	370
3. Number of agro industrial hubs established, maintained or operationalized	5	0
Output Indicators
1. Number of coconut seedlings planted	19,829,512 (2016)	7,329,418
2. Number of seedlings that survived in the last three (3) years	35,217,351	30,300,000
3. Increase in area planted with coconut seeds (in hectares)	3,500,000 (2016)	51,255
Output Indicators
1. Number of coconut product research conducted	5	5
2. Number of coconut product research completed	5	n / a
OIL PALM INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase in average annual (gross) income of oil palm farmers (per hectare)	₱ 50,000	₱ 65,000 (30%)
2. Percentage increase in yield of oil palm products	10T / ha	13t / ha (30%)
Output Indicator
1. Percentage of palms planted of the total palms for planting	0.64%	50%
Output Indicators
1. Number of oil palm product research conducted	4	1
2. Number of oil palm product research completed	2	0

APRIL 29, 2019	OFFICIAL GAZETTE	349
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A.4. PHILIPPINE CROP INSURANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Economic opportunities in agriculture, forestry and fisheries expanded

2. Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Financial risk protection for agricultural producers increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Financial risk protection for agricultural producers increased
CROP INSURANCE PROGRAM
Outcome Indicators
1. Percentage increase in the number of subsistence farmers and fisherfolks provided with agricultural insurance	10%	40%
2. Level of insurance coverage on crops and non-crop agricultural assets (in Million pesos)	921.731 (2016)	959.000
Output Indicators
1. Number of subsistence farmers / fisherfolks covered / insured	651,132 (2016)	1,820,033
2. Percentage of premiums subsidized by government-subsistence farmers / Agrarian Reform Beneficiaries / fisherfolks	100%	100%
3. Percentage of claims settlement responded within the prescribed time frame	71.98% (2016)	100%

A.5. PHILIPPINE FISHERIES DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Economic opportunities in agriculture, forestry and fisheries expanded

2. Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Fish ports and other post-harvest facilities and services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Fish ports and other post-harvest facilities and services enhanced

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FISHERIES INFRASTRUCTURE DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of fish port / fishery infrastructure facilities and services rated as satisfactory or better	8	8
Output Indicators
1. Number of fish ports constructed / rehabilitated / improved	14	43
2. Percentage of fish port projects completed according to plan schedule	17%	49%

A.6. PHILIPPINE RICE RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Economic opportunities in agriculture, forestry and fisheries expanded

2. Access to economic opportunities by small farmers and fisherfolk increased

3. Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME

Adoption of high-quality seeds of developed / released rice varieties and other technologies increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Adoption of high-quality seeds of developed / released rice varieties and other technologies increased
RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of farmers who adopted at least three rice and rice-based technologies in the project sites	0	70%
2. Increase in palay yield in the project sites	less than 4 MT / ha less than 2.8 MT / ha	1 t / ha in irrigated 0.5 t / ha in rainfed
3. Reduction in palay production cost	12 pesos / kg	9 pesos / kg
Output Indicators
1. Number of research projects implemented	114 (2017)	85
2. Percentage of research projects completed within the original / proposed timeframe	100%	new projects started in 2018
3. Number of farmers trained on rice production	582 (2017)	582

A.7. SUGAR REGULATORY ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Economic opportunities in agriculture, forestry and fisheries expanded

2. Access to economic opportunities by small farmers and fisherfolk increased

APRIL 29, 2019	OFFICIAL GAZETTE	351
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

ORGANIZATIONAL OUTCOME

Growth and competitiveness of the sugarcane industry sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Growth and competitiveness of the sugarcane industry sustained
SUGARCANE INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase(Decrease) in MMT of Sugar produced	2.238	(0.138)
2. Increase in yield of sugarcane farms (TC / Ha)	56.25	1.75
Output Indicators
1. Number of block farms established organized or made operational	62 (2017)	50
2. Number of scholarship beneficiaries funded
CHED	508	300
TESDA	800	0
SRA	60	30

B. DEPARTMENT OF ENERGY

B.1. NATIONAL ELECTRIFICATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Access to electrification expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access to electrification expanded
NATIONAL RURAL ELECTRIFICATION PROGRAM
Outcome indicator
1. Percentage increase of connections / identified potential consumers	89% potential connections	90% by 2019 up to 100% in 2022
Output indicator
1. No. of sitios completed and energized		575 sitios

B.2. NATIONAL POWER CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

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ORGANIZATIONAL OUTCOME

Access to electrification expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access to electrification expanded
MISSIONARY ELECTRIFICATION PROGRAM
Outcome Indicators
1. Percentage increase in SPUG dependable capacity	10.88%	1.68%
2. Percentage increase in transmission line length over the previous year	5.22%	14.34%
3. Percentage increase in substation capacity over the previous year	5.88%	15.00%
Output Indicators
1. Commissioned capacity additions completed (MW)	30.65	50.25
2. Transmission Lines (ckt-kms) completed	296.35	157
3. Substation Facilities (MVA) completed	20	30

C. DEPARTMENT OF HEALTH

C.1. LUNG CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable pulmonary health care services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access to quality and affordable pulmonary health care services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	9%	not more than 5%
2. Treatment success rate	90%	90%
Output Indicators
1. Hospital acquired infection rate	5%	not more than 5%
2. Triage response rate	98%	100%
3. Percentage of indigents assisted to total patients serviced	58%	58%

APRIL 29, 2019	OFFICIAL GAZETTE	353
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

C.2. NATIONAL KIDNEY AND TRANSPLANT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable renal health care services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access to quality and affordable renal health care services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	Not more than 5%	Not more than 5%
2. Treatment success rate	92%	92%
Output Indicators
1. Hospital acquired infection rate	Less than 3%	Less than 3%
2. Triage response rate	Not less than 95%	Not less than 97%
3. Percentage of indigents assisted to total patients serviced	20%	27%

C.3. PHILIPPINE CHILDREN’S MEDICAL CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable tertiary pediatric health care services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access to quality and affordable tertiary pediatric health care services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	not more than 5%	not more than 5%
2. Treatment success rate	not less than 95%	not less than 95%
Output Indicators
1. Hospital acquired infection rate	not more than 5%	not more than 5%
2. Triage response rate	100%	100%
3. Percentage of indigents assisted to total patients serviced	60%	60%

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TRAINING AND RESEARCH DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of trainees who completed the program and passed certifying board exams	50%	50%
2. Percentage of completed medical research presented and published	78%	78%
Output Indicators
1. Number of accredited training program sustained	34	34
2. Percentage of government professionals trained in affiliations and observership training program	40%	40%
3. Percentage of research projects completed within proposed timeframe	100%	100%
C.4. PHILIPPINE HEALTH INSURANCE CORPORATION STRATEGIC OBJECTIVES SECTOR OUTCOME Nutrition and health for all improved ORGANIZATIONAL OUTCOME Financial risk protection improved PERFORMANCE INFORMATION
ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Financial risk protection improved
NATIONAL HEALTH INSURANCE PROGRAM
Outcome Indicators
1. Percentage of Filipinos with PhilHealth coverage (population coverage rate)	90.93% (93.4M / 102.72M)	100%
2. Percentage of indigent members hospitalized without out-of-pocket expenditures	63%	70%
Output Indicators
1. Number of indigent families and senior citizens covered	100%	100%
2. Percentage of indigent families and senior citizens covered	100%	100%
3. No. of financially incapable families provided NHIP entitlements	n / a	1,250,000

C.5. PHILIPPINE HEART CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable cardiovascular services assured

APRIL 29, 2019	OFFICIAL GAZETTE	355
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access to quality and affordable cardiovascular services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	5.66%	5.00%
2. Treatment success rate	94%	95%
Output Indicators
1. Hospital acquired infection rate	2.20%	2.00%
2. Triage response rate	100%	100%
3. Percentage of indigents assisted to total patients serviced	67%	70%

C.6. PHILIPPINE INSTITUTE OF TRADITIONAL AND ALTERNATIVE HEALTH CARE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved
TRADITIONAL AND COMPLEMENTARY MEDICINE DEVELOPMENT AND PROMOTION PROGRAM
Outcome Indicators
1. Percentage of researches adopted by the industry	1	100%
2. Percentage of certified T&CM practitioners and accredited facilities available to the public	142	85%
Output Indicators
1. Percentage of research projects completed within the last 3 years with results published in recognized journals or presented in local and international conferences	56%	80%
2. Percentage of research projects completed	100%	100%
3. Percentage of applications for certification of practitioners and accreditation of clinics and TAHC organizations acted upon within 15 days	100%	100%

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D. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

D.1. LOCAL WATER UTILITIES ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Infrastructure development accelerated and operations sustained

2. Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

Access of Filipinos to adequate Level III water supply and sanitation system improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access of Filipinos to adequate Level III water supply and sanitation system improved
WATER SUPPLY AND SANITATION PROGRAM
Outcome Indicators
1. Percentage of households in operational water district areas with direct access to level III potable water supply and sanitation	35.72%	38.06%
2. Percentage of local water districts eligible to grant Performance-Based Bonus	37.12%	64.31%
3. Percentage of population with access to potable operational water supply and adequate sanitation in water district areas	35.91%	38.27%
Output Indicator
1. Number of water service connections installed	n / a	108,439

E. DEPARTMENT OF TRADE AND INDUSTRY

E.1. AURORA PACIFIC ECONOMIC ZONE AND FREEPORT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Business located and operating within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	25	30
2. Number of generated employment	300	1,000

APRIL 29, 2019	OFFICIAL GAZETTE	357
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

3. Amount of generated investment	₱ 25 Million	₱ 25 Million
Output Indicators
1. Number of infrastructure projects started		1
2. Percentage of infrastructure projects implemented in accordance with plans and specifications		100%
3. Number of infrastructure projects completed on schedule		1

E.2. CENTER FOR INTERNATIONAL TRADE EXPOSITIONS AND MISSIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Increased Trade Promotion Activities

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Increased Trade Promotion Activities
EXPORT / TRADE PROMOTION PROGRAM
Outcome Indicators
1. Increase in number and percentage of SMEs in Export Promotion activities	1,207	1,330
2. Percentage of returning SMEs in Signature Events	47%	47%
3. Percentage increase in the amount of potential export orders	5% per annum	5% per annum
Output Indicators
1. Total export orders	US $304.77M	US $336.00M
2. Number of SMEs participating in Export Promotions	1,207	1,330
3. Number of Trade Buyers attending Export Promotion Events	16,363	16,363

E.3. SMALL BUSINESS CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased.

ORGANIZATIONAL OUTCOME

Sustainable MSMEs increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Sustainable MSMEs increased

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PONDO PARA SA PAGBABAGO AT PAG-ASENSO PROGRAM
Outcome Indicator
1. Number of provinces with highest poverty incidence benefitted by the Program.	29	85
Output Indicators
1. Number of MSME beneficiaries	61,204	100,000
2. Pass-on rate by Microfinance Financing Institution	30% per annum	maximum of 30% per annum

F. DEPARTMENT OF TRANSPORTATION

F.1. LIGHT RAIL TRANSIT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Safe, secure, responsive and reliable LRT services provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2919 TARGETS
Safe, secure, responsive and reliable LRT services provided
SYSTEMS AND FACILITIES IMPROVEMENT, REHABILITATION AND MODERNIZATION PROGRAM
Outcome Indicators
1. Optimal capacity in train systems achieved, in passengers per square meter (ppsm)	2016 - Line 2	Line 2 = 4-5 ppsm
= 4 ppsm
2017 - Line 2
= 4 ppsm
2. Level of Service (LOS) / Service Quality in General	2016 - Line 2	Line 2 = with
	= with Satisfactory Rating	Satisfactory Rating
2017 - Line 2
= with Satisfactory Rating

F.2. PHILIPPINE NATIONAL RAILWAYS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Safe, secure, responsive and reliable LRT services provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Safe, reliable and efficient rail services provided

APRIL 29, 2019	OFFICIAL GAZETTE	359
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

RAILWAY SYSTEM MAINTENANCE PROGRAM
Outcome Indicators
1. Amount of rail-revenues generated	₱ 278,097,282	₱ 604,643,345
2. Percentage of the surveyed riding public who rated the rail services as satisfactory or better	n / a	50%
3. Derailment accidents	0	0
Output Indicators
1. Number of bridges repaired and / or rehabilitated	0	0
2. Percentage increase of passenger trips completed per schedule	98.58%	98.80%
3. Number of passenger ferried / accommodated by safe and more reliable train operation considering 75% load factor	21,829,307 (2016)	38,345,180
4. Number of stations restored and / or renovated	0	0

G. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

G.1. PHILIPPINE INSTITUTE FOR DEVELOPMENT STUDIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Sound, stable and supportive macroeconomic environment sustained

2. Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Government policies and services, through the aid of policy research, improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Government policies and services, through the aid of policy research, improved
SOCIO-ECONOMIC POLICY RESEARCH PROGRAM
FY 2018 Outcome Indicator
Percentage of research projects completed within the last 3 years approved and utilized by policy makers / government agencies / stakeholders
FY 2019 Outcome Indicator
Percentage of research projects completed within 3 years that has contributed to policy / program formulation, implementation, and evaluation		50%
Output Indicators
1. Number of research studies completed within the year	34	34
2. Percentage of research projects completed within the last 3 years submitted / presented to policymakers and / or cited in an internationally referred or PIDS recognized journal	100%	100%

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H. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

H.1. PEOPLE’S TELEVISION NETWORK, INC.

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access and responsive dissemination of government programs through reliable TV network services, news and information program expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Public access and responsive dissemination of government programs through reliable TV network services, news and information program expanded
PTV MODERNIZATION PROGRAM
Outcome Indicators
1. Audience share increased by greater than 2% annually	3.125 M average viewers / day	1% increase from previous year
2. Rate of news and public affairs program increased by greater than 10% annually	10 hrs. average / day	>10% increase from previous year
Output Indicators
1. Audience Share (% Rating)	6.50%	9%
2. Transmission Coverage (% Signal Reach)	42%	47%
3. PTV Brand and Program Development	70%	90% or 54 programs

I. OTHER EXECUTIVE OFFICES

I.1. AUTHORITY OF THE FREEPORT AREA OF BATAAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Business located and operating within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	126	141
2. Number of generated employment	34,697	45,855
3. Amount of generated investment	₱ 5.8 Billion	₱ 6.38 Billion

APRIL 29, 2019	OFFICIAL GAZETTE	361
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Output Indicators		6
1. Number of infrastructure projects started
2. Percentage of infrastructure projects implemented in accordance with plans and specifications	100%	100%
3. Number of infrastructure projects completed on schedule		6

I.2. BASES CONVERSION AND DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased
INFRASTRUCTURE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of generated employment	2,331	4,800
Output Indicators
1. Number of infrastructure projects started	3	4
2. Percentage of completion of infrastructure projects	43.33%	50%

I.3. CAGAYAN ECONOMIC ZONE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Business located and operating within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	83	87
2. Number of generated employment	4,232	4,443
3. Amount of generated investment		₱ 393.9 Million
Output Indicators
1. Number of infrastructure projects started		1

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2. Percentage of infrastructure projects implemented in accordance with plans and specifications	100%
3. Number of infrastructure projects completed on schedule	1

I.4. CREDIT INFORMATION CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Economic opportunities in industry and services expanded

2. Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased

ORGANIZATIONAL OUTCOME

Credit Information System (CIS) ready for contribution and access

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Credit Information System (CIS) ready for contribution and access
General management and supervision
Outcome Indicator
1. Percentage of Financial Institutions or individual users who rated the credit reports as satisfactory or better	50%	75%
Output Indicator
1. Number of credit reports added to system and percentage over total	1,500,000	2,000,000

I.5. CULTURAL CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Philippine culture and values promoted

2. Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Promotion of Philippine Arts and Culture improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Promotion of Philippine Arts and Culture improved
PHILIPPINE ARTS AND CULTURE PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of audiences who patronized CCP shows / productions, trainings and workshops	461,621 (2016)	465,000
2. Percentage increase in the number of audiences	2.32% (2016)	2%

APRIL 29, 2019	OFFICIAL GAZETTE	363
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

3. Percentage of clients who rated the facilities as good or better	92% (2016)	92%
Output Indicators
1. Number of events held in a year	922 (2016)	920
2. Percentage increase in the number of productions	3.7% (2016)	3%

I.6. DEVELOPMENT ACADEMY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Life long learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Transformative leaders, innovative ideas and synergistic solutions towards organizational effectiveness and efficiency achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Transformative leaders, innovative ideas and synergistic solutions towards organizational effectiveness and efficiency achieved
EDUCATION AND TRAINING PROGRAM
NGCESDP- Public Management Development Program (PMDP)
Outcome Indicators
1. Percentage contribution to the pool of trained successors to the CES positions	10%	10%
2. Percentage of REPs institutionalized	20%	20%
Output Indicators
1. Number of officers and senior technical personnel provided training / capacitated (intake)	140	140
2. Percentage of re-entry projects implemented		—
3. Percentage of Re-entry Plans (REPs) and Capstones accepted by the panel		85%
Support to the Projects and Programs of the Productivity Development Program
Outcome Indicator
1. Percentage of “multiplier effect” activities implemented by grantees	18%	25%
Output Indicator
1. Number of international projects / hostings implemented Education and Training Capability Building Seminar		16
Output Indicator
1. Number of capacitated Legislative staff		70
RESEARCH AND TECHNICAL ASSISTANCE ON PUBLIC SECTOR PRODUCTIVITY PROGRAM
Center of Excellence on Public Sector Productivity
Outcome Indicator	100%	100%
1. Percentage of trained public sector organizations that formulated Innovative Productivity Improvement Project (IPIP) plans
Output Indicators
1. Number of local and international specialists trained	50	75

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2. Number of agencies assisted in Innovation and Productivity Improvement Project Plan (IPIP) development and innovation laboratory projects	4	6
3. Number of researches on public sector productivity issues completed		1
Harmonization of National Government Performance Monitoring, Information and Reporting System (Phase VI)
Outcome Indicator
1. Compliance rate of agencies to RBPMS conditions and requirements	80%	Not lower than 80%
Output Indicators
1. Number of agencies provided assistance in complying with PBB requirements		305
2. Number of research studies conducted Modernizing Government Regulations Program		1
Output Indicators
1. Number of regulatory agencies covered		25
2. Number of industries covered		5
3. Number of participants trained Government Quality Management Program		460
Outcome Indicator
1. Percentage increase in the number of ISO 9001 QMS certifications in government		—
2. Percentage of agencies provided with technical guidance certifiable to ISO 9001:2015 standards		100%
Output Indicators
1. Number of participants trained on QMS		200
2. Number of agencies provided with relevant training on QMS		15
3. Number of agencies provided with technical guidance on the development and implementation of QMS		10

I.7. HOME GUARANTY CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to housing credit guaranty improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access to housing credit guaranty improved
CREDIT GUARANTY PROGRAM ON HOUSING LOANS
Outcome Indicator
1. Percentage increase in the number of active partner banks, developers and other financial institutions	7%	7%
Output Indicators
1. Total housing loans guaranteed	10,000 units	10,000 units
2. Total amount of loans guaranteed	₱10 Billion	₱10 Billion

APRIL 29, 2019	OFFICIAL GAZETTE	365
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

3. Percentage of guaranty enrollment applications completed within 15 working days upon receipt of complete required documentation	100%	100%

I.8. NATIONAL HOME MORTGAGE FINANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to secure shelter financing of low income families improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access to secure shelter financing of low income families improved
SOCIALIZED HOUSING LOAN TAKE-OUT OF RECEIVABLES (SHELTER) PROGRAM
Outcome Indicators
1. Increase in available funds for the development of housing for low-income families	₱400,000,000	400,000,000
2. Decrease in the number of families living in unacceptable housing based on HUDCC Housing Needs Study	1,111	1,111
3. Percent of households provided with adequate housing	14,000	8%
Output indicators
1. Total number of low-income families assisted	1,111	1,111
2. Amount of socialized housing loan receivables purchased from socialized housing originators	₱500,000,000	₱500,000,000
3. Value of funds generated to sustain funds for socialized housing programs through securitization of assets	₱400,000,000	₱400,000,000

I.9. NATIONAL HOUSING AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Adequate housing for low-income families provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Adequate housing for low-income families provided

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COMPREHENSIVE AND INTEGRATED HOUSING PROGRAM
Outcome Indicators
Sub-program 1: Lot Development and Provision of Housing and Community Facilities Sub-program
1. Percentage decrease in number of homeless low-income families	8.60%	5%
2. Percentage of houses built which remained unoccupied	58%	35%
3. Collection efficiency rate	36%	45%
Output Indicators
Sub-Program 1: Lot Development and Provision of Housing and Community Facilities Sub-program
1. Number of lots / house and lot packages / housing units constructed / provided	124,874	71,047
2. Percentage of lots / house and lot packages / housing units completed within time agreed upon with beneficiaries	90%	90%
3. Percentage of beneficiaries awarded with housing units who rated the lots / house and lot packages as satisfactory or better	89%	90%

I.10. NATIONAL IRRIGATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Access to economic opportunities in industry by small farmers and fisherfolk increased

2. Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Irrigation facilities and services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Irrigation facilities and services enhanced
IRRIGATION SYSTEMS RESTORATION PROGRAM
Outcome Indicators
1. Percentage increase in the number of farmer beneficiaries with increased productivity (average yield / hectare)	20%	0.32%
2. Percentage increase in the average cropping intensity:
a. National Irrigation Systems	0	1.88%
b. Communal Irrigation Systems	0	0.83%
Output Indicators
1. Number of hectares irrigated in all cropping season
a. National Irrigation Systems	1,135,747	1,327,977
b. Communal Irrigation Systems	1,149,164	837,297
2. Number of hectares in irrigation systems restored	13,030	3,565
3. Kilometers of canal network repaired / rehabilitated with and without canal lining	459.98	762

APRIL 29, 2019	OFFICIAL GAZETTE	367
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

IRRIGATION SYSTEMS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase of new service area developed	0.99%	35.96%
2. Percentage increase in the number of farmer beneficiaries	1.70%	2.60%
Output Indicators
1. Number of hectares of new service areas developed	16,562	29,421
2. Kilometer of new canals completed ready for irrigation water services	151.53	539

I.11. PHILIPPINE CENTER FOR ECONOMIC DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Life long learning opportunities for all ensured

2. Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Support for researches and scholarships of UPSE sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Support for researches and scholarships of UPSE sustained
TEACHING AND RESEARCH PROGRAM
Outcome Indicators
1. Percentage of graduate students and faculty who were supported and completed their scholarships on time	75% (2016)	75%
2. Number of research outputs in the last 3 years utilized by industry or by other beneficiaries	28 (2016)	9
Output Indicators 1. Number of graduate students and faculty who availed of fellowship grants	42 (2016)	30
2. Number of faculty research outputs completed within the year	3 (2016)	9
3. Percentage of research outputs presented in internationally referred or UP recognized journal in the last 3 years	10% (2016)	20%

I.12. PHILIPPINE POSTAL CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Efficient and on-time delivery of communications, goods and payment services enhanced

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Efficient and on-time delivery of communications, goods and payment services enhanced
POSTAL SERVICE PROGRAM
Outcome Indicator
1. Volume of mail posted	8,867,540 (franking privilege)	11,083,697
Output Indicator
1. Percentage increase of revenues from last year	3,545,366 (2016)	-1.11%

I.13. SOCIAL HOUSING FINANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to secure shelter financing of low-income families improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Access to secure shelter financing of low-income families improved
HIGH DENSITY HOUSING PROGRAM
Outcome Indicators
1. Decrease in the number of ISFs living in unacceptable housing based on HUDCC Housing Needs Estimates	4,285 ISFs	3,679 ISFs
2. Collection Efficiency Rate	76.60%	84%
Output Indicators
1. Total number of ISFs residing in danger areas provided with land tenure security and upgraded site		3,679 ISFs
2. Amount of loans released to legally-organized associations of ISFs residing in danger areas		₱800,000,000
3. Projects completed and awarded to households during the year	3 out of 10 HDH Projects	90% of FY 2017 taken out projects
4. Percentage of High Density Housing projects processed within turnaround time	90%	90%

APRIL 29, 2019	OFFICIAL GAZETTE	369
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

I.14. SOUTHERN PHILIPPINES DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Developmental projects for the improvement of Southern Philippines sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Developmental projects for the improvement of Southern Philippines sustained
General management and supervision
Outcome Indicator
1. Income generated by SPDA from existing projects	₱1.123 Million	4.388 Million
Output Indicator
1. Number of jobs generated from existing projects	16	16

I.15. SUBIC BAY METROPOLITAN AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Jobs generated within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Jobs generated within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of generated employment	119,516	128,700
Output Indicators
1. Amount of income from operations	₱3,251,070,782	₱3,560,609,324
2. Number of projects started		5
3. Percentage of projects implemented in accordance with the contract		58%

I.16. ZAMBOANGA CITY SPECIAL ECONOMIC ZONE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

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ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Business located and operating within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	30	41
2. Number of generated employment	1,532	1,081
3. Amount of generated investment	₱1,504 Million	₱2,678.8 Million
Output Indicators
1. Number of infrastructure projects started	2	10
2. Percentage of infrastructure projects implemented in accordance with plans and specification	100%	100%
3. Number of infrastructure projects completed on schedule	4	10

J. DEPARTMENT OF FINANCE

J.1 PHILIPPINE TAX ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Fiscal sustainability strengthened and enhanced through Professionalization of Revenue Personnel

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Fiscal sustainability strengthened and enhanced through Professionalization of Revenue Personnel
SPECIALIZED TAX TRAINING AND EDUCATION MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of attendees monitored and evaluated		At least 60%
Output Indicators
1. No. of competency training program/modules designed/developed		30 (10/bureau)
2. Percentage of existing officials, personnel and local treasurers attended the seminar, workshops or training program		At least 30%
3. Percentage of newly hired employees of the revenue agencies and newly appointed treasurers passed the relevant basic course conducted		At least 30%

APRIL 29, 2019	OFFICIAL GAZETTE	371
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

XXXVII. ALLOCATIONS TO LOCAL GOVERNMENT UNITS

A. METROPOLITAN MANILA DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological integrity ensured and socioeconomic condition of resource-based communities improved

ORGANIZATIONAL OUTCOME

1. Ecological, safe and efficient solid waste disposal and management ensured

2. Safe and smooth flow of traffic in Metro Manila thoroughfares assured

3. Flood mitigation assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2019 TARGETS
Ecological, safe and efficient solid waste disposal and management ensured
METROPOLITAN MANILA SOLID WASTE MANAGEMENT PROGRAM
Outcome Indicators
1. Available capacity of current landfill space	21 yrs 6 mos lifespan	Available space for 10 yrs
2. Percentage of solid waste diverted as a result of recycling activities of LGUs	57% diversion rate
3. Percentage compliance of landfills of ECC requirements and other environmental regulations	100%
Output Indicators
1. Percentage of daily reports on sanitary landfills filed	100%
2. Number of monitoring activities conducted by MMDA and Multi-Partite Monitoring Team (MMT) to ensure operational environment compliance	Quarterly monitoring	12 MMT meetings and inspections
3. Number of information, education campaign on solid waste management conducted	240 seminars	240 seminars
Safe and smooth flow of traffic in Metro Manila thoroughfares assured
METROPOLITAN MANILA TRAFFIC MANAGEMENT PROGRAM
Outcome Indicators
1. Decrease in average travel time along major thoroughfares	2.47 mins / km	2.44 mins / km
2. Average time to resolve traffic obstruction along Metro Manila major thoroughfares	15 mins	15 mins
3. Percentage decrease of corruption reported in traffic operations	2.55%	20%
Output Indicators
1. Percentage of traffic obstructions/accident reports responded to within fifteen (15) minutes	100%	100%
2. Number and percentage of traffic constables deployed at designated major intersections and thoroughfares at all times	100%	100% (2,300 traffic constables)
3. Percentage of reliability of traffic signal lights, countdown timers and CCTVs	96%	97%

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Flood mitigation assured
METROPOLITAN MANILA FLOOD CONTROL PROGRAM
Outcome Indicators
1. Time of flood water subsidence (for rainfall intensity of less than 40mm/hr)	20 mins	within 18 mins or less
2. Percentage decrease in flooded areas	10%	30%
Output Indicators
1. Percentage reliability of all pumping stations and effective flood control operation system	100%	100%
2. Percentage of waterways and drainage systems declogged and desilted	100%	100%
3. Projects completed prior to on-set of rainy season	100%	100%

APRIL 29, 2019	OFFICIAL GAZETTE
STAFFING SUMMARY, CONGRESS

STAFFING SUMMARY

APRIL 29, 2019	OFFICIAL GAZETTE	373
STAFFING SUMMARY, CONGRESS

I. CONGRESS OF THE PHILIPPINES

A. Senate

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
President of the Senate	1	3,688
Senator	23	71,155
Secretary of the Senate	1	3,094
Sergeant-At-Aras IV	1	2,102
Deputy Secretary of the Senate	3	6,306
Director VI	6	12,612
Director V	8	14,880
Legislative Staff Head	28	52,090
Director IV	14	23,045
Head Executive Assistant	48	69,933
Director III	73	106,359
Director II	36	46,404
Director I	52	59,332

Total Key Positions	294	471,000

Other Positions
Administrative	3	891
Support to Technical	1,892	955,497
Technical	10	5,865

Total Other Positions	1,905	962,253

For the Difference Between the Authorized and Actual Salaries		(19,581)

Total Permanent Positions	2,199	1,413,672

Total Permanent Filled Positions	1,921	1,272,820

A.I. Senate Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Secretary of the Senate Electoral Tribunal	1	2,102
Deputy Secretary of the Senate Electoral Tribunal	1	1,860
Director IV	1	1,646
Director III	16	23,312

Total Key Positions	19	28,920

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Other Positions
Support to Technical	132	77,377
Technical	5	3,009

Total Other Positions	137	80,386

For the Difference Between the Authorized and Actual Salaries		263

Total Permanent Positions	156	109,569

Total Permanent Filled Positions	102	65,443

B. Commission on Appointments

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Secretary of the Commission on Appointments	1	3,094
Sergeant-At-Aras IV	1	2,102
Deputy Secretary of the Commission on Appointments	3	6,306
Legislative Staff Head	26	48,360
Director III	9	13,113

Total Key Positions	40	72,975

Other Positions
Support to Technical	245	130,343
Technical	3	2,825

Total Other Positions	248	133,168

For the Difference Between the Authorized and Actual Salaries		6,482

Total Permanent Positions	288	212,625

Total Permanent Filled Positions	228	182,172

APRIL 29, 2019	OFFICIAL GAZETTE	375
STAFFING SUMMARY, CONGRESS

C. House of Representatives

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Speaker of the House of Representatives	1	3,688
Member of the House of Representatives	296	915,737
Secretary-General of the House of Representatives	1	3,094
Sergeant-At-Arms IV	1	2,102
Deputy Secretary-General of the House of Representatives	9	23,123
Director V	17	35,341
Director IV	11	19,752
Director III	1	1,457
Director II	63	81,211
Chief Political Affairs Officer	297	382,930
Supervising Legislative Staff Officer III	55	2,282

Total Key Positions	752	1,470,717

Other Positions
Administrative	10	1,893
Support to Technical	3,210	1,408,701
Technical	187	193,424

Total Other Positions	3,407	1,604,018

For the difference between the Authorized and Actual Salaries		320,078

Total Permanent Positions	4,159	3,394,813

Total Permanent Filled Positions	3,884	3,207,297

C.I. House Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Secretary of the House Electoral Tribunal	1	2,102
Deputy Secretary of the House Electoral Tribunal	1	1,860
Director IV	1	1,646
Director III	1	1,457
Attorney VI	5	6,447
Director II	16	20,627
Supervising Legislative Staff Officer II	1	1,001

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Total Key Positions	26	35,140

Other Positions
Support to Technical	167	73,113

Total Other Positions	167	73,113

For the Difference Between the Authorized and Actual Salaries		2,518

Total Permanent Positions	193	110,771

Total Permanent Filled Positions	118	73,439

APRIL 29, 2019	OFFICIAL GAZETTE	377
STAFFING SUMMARY, OFFICE OF THE PRESIDENT

II. OFFICE OF THE PRESIDENT

A. The President’s Offices

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
President of the Philippines	1	4,657
Executive Secretary	1	3,094
Presidential Spokesman	1	3,094
Presidential Assistant II	4	12,375
Commissioner III	4	8,409
Presidential Assistant I	11	23,123
Deputy Executive Secretary	4	8,408
Executive Director IV	1	1,860
Director V	1	1,860
Assistant Executive Secretary	8	14,880
Director IV	27	44,445
Deputy Executive Director IV	2	3,292
Director III	22	32,054
Director II	4	5,156
Attorney VI	9	11,604
Director I	1	1,141
Presidential Staff Officer VI	49	49,047
Internal Auditor V	3	3,003
Information Technology Officer III	3	3,003
Engineer V	2	2,002
Architect V	1	1,001

Total Key Positions	159	237,508

Other Positions
Administrative	580	123,244
Support to Technical	21	10,960
Technical	490	233,681

Total Other Positions	1,091	367,885

For the difference between the Authorized and Actual Salaries		10,125

Total Permanent Positions	1,250	615,518

Total Permanent Filled Positions	828	404,388

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III. OFFICE OF THE VICE-PRESIDENT

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Vice-President of the Philippines	1	3,688
Chief of Staff (OVP)	1	2,102
Assistant Chief of Staff (OVP)	1	1,860
Director IV	2	3,292
Chief Administrative Officer	2	2,002
Information Technology Officer III	1	1,001
Chief Accountant	1	1,001
Vice Presidential Staff Officer VI	6	6,006

Total Key Positions	15	20,952

Other Positions
Administrative	58	21,882
Support to Technical	4	2,684
Technical	57	30,725

Total Other Positions	119	55,291

For the difference between the Authorized and Actual Salaries		569

Total Permanent Positions	134	76,812

Total Permanent Filled Positions	116	68,105

APRIL 29, 2019	OFFICIAL GAZETTE	379
STAFFING SUMMARY, DAR

IV. DEPARTMENT OF AGRARIAN REFORM

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Department Secretary	1	3,094
Department Undersecretary	5	10,511
Board Member III	3	5,581
Department Assistant Secretary	4	7,441
Executive Director III	1	1,646
Regional Agrarian Reform Adjudicator	15	24,695
Director IV	27	44,447
Provincial Agrarian Reform Adjudicator	58	84,502
Head Executive Assistant	1	1,457
Director III	27	39,337
Provincial Agrarian Reform Program Officer II	78	100,567
Attorney VI	1	1,289
Provincial Agrarian Reform Program Officer I	57	65,037
Attorney V	96	109,536
Chief Accountant	1	1,001
Project Development Officer V	2	2,002
Planning Officer V	3	3,003
Internal Auditor	1	1,001
Information Technology Officer III	2	2,002
Information Officer V	1	1,001
Chief Agrarian Reform Program Officer	187	187,185
Chief Administrative Officer	91	91,091
Municipal Agrarian Reform Program Officer	102	62,613

Total Key Positions	764	850,039

Other Positions
Administrative	2,197	473,711
Support to Technical	1,263	408,614
Technical	7,632	2,534,915

Total Other Positions	11,092	3,417,240

For the difference between the Authorized and Actual Salaries		103,803

Total Permanent Positions	11,856	4,371,082

Total Permanent Filled Positions	8,506	3,064,064

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V. DEPARTMENT OF AGRICULTURE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Department Secretary	1	3,094
Department Undersecretary	5	10,511
Department Assistant Secretary	6	11,162
Director IV	32	52,672
Director III	36	52,452
Head Executive Assistant	1	1,457
Director II	1	1,289
Provincial Agricultural Officer	1	1,289
Attorney V	2	2,282
Chief Agriculturist	51	51,051
Chief Administrative Officer	23	23,023
Training Center Superintendent II	16	16,014
Project Evaluation Officer V	10	10,010
Chief Foreign Affairs Research Specialist	1	1,001
Chief Accountant	1	1,001
Chemist V	1	1,001
Information Technology Officer III	4	4,004
Agricultural Center Chief IV	14	14,013
Information Officer V	3	3,003
Market Specialist V	1	1,001
Planning Officer V	3	3,003
Project Development Officer V	2	2,002
Engineer V	5	5,005
Development Management Officer V	15	15,015
Veterinarian V	3	3,003
Chief Science Research Specialist	17	17,017

Total Key Positions	255	306,375

Other Positions
Administrative	1,980	470,408
Support to Technical	731	256,062
Technical	5,645	2,057,149

Total Other Positions	8,356	2,783,619

For the difference between the Authorized and Actual Salaries		38,539

Total Permanent Positions	8,611	3,128,533

Total Permanent Filled Positions	6,335	2,415,520

APRIL 29, 2019	OFFICIAL GAZETTE	381

B. Agricultural Credit Policy Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director IV	1	1,860
Deputy Executive Director IV	2	3,292
Director II	6	7,735
Information Technology Officer III	1	1,001
Financial Analyst V	2	2,002
Planning Officer V	1	1,001
Project Evaluation Officer V	2	2,002
Project Development Officer V	1	1,001
Chief Administrative Officer	2	2,002

Total Key Positions	18	21,896

Other Positions

Administrative	11	2,659
Technical	14	7,381

Total Other Positions	25	10,040

For the difference between the Authorized and Actual Salaries		1,380

Total Permanent Positions	43	33,316

Total Permanent Filled Positions	36	29,474

C. Bureau of Fisheries and Aquatic Resources

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457
Director II	15	19,335
Attorney V	1	1,141
Chief Agriculturist	13	13,013
Chief Fishing Regulations Officer	2	2,002
Agricultural Center Chief IV	1	1,001
Planning Officer V	1	1,001
Market Specialist V	1	1,001

Total Key Positions	36	41,597

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Other Positions

Administrative	320	70,403
Support to Technical	17	8,461
Technical	1,906	646,721

Total Other Positions	2,243	725,585

For the difference between the Authorized and Actual Salaries		12,013

Total Permanent Positions	2,279	779,195

Total Permanent Filled Positions	1,410	488,393

D. Fertilizer and Pesticide Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	2	2,914
Chemist V	1	1,001
Chief Agriculturist	2	2,002
Planning Officer V	1	1,001
Chief Administrative officer	1	1,001

Total Key Positions	8	9,565

Other Positions

Administrative	23	6,636
Support to Technical	1	488
Technical	137	58,244

Total Other Positions	161	65,368

For the difference between the Authorized and Actual Salaries		1,192

Total Permanent Positions	169	76,125

Total Permanent Filled Positions	133	63,735

D. National Neat Inspection Service

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457

APRIL 29, 2019	OFFICIAL GAZETTE	383

Director II	16	20,629
Planning Officer V	1	1,001
Chief Meat Control officer	5	5,005
Chief Administrative officer	1	1,001

Total Key Positions	25	30,739

Other Positions
Administrative	16	6,194
Support to Technical	2	1,031
Technical	319	113,369

Total Other Positions	337	120,594

For the difference between the Authorized and Actual Salaries		5,811

Total Permanent Positions	362	157,144

Total Permanent Filled Positions	319	139,553

F. Philippine Carabao Center

STUFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Agricultural Center Chief IV	12	12,012
Information Officer V	1	1,001
Project Development Officer V	1	1,001
Chief Administrative Officer	1	1,001

Total Key Positions	17	18,118

Other Positions

Administrative	21	6,108
Support to Technical	10	4,628
Technical	173	59,949

Total Other Positions	204	70,685

For the difference between the Authorized and Actual Salaries		6,576

Total Permanent Positions	221	95,379

Total Permanent Filled Positions	200	84,676

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G. Philippine Center far Postharvest Development and Mechanization

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457
Director I	3	3,423
Planning Officer V	l	1,001
Chief Science Research Specialist	8	8,008
Chief Administrative Officer	2	2,002

Total Key Positions	16	17,537

Other Positions

Administrative	44	13,269
Support to Technical	8	3,538
Technical	64	28,822

Total Other Positions	116	45,629

For the difference between the Authorized and Actual Salaries		3,205

Total Permanent Positions	132	66,371

Total Permanent Filled Positions	123	60,411

H. Philippine Council for Agriculture and Fisheries

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	2	3,292
Deputy executive Director III	1	1,457
Chief Administrative Officer Planning	1	1,001
Planning Officer V	1	1,001
Development Management Officer V	2	2,002

Total Key Positions	7	8,753

Other Positions

Administrative	47	11,704
Support to Technical	10	3,114
Technical	68	28,637

Total Other Positions	125	43,455

APRIL 29, 2019	OFFICIAL GAZETTE	385

For the difference between the Authorized and Actual Salaries		1,425

Total Permanent Positions	132	53,633

Total Permanent Filled Positions	98	39,985

I. Philippine Fiber Industry Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Director II	9	11,601
Chief Fiber Development Officer	3	3,003
Chief Science Research Specialist	1	1,001
Chief Administrative Officer	1	1,001
Planning Officer V	1	1,001

Total Key Positions	17	20,710

Other Positions

Administrative	77	20,928
Support to Technical	29	10,233
Technical	286	99,172

Total Other Positions	392	130,383

For the difference between the Authorized and Actual Salaries		2,942

Total Permanent Positions	409	154,035

Total Permanent Filled Positions	369	139,036

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VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	6	12,613
Department Assistant Secretary	6	11,162
Director IV	34	55,964
Director III	30	43,710
Attorney VI	4	5,157
Chief Accountant	1	1,001
Planning Officer V	3	3,003
Internal Auditor V	2	2,002
Information Technology Officer III	4	4,003
Information Officer V	1	1,001
Chief Budget and Management Specialist	85	85,076
Training Specialist V	2	2,002
Chief Administrative Officer	12	12,012

Total Key Positions	191	241,800

Other Positions

Administrative	338	117,458
Support to Technical	96	33,394
Technical	669	314,693

Total Other Positions	1,103	465,545

For the difference between the Authorized and Actual Salaries		11,930

Total Permanent Positions	1,294	719,275

Total Permanent Filled Positions	827	501,890

B. Government Procurement Policy Board - Technical Support Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,102
Deputy Executive Director IV	2	3,293

Total Key Positions	3	5,395

APRIL 29, 2019	OFFICIAL GAZETTE	387
STAFFING SUMMARY, DBM

Other Positions

Administrative	9	3,950
Support to Technical	1	784
Technical	36	24,148

Total Other Positions	46	28,882

For the difference between the Authorized and Actual Salaries		218

Total Permanent Positions	49	34,495

Total Permanent Filled Positions	34	22,558

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VII. DEPARTMENT OF EDUCATION

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	7	14,715
Department Assistant Secretary	5	9,302
Director IV	34	55,964
Executive Director II	2	2,914
Head Executive Assistant	1	1,457
Director III	27	39,339
Schools Division Superintendent	212	273,268
Attorney V	2	2,282
Assistant Schools Division Superintendent	255	290,955
Vocational School Superintendent I	2	2,282
Chief Education Program Specialist	10	10,010
Chief Administrative Officer	43	43,043
Chief Education Supervisor	516	516,516
Chief Accountant	1	1,001
Project Development Officer V	12	12,012
Planning Officer V	1	1,001
Internal Auditor V	2	2,002
Information Technology Officer III	3	3,003
Executive Assistant V	1	1,001
Engineer V	1	1,001
Teachers’ Camp Superintendent	1	1,001
Chief Health Program Officer	1	1,001
Vocational School Administrator II	6	5,316
Vocational School Administrator I	3	2,352

Total Key Positions	1,149	1,295,832

Other Positions
Administrative	34,121	7,628,787
Support to Technical	2,616	932,811
Technical	913,083	269,977,429

Total Other Positions	949,820	278,539,027

For the difference between the Authorized and Actual Salaries		4,265,819

Total Permanent Positions	950,969	284,100,678

Total Permanent Filled Positions	825,364	249,647,594

APRIL 29, 2019	OFFICIAL GAZETTE	389
STAFFING SUMMARY, DEPED

B. Early Childhood Care and Development Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman IV	1	3,094
Executive Director V	1	2,102
Deputy Executive Director IV	1	1,646

Total Key Positions	3	6,842

Total Permanent Positions	3	6,842

Total Permanent Filled Positions	1	2,102

C. National Book Development board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Director I	2	2,282
Project Development Officer V	4	4,004
Chief Administrative Officer	1	1,001
Board Secretary V	1	1,001
Chairman (Ex-Officio)	1
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	9

Total Key Positions	10	11,391

Other Positions

Administrative	31	8,825
Support to Technical	8	4,561
Technical	30	13,840

Total Other Positions	69	27,226

For the difference between the Authorized and Actual Salaries		250

Total Permanent Positions	79	38,867

Total Permanent Filled Positions	32	16,677

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D. National Council for Children’s Television

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646

Total Key Positions	1	1,646

Other Positions

Administrative	1	784
Technical	4	1,525

Total Other Positions	5	2,309

Total Permanent Positions	6	3,955

Total Permanent Filled Positions	6	3,955

E. National Museum

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	2	2,914
Chief Administrative Officer	10	10,010
Museum Curator II	8	8,008

Total Key Positions	21	22,578

Other Positions

Administrative	243	63,114
Support to Technical	19	5,551
Technical	285	101,327

Total Other Positions	547	169,992

For the difference between the Authorized and Actual Salaries		3,905

Total Permanent Positions	568	196,475

Total Permanent Filled Positions	314	103,168

APRIL 29, 2019	OFFICIAL GAZETTE	391
STAFFING SUMMARY, DEPED

F. Philippine High School for the Arts

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457

Total Key Positions	2	3,103

Other Positions

Administrative	26	6,597
Support to Technical	3	817
Technical	34	15,563

Total Other Positions	63	22,977

For the difference between the Authorized and Actual Salaries		285

Total Permanent Positions	65	26,365

Total Permanent Filled Positions	54	21,035

392	OFFICIAL GAZETTE	VOL. 115, NO. 17
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VIII. STATE UNIVERSITIES AND COLLEGES

A. University of the Philippines System

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

UP President	1	3,094
UP Executive Vice-President	1	2,102
UP Vice-President	4	7,440
University Secretary II	1	1,860
Chancellor II	6	11,160
Chancellor I	15	24,691
Director IV	2	3,292
Executive Director III	1	1,646
Director III	1	1,457
Director II	20	25,781
Director I	19	21,679
Attorney V	2	2,282
Medical Officer V	1	1,141
Chief Accountant	5	5,005
Social Welfare Officer V	1	1,001
Architect V	2	2,002
Records Officer V	1	1,001
Project Development Officer V	1	1,001
Pharmacist VI	1	1,001
Nutritionist-Dietitian VI	1	1,001
Information Technology Officer III	2	2,002
Guidance Services Specialist V	1	1,001
Engineer V	3	3,003
College Librarian V	4	4,004
College Business Manager IV	4	4,004
Registrar V	4	4,004
Chief Scholarship Affairs Officer	1	1,001
Special Police Chief	2	2,002
Chief Administrative Officer	30	30,028

Total Key Positions	137	170,686

Other Positions
Administrative	4,443	1,024,052
Support to Technical	4,293	1,481,119
Technical	4,919	5,813,409

Total Other Positions	13,655	8,318,580

For the difference between the Authorized and Actual Salaries		448,114

Total Permanent Positions	13,792	8,937,380

Total Permanent Filled Positions	12,278	8,286,220

APRIL 29, 2019	OFFICIAL GAZETTE	393
STAFFING SUMMARY, SUCS

B. NATIONAL CAPITAL REGION

B.1 Eulogio ‘Amang’ Rodriguez Institute of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
SUC Vice-President II	1	1,289
Chief Administrative Officer	2	2,002

Total Key Positions	4	4,937

Other Positions

Administrative	50	12,356
Support to Technical	16	5,716
Technical	337	128,819

Total Other Positions	403	146,891

For the difference between the Authorized and Actual Salaries		1,811

Total Permanent Positions	407	153,639

Total Permanent Filled Positions	269	100,567

B.2 Marikina Polytechnic College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457

Total Key Positions	1	1,457

Other Positions
Administrative	45	7,673
Support to Technical	21	6,830
Technical	195	66,735

Total Other Positions	261	81,238

For the difference between the Authorized and Actual Salaries		612

Total Permanent Positions	262	83,307

Total Permanent Filled Positions	197	64,313

394	OFFICIAL GAZETTE	VOL. 115, NO. 17
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B.3 Philippine Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102
SUC Vice-President IV	2	3,293
Chief Administrative Officer	2	2,002

Total Key Positions	5	7,397

Other Positions

Administrative	9	6,656
Support to Technical	1	784
Technical	600	324,521

Total Other Positions	610	331,961

For the difference between the Authorized and Actual Salaries		4,493

Total Permanent Positions	615	343,851

Total Permanent Filled Positions	493	265,920

B.4 Philippine State College of Aeronautics

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
SUC Vice-President I	1	1,141
Director I	1	1,141
Chief Administrative Officer	1	1,001

Total Key Positions	4	4,740

Other Positions

Administrative	50	11,781
Support to Technical	13	4,989
Technical	181	70,916

Total Other Positions	244	87,686

For the difference between the Authorized and Actual Salaries		1,166

APRIL 29, 2019	OFFICIAL GAZETTE	395
STAFFING SUMMARY, SUCS

Total Permanent Positions	248	93,592

Total Permanent Filled Positions	187	65,642

B.5 Polytechnic University of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102
SUC Executive Vice-President	1	1,860
SUC Vice-President IV	1	1,646
Medical Officer V	2	2,282
Attorney V	1	1,141
Registrar V	1	1,001
Chief Administrative Officer	5	5,004

Total Key Positions	12	15,036

Other Positions

Administrative	422	82,701
Support to Technical	96	37,104
Technical	1,537	749,837

Total Other Positions	2,055	869,642

For the difference between the Authorized and Actual Salaries		10,837

Total Permanent Positions	2,067	895,515

Total Permanent Filled Positions	1,886	834,500

B.6 Rizal Technological University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
SUC Vice-President II	1	1,289
Chief Administrative Officer	1	1,001

Total Key Positions	3	4,150

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Other Positions

Administrative	86	18,761
Support to Technical	15	6,095
Technical	525	228,867

Total Other Positions	626	253,723

For the difference between the Authorized and Actual Salaries		1,910

Total Permanent Positions	629	259,783

Total Permanent Filled Positions	369	155,256

B.7 Technological University of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102
SUC Vice-President IV	3	4,939
Director II	2	2,578
Chief Administrative Officer	5	5,005

Total Key Positions	11	14,624

Other Positions

Administrative	227	56,401
Support to Technical	65	23,691
Technical	746	369,194

Total Other Positions	1,038	449,286

For the difference between the Authorized and Actual Salaries		7,979

Total Permanent Positions	1,049	471,889

Total Permanent Filled Positions	811	341,707

C. REGION I—ILOCOS

C.1 Don Mariano Marcos Memorial State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102
SUC Vice-President IV	1	1,646
Director IV	1	1,646

APRIL 29, 2019	OFFICIAL GAZETTE	397
STAFFING SUMMARY, SUCS

Chief Administrative Officer	3	3,003

Total Key Positions	6	8,397

Other Positions

Administrative	329	73,348
Support to Technical	134	30,190
Technical	921	495,413

Total Other Positions	1,384	598,951

For the difference between the Authorized and Actual Salaries		10,040

Total Permanent Positions	1,390	617,388

Total Permanent Filled Positions	1,171	469,652

C.2 Ilocos Sur Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646

Total Key Positions	1	1,646

Other Positions

Administrative	115	24,562
Support to Technical	14	4,381
Technical	253	103,104

Total Other Positions	382	132,047

For the difference between the Authorized and Actual Salaries		694

Total Permanent Positions	383	134,387

Total Permanent Filled Positions	332	116,180

C.3 Mariano Marcos State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102
SUC Vice-President IV	2	3,293

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Chief Administrative Officer	2	2,002

Total Key Positions	5	7,397

Other Positions

Administrative	265	58,861
Support to Technical	88	21,371
Technical	605	339,744

Total Other Positions	958	419,976

For the difference between the Authorized and Actual Salaries		3.931

Total Permanent Positions	963	431,304

Total Permanent Filled Positions	741	288,057

C.4 North Luzon Philippines State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Administrative	14	2,832
Support to Technical	4	1,249
Technical	82	30,380

Total Other Positions	100	34,461

For the difference between the Authorized and Actual Salaries		70

Total Permanent Positions	102	36,989

Total Permanent Filled Positions	100	36,353

C.5 Pangasinan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
SUC President IV	1	2,102
SUC Vice-President IV	1	1,646
Chief Administrative Officer	2	2,002

Total Key Positions	4	5,750

APRIL 29, 2019	OFFICIAL GAZETTE	399
STAFFING SUMMARY, SUCS

Other Positions

Administrative	209	44,130
Support to Technical	45	11,920
Technical	655	305,075

Total Other Positions	909	361,125

For the difference between the Authorized and Actual Salaries		3,312

Total Permanent Positions	913	370,187

Total Permanent Filled Positions	829	310,533

C.6 University of Northern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102
Chief Administrative Officer	2	2,002

Total Key Positions	3	4,104

Other Positions

Administrative	137	32,478
Support to Technical	8	3,916
Technical	470	241,915

Total Other Positions	615	278,309

For the difference between the Authorized and Actual Salaries		3,878

Total Permanent Positions	618	286,291

Total Permanent Filled Positions	583	271,470

D. CORDILLERA ADMINISTRATIVE REGION

D.1 Abra State Institute of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

400	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Other Positions

Administrative	57	12,991
Support to Technical	11	2,807
Technical	198	89,942

Total Other Positions	266	105,740

For the difference between the Authorized and Actual Salaries		857

Total Permanent Positions	268	109,244

Total Permanent Filled Positions	235	93,909

D.2 Apayao State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)

	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Position	2	2,647

Other Positions

Administrative	21	6,273
Support to Technical	3	1,103
Technical	95	43,342

Total Other Positions	119	50,718

For the difference between the Authorized and Actual Salaries		1,001

Total Permanent Positions	121	54,366

Total Permanent Filled Positions	111	50,016

D.3 Benguet State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)

	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102

APRIL 29, 2019	OFFICIAL GAZETTE	401
STAFFING SUMMARY, SUCS

SUC Vice-President IV	1	1,646
Chief Administrative Officer	2	2,002
Associate Professor V	1	886

Total Key Positions	5	6,636

Other Positions

Administrative	230	50,788
Support to Technical	65	16,043
Technical	469	269,113

Total Other Positions	764	335,944

For the difference between the Authorized and Actual Salaries		4,454

Total Permanent Positions	769	347,034

Total Permanent Filled Positions	693	296,051

D.4 Ifugao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos]	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	76	18,584
Support to Technical	25	6,902
Technical	276	124,839

Total Other Positions	377	150,325

For the difference between the Authorized and Actual Salaries		1,792

Total Permanent Positions	380	155,979

Total Permanent Filled Positions	354	143,445

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D.5 Kalinga State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	46	11,516
Support to Technical	9	2,172
Technical	246	119,002

Total Other Positions	301	132,690

For the difference between the Authorized and Actual Salaries		1,037

Total Permanent Positions	304	137,589

Total Permanent Filled Positions	283	124,235

D. 6 Mountain Province State Polytechnic University

(Mountain Province State Polytechnic College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
SUC Vice-President III	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	3	4,318

Other Positions

Administrative	59	13,714
Support to Technical	6	2,162
Technical	212	91,605

Total Other Positions	277	107,481

For the difference between the Authorized and Actual Salaries		1,174

Total Permanent Positions	280	112,973

Total Permanent Filled Positions	235	95,738

APRIL 29, 2019	OFFICIAL GAZETTE	403
STAFFING SUMMARY, SUCS

E. REGION II—CAGAYAN VALLEY

E.1 Batanes State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

SUC President I	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Other Positions

Administrative	3	1,176
Technical	52	18,040

Total Other Positions	55	19,216

For the difference between the Authorized and Actual Salaries		86

Total Permanent Positions	57	21,760

Total Permanent Filled Positions	48	18,146

E.2 Cagayan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	200	36,664
Support to Technical	95	23,840
Technical	815	382,460

Total Other Positions	1,110	442,964

For the difference between the Authorized and Actual Salaries		6,526

Total Permanent Positions	1,113	453,352

Total Permanent Filled Positions	958	378,020

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E. 3 Isabela State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

SUC President IV	1	2,102
SUC Vice-President IV	2	3,293
College Administrator II	1	1,289
Chief Administrative Officer	2	2,002

Total Key Positions	6	8,606

Other Positions

Administrative	285	60,050
Support to Technical	54	13,470
Technical	944	509,218

Total Other Positions	1,283	582,738

For the difference between the Authorized and Actual Salaries		11,172

Total Permanent Positions	1,289	602,596

Total Permanent Filled Positions	1,209	553,587

E.4 Nueva Vizcaya State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	190	42,415
Technical	452	243,895

Total Other Positions	642	286,310

APRIL 29, 2019	OFFICIAL GAZETTE	405
STAFFING SUMMARY, SUCS

For the difference between the Authorized and Actual Salaries		1,480

Total Permanent Positions	645	291,652

Total Permanent Filled Positions	567	251,666

E.5 Quirino State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,648

Other Positions

Administrative	20	5,314
Support to Technical	8	1,563
Technical	246	85,624

Total Other Positions	274	92,501

For the difference between the Authorized and Actual Salaries		1,011

Total Permanent Positions	277	97,160

Total Permanent Filled Positions	274	96,250

F. REGION III - CENTRAL LUZON

F.1 Aurora State College of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	42	10,672
Support to Technical	3	950

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Technical	92	40,434

Total Other Positions	137	52,076

For the difference between the Authorized and Actual Salaries		1,017

Total Permanent Positions	139	55,740

Total Permanent Filled Positions	138	55,571

F.2 Bataan Peninsula State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	129	31,427
Support to Technical	8	3,103
Technical	405	175,639

Total Other Positions	542	210,169

For the difference between the Authorized and Actual Salaries		1,387

Total Permanent Positions	545	215,418

Total Permanent Filled Positions	485	194,425

F.3 Bulacan Agricultural State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457

Total Key Positions	1	1,457

APRIL 29, 2019	OFFICIAL GAZETTE	407
STAFFING SUMMARY, SUCS

Other Positions

Administrative	39	9,514
Support to Technical	1	366
Technical	145	65,333

Total Other Positions	185	75,213

For the difference between the Authorized and Actual Salaries		552

Total Permanent Positions	186	77,222

Total Permanent Filled Positions	173	72,359

F.4 Bulacan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,362

Other Positions

Administrative	90	23,889
Support to Technical	1	784
Technical	744	349,901

Total Other Positions	835	374,574

For the difference between the Authorized and Actual Salaries		5,298

Total Permanent Positions	838	383,734

Total Permanent Filled Positions	800	362,891

F.5 Central Luzon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102
SUC Executive Vice-President	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	4	5,964

408	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Other Positions

Administrative	404	85,952
Support to Technical	21	7,722
Technical	566	308,072

Total Other Positions	991	401,746

For the difference between the Authorized and Actual Salaries		4,495

Total Permanent Positions	995	412,205

Total Permanent Filled Positions	951	395,037

F.6 Don Honorio Ventura Technological University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
SUC Vice - President I	1	1,141
Chief Administrative Officer	2	2,002

	4	5,003

Total Key Positions

Other Positions

Administrative	47	15,667
Support to Technical	1	784
Technical	341	133,759

Total Other Positions	389	150,210

For the difference between the Authorized and Actual Salaries		(3,513)

Total Permanent Positions	393	151,700

Total Permanent Filled Positions	356	132,359

F.7 Nueva Ecija University of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
SUC Vice-President III	1	1,457
Chief Administrative Officer	2	2,002

Total Key Positions	4	5,319

APRIL 29, 2019	OFFICIAL GAZETTE	409
STAFFING SUMMARY, SUCS

Other Positions

Administrative	156	36,584
Support to Technical	4	2,106
Technical	521	234,959

Total Other Positions	681	273,649

For the difference between the Authorized and Actual Salaries		1,617

Total Permanent Positions	685	280,585

Total Permanent Filled Positions	491	210,726

F.8 Pampanga State Agricultural University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
SUC Vice-President III	1	1,457
Chief Administrative Officer	2	2,002

Total Key Positions	4	5,319

Other Positions

Administrative	94	21,930
Support to Technical	3	1,158
Technical	239	119,162

Total Other Positions	336	142,250

For the difference between the Authorized and Actual Salaries		2,803

Total Permanent Positions	340	150,372

Total Permanent Filled Positions	324	142,017

F.9 Philippine Merchant Marine Academy

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
SUC Vice-President I	1	1,141

410	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Chief Administrative Officer	1	1,001

Total Key Positions	3	3,599

Other Positions

Administrative	106	18,661
Support to Technical	25	7,520
Technical	87	40,763

Total Other Positions	218	66,944

For the difference between the Authorized and Actual Salaries		1,411

Total Permanent Positions	221	71,954

Total Permanent Filled Positions	193	60,822

F.10 President Ramon Magsaysay State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

SUC President III	1	1,860
SUC Vice-President III	1	1,457
Chief Administrative Officer	2	2,002

Total Key Positions	4	5,319
Other Positions

Administrative	57	16,835
Support to Technical	12	4,813
Technical	356	137,503

Total Other Positions	425	159,151

For the difference between the Authorized and Actual Salaries		1,522

Total Permanent Positions	429	165,992

Total Permanent Filled Positions	416	159,643

F.11 Tarlac Agricultural University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

APRIL 29, 2019	OFFICIAL GAZETTE	411
STAFFING SUMMARY, SUCS

Other Positions

Administrative	122	27,388
Support to Technical	5	1,277
Technical	237	115,665

Total Other Positions	364	144,330

For the difference between the Authorized and Actual Salaries		1,668

Total Permanent Positions	367	149,860

Total Permanent Filled Positions	298	121,519

F.12 Tarlac State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	67	19,379
Support to Technical	1	275
Technical	358	178,481

Total Other Positions	426	198,135

For the difference between the Authorized and Actual Salaries		2,588

Total Permanent Positions	429	204,585

Total Permanent Filled Positions	408	196,072

G. REGION IV - SOUTHERN TAGALOG AND PALAWAN

REGION IV - A (CALABARZON)

G.1 Batangas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)

412	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
College Administrator II	1	1,289
Chief Administrative Officer	2	2,002
Vocational School Administrator I	1	784

Total Key Positions	5	5,935

Other Positions

Administrative	90	18,605
Support to Technical	4	1,056
Technical	685	274,709

Total Other Positions	779	294,370

For the difference between the Authorized and Actual Salaries		2,034

Total Permanent Positions	784	302,339

Total Permanent Filled Positions	729	275,511

G.2 Cavite State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102
SUC Vice-President III	1	1,457
College Administrator II	1	1,289
College Administrator I	1	1,141
Chief Administrative Officer	2	2,002

Total Key Positions	6	7,991

Other Positions

Administrative	131	26,790
Support to Technical	23	5,979
Technical	710	301,784

Total Other Positions	864	334,553

For the difference between the Authorized and Actual Salaries		1,648

Total Permanent Positions	870	344,192

Total Permanent Filled Positions	747	286,855

APRIL 29, 2019	OFFICIAL GAZETTE	413
STAFFING SUMMARY, SUCS

G.3 Laguna State Polytechnic University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	87	19,351
Support to Technical	7	1,668
Technical	565	229,973

Total Other Positions	659	250,992

For the difference between the Authorized and Actual Salaries		582

Total Permanent Positions	661	254,221

Total Permanent Filled Positions	553	212,662

G.4 Southern Luzon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
College Administrator I	1	1,141
Chief Administrative Officer	1	1,001

Total Key Positions	3	3,788

Other Positions

Administrative	63	14,088
Support to Technical	13	2,298
Technical	384	169,957

Total Other Positions	460	186,343

For the difference between the Authorized and Actual Salaries		1,964

Total Permanent Positions	463	192,095

Total Permanent Filled Positions	422	174,249

414	OFFICIAL GAZETTE	VOL. 115, NO. 17
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G.5 University of Rizal System

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	3	3,003

Total Key Positions	4	4,863

Other Positions

Administrative	90	21,715
Support to Technical	23	3,316
Technical	626	312,571

Total Other Positions	739	337,602

For the difference between the Authorized and Actual Salaries		2,378

Total Permanent Positions	743	344,843

Total Permanent Filled Positions	632	292,809

REGION IV – B (MIMAROPA)

H.1 Marinduque State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	37	8,080
Support to Technical	11	3,074
Technical	233	89,419

Total Other Positions	281	100,573

For the difference between the Authorized and Actual Salaries		588

Total Permanent Positions	283	103,808

Total Permanent Filled Positions	255	94,569

APRIL 29, 2019	OFFICIAL GAZETTE	415
STAFFING SUMMARY, SUCS

H.2 Mindoro State University

(Mindoro State College of Agriculture and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	52	11,817
Support to Technical	21	5,325
Technical	249	93,635

Total Other Positions	322	110,777

For the difference between the Authorized and Actual Salaries		909

Total Permanent Positions	324	114,333

Total Permanent Filled Positions	258	91,849

H.3 Occidental Mindoro State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	80	16,651

416	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Support to Technical	26	7,108
Technical	298	112,128

Total Other Positions	404	135,887

For the difference between the Authorized and Actual Salaries		726

Total Permanent Positions	406	139,260

Total Permanent Filled Positions	381	130,973

H.4 Palawan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	102	21,377
Support to Technical	5	1,605
Technical	584	225,648

Total Other Positions	691	248,630

For the difference between the Authorized and Actual Salaries		1,789

Total Permanent Positions	693	253,066

Total Permanent Filled Positions	589	209,130

H.5 Romblon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001
Vocational School Administrator I	1	784

Total Key Positions	3	3,431

APRIL 29, 2019	OFFICIAL GAZETTE	417
STAFFING SUMMARY, SUCS

Other Positions

Administrative	82	16,166
Support to Technical	24	6,727
Technical	329	133,639

Total Other Positions	435	156,532

For the difference between the Authorized and Actual Salaries		1,324

Total Permanent Positions	438	161,287

Total Permanent Filled Positions	352	133,178

R.6 western Philippines University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,861

Other Positions

Administrative	78	16,280
Support to Technical	24	5,480
Technical	305	129,018

Total Other Positions	407	150,778

For the difference between the Authorized and Actual Salaries		1,681

Total Permanent Positions	409	155,320

Total Permanent Filled Positions	365	140,240

I. REGION V - BICOL

I.1 Bicol State College of Applied Sciences and Technology University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457

Total Key Positions	1	1,457

418	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Other Positions

Administrative	31	6,579
Support to Technical	7	3,184
Technical	133	62,203

Total Other Positions	171	71,966

For the difference between the Authorized and Actual Salaries		820

Total Permanent Positions	172	74,243

Total Permanent Filled Positions	140	57,521

I.2 Bicol University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
SUC President IV	1	2,102
Chief Administrative Officer	2	2,002

Total Key Positions	3	4,104

Other Positions

Administrative	289	65,028
Support to Technical	63	17,807
Technical	791	443,895

Total Other Positions	1,143	526,730

For the difference between the Authorized and Actual Salaries		6,060

Total Permanent Positions	1,146	536,894

Total Permanent Filled Positions	940	447,473

I.3 Camarines Norte State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

APRIL 29, 2019	OFFICIAL GAZETTE	419
STAFFING SUMMARY, SUCS

Other Positions

Administrative	59	14,101
Support to Technical	20	6,398
Technical	340	130,174

Total Other Positions	419	150,673

For the difference between the Authorized and Actual Salaries		966

Total Permanent Positions	421	154,286

Total Permanent Filled Positions	357	127,754

I.4 Camarines Sur Polytechnic Colleges

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	31	8,003
Support to Technical	4	1,668
Technical	150	60,560

Total Other Positions	185	70,231

For the difference between the Authorized and Actual Salaries		1,040

Total Permanent Positions	187	73,918

Total Permanent Filled Positions	172	67,358

I.5 Catanduanes State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)

420	OFFICIAL GAZETTE	VOL. 115, NO. 17
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	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,861

Other Positions

Administrative	204	43,112
Support to Technical	31	10,076
Technical	335	160,234

Total Other Positions	570	213,422

For the difference between the Authorized and Actual Salaries		1,593

Total Permanent Positions	572	217,876

Total Permanent Filled Positions	377	146,495

I. 6 Central Bicol State University of Agriculture

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,861

Other Positions

Administrative	107	22,060
Support to Technical	30	9,160
Technical	416	212,530

Total Other Positions	553	243,750

For the difference between the Authorized and Actual Salaries		2,385

Total Permanent Positions	555	248,996

Total Permanent Filled Positions	431	198,664

APRIL 29, 2019	OFFICIAL GAZETTE	421
STAFFING SUMMARY, SUCS

I.7 Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	32	7,570
Support to Technical	9	2,946
Technical	120	58,952

Total Other Positions	161	69,468

For the difference between the Authorized and Actual Salaries		(134)

Total Permanent Positions	163	71,981

Total Permanent Filled Positions	137	62,254

I.8 Partido State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	65	16,965
Support to Technical	20	6,398
Technical	310	137,957

Total Other Positions	395	161,320

For the difference between the Authorized and Actual Salaries		968

Total Permanent Positions	398	166,150

Total Permanent Filled Positions	371	154,005

422	OFFICIAL GAZETTE	VOL. 115, NO. 17
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I.9 Sorsogon State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
SUC Vice-President II	1	1,289
Chief Administrative Officer	1	1,001

Total Key Positions	3	3,936

Other Positions

Administrative	77	18,170
Support to Technical	17	5,735
Technical	290	129,815

Total Other Positions	384	153,720

For the difference between the Authorized and Actual Salaries		(1,038)

Total Permanent Positions	387	156,618

Total Permanent Filled Positions	350	140,498

J. REGION VI – WESTERN VISAYAS

J.1. Aklan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,648

Other Positions

Administrative	104	20,851
Support to Technical	45	12,549
Technical	342	210,448

Total Other Positions	491	243,848

For the difference between the Authorized and Actual Salaries		2,609

Total Permanent Positions	494	250,105

Total Permanent Filled Positions	388	190,059

APRIL 29, 2019	OFFICIAL GAZETTE	423
STAFFING SUMMARY, SUCS

J.2 Capiz State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Internal Auditor V	1	1,001
Chief Administrative Officer	2	2,002

	4	4,863

Total Key Positions
Other Positions

Administrative	150	35,361
Support to Technical	50	16,760
Technical	539	357,343

Total Other Positions	739	409,464

For the difference between the Authorized and Actual Salaries		4,459

Total Permanent Positions	743	418,786

Total Permanent Filled Positions	681	376,857

J.3 Carlos C. Hilado Memorial State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,648

Other Positions

Administrative	70	15,898
Support to Technical	17	5,024
Technical	395	149,944

Total Other Positions	482	170,866

For the difference between the Authorized and Actual Salaries		1,632

Total Permanent Positions	485	176,146

Total Permanent Filled Positions	451	162,243

424	OFFICIAL GAZETTE	VOL. 115, NO. 17
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J.4 Central Philippines State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Other Positions

Administrative	21	6,481
Support to Technical	10	2,598
Technical	249	84,046

Total Other Positions	280	93,125

For the difference between the Authorized and Actual Salaries		504

Total Permanent Positions	282	96,087

Total Permanent Filled Positions	258	87,437

J.5 Guimaras State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Other Positions

Administrative	14	4,613
Support to Technical	4	1,645
Technical	86	37,619

Total Other Positions	104	43,877

APRIL 29, 2019	OFFICIAL GAZETTE	425
STAFFING SUMMARY, SUCS

Far the difference between the Authorized and Actual Salaries		214

Total Permanent Positions	106	46,549

Total Permanent Filled Positions	92	41,429

J.6 Iloilo Science and Technology University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	120	26,957
Support to Technical	33	10,942
Technical	485	239,525

Total Other Positions	638	277,424

For the difference between the Authorized and Actual Salaries		3,446

Total Permanent Positions	641	284,732

Total Permanent Filled Positions	602	265,438

J.7 Iloilo State University of Science and Technology

(Iloilo State College of Fisheries)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	823
Chief Administrative Officer	1	1,001

Total Key Positions	2	1,824

Other Positions
Administrative	105	21,504

426	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Support to Technical	42	12,598
Technical	266	143,487

Total Other Positions	413	177,589

For the difference between the Authorized and Actual Salaries		1 ,681

Total Permanent Positions	415	181,094

Total Permanent Filled Positions	321	138,314

J.8 Northern Iloilo State University

(Northern Iloilo Polytechnic State College]

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
College Administrator I	1	1,141
Chief Administrative Officer	1	1,001

Total Key Positions	3	3,788

Other Positions

Administrative	101	22,189
Support to Technical	39	11,386
Technical	423	184,552

Total Other Positions	563	218,127

For the difference between the Authorized and Actual Salaries		1,634

Total Permanent Positions	566	223,549

Total Permanent Filled Positions	491	192,018

J.9 Northern Negros State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

APRIL 29, 2019	OFFICIAL GAZETTE	427
STAFFING SUMMARY, SUCS

Other Positions

Administrative	13	3,684
Support to Technical	4	1,406
Technical	147	57,666

Total Other Positions	164	62,756

For the difference between the Authorized and Actual Salaries		450

Total Permanent Positions	166	65,853

Total Permanent Filled Positions	144	58,344

J.10 University of Antique

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	81	17,229
Support to Technical	26	7,489
Technical	339	132,608

Total Other Positions	446	157,326

For the difference between the Authorized and Actual Salaries		1,095

Total Permanent Positions	449	162,283

Total Permanent Filled Positions	422	149,327

J.11 Nest Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

SUC President IV	1	2,102
Medical Center Chief II	1	1,457

428	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Chief of Medical Professional Staff II	1	1,289
Chief Administrative Officer	4	4,004

Total Key Positions	7	8,852

Other Positions

Administrative	359	85,078
Support to Technical	97	31,365
Technical	1,297	640,378

Total Other Positions	1,753	756,821

For the difference between the Authorized and Actual Salaries		3,184

Total Permanent Positions	1,760	768,857

Total Permanent Filled Positions	1,527	646,684

K. REGION VII - CENTRAL VISAYAS

K.1 Bohol Island State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
SUC Vice-President II	1	1,289
Chief Administrative Officer	1	1,001
Vocational School Administrator II	1	886

Total Key Positions	4	4,822

Other Positions

Administrative	114	25,121
Support to Technical	1	443
Technical	515	190,395

Total Other Positions	630	215,959

For the difference between the Authorized and Actual Salaries		1,237

Total Permanent Positions	634	222,018

Total Permanent Filled Positions	544	186,750

APRIL 29, 2019	OFFICIAL GAZETTE	429
STAFFING SUMMARY, SUCS

K.2 Cebu Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
SUC Vice-President III	1	1,457
Chief Administrative Officer	2	2,002

Total Key Positions	4	5,319

Other Positions

Administrative	54	13,845
Technical	268	127,732

Total Other Positions	322	141,577

For the difference between the Authorized and Actual Salaries		1,069

Total Permanent Positions	326	147,965

Total Permanent Filled Positions	277	122,225

K.3 Cebu Technological University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102
SUC Vice-President IV	1	1,646
Vocational School Superintendent II	1	1,299
Chief Administrative Officer	2	2,002

Total Key Positions	5	7,039

Other Positions

Administrative	241	55,520
Technical	912	391,466

Total Other Positions	1,153	446,996

For the difference between the Authorized and Actual Salaries		3,112

430	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Total Permanent Positions	1,158	457,137

Total Permanent Filled Positions	1,000	390,485

K.4 Negros Oriental State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	69	15,745
Technical	466	202,193

Total Other Positions	535	217,938

For the difference between the Authorized and Actual Salaries		1,990

Total Permanent Positions	538	223,790

Total Permanent Filled Positions	326	141,649

K.5 Siquijor State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	25	7,566
Technical	77	38,973

Total Other Positions	102	46,539

APRIL 29, 2019	OFFICIAL GAZETTE	431
STAFFING SUMMARY, SUCS

Far the difference between the Authorized and Actual Salaries		(1,487)

Total Permanent Positions	104	47,699

Total Permanent Filled Positions	86	40,821

L. REGION VIII - EASTERN VISAYAS

L.1 Eastern Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	191	38,300
Support to Technical	25	3,764
Technical	475	183,084

Total Other Positions	691	225,148

For the difference between the Authorized and Actual Salaries		1,379

Total Permanent Positions	694	230,389

Total Permanent Filled Positions	688	228,458

L.2 Eastern Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
College Administrator II	1	1,289
Chief Administrative Officer	2	2,002

Total Key Positions	4	5,151

432	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Other Positions

Administrative	136	28,872
Support to Technical	9	1,357
Technical	497	234,548

Total Other Positions	642	264,777

For the difference between the Authorized and Actual Salaries		2,232

Total Permanent Positions	646	272,160

Total Permanent Filled Positions	588	242,724

L.3 Leyte Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	74	17,439
Support to Technical	3	476
Technical	239	99,595

Total Other Positions	316	117,510

For the difference between the Authorized and Actual Salaries		1,079

Total Permanent Positions	319	122,451

Total Permanent Filled Positions	279	107,896

L.4 Naval State University (Naval Institute of Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

APRIL 29, 2019	OFFICIAL GAZETTE	433
STAFFING SUMMARY, SUCS

Total Key Positions	3	3,862

Other Positions

Administrative	67	15,708
Support to Technical	9	1,305
Technical	264	99,421

Total Other Positions	340	116,434

For the difference between the Authorized and Actual Salaries		1,076

Total Permanent Positions	343	121,372

Total Permanent Filled Positions	293	101,781

L.5 Northwest Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	68	14,486
Support to Technical	2	408
Technical	227	87,519

Total Other Positions	297	102,413

For the difference between the Authorized and Actual Salaries		1,305

Total Permanent Positions	300	107,580

Total Permanent Filled Positions	239	86,541

L.6 Palompon Polytechnic State University

(Palompon Institute of Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount

434	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	65	15,152
Support to Technical	6	907
Technical	200	86,209

Total Other Positions	271	102,268

For the difference between the Authorized and Actual Salaries		1,165

Total Permanent Positions	274	107,295

Total Permanent Filled Positions	239	90,365

L.7 Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	104	23,923
Support to Technical	6	926
Technical	304	116,371

Total Other Positions	414	141,220

For the difference between the Authorized and Actual Salaries		2,018

Total Permanent Positions .	417	147,100

Total Permanent Filled Positions	400	138,626

APRIL 29, 2019	OFFICIAL GAZETTE	435
STAFFING SUMMARY, SUCS

L.8 Southern Leyte State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
College Administrator II	2	2,578
Chief Administrative Officer	1	1,001

Total Key Positions	4	5,225

Other Positions

Administrative	156	36,813
Support to Technical	9	2,018
Technical	319	134,316

Total Other Positions	484	173,147

For the difference between the Authorized and Actual Salaries		1,717

Total Permanent Positions	488	180,089

Total Permanent Filled Positions	451	162,741

L.9 University of Eastern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	166	41,746
Support to Technical	32	5,651
Technical	502	243,325

Total Other Positions	700	290,722

For the difference between the Authorized and Actual Salaries		3,214

Total Permanent Positions	703	297,798

436	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Total Permanent Filled Positions	638	266,200

L.10 Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102
Chief Administrative Officer	2	2,002

Total Key Positions	3	4,104

Other Positions

Administrative	328	71,930
Support to Technical	25	4,738
Technical	625	305,622

Total Other Positions	978	382,290

For the difference between the Authorized and Actual Salaries		8,260

Total Permanent Positions	981	394,654

Total Permanent Filled Positions	939	363,477

M. REGION IX - ZAMBOANGA PENINSULA

M.1 J. H. Cerilles State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
College Administrator I	1	1,141

Total Key Positions	2	2,598

Other Positions

Administrative	56	12,850
Support to Technical	12	2,513
Technical	222	83,192

APRIL 29, 2019	OFFICIAL GAZETTE	437
STAFFING SUMMARY, SUCS

Total Other Positions	290	98,555

For the difference between the Authorized and Actual Salaries		561

Total Permanent Positions	292	101,714

Total Permanent Filled Positions	277	96,292

M.2. Jose Rizal Memorial State University (Jose Rizal Memorial State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
SUC Vice-President II	1	1,289
Chief Administrative Officer	1	1,001

Total Key Positions	3	3,936

Other Positions

Administrative	103	20,992
Support to Technical	19	4,048
Technical	418	192,896

Total Other Positions	540	217,936

For the difference between the Authorized and Actual Salaries		1,080

Total Permanent Positions	543	222,952

Total Permanent Filled Positions	502	205,689

M.3 Western Mindanao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
SUC Vice-President III	2	2,914
Chief Administrative Officer	2	2,002

Total Key Positions	5	6,776

Other Positions

438	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Administrative	125	26,448
Support to Technical	9	1,990
Technical	825	374,917

Total Other Positions	959	403,355

For the difference between the Authorized and Actual Salaries		4,537

Total Permanent Positions	964	414,668

Total Permanent Filled Positions	647	286,122

M.4 Zamboanga City State Polytechnic College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646

Total Key Positions	1	1,646

Other Positions

Administrative	53	13,825
Technical	161	79,295

Total Other Positions	214	93,120

For the difference between the Authorized and Actual Salaries		600

Total Permanent Positions	215	95,366

Total Permanent Filled Positions	189	84,925

M.5 Zamboanga State College of Marine Sciences and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

APRIL 29, 2019	OFFICIAL GAZETTE	439
STAFFING SUMMARY, SUCS

Administrative	89	19,024
Support to Technical	11	2,670
Technical	159	72,483

Total Other Positions	259	94,177

For the difference between the Authorized and Actual Salaries		1,336

Total Permanent Positions	261	98,160

Total Permanent Filled Positions	238	83,635

N. REGION X - NORTHERN MINDANAO

N.1 Bukidnon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos]	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,860
Chief Administrative Officer	2	2,002

Total Key Positions	3	3,862

Other Positions

Administrative	40	10,518
Support to Technical	1	784
Technical	358	148,597

Total Other Positions	399	159,899

For the difference between the Authorized and Actual Salaries		(398)

Total Permanent Positions	402	163,363

Total Permanent Filled Positions	379	151,733

N.2 Camiguin Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand PESOS)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646

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Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	24	5,781
Technical	95	37,030

Total Other Positions	119	42,811

For the difference between the Authorized and Actual Salaries		511

Total Permanent Positions	121	45,969

Total Permanent Filled Positions	95	35,538

N.3 Central Mindanao University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102
SUC Vice-President III	2	2,914
Chief Administrative Officer	2	2,002

Total Key Positions	5	7,018

Other Positions

Administrative	389	69,683
Support to Technical	71	18,896
Technical	441	233,057

Total Other Positions	901	321,636

For the difference between the Authorized and Actual Salaries		2,751

Total Permanent Positions	906	331,405

Total Permanent Filled Positions	760	275,523

N.4 HSU-Iligan Institute of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

APRIL 29, 2019	OFFICIAL GAZETTE	441
STAFFING SUMMARY, SUCS

Chancellor II	1	1,860
Chancellor I	3	4,938
Director II	2	2,578
Medical Officer V	1	1,141
Director I	3	3,423
Chief Administrative Officer	6	6,005
Chief Accountant	1	1,001
Security Officer V	1	1,001

Total Key Positions	18	21,947

Other Positions

Administrative	292	65,787
Support to Technical	118	37,826
Technical	587	493,149

Total Other Positions	997	596,762

For the difference between the Authorized and Actual Salaries		14,628

Total Permanent Positions	1,015	633,337

Total Permanent Filled Positions	859	564,270

N.5 Northwestern Mindanao State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)
Permanent Positions

Key Positions

SUC President I	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Other Positions

Administrative	12	3,550
Technical	58	21,813

Total Other Positions	70	25,363

For the difference between the Authorized and Actual Salaries		47

Total Permanent Positions	72	27,868

Total Permanent Filled Positions	65	24,750

N.6 University of Science and Technology of Southern Philippines - Cagayan de Oro Campus

442	OFFICIAL GAZETTE	VOL. 115, NO. 17
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STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102
SUC Vice-President II	1	1,289
Chief Administrative Officer	2	2,002

Total Key Positions	4	5,393

Other Positions

Administrative	57	12,896
Support to Technical	3	1,220
Technical	404	167,843

Total Other Positions	464	181,959

For the difference between the Authorized and Actual Salaries		1,375

Total Permanent Positions	468	188,727

Total Permanent Filled Positions	392	151,847

N.7 University of Science and Technology of Southern Philippines - Claveria Campus

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	23	6,215
Support to Technical	3	926
Technical	52	34,334

Total Other Positions	78	41,475

For the difference between the Authorized and Actual Salaries		635

Total Permanent Positions	80	44,757

APRIL 29, 2019	OFFICIAL GAZETTE	443
STAFFING SUMMARY, SUCS

Total Permanent Filled Positions	71	40,863

O. REGION XI - DAVAO REGION

O.1 Compostela Valley State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457

Total Key Positions	1	1,457

Other Positions

Administrative	10	2,595
Support to Technical	2	498
Technical	63	17,846

Total Other Positions	75	20,939

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	76	22,396

Total Permanent Filled Positions	71	21,020

O. 2 Davao del Norte State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Other Positions

Administrative	35	6,831
Support to Technical	12	2,596
Technical	90	39,428

Total Other Positions	137	48,855

444	OFFICIAL GAZETTE	VOL. 115, NO. 17
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For the difference between the Authorized and Actual Salaries		1,334

Total Permanent Positions	139	52,647

Total Permanent Filled Positions	130	47,707

O.3 Davao Oriental State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)
Permanent Positions

Key Positions

SUC President I	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Other Positions

Administrative	38	9,258
Support to Technical	5	1,599
Technical	168	69,225

Total Other Positions	211	80,082

For the difference between the Authorized and Actual Salaries		696

Total Permanent Positions	213	83,236

Total Permanent Filled Positions	207	79,280

O.4 Southern Philippines Agri-Business and Marine and Aquatic School of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Other Positions

Administrative	28	6,613
Support to Technical	4	1,384
Technical	139	55,506

APRIL 29, 2019	OFFICIAL GAZETTE	445
STAFFING SUMMARY, SUCS

Total Other Positions	171	63,503

For the difference between the Authorized and Actual Salaries		1,155

Total Permanent Positions	173	67,116

Total Permanent Filled Positions	144	56,551

O.5 University of Southeastern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
SUC Vice-President II	1	1,289
Chief Administrative Officer	2	2,002

Total Key Positions	4	4,937

Other Positions

Administrative	127	26,525
Support to Technical	13	4,440
Technical	477	245,172

Total Other Positions	617	276,137

For the difference between the Authorized and Actual Salaries		2,954

Total Permanent Positions	621	284,028

Total Permanent Filled Positions	521	230,573

P. REGION XII - SOCCSKSARGEN

P.1 Cotabato City State Polytechnic College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Other Positions

446	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Administrative	34	7,046
Support to Technical	1	366
Technical	192	78,807

Total Other Positions	227	86,219

For the difference between the Authorized and Actual Salaries		1,788

Total Permanent Positions	229	90,465

Total Permanent Filled Positions	208	77,620

P.2 Cotabato Foundation College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
SUC Vice-President I	1	1,141
Chief Administrative Officer	1	1,001

Total Key Positions	3	3,599

Other Positions

Administrative	92	19,583
Support to Technical	17	3,440
Technical	135	62,390

Total Other Positions	244	85,413

For the difference between the Authorized and Actual Salaries		532

Total Permanent Positions	247	89,544

Total Permanent Filled Positions	220	75,697

P.3. Sultan Kudarat State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457

APRIL 29, 2019	OFFICIAL GAZETTE	447
STAFFING SUMMARY, SUCS

Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Other Positions

Administrative	36	8,724
Support to Technical	11	2,840
Technical	365	163,696

Total Other Positions	412	175,260

For the difference between the Authorized and Actual Salaries		2,346

Total Permanent Positions	414	180,064

Total Permanent Filled Positions	329	148,087

P.4 University of Southern Mindanao

STAFFING SUMMARY

(Amount, In Thousand Pesos]	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,860
SUC Vice-President III	1	1,457
Medical Officer V	1	1,141
Chief Administrative Officer	2	2,002

Total Key Positions	5	6,460

Other Positions

Administrative	152	32,379
Support to Technical	40	12,955
Technical	542	300,885

Total Other Positions	734	346,219

For the difference between the Authorized and Actual Salaries		5,015

Total Permanent Positions	739	357,694

Total Permanent Filled Positions	668	304,970

Q. REGION XIII - CARAGA ADMINISTRATIVE REGION

Q.1 Agusan del Sur State College of Agriculture And Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos]

448	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	29	7,803
Support to Technical	1	303
Technical	102	37,448

Total Other Positions	132	45,554

For the difference between the Authorized and Actual Salaries		248

Total Permanent Positions	134	48,449

Total Permanent Filled Positions	127	43,612

Q.2 Caraga State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	54	12,997
Technical	250	105,812

Total Other Positions	304	118,809

For the difference between the Authorized and Actual Salaries		1,544

Total Permanent Positions	306	123,000

Total Permanent Filled Positions	293	116,762

Q.3 Surigao del Sur State University

APRIL 29, 2019	OFFICIAL GAZETTE	449
STAFFING SUMMARY, SUCS

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	94	21,375
Support to Technical	13	1,872
Technical	357	141,153

Total Other Positions	464	164,400

For the difference between the Authorized and Actual Salaries		762

Total Permanent Positions	466	167,809

Total Permanent Filled Positions	422	150,119

Q.4 Surigao State College of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,646
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,647

Other Positions

Administrative	50	12,881
Support to Technical	2	629
Technical	320	131,432

Total Other Positions	372	144,942

For the difference between the Authorized and Actual Salaries		720

Total Permanent Positions	374	148,309

Total Permanent Filled Positions	296	116,995

450	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

R. AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)

R.1 Adiong Memorial Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Other Positions

Administrative	16	4,912
Technical	35	12,066

Total Other Positions	51	16,978

For the difference between the Authorized and Actual Salaries		85

Total Permanent Positions	53	19,521

Total Permanent Filled Positions	53	19,521

R.2 Basilan State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Other Positions

Administrative	33	8,203
Support to Technical	3	770
Technical	103	38,545

Total Other Positions	139	47,518

For the difference between the Authorized and Actual Salaries		517

Total Permanent Positions	141	50,493

APRIL 29, 2019	OFFICIAL GAZETTE	451
STAFFING SUMMARY, SUCS

Total Permanent Filled Positions	135	47,600

R.3 Mindanao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,102
Chancellor II	4	7,440
SUC Executive Vice-President	1	1,860
University Secretary I	1	1,646
SUC Vice-President IV	3	4,939
Chancellor I	5	8,230
SUC Vice-President III	2	2,914
Vocational School Superintendent II	3	3,867
Director II	12	15,472
Medical Officer V	1	1,141
Director I	8	9,128
Assistant Superintendent of Printing	1	1,141
College Business Manager IV	1	1,001
Chief Administrative Officer	11	11,010
Chief Accountant	1	1,001
Security Officer V	1	1,001
Engineer V	1	1,001

Total Key Positions	57	74,894

Other Positions

Administrative	1,672	334,269
Support to Technical	418	123,663
Technical	2,113	1,418,549

Total Other Positions	4,203	1,876,481

For the difference between the Authorized and Actual Salaries		77,355

Total Permanent Positions	4,260	2,028,730

Total Permanent Filled Positions	4,150	1,977,313

R.4 MSU-Tawi-Tawi College of Technology and Oceanography

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

452	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Chancellor II	1	1,860
Chancellor I	2	3,292
Director II	3	3,867
Planning Officer V	1	1,001
Chief Administrative Officer	1	1,001

Total Key Positions	8	11,021

Other Positions

Administrative	361	71,313
Support to Technical	123	31,593
Technical	389	221,336

Total Other Positions	873	324,242

For the difference between the Authorized and Actual Salaries		6,675

Total Permanent Positions	881	341,938

Total Permanent Filled Positions	881	341,943

R.5 Sulu State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Other Positions

Administrative	32	7,363
Support to Technical	1	488
Technical	142	63,636

Total Other Positions	175	71,487

For the difference between the Authorized and Actual Salaries		631

Total Permanent Positions	177	74,576

Total Permanent Filled Positions	160	66,214

R.6 Tawi-Tawi Regional Agricultural College

STAFFING SUMMARY

(Amount, In Thousand Pesos)

APRIL 29, 2019	OFFICIAL GAZETTE	453
STAFFING SUMMARY, SUCS

	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,457
Chief Administrative Officer	1	1,001

Total Key Positions	2	2,458

Other Positions

Administrative	19	5,395
Support to Technical	4	971
Technical	149	54,091

Total Other Positions	172	60,457

For the difference between the Authorized and Actual Salaries		868

Total Permanent Positions	174	63,783

Total Permanent Filled Positions	173	62,642

454	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

IX. DEPARTMENT OF ENERGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	6	12,613
Department Assistant Secretary	6	11,161
Director IV	6	9,876
Director III	15	21,855
Head Executive Assistant	1	1,457
Attorney V	5	5,705
Internal Auditor V	1	1,001
Information Technology Officer III	2	2,002
Chief Technical Audit Specialist	3	3,003
Chief Science Research Specialist	29	29,029
Chief Investments Specialist	1	1,001
Chief Administrative Officer	6	6,006
Chief Accountant	1	1,001

Total Key Positions	83	108,804

Other Positions

Administrative	249	74,321
Support to Technical	83	38,411
Technical	557	265,406

Total Other Positions	889	378,138

For the difference between the Authorized and Actual Salaries		10,675

Total Permanent Positions	972	497,617

Total Permanent Filled Positions	800	416,891

APRIL 29, 2019	OFFICIAL GAZETTE	455
STAFFING SUMMARY, DENR

X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	8	16,818
Department Assistant Secretary	7	13,023
Director IV	29	47,739
Director III	43	62,649
Head Executive Assistant	1	1,457
Provincial Environment and Natural Resources Officer	74	95,386
Attorney V	22	25,102
Community Development Officer V	1	1,001
Statistician V	1	1,001
Records Officer V	1	1,001
Chief Science Research Specialist	7	7,007
Chief Forest Management Specialist	5	5,005
Community Environment and Natural Resources Officer	141	141,141
Chief Ecosystems Management Specialist	5	5,005
Land Management Officer V	2	2,002
Chief Administrative Officer	76	76,076
Internal Auditor V	2	2,002
Information Technology Officer III	2	2,002
Park Operations Superintendent V	4	4,004
Planning Officer V	18	18,018
Project Evaluation Officer V	4	4,004
Chief Accountant	1	1,001
Engineer V	17	17,017
Development Management Officer V	78	78,078

Total Key Positions	550	630,633

Other Positions

Administrative	4,839	1,096,673
Support to Technical	1,910	598,858
Technical	12,254	3,345,572

Total Other Positions	19,003	5,041,103

For the difference between the Authorized and Actual Salaries		59,480

Total Permanent Positions	19,553	5,731,216

Total Permanent Filled Positions	15,653	4,736,797

456	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

B. Environmental Management Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	5	7,285
Director II	16	20,624
Attorney V	1	1,141
Chief Environmental Management Specialist	35	35,035
Chief Science Research Specialist	1	1,001
Chief Administrative Officer	17	17,017
Planning Officer V	1	1,001

Total Key Positions	77	84,750

Other Positions

Administrative	348	101,387
Support to Technical	108	36,380
Technical	1,247	551,591

Total Other Positions	1,703	689,358

For the difference between the Authorized and Actual Salaries		3,811

Total Permanent Positions	1,780	777,919

Total Permanent Filled Positions	1,342	610,872

C. Mines and Geosciences Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457
Director II	15	19,335
Chief Science Research Specialist	16	16,016
Chief Geologist	17	17,017
Development Management Officer V	1	1,001
Planning Officer V	1	1,001
Engineer V	17	17,017

APRIL 29, 2019	OFFICIAL GAZETTE	457
STAFFING SUMMARY, DENR

Chief Administrative Officer	17	17,017

Total Key Positions	86	91,507

Other Positions

Administrative	365	95,942
Support to Technical	217	66,376
Technical	681	369,477

Total Other Positions	1,263	531,795

For the difference between the Authorized and Actual Salaries		15,450

Total Permanent Positions	1,349	638,752

Total Permanent Filled Positions	978	463,806

D. National Mapping and Research Information Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Administrator III	1	2,102
Deputy Administrator II	2	3,293
Director II	4	5,156
Director I	3	3,423
Chief Remote Sensing Technologist	4	4,004
Engineer V	5	5,005
Chief Administrative Officer	2	2,002
Information Technology Officer III	2	2,002
Oceanographer V	1	1,001
Planning Officer V	1	1,001
Information Officer V	1	1,001

Total Key Positions	26	29,990

Other Positions

Administrative	91	24,231
Support to Technical	16	4,922
Technical	343	136,271

Total Other Positions	450	165,424

For the difference between the Authorized and Actual Salaries		4,844

Total Permanent Positions	476	200,258

Total Permanent Filled Positions	391	167,418

Total Uniformed Personnel	264	147,215
Total Filled Uniformed Personnel	216	94,605

Total Filled Permanent and Uniformed	607	262,023

458	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

E. National Water Resources Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Attorney V	2	2,282
Chief Water Resources Development Officer	2	2,002
Chief Administrative Officer	1	1,001
Member (Ex-Officio)	9
Chairman (Ex-Officio)	1

Total Key Positions	7	8,388

Other Positions

Administrative	50	12,419
Support to Technical	23	11,253
Technical	44	22,332

Total Other Positions	117	46,004

For the difference between the Authorized and Actual Salaries		1,674

Total Permanent Positions	124	56,066

Total Permanent Filled Positions	104	48,813

F. Palawan Council for Sustainable Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Director II	2	2,579
Chief Administrative Officer	1	1,001
Project Development Officer V	7	7,007
Member (Ex-Officio)	8
Vice Chairman (Ex-Officio)	1
Chairman (Ex-Officio)	1

Total Key Positions	11	12,233

APRIL 29, 2019	OFFICIAL GAZETTE	459
STAFFING SUMMARY, DENR

Other Positions

Administrative	22	4,741
Support to Technical	5	2,125
Technical	38	18,099

Total Other Positions	65	24,965

For the difference between the Authorized and Actual Salaries		1,293

Total Permanent Positions	76	38,491

Total Permanent Filled Positions	74	37,513

460	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XI. DEPARTMENT OF FINANCE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Department Secretary	1	3,094
Department Undersecretary	6	12,612
Department Assistant Secretary	7	13,021
Director IV	15	24,690
Project Manager IV	1	1,646
Executive Director III	2	3,292
Deputy Executive Director III	3	4,371
Project Manager III	12	17,483
Head Executive Assistant	1	1,457
Director III	12	17,484
Project Manager II	3	3,867
Attorney V	4	4,564
Chief Financial Management Specialist	3	3,003
Chief Administrative Officer	9	9,009
Chief Accountant	1	1,001
Statistician V	1	1,001
Management and Audit Analyst V	1	1,001
Intelligence Officer V	1	1,001
Information Technology Officer III	4	4,004
Financial Analyst V	2	2,002
Economist V	5	5,005
Planning Officer V	5	5,005
Development Management Officer V	1	1,001
Chief Tax Specialist	12	12,012

Total Key Positions	112	152,626

Other Positions
Administrative	314	106,585
Support to Technical	137	65,478
Technical	265	175,549

Total Other Positions	716	347,612

For the difference between the Authorized and Actual Salaries		5,217

Total Permanent Positions	828	505,455

Total Permanent Filled Positions	428	272,819

APRIL 29, 2019	OFFICIAL GAZETTE	461
STAFFING SUMMARY, DOF

B. Bureau of Customs

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner of Customs	1	2,102
Deputy Commissioner of Customs	6	9,876
Director III	11	16,027
Director II	2	2,578
Collector of Customs VI	10	12,890
Attorney V	5	5,705
Collector of Customs V	24	27,384
Medical Officer V	1	1,141
Information Technology Officer III	4	4,004
Collector of Customs IV	19	19,019
Chief Tax Specialist	1	1,001
Chief Customs Operations Officer	60	60,054
Chief Administrative Officer	5	5,005
Intelligence Officer V	1	1,001
Statistician V	1	1,001
Special Police Chief	1	1,001
Management and Audit Analyst V	5	5,005
Chief Accountant	2	2,002
Collector of Customs III	8	7,088
Collector of Customs II	13	10,192
Collector of Customs I	10	6,940

Total Key Positions	190	201,016

Other Positions

Administrative	2,427	453,425
Support to Technical	1,382	366,061
Technical	2,265	856,586

Total Other Positions	6,074	1,676,072

For the difference between the Authorized and Actual Salaries		23,844

Total Permanent Positions	6,264	1,900,932

Total Permanent Filled Positions	2,726	893,311

C. Bureau of Internal Revenue

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

462	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Commissioner of Internal Revenue	1	2,102
Deputy Commissioner of Internal Revenue	6	9,876
Assistant Commissioner of Internal Revenue	15	21,855
Director III	1	1,457
Director II	41	52,850
Director I	26	29,666
Attorney V	27	30,807
Information Technology Officer III	17	17,017
Information Officer V	1	1,001
Executive Assistant V	1	1,001
Chief Revenue Officer IV	196	196,196
Chief Administrative Officer	20	20,020
Chief Accountant	19	19,019

Total Key Positions	371	402,867

Other Positions

Administrative	4,684	1,164,627
Support to Technical	1,070	440,564
Technical	15,520	5,535,885

Total Other Positions	21,274	7,141,076

For the difference between the Authorized and Actual Salaries		75,360

Total Permanent Positions	21,645	7,619,303

Total Permanent Filled Positions	10,671	3,627,113

D. Bureau of Local Government Finance

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	2	2,914
Director II	19	24,491
Director I	1	1,141
Attorney V	2	2,282
Chief Tax Specialist	1	1,001
Local Treasury Operations Officer V	1	1,001
Chief Administrative Officer	2	2,002
Local Assessment Operations Officer V	1	1,001
Information Technology Officer III	1	1,001
Fiscal Examiner V	1	1,001
Development Management Officer V	1	1,001

Total Key Positions	33	40,482

Other Positions

Administrative	178	44,657

APRIL 29, 2019	OFFICIAL GAZETTE	463
STAFFING SUMMARY, DOF

Support to Technical	42	16,817
Technical	187	94,576

Total Other Positions	407	156,050

For the difference between the Authorized and Actual Salaries		3,436

Total Permanent Positions	440	199,968

Total Permanent Filled Positions	287	132,708

E. Bureau of the Treasury

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Treasurer of the Philippines	1	2,102
Deputy Treasurer of the Philippines	4	7,440
Director III	8	11,656
Director II	14	18,046
Chief Treasury Operations Officer II	114	114,114

Total Key Positions	141	153,358

Other Positions

Administrative	630	195,047
Support to Technical	132	40,283
Technical	402	199,060

Total Other Positions	1,164	434,390

For the difference between the Authorized and Actual Salaries		13,286

Total Permanent Positions	1,305	601,034

Total Permanent Filled Positions	694	357,306

F. Central Board of Assessment Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director III	1	1,457
Director II	2	2,579

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Attorney V	3	3,423

Total Key Positions	6	7,459

Other Positions

Administrative	19	4,636
Support to Technical	1	443

Total Other Positions	20	5,079

For the difference between the Authorized and Actual Salaries		244

Total Permanent Positions	26	12,782

Total Permanent Filled Positions	22	11,859

G. National Tax Research Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	2	2,914
Attorney V	1	1,141
Economist V	1	1,001
Chief Tax Specialist	6	6,006
Statistician V	1	1,001
Chief Administrative Officer	1	1,001

Total Key Positions	13	14,710

Other Positions

Administrative	72	17,847
Support to Technical	15	6,282
Technical	52	21,790

Total Other Positions	139	45,919

For the difference between the Authorized and Actual Salaries		479

Total Permanent Positions	152	61,108

Total Permanent Filled Positions	85	36,240

H. Securities and Exchange Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)

APRIL 29, 2019	OFFICIAL GAZETTE	465
STAFFING SUMMARY, DOF

	No.	Amount
Permanent Positions

Key Positions

SEC Chairperson	1	7,175
SEC Commissioner	4	19,133
SEC General Counsel	1	1,986
SEC Commission Secretary	1	1,655
SEC General Accountant	1	1,655
SEC Director III	8	13,237
SEC Director II	3	3,903
SEC Director I	5	4,976
SEC Assistant Director	32	31,846

Total Key Positions	56	85,566

Other Positions

Administrative	267	121,716
Support to Technical	60	32,887
Technical	274	176,585

Total Other Positions	601	331,188

Total Permanent Positions	657	416,754

Total Permanent Filled Positions	436	275,054

466	OFFICIAL GAZETTE	VOL. 115, NO. 17
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XII. DEPARTMENT OF FOREIGN AFFAIRS

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	6	12,613
Chief of Mission, Class I	62	130,331
Department Legislative Liaison Officer	1	1,860
Chief of Mission, Class II	62	115,321
Career Minister	20	32,922
Foreign Service Officer, Class I	.84	122,388
Foreign Service Officer, Class II	88	113,449
Foreign Service Officer, Class III	11	12,551
Senior Foreign Affairs Adviser	1	1,001
Foreign Service Staff Officer I	1	1,001
Foreign Service Officer, Class IV	5	5,005
Chief Administrative Officer	1	1,001
Chief Accountant	1	1,001

Total Key Positions	344	553,538

Other Positions

Administrative	93	47,389
Support to Technical	673	150,761
Technical	1,378	929,425

Total Other Positions	2,144	1,127,575

For the difference between the Authorized and Actual Salaries		24,436

Total Permanent Positions	2,488	1,705,549

Total Permanent Filled Positions	2,163	1,369,208

B. Foreign Service Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Chief Administrative Officer	1	1,001

APRIL 29, 2019	OFFICIAL GAZETTE	467
STAFFING SUMMARY, DFA

Training Specialist V	1	1,001
Chief Foreign Affairs Research Specialist	1	1,001

Total Key Positions	5	6,106

Other Positions

Administrative	32	8,114
Support to Technical	19	5,990
Technical	40	16,395

Total Other Positions	91	30,499

For the difference between the Authorized and Actual Salaries		905

Total Permanent Positions	96	37,510

Total Permanent Filled Positions	89	32,481

C. Technical Cooperation Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Other Positions

Administrative	4	1,106

Total Other Positions	4	1,106

For the difference between the Authorized and Actual Salaries		17

Total Permanent Positions	4	1,123

Total Permanent Filled Positions	3	790

D. UNESCO National Commission of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,860
Deputy Executive Director II	1	1,289

Total Key Positions	2	3,149

468	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Other Positions

Administrative	8	1,859
Technical	4	2,125

Total Other Positions	12	3,984

For the difference between the Authorized and Actual Salaries		76

Total Permanent Positions	14	7,209

Total Permanent Filled Positions	14	7,211

APRIL 29, 2019	OFFICIAL GAZETTE	469
STAFFING SUMMARY, DOH

XIII. DEPARTMENT OF HEALTH

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
FDA Director General	1	2,102
Department Undersecretary	7	14,715
Department Assistant Secretary	6	11,162
FDA Deputy Director General	2	3,720
Director IV	37	60,902
Director III	27	39,339
Medical Center Chief II	41	59,737
Head Executive Assistant	1	1,457
Medical Center Chief I	11	14,179
Director II	6	7,734
Chief of Medical Professional Staff II	40	51,561
Chief of Hospital III	5	6,445
Chief of Hospital II	23	26,243
District Health Officer I	2	2,282
Director I	1	1,141
Chief of Medical Professional Staff I	11	12,551
Medical Officer V	48	54,768
Attorney V	4	4,564
Information Officer V	1	1,001
Health Physicist IV	2	2,002
Health Education and Promotion Officer V	3	3,003
Financial and Management Officer II	2	2,002
Engineer V	3	3,003
Development Management Officer V	1	1,001
Food-Drug Regulation Officer V	3	3,003
Chief Science Research Specialist	1	1,001
Chief Health Program Officer	2	2,002
Chief Administrative Officer	39	39,039
Information Technology Officer III	2	2,002
Chief Accountant	1	1,001
Nurse VII	17	17,017
Licensing Officer V	2	2,002
Internal Auditor V	2	2,002

Total Key Positions	355	458,777

Other Positions

Administrative	12,163	2,644,196
Support to Technical	4,427	1,266,636
Technical	54,942	24,408,645

Total Other Positions	71,532	28,319,477

For the difference between the Authorized and Actual Salaries		53,083

Total Permanent Positions	71,887	28,831,337

Total Permanent Filled Positions	54,987	21,054,396

470	OFFICIAL GAZETTE	VOL. 115, NO. 17
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B. Commission on Population

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Director I	15	17,115
Information Technology Officer III	1	1,001
Information Officer V	1	1,001
Planning Officer V	1	1,001
Project Evaluation Officer V	1	1,001
Chief Administrative Officer	2	2,002

Total Key Positions	23	26,224

Other Positions

Administrative	185	42,655
Support to Technical	36	10,508
Technical	203	72,423

Total Other Positions	424	125,586

For the difference between the Authorized and Actual Salaries		794

Total Permanent Positions	447	152,604

Total Permanent Filled Positions	319	123,338

C. National Nutrition Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	2	2,914
Nutrition Program Coordinator	14	15,974
Nutrition Officer V	3	3,003
Financial and Management Officer II	1	1,001
Chief Administrative Officer	1	1,001

Total Key Positions	22	25,539

Other Positions

Administrative	55	11,857

APRIL 29, 2019	OFFICIAL GAZETTE	471
STAFFING SUMMARY, DOH

Technical	38	17,310

Total Other Positions	93	29,167

For the difference between the Authorized and Actual Salaries		1,623

Total Permanent Positions	115	56,329

Total Permanent Filled Positions	103	50,871

472	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XIV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	3	6,307
Department Assistant Secretary	4	7,441
Director IV	22	36,215
Head Executive Assistant	1	1,457
Director III	14	20,397
Director II	5	6,447
Director I	5	5,705
Attorney V	3	3,423
Project Manager I	5	5,705
Development Management Officer V	1	1,001
Chief Postal Service Officer	1	1,001
Chief Administrative Officer	16	16,015
Engineer V	2	2,002
Chief Accountant	1	1,001
Training Specialist V	1	1,001
Project Development Officer V	2	2,002
Planning Officer V	10	10,010
Internal Auditor V	2	2,002
Information Technology Officer III	17	17,016
Information Officer V	1	1,001

Total Key Positions	117	150,243

Other Positions

Administrative	181	56,920
Technical	563	274,637

Total Other Positions	744	331,557

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	861	481,800

Total Permanent Filled Positions	10	347,339

B. Cybercrime Investigation and Coordination Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

APRIL 29, 2019	OFFICIAL GAZETTE	473
STAFFING SUMMARY, DICT

Key Positions

Executive Director V	1	2,102
Deputy Executive Director V	1	1,860
Director IV	3	4,938
Investigation Agent VI	1	1,141
Attorney V	1	1,141
Engineer V	1	1,001
Chief Administrative Officer	2	2,002
Planning Officer V	2	2,002
Intelligence Officer V	1	1,001
Information Technology Officer III	1	1,001

Total Key Positions	14	18,189

Other Positions

Administrative	28	10,495
Support to Technical	5	2,204
Technical	32	16,517

Total Other Positions	65	29,216

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	79	47,405

C. National Privacy Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Privacy Commissioner	1	3,094
Deputy Privacy Commissioner	2	4,204
Executive Director IV	1	1,860
Director IV	4	6,584
Attorney V	5	5,705
Information Officer V	1	1,001
Chief Administrative Officer	3	3,003
Information Technology Officer III	2	2,002

Total Key Positions	19	27,453

Other Positions

Administrative	42	16,849
Support to Technical	4	2,247
Technical	58	32,144

Total Other Positions	104	51,240

474	OFFICIAL GAZETTE	VOL. 115, NO. 17
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For the difference between the Authorized and Actual Salaries

Total Permanent Positions	123	78,693

Total Permanent Filled Positions	59	40,230

D. National Telecommunications Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner II	1	1,860
Commissioner I	2	3,293
Director II	21	27,069
Attorney V	2	2,282
Chief Communications Development Officer	4	4,004
Engineer V	20	20,020
Chief Administrative Officer	16	16,016
Management and Audit Analyst V	1	1,001
Planning Officer V	1	1,001
Financial and Management Officer II	1	1,001

Total Key Positions	69	77,547

Other Positions

Administrative	230	48,265
Support to Technical	39	19,810
Technical	194	64,182

Total Other Positions	463	132,257

For the difference between the Authorized and Actual Salaries		6,833

Total Permanent Positions	532	216,637

Total Permanent Filled Positions	487	192,654

APRIL 29, 2019	OFFICIAL GAZETTE	475
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

XV. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	5	10,511
Department Assistant Secretary	9	16,742
Director IV	27	44,442
Head Executive Assistant	1	1,457
Director III	20	29,140
Local Government Operations Officer VIII	105	135,377
Attorney V	3	3,423
Internal Auditor V	2	2,002
Information Technology Officer III	3	3,003
Information Officer V	1	1,001
Engineer V	1	1,001
Chief Administrative Officer	21	21,021
Local Government Operations Officer VII	175	175,157
Public Relations Officer V	1	1,001
Project Evaluation Officer V	1	1,001
Planning Officer V	1	1,001
Chief Accountant	1	1,001
Local Government Operations Officer VI	203	159,119

Total Key Positions	581	610,494

Other Positions

Administrative	1,350	310,197
Support to Technical	151	75,381
Technical	2,829	1,707,268

Total Other Positions	4,330	2,092,846

For the difference between the Authorized and Actual Salaries		6,247

Total Permanent Positions	4,911	2,709,587

Total Permanent Filled Positions	4,335	2,436,005

B. Bureau of Fire Protection

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Engineer V	2	2,002
Planning Officer V	1	1,001

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Chief Administrative Officer	3	3,003

Total Key Positions	6	6,006

Other Positions

Administrative	259	50,373
Support to Technical	219	64,696

Total Other Positions	478	115,069

For the difference between the Authorized and Actual Salaries		2,348

Total Permanent Positions	484	123,423

Total Permanent Filled Positions	416	108,764

Total Uniformed Personnel	26,286	10,344,232
Total Filled Uniformed Personnel	23,694	9,249,506

TOTAL	24,110	9,358,270

C. Bureau of Jail Management and Penology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director II	1	1,289
Inmate Guidance Chief	1	1,001
Intelligence Officer V	1	1,001
Planning Officer V	1	1,001
Presidential Staff Officer VI	1	1,001
Chief Administrative Officer	3	3,003

Total Key Positions	8	8,296

Other Positions

Administrative	36	9,143
Support to Technical	36	11,083
Technical	5	1,643

Total Other Positions	77	21,869

For the difference between the Authorized and Actual Salaries		1,973

Total Permanent Positions	85	32,138

Total Permanent Filled Positions	85	32,136

Total Uniformed Personnel	13,399	5,315,464
Total Filled Uniformed Personnel	12,083	4,807,145

TOTAL	12,168	4,839,281

APRIL 29, 2019	OFFICIAL GAZETTE	477
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

D. Local Government Academy

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457
Chief Administrative Officer	1	1,001
Local Government Operations Officer VII	3	3,003

Total Key Positions	6	7,107

Other Positions

Administrative	23	7,284
Support to Technical	2	792
Technical	23	12,069

Total Other Positions	48	20,145

For the difference between the Authorized and Actual Salaries		751

Total Permanent Positions	54	28,003

Total Permanent Filled Positions	51	27,155

E. National Police Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Member IV	4	8,409
Deputy Executive Director IV	1	1,646
Chairman, Police Regional Appellate Board	19	27,683
Director III	22	32,054
Head Executive Assistant	1	1,457
Director II	21	27,070
Attorney V	17	19,397
Lax Enforcement Evaluation Officer V	1	1,001
Information Technology Officer III	1	1,001
Engineer V	1	1,001
Chief Communications Development Officer	1	1,001
Chief Administrative Officer	21	21,021
Project Evaluation Officer V	1	1,001
Logistics Management Officer V	1	1,001
Police Inspector V	1	1,001
Planning Officer V	3	3,003

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Board Secretary V	1	1,001
Chief Accountant	1	1,001
Chairman (Ex-Officio)	1

Total Key Positions	118	150,749

Other Positions

Administrative	749	178,318
Support to Technical	129	49,724
Technical	315	215,046

Total Other Positions	1,193	443,088

For the difference between the Authorized and Actual Salaries		16,937

Total Permanent Positions	1,311	610,774

Total Permanent Filled Positions	1,053	498,985

F. Philippine National Police

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Inspector General	1	1,860
Director I	3	3,423
Attorney V	3	3,423
Chief Administrative Officer	6	6,006
Chief Accountant	2	2,002
Document Examiner V	1	1,001
Planning Officer V	1	1,001
Information Technology Officer III	3	3,003
Chemist V	1	1,001

Total Key Positions	21	22,720

Other Positions

Administrative	11,900	2,258,513
Support to Technical	1,358	370,262
Technical	44	14,266

Total Other Positions	13,302	2,643,041

For the difference between the Authorized and Actual Salaries		19,058

Total Permanent Positions	13,323	2,684,819

Total Permanent Filled Positions	11,180	2,242,053

Total Uniformed Personnel	204,410	81,316,091
Total Filled Uniformed Personnel	181,477	72,487,032

TOTAL	192,657	74,729,085

APRIL 29, 2019	OFFICIAL GAZETTE	479
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

G. Philippine Public Safety College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount

Permanent Positions

Key Positions

SUC President IV	1	2,102
SUC Vice-President IV	2	3,293
Director II	1	1,289
Director I	2	2,282
Chief Education Program Specialist	4	4,004
Planning Officer V	1	1,001
Chief Administrative Officer	5	5,005

Total Key Positions	16	18,976

Other Positions

Administrative	115	33,334
Support to Technical	49	17,141
Technical	158	60,420

Total Other Positions	322	110,895

For the difference between the Authorized and Actual Salaries		4,035

Total Permanent Positions	338	133,906

Total Permanent Filled Positions	272	103,206

Total Uniformed Personnel	1,050	483,412
Total Filled Uniformed Personnel	1,050	483,412

TOTAL	1,322	586,618

H. National Commission on Muslim Filipinos

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,094
Executive Director IV	1	1,860
Commission Member III	8	14,883
Director IV	18	29,628
Deputy Executive Director IV	1	1,646
Director III	3	4,371
Head Executive Assistant	1	1,457
Attorney V	12	13,692
Project Evaluation Officer V	1	1,001
Planning Officer V	1	1,001

480	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Information Officer V	1	1,001
Development Management Officer V	57	57,057
Chief Administrative Officer	15	15,015
Chief Accountant	1	1,001

Total Key Positions	121	146,707

Other Positions
Administrative	348	86,130
Support to Technical	60	25,267
Technical	395	186,241

Total Other Positions	803	297,638

For the difference between the Authorized and Actual Salaries		8,503

Total Permanent Positions	924	452,848

Total Permanent Filled Positions	673	319,675

I. National Youth Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,102
Commission Member III	5	9,302
Executive Director III	1	1,646
Presidential Staff Officer VI	3	3,003
Chief Administrative Officer	1	1,001
Member (Ex-Officio)	1

Total Key Positions	11	17,054

Other Positions

Administrative	17	4,807
Support to Technical	20	7,877
Technical	39	15,918

Total Other Positions	76	28,602

For the difference between the Authorized and Actual Salaries		1,132

Total Permanent Positions	87	46,788

Total Permanent Filled Positions	74	37,357

APRIL 29, 2019	OFFICIAL GAZETTE	481
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

J. Philippine Commission on Women

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	2	2,914
Chief Administrative Officer	1	1,001
Information Officer V	1	1,001
Chief GAD Specialist	3	3,003
Member (Ex-Officio)	22
Chairman (Ex-Officio)	1

Total Key Positions	8	9,565

Other Positions

Administrative	32	7,984
Support to Technical	3	982
Technical	41	19,893

Total Other Positions	76	28,859

For the difference between the Authorized and Actual Salaries		622

Total Permanent Positions	84	39,046

Total Permanent Filled Positions	74	35,469

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XVI. DEPARTMENT Of JUSTICE

A. Office of the Secretary

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Department Secretary	1	3,094
Commission Chairman III	1	2,102
Chief State Counsel	1	2,102
Executive Director V	1	2,102
Department Undersecretary	5	10,511
Prosecutor V	50	105,110
Prosecutor General	1	2,102
Prosecutor IV	241	448,347
Department Assistant Secretary	6	11,162
Commission Member III	2	3,721
Department Legislative Liaison Officer	1	1,860
Assistant Chief State Counsel	2	3,721
Executive Director III	2	3,292
Director IV	7	11,522
Deputy Executive Director IV	1	1,646
State Counsel V	6	9,878
Prosecutor III	560	921,951
State Counsel IV	12	17,483
Prosecutor II	1,226	1,786,199
Head Executive Assistant	1	1,457
Director III	2	2,914
Deputy Executive Director III	2	2,914
State Counsel III	14	18,050
Prosecutor I	543	700,105
Director II	2	2,578
State Counsel II	14	15,974
Investigation Agent VI	1	1,141
Chief Parole Officer	2	2,282
Attorney V	4	4,564
Chief Administrative Officer	10	10,010
Chief Accountant	1	1,001
Training Specialist V	1	1,001
Planning Officer V	2	2,002
Librarian V	1	1,001
Investigation Agent V	1	1,001
Internal Auditor V	2	2,002
Information Technology Officer III	1	1,001
State Counsel I	15	15,013
Information Officer V	1	1,001
Economist V	2	2,002

Total key Positions	2,748	4,136,919

Other Positions
Administrative	1,184	276,010
Support to Technical	1,802	456,700
Technical	357	285,054

Total Other Positions	3,343	1,017,764

APRIL 29, 2019	OFFICIAL GAZETTE	483
STAFFING SUMMARY, DOJ

For the difference between the Authorized and Actual Salaries		79,751

Total Permanent Positions	6,091	5,234,434

Total Permanent Filled Positions	4,561	4,262,443

B. Bureau of Corrections

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director III	1	1,457
Attorney V	1	1,141
Planning Officer V	1	1,001
Chief Administrative Officer	3	3,003

Total Key Positions	6	6,602

Other Positions

Administrative	263	62,957
Support to Technical	8	4,878
Technical	21	7,433

Total Other Positions	292	75,268

For the difference between the Authorized and Actual Salaries		358

Total Permanent Positions	298	82,228

Total Permanent Filled Positions	78	30,949

Total Uniformed Personnel	3,137	314,840
Total Filled Uniformed Personnel	2,425	768,949

Total Filled Permanent and Uniformed	2,503	799,898

C. Bureau of Immigration

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner III	1	2,102
Deputy Commissioner III	2	3,721
Attorney V	2	2,282

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Deputy Executive Director I	1	1,141
Chief Immigration Officer	3	3,003
Intelligence Officer V	1	1,001
Chief Administrative Officer	2	2,002

Total Key Positions	12	15,252

Other Positions

Administrative	355	68,162
Support to Technical	86	18,866
Technical	2,311	667,926

Total Other Positions	2,752	754,954

For the difference between the Authorized and Actual Salaries		3,927

Total Permanent Positions	2,764	774,133

Total Permanent Filled Positions	1,908	547,437

D. Land Registration Authority

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,102
Deputy Administrator III	2	3,721
Register of Deeds IV	15	21,854
Director II	4	5,156
Deputy Register of Deeds IV	15	17,115
Attorney V	3	3,423
Register of Deeds III	41	46,781
Deeds Registry Inspector V	1	1,141
Records Officer V	1	1,001
Information Technology Officer III	1	1,001
Engineer V	2	2,002
Chief administrative Officer	3	3,003
Chief Accountant	1	1,001

Total Key Positions	90	109,301

Other Positions

Administrative	1,258	240,471
Support to Technical	303	88,319
Technical	1,388	508,177

Total Other Positions	2,949	836,967

For the difference between the Authorized and Actual Salaries		15,420

APRIL 29, 2019	OFFICIAL GAZETTE	485
STAFFING SUMMARY, DOJ

Total Permanent Positions	3,039	961,688

Total Permanent Filled Positions	1,922	563,069

E. National Bureau of Investigation

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,102
Director V	1	1,860
Director III	6	8,742
Director II	15	19,335
Director I	17	19,397
Attorney V	1	1,141
Investigation Agent VI	69	78,729
Medico-Legal Officer V	1	1,141
Identification Officer II	2	2,002
Engineer V	1	1,001
Crime Investigator V	1	1,001
Chief Administrative Officer	4	4,004
Chief Accountant	1	1,001
Information Technology Officer III	1	1,001
Polygraph Examiner V	1	1,001
Chemist V	1	1,001
Planning Officer V	1	1,001
Training Specialist V	1	1,001
Investigation Agent V	108	108,096

Total Key Positions	233	254,557

Other Positions

Administrative	430	87,691
Support to Technical	486	103,184
Technical	868	492,843

Total Other Positions	1,784	683,718

For the difference between the Authorized and Actual Salaries		23,049

Total Permanent Positions	2,017	961,324

Total Permanent Filled Positions	1,475	693,371

F. Office of the Government Corporate Counsel

STAFFING SUMMARY

(Amount In Thousand Pesos)

486	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Permanent Positions

Key Positions

Government Corporate Counsel	1	2,102
Deputy Government Corporate Counsel	1	1,860
Assistant Government Corporate Counsel	10	18,604
Government Corporate Attorney IV	12	19,756
Government Corporate Attorney III	18	26,225
Government Corporate Attorney II	21	27,076
Government Corporate Attorney I	4	4,564
Chief Administrative Officer	1	1,001

Total Key Positions	68	101,188

Other Positions

Administrative	37	8,950
Support to Technical	35	9,010

Total Other Positions	72	17,960

For the difference between the Authorized and Actual Salaries		2,117

Total Permanent Positions	140	121,265

Total Permanent Filled Positions	121	106,906

G. Office of the Solicitor General

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Solicitor-General	1	3,094
Assistant Solicitor-General	22	46,249
Director IV	4	6,584
Head Executive Assistant	1	1,457
Associate Solicitor III	40	51,573
Chief Administrative Officer	3	3,003

Total Key Positions	71	111,960

Other Positions

Administrative	503	173,506
Support to Technical	85	24,250
Technical	329	451,040

Total Other Positions	917	648,796

For the difference between the Authorized and Actual Salaries		3,633

APRIL 29, 2019	OFFICIAL GAZETTE	487
STAFFING SUMMARY, DOJ

Total Permanent Positions	988	764,389

Total Permanent Filled Positions	721	556,863

H. Parole and Probation Administration

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director V	1	1,860
Director IV	1	1,646
Director II	16	20,624
Director I	16	18,256
Attorney V	1	1,141
Chief Probation Officer	185	185,162
Chief Administrative Officer	3	3,003
Planning Officer V	1	1,001

Total Key Positions	224	232,693

Other Positions

Administrative	389	79,488
Support to Technical	13	4,516
Technical	690	325,844

Total Other Positions	1,092	409,848

For the difference between the Authorized and Actual Salaries		12,730

Total Permanent Positions	1,316	655,271

Total Permanent Filled Positions	1,028	523,922

I. Presidential Commission on Good Government

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,094
Commission Member IV	4	8,409
Director IV	5	8,230
Attorney V	4	4,564
Special Investigator V	1	1,001
Chief Administrative Officer	7	7,007
Chief Accountant	1	1,001

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Planning Officer V	1	1,001
Board Secretary V	1	1,001
Property Appraiser V	1	1,001
Information Technology Officer III	1	1,001
Development Management Officer V	1	1,001

Total Key Positions	28	38,311

Other Positions

Administrative	68	23,521
Support to Technical	33	16,047
Technical	18	9,268

Total Other Positions	119	48,836

For the difference between the Authorized and Actual Salaries		1,132

Total Permanent Positions	147	88,279

Total Permanent Filled Positions	68	42,271

J. Public Attorney’s Office

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Public Attorney	1	2,102
Deputy Chief Public Attorney	2	3,721
Public Attorney V	16	29,760
Public Attorney IV	19	31,274
Public Attorney III	370	539,068
Public Attorney II	795	1,025,021
Director II	2	2,578
Public Attorney I	127	144,907
Planning Officer V	1	1,001
Chief Administrative Officer	1	1,001

Total Key Positions	1,334	1,780,433

Other Positions

Administrative	633	127,351
Support to Technical	366	76,905
Technical	782	902,601

Total Other Positions	1,781	1,106,857

For the difference between the Authorized and Actual Salaries		55,624

Total Permanent Positions	3,115	2,942,914

Total Permanent Filled Positions	3,087	2,920,174

APRIL 29, 2019	OFFICIAL GAZETTE	489
STAFFING SUMMARY, DOLE

XVII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	5	10,511
Department Assistant Secretary	6	11,162
Director IV	29	47,734
Head Executive Assistant	1	1,457
Director III	16	23,312
Director II	15	19,338
Attorney V	4	4,564
Planning Officer V	1	1,001
Internal Auditor V	2	2,002
Information Technology Officer III	1	1,001
Chief Labor and Employment Officer	93	93,082
Chief Administrative Officer	24	24,024
Project Evaluation Officer V	1	1,001
Chief Accountant	1	1,001

Total Key Positions	200	244,284

Other Positions

Administrative	529	152,173
Support to Technical	252	100,130
Technical	1,670	849,614

Total Other Positions	2,451	1,101,917

For the difference between the Authorized and Actual Salaries		20,855

Total Permanent Positions	2,651	1,367,056

Total Permanent Filled Positions	2,228	1,158,604

B. Institute for Labor Studies

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646

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Deputy Executive Director III	1	1,457
Chief Administrative Officer	1	1,001
Chief Labor and Employment Officer	4	4,004

Total Key Positions	7	8,108

Other Positions

Administrative	16	5,162
Support to Technical	6	1,931
Technical	19	9,721

Total Other Positions	41	16,814

For the difference between the Authorized and Actual Salaries		253

Total Permanent Positions	48	25,175

Total Permanent Filled Positions	41	20,278

C. National Conciliation and Mediation Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,860
Deputy Executive Director IV	2	3,293
Director II	16	20,624
Conciliator-Mediator	1	1,141
Chief Labor and Employment Officer	3	3,003
Chief Administrative Officer	3	3,003

Total Key Positions	26	32,924

Other Positions

Administrative	81	20,960
Support to Technical	30	7,477
Technical	93	70,688

Total Other Positions	204	99,125

For the difference between the Authorized and Actual Salaries		2,552

Total Permanent Positions	230	134,601

Total Permanent Filled Positions	195	114,166

APRIL 29, 2019	OFFICIAL GAZETTE	491
STAFFING SUMMARY, DOLE

D. National Labor Relations Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,094
Commission Member IV	23	48,353
Executive Clerk of Court IV	1	1,860
Labor Arbiter	171	318,119
Executive Clerk of Court II	7	10,199
Director II	2	2,578
Attorney VI	48	61,888
Attorney V	2	2,282
Chief Administrative Officer	2	2,002

Total Key Positions	257	450,375

Other Positions

Administrative	391	90,683
Support to Technical	350	95,202
Technical	297	246,249

Total Other Positions	1,038	432,134

For the difference between the Authorized and Actual Salaries		19,788

Total Permanent Positions	1,295	902,297

Total Permanent Filled Positions	1,087	754,572

E. National Maritime Polytechnic

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Chief Administrative Officer	1	1,001
Chief Science Research Specialist	1	1,001

Total Key Positions	4	5,105

Other Positions

Administrative	32	9,083
Support to Technical	19	7,402

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Technical	27	12,364

Total Other Positions	78	28,849

For the difference between the Authorized and Actual Salaries		795

Total Permanent Positions	82	34,749

Total Permanent Filled Positions	78	33,040

F. National Wages and Productivity Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,860
Deputy Executive Director IV	2	3,293
Director II	3	3,867
Board Secretary VI	16	18,256
Attorney V	1	1,141
Chief Labor and Employment Officer	3	3,003
Chief Administrative Officer	2	2,002
Planning Officer V	1	1,001
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	5
Chairman (Ex-Officio)	1

Total Key Positions	29	34,423

Other Positions

Administrative	47	12,283
Support to Technical	41	22,929
Technical	70	35,721

Total Other Positions	158	70,933

For the difference between the Authorized and Actual Salaries		2,387

Total Permanent Positions	187	107,743

Total Permanent Filled Positions	170	95,665

G. Philippine Overseas Employment Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

APRIL 29, 2019	OFFICIAL GAZETTE	493
STAFFING SUMMARY, DOLE

Key Positions

Executive Director V	1	2,102
Deputy Executive Director V	3	5,581
Director IV	4	6,584
Director II	16	20,624
Attorney VI	2	2,579
Attorney V	5	5,705
Chief Accountant	1	1,001
Information Technology Officer III	1	1,001
Chief Labor and Employment Officer	19	19,019
Planning Officer V	1	1,001
Chief Administrative Officer	7	7,007

Total Key Positions	60	72,204

Other Positions
Administrative	167	57,442
Support to Technical	38	15,994
Technical	245	135,203

Total Other Positions	450	208,639

For the difference between the Authorized and Actual Salaries		4,554

Total Permanent Positions	510	285,397

Total Permanent Filled Positions	313	180,941

N. Professional Regulation Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,094
Commission Member IV	2	4,204
Assistant Commissioner, Constitutional Commission	1	1,860
Director IV	6	9,876
Director III	16	23,312
Attorney V	4	4,564
Statistician V	1	1,001
Planning Officer V	2	2,002
Internal Auditor V	1	1,001
Information Technology Officer III	3	3,003
Chief Professional Regulations Officer	39	39,039
Chief Administrative Officer	19	19,019
Chief Accountant	1	1,001
Board Secretary V	1	1,001
Attorney IV	1	886

Total Key Positions	98	114,863

Other Positions

494	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Administrative	391	105,587
Support to Technical	102	42,920
Technical	484	231,872

Total Other Positions	977	380,379

For the difference between the Authorized and Actual Salaries		1,671

Total Permanent Positions	1,075	496,913

Total Permanent Filled Positions	426	165,640

II. Overseas Workers Welfare Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,102
Deputy Executive Director V	4	7,441
Director IV	3	4,938
Director II	21	27,069
Overseas Workers Welfare Officer VI	1	1,141
Attorney V	1	1,141
Chief Accountant	1	1,001
Internal Auditor V	1	1,001
Information Technology Officer III	1	1,001
Overseas Workers Welfare Officer V	24	24,024
Chief Administrative Officer	8	8,008

Total Key Positions	66	78,867

Other Positions

Administrative	155	75,808
Support to Technical	43	30,212
Technical	139	55,443

Total Other Positions	337	161,463

For the difference between the Authorized and Actual Salaries		8,157

Total Permanent Positions	403	248,487

Total Permanent Filled Positions	370	236,617

APRIL 29, 2019	OFFICIAL GAZETTE	495
STAFFING SUMMARY, DND

XVIII. Department of National Defense

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	5	10,511
Department Assistant Secretary	7	13,023
Director IV	10	16,460
Director III	1	1,457
Head Executive Assistant	1	1,457
Attorney V	2	2,282
Internal Auditor V	2	2,002
Intelligence Officer V	1	1,001
Information Technology Officer III	2	2,002
Engineer V	1	1,001
Chief Defense Research Officer	2	2,002
Chief Administrative Officer	10	10,010
Logistics Management Officer V	2	2,002
Planning Officer V	2	2,002
Chief Accountant	1	1,001

Total Key Positions	50	71,307

Other Positions

Administrative	151	35,449
Support to Technical	90	45,672
Technical	32	13,608

Total Other Positions	273	94,729

For the difference between the Authorized and Actual Salaries		1,971

Total Permanent Positions	323	168,007

Total Permanent Filled Positions	241	129,050

B. Government Arsenal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457
Chief Administrative Officer	2	2,002
Planning Officer V	1	1,001
Production Planning and Control Officer V	3	3,003
Engineer V	2	2,002

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Total Key Positions	10	11,111

Other Positions

Administrative	165	32,863
Support to Technical	49	13,239
Technical	463	99,750

Total Other Positions	677	145,852

For the difference between the Authorized and Actual Salaries		2,979

Total Permanent Positions	687	159,942

Total Permanent Filled Positions	606	135,465

C. National Defense College of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457
Chief Administrative Officer	2	2,002
Chief Defense Research Officer	1	1,001

Total Key Positions	5	6,106

Other Positions

Administrative	40	9,517
Technical	21	12,509

Total Other Positions	61	22,026

For the difference between the Authorized and Actual Salaries		989

Total Permanent Positions	66	29,121

Total Permanent Filled Positions	58	25,720

D. Office of Civil Defense

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,102
Deputy Administrator III	2	3,721

APRIL 29, 2019	OFFICIAL GAZETTE	497
STAFFING SUMMARY, DND

Director III	5	7,285
Director II	17	21,913
Director I	1	1,141
Civil Defense Officer V	17	17,017
Chief Administrative Officer	1	1,001
Training Specialist V	1	1,001
Planning Officer V	1	1,001

Total Key Positions	46	56,182

Other Positions

Administrative	125	36,997
Support to Technical	128	38,953
Technical	345	132,567

Total Other Positions	598	208,517

For the difference between the Authorized and Actual Salaries		907

Total Permanent Positions	644	265,606

Total Permanent Filled Positions	432	170,869

E. Philippine Veterans Affairs Office (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Special Presidential Representative	1	1,860
Director V	I	1,860
Director IV	1	1,646
Director III	1	1,457
Medical Officer V	1	1,141
Attorney V	1	1,141
Chief Administrative Officer	3	3,003
Chief Veterans Assistance Officer	3	3,003
Chief Shrine Curator	1	1,001

Total Key Positions	13	16,112

Other Positions

Administrative	166	31,366
Support to Technical	30	8,963
Technical	197	62,152

Total Other Positions	393	102,481

For the difference between the Authorized and Actual Salaries		3,050

Total Permanent Positions	406	121,643

Total Permanent Filled Positions	339	100,661

498	OFFICIAL GAZETTE	VOL. 115, NO. 17
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F. Veterans Memorial Medical Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457
Chief of Medical Professional Staff II	1	1,289
Medical Specialist IV	14	15,974
Chief Administrative Officer	2	2,002

Total Key Positions	19	22,368

Other Positions

Administrative	286	55,638
Support to Technical	278	46,535
Technical	822	367,074

Total Other Positions	1,386	469,247

For the difference between the Authorized and Actual Salaries		9,974

Total Permanent Positions	1,405	501,589

Total Permanent Filled Positions	1,266	453,933

G1. Philippine Army (Land Forces)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Accountant	1	1,001
Chief Administrative Officer	3	3,003
Chemist V	1	1,001

Total Key Positions	5	5,005

Other Positions

Administrative	984	210,127
Support to Technical	646	169,235
Technical	35	8,213

Total Other Positions	1,665	387,575

For the difference between the Authorized and Actual Salaries		2,980

APRIL 29, 2019	OFFICIAL GAZETTE	499
STAFFING SUMMARY, DND

Total Permanent Positions	1,670	395,560

Total Permanent Filled Positions	1,283	309,892

Total Military Personnel	98,394	37,761,933
Total Filled Permanent and Military	98,394	37,761,933

Total	99,677	38,071,825

G2. Philippine Air Force (Air Force)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Administrative Officer	3	3,003
Chief Accountant	1	1,001

Total Key Positions	4	4,004

Other Positions

Administrative	962	180,721
Support to Technical	590	152,337
Technical	271	86,749

Total Other Positions	1,823	419,807

For the difference between the Authorized and Actual Salaries		4,072

Total Permanent Positions	1,827	427,883

Total Permanent Filled Positions	1,252	292,354

Total Military Personnel	19,072	7,803,061
Total Filled Permanent and Military	17,612	7,211,484

Total	18,864	7,503,838

G3. Philippine Navy (Naval Forces)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Administrative Officer	5	5,005
Chief Accountant	1	1,001

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Total Key Positions	6	6,006

Other Positions

Administrative	631	131,161
Support to Technical	286	76,410
Technical	496	134,237

Total Other Positions	1,413	341,808

For the difference between the Authorized and Actual Salaries		1,587

Total Permanent Positions	1,419	349,401

Total Permanent Filled Positions	1,010	243,661

Total Military Personnel	25,260	10,257,423
Total Filled Permanent and Military	23,760	9,760,327

Total	24,770	10,003,988

G4. General Headquarters, AFP and AFP Wide Service Support Units (AFPWSSUs)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Medical Center Chief II	1	1,457
Chief of Medical Professional Staff II	1	1,289
Director I	1	1,141
Chief Administrative Officer	7	7,007
Chief Accountant	1	1,001

Total Key Positions	11	11,895

Other Positions

Administrative	1,562	317,168
Support to Technical	677	174,567
Technical	1,695	506,407

Total Other Positions	3,934	998,142

For the difference between the Authorized and Actual Salaries		8,392

Total Permanent Positions	3,945	1,018,429

Total Permanent Filled Positions	2,811	691,046

Total Military Personnel	3,231	1,786,582
Total Filled Permanent and Military	2,635	1,559,820

Total	5,446	2,250,866

APRIL 29, 2019	OFFICIAL GAZETTE	501
STAFFING SUMMARY, DPWH

XIX. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Department Secretary	1	3,094
Department Undersecretary	7	14,715
Department Assistant Secretary	4	7,441
Executive Director IV	1	1,860
Project Manager IV	7	11,524
Director IV	32	52,677
Director III	23	33,510
Project Manager III	15	21,854
Head Executive Assistant	1	1,457
Project Manager II	20	25,787
Regional Equipment Engineer	1	1,141
Project Manager I	30	34,230
District Engineer	169	192,828
Attorney V	6	6,846
Architect V	1	1,001
Planning Officer V	1	1,001
Internal Auditor V	2	2,002
Information Officer V	1	1,001
Fiscal Controller V	1	1,001
Engineer V	139	139,136
Community Affairs Officer V	1	1,001
Information Technology Officer III	2	2,002
Chief Environmental Management Specialist	1	1,001
Chief Administrative Officer	40	40,040
Chief Accountant	1	1,001

Total Key Positions	507	599,151

Other Positions

Administrative	5,146	1,332,109
Support to Technical	3,628	746,784
Technical	10,510	4,353,258

Total Other Positions	19,284	6,432,151

For the difference between the Authorized and Actual Salaries		132,859

Total Permanent Positions	19,791	7,164,161

Total Permanent Filled Positions	17,811	6,478,994

502	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XX. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	4	8,408
Department Assistant Secretary	3	5,580
Director IV	19	31,274
Head Executive Assistant	1	1,457
Attorney V	1	1,141
Chief Accountant	1	1,001
Planning Officer V	2	2,002
Chief Science Research Specialist	18	18,018
Project Development Officer V	1	1,001
Chief Administrative Officer	21	21,021

Total Key Positions	72	93,997

Other Positions

Administrative	205	72,857
Support to Technical	35	16,591
Technical	506	227,449

Total Other Positions	746	316,897

For the difference between the Authorized and Actual Salaries		7,835

Total Permanent Positions	818	418,729

Total Permanent Filled Positions	729	369,380

B. Advanced Science and Technology Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Chief Science Research Specialist	4	4,004
Chief Administrative Officer	1	1,001

Total Key Positions	6	6,651

APRIL 29, 2019	OFFICIAL GAZETTE	503
STAFFING SUMMARY, DOST

Other Positions

Administrative	21	6,824
Support to Technical	6	1,603
Technical	53	23,479

Total Other Positions	80	31,906

For the difference between the Authorized and Actual Salaries		595

Total Permanent Positions	86	39,152

Total Permanent Filled Positions	75	35,835

C. Food and Nutrition Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457
Chief Administrative Officer	1	1,001
Chief Science Research Specialist	3	3,003

Total Key Positions	6	7,107

Other Positions

Administrative	34	9,583
Support to Technical	5	2,182
Technical	141	56,745

Total Other Positions	180	68,510

For the difference between the Authorized and Actual Salaries		1,309

Total Permanent Positions	186	76,926

Total Permanent Filled Positions	160	64,357

D. Forest Products Research and Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457

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Chief Administrative Officer	1	1,001
Chief Science Research Specialist	3	3,003

Total Key Positions	6	7,107

Other Positions

Administrative	42	11,449
Support to Technical	8	2,211
Technical	136	52,503

Total Other Positions	186	66,163

For the difference between the Authorized and Actual Salaries		3,981

Total Permanent Positions	192	77,251

Total Permanent Filled Positions	187	75,707

E. Industrial Technology Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	2	2,914
Chief Administrative Officer	2	2,002
Chief Science Research Specialist	9	9,009

Total Key Positions	14	15,571

Other Positions

Administrative	42	12,183
Support to Technical	2	525
Technical	311	123,882

Total Other Positions	355	136,590

For the difference between the Authorized and Actual Salaries		2,751

Total Permanent Positions	369	154,912

Total Permanent Filled Positions	324	133,735

F. Metals Industry Research and Development Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

APRIL 29, 2019	OFFICIAL GAZETTE	505
STAFFING SUMMARY, DOST

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	2	2,914
Chief Administrative Officer	1	1,001
Planning Officer V	1	1,001
Chief Science Research Specialist	4	4,004

Total Key Positions	9	10,566

Other Positions

Administrative	56	17,506
Support to Technical	45	12,425
Technical	116	46,956

Total Other Positions	217	76,887

For the difference between the Authorized and Actual Salaries		1,694

Total Permanent Positions	226	89,147

Total Permanent Filled Positions	215	86,235

G. National Academy of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Chief Science Research Specialist	1	1,001
Chief Administrative Officer	1	1,001

Total Key Positions	3	3,648

Other Positions

Administrative	6	1,749
Technical	9	3,900

Total Other Positions	15	5,649

For the difference between the Authorized and Actual Salaries		379

Total Permanent Positions	18	9,676

Total Permanent Filled Positions	11	7,102

506	OFFICIAL GAZETTE	VOL. 115, NO. 17
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H. National Research Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Chief Science Research Specialist	2	2,002
Chief Administrative Officer	1	1,001

Total Key Positions	4	4,649

Other Positions

Administrative	11	3,922
Support to Technical	5	2,070
Technical	17	5,779

Total Other Positions	33	11,771

For the difference between the Authorized and Actual Salaries		243

Total Permanent Positions	37	16,663

Total Permanent Filled Positions	37	16,664

I. Philippine Atmospheric, Geophysical and Astronomical Services Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Administrator I	1	1,646
Director III	3	4,371
Chief Administrative Officer	2	2,002
Weather Services Chief	10	10,010

Total Key Positions	16	18,029

Other Positions

Administrative	78	24,440
Support to Technical	4	1,591
Technical	936	276,649

Total Other Positions	1,018	302,680

For the difference between the Authorized and Actual Salaries		2,154

Total Permanent Positions	1,034	322,863

Total Permanent Filled Positions	830	271,992

APRIL 29, 2019	OFFICIAL GAZETTE	507
STAFFING SUMMARY, DOST

J. Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director III	1	1,646
Deputy Executive Director III	3	4,371
Chief Administrative Officer	1	1,001
Chief Science Research Specialist	12	12,012

Total Key Positions	17	19,030

Other Positions

Administrative	76	19,048
Support to Technical	2	619
Technical	159	69,629

Total Other Positions	237	89,296

For the difference between the Authorized and Actual Salaries		1,716

Total Permanent Positions	254	110,042

Total Permanent Filled Positions	226	95,908

K. Philippine Council for Health Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director III	1	1,646
Chief Science Research Specialist	3	3,003
Chief Administrative Officer	1	1,001

Total Key Positions	5	5,650

Other Positions

Administrative	19	5,696
Technical	36	16,170

Total Other Positions	55	21,866

For the difference between the Authorized and Actual Salaries		823

Total Permanent Positions	60	28,339

Total Permanent Filled Positions	53	25,792

508	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

L. Philippine Council for Industry, Energy and Emerging Technology Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Chief Administrative Officer	1	1,001
Chief Science Research Specialist	6	6,006

Total Key Positions	9	10,110

Other Positions
Administrative	17	5,320
Support to Technical	4	1,651
Technical	41	20,654

Total Other Positions	62	27,625

For the difference between the Authorized and Actual Salaries		476

Total Permanent Positions	71	38,211

Total Permanent Filled Positions	60	32,139

M. Philippine Institute of Volcanology and Seismology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Director IV	1	1,646
Director III	1	1,457
Chief Administrative Officer	1	1,001
Chief Science Research Specialist	4	4,004

Total Key Positions	7	8,108

Other Positions

Administrative	34	8,760
Support to Technical	6	2,128
Technical	190	60,932

Total Other Positions	230	71,820

For the difference between the Authorized and Actual Salaries		1,468

Total Permanent Positions	237	81,396

Total Permanent Filled Positions	194	64,043

APRIL 29, 2019	OFFICIAL GAZETTE	509
STAFFING SUMMARY, DOST

N. Philippine Nuclear Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Director IV	1	1,646
Director III	1	1,457
Chief Administrative Officer	1	1,001
Chief Science Research Specialist	4	4,004

Total Key Positions	7	8,108

Other Positions

Administrative	50	12,948
Support to Technical	10	3,717
Technical	195	83,382

Total Other Positions	255	100,047

For the difference between the Authorized and Actual Salaries		3,138

Total Permanent Positions	262	111,293

Total Permanent Filled Positions	223	95,523

O. Philippine Science High School

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director III	1	1,646
Director III	14	20,398
Deputy Executive Director III	1	1,457
Chief Science Research Specialist	1	1,001
Chief Administrative Officer	1	1,001

Total Key Positions	18	25,503

Other Positions
Administrative	222	69,246
Support to Technical	35	9,310
Technical	1,109	585,987

Total Other Positions	1,366	664,543

For the difference between the Authorized and Actual Salaries		1,104

Total Permanent Positions	1,384	691,150

Total Permanent Filled Positions	1,112	538,588

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GENERAL APPROPRIATIONS ACT, FY 2019

P. Philippine Textile Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Director IV	1	1,646
Chief Science Research Specialist	2	2,002
Chief Administrative Officer	1	1,001

Total Key Positions	4	4,649

Other Positions
Administrative	26	7,141
Support to Technical	1	168
Technical	58	20,859

Total Other Positions	85	28,168

For the difference between the Authorized and Actual Salaries		461

Total Permanent Positions	89	33,278

Total Permanent Filled Positions	83	30,416

Q. Science Education Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Director IV	1	1,646
Director III	1	1,457
Chief Administrative Officer	1	1,001
Chief Science Research Specialist	3	3,003

Total Key Positions	6	7,107

Other Positions

Administrative	11	4,218
Support to Technical	2	854
Technical	39	17,259

Total Other Positions	52	22,331

For the difference between the Authorized and Actual Salaries		443

Total Permanent Positions	58	29,881

Total Permanent Filled Positions	48	25,727

APRIL 29, 2019	OFFICIAL GAZETTE	511
STAFFING SUMMARY, DOST

R. Science and Technology Information Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Director IV	1	1,646
Chief Science Research Specialist	2	2,002
Chief Administrative Officer	1	1,001

Total Key Positions	4	4,649

Other Positions

Administrative	16	5,304
Support to Technical	11	3,541
Technical	23	10,331

Total Other Positions	50	19,176

For the difference between the Authorized and Actual Salaries		238

Total Permanent Positions	54	24,063

Total Permanent Filled Positions	50	22,370

S. Technology Application and Promotion Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Chief Science Research Specialist	3	3,003
Chief Administrative Officer	1	1,001

Total Key Positions	5	5,650

Other Positions

Administrative	21	6,199
Support to Technical	5	2,348
Technical	33	16,506

Total Other Positions	59	25,053

For the difference between the Authorized and Actual Salaries		311

Total Permanent Positions	64	31,014

Total Permanent Filled Positions	58	29,541

512	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXI. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	8	16,818
Department Assistant Secretary	8	14,883
Director IV	28	46,088
Director III	29	42,253
Head Executive Assistant	1	1,457
Attorney V	2	2,282
Project Development Officer V	1	1,001
Planning Officer V	2	2,002
Internal Auditor V	1	1,001
Information Technology Officer III	2	2,002
Information Officer V	3	3,003
Chief Administrative Officer	24	24,024
Social Welfare Officer V	51	51,051
Training Center Superintendent II	3	3,003
Chief Accountant	1	1,001

Total Key Positions	165	214,963

Other Positions

Administrative	1,222	301,382
Support to Technical	467	127,055
Technical	1,414	551,623

Total Other Positions	3,103	980,060

For the difference between the Authorized and Actual Salaries		22,497

Total Permanent Positions	3,268	1,217,520

Total Permanent Filled Positions	2,837	1,046,588

B. Council for the Welfare of Children

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

APRIL 29, 2019	OFFICIAL GAZETTE	513
STAFFING SUMMARY, DSWD

Executive Director V	1	2,102
Deputy Executive Director IV	1	1,646

Total Key Positions	2	3,748

Other Positions

Administrative	11	3,829
Technical	18	8,457

Total Other Positions	29	12,286

For the difference between the Authorized and Actual Salaries		180

Total Permanent Positions	31	16,214

Total Permanent Filled Positions	25	13,464

C. Inter-Country Adoption Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646

Total Key Positions	1	1,646

Other Positions

Administrative	7	2,868
Technical	25	9,623

Total Other Positions	32	12,491

For the difference between the Authorized and Actual Salaries		408

Total Permanent Positions	33	14,545

Total Permanent Filled Positions	31	13,879

D. Juvenille Justice and Welfare Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

514	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Key Positions

Executive Director III	I	1,646
Deputy Executive Director III	1	1,457
Chief Administrative Officer	1	1,001
Social Welfare Officer V	2	2,002

Total key Positions	5	6,106

Other Positions

Administrative	31	7,937
Technical	33	17,123

Total Other Positions	64	25,060

For the difference between the Authorized and Actual Salaries		31

Total Permanent Positions	69	31,197

Total Permanent Filled Positions	61	27,119

E. National Anti-Poverty Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,094
Deputy Director-General	2	4,204
Director III	4	5,828
Head Executive Assistant	1	1,457
Vice-Chairman (Ex-Officio)	2

Total key Positions	8	14,583

Other Positions

Administrative	15	8,036
Support to Technical	2	1,544
Technical	25	15,502

Total Other Positions	42	25,082

For the difference between the Authorized and Actual Salaries		(212)

Total Permanent Positions	50	39,453

Total Permanent Filled Positions	46	36,834

APRIL 29, 2019	OFFICIAL GAZETTE	515
STAFFING SUMMARY, DSWD

F. National Commission on Indigenous Peoples

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,094
Commission Member IV	6	12,613
Executive Director IV	1	1,860
Director IV	19	31,274
Attorney VI	12	15,468
Medical Officer V	1	1,141
Attorney V	2	2,282
Planning Officer V	1	1,001
Engineer V	1	1,001
Development Management Officer V	63	63,063
Community Affairs Officer V	1	1,001
Chief Administrative Officer	17	17,017
Chief Accountant	1	1,001

Total Key Positions	126	151,816

Other Positions

Administrative	511	111,477
Support to Technical	19	8,209
Technical	934	312,732

Total Other Positions	1,464	432,418

For the difference between the Authorized and Actual Salaries		18,484

Total Permanent Positions	1,590	602,718

Total Permanent Filled Position	1,375	516,839

G. National Council on Disability Affairs

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Project Development Officer V	1	1,001
Planning Officer V	1	1,001
Information Officer V	1	1,001
Chief Administrative Officer	1	1,001
Chairman (Ex-Officio)	1

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Member (Ex-Officio)	18

Total Key Positions	6	7,107

Other Positions

Administrative	30	7,491
Support to Technical	4	1,717
Technical	21	11,037

Total Other Positions	55	20,245

For the difference between the Authorized and Actual Salaries		1,269

Total Permanent Positions	61	28,621

Total Permanent Filled Positions	48	22,232

H. Presidential Commission for the Urban Poor

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,102
Commission Member II	4	6,585
Chief Administrative Officer	1	1,001
Development Management Officer V	3	3,003

Total Key Positions	9	12,691

Other Positions

Administrative	48	10,475
Support to Technical	5	2,163
Technical	120	47,002

Total Other Positions	173	59,640

For the difference between the Authorized and Actual Salaries		1,968

Total Permanent Positions	182	74,299

Total Permanent Filled Positions	145	64,311

APRIL 29, 2019	OFFICIAL GAZETTE	517
STAFFING SUMMARY, DOT

XXII. DEPARTMENT OF TOURISM

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	6	12,612
Department Assistant Secretary	6	11,160
Director IV	27	44,442
Head Executive Assistant	1	1,457
Attorney V	2	2,282
Chief Accountant	1	1,001
Information Technology Officer III	1	1,001
Chief Tourism Operations Officer	16	16,016
Internal Auditor V	2	2,002
Chief Administrative Officer	4	4,004

Total Key Positions	67	99,071

Other Positions

Administrative	235	71,721
Support to Technical	35	11,570
Technical	403	192,208

Total Other Positions	673	275,499

For the difference between the Authorized and Actual Salaries		5,561

Total Permanent Positions	740	380,131

Total Permanent Filled Positions	528	284,851

*	The number of Undersecretary and Assistant Secretary positions shall be adjusted based on the provisions of existing laws.

B. Intramuros Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,102
Chief Historic Sites Development Officer	2	2,002
Chief Tourism Operations Officer	1	1,001
Planning Officer V	1	1,001
Sales and Promotion Supervisor V	1	1,001
Chief Administrative Officer	1	1,001

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Total Key Positions	7	8,108

Other Positions

Administrative	32	8,653
Support to Technical	3	1,342
Technical	17	7,721

Total Other Positions	52	17,716

For the difference between the Authorized and Actual Salaries		1,000

Total Permanent Positions	59	26,824

Total Permanent Filled Positions	53	25,392

C. National Parks Development Committee

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Chief Administrative Officer	2	2,002
Park Operations Superintendent V	1	1,001
Planning Officer V	1	1,001
Media Production Specialist V	1	1,001

Total Key Positions	7	8,108

Other Positions

Administrative	68	15,558
Support to Technical	23	8,191
Technical	129	22,192

Total Other Positions	220	45,941

For the difference between the Authorized and Actual Salaries		2,258

Total Permanent Positions	227	56,307

Total Permanent Filled Positions	206	45,241

APRIL 29, 2019	OFFICIAL GAZETTE	519
STAFFING SUMMARY, DTI

XXIII. DEPARTMENT OF TRADE AND INDUSTRY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	6	12,613
Department Assistant Secretary	9	16,743
Special Trade Representative	10	16,463
Director IV	35	57,610
Head Executive Assistant	1	1,457
Director III	27	39,339
Provincial Trade and Industry Officer	76	97,988
Foreign Trade Service Officer, Class II	2	2,579
Attorney V	3	3,423
Information Officer V	1	1,001
Chief Trade-Industry Development Specialist	164	164,152
Chief Administrative Officer	18	18,018
Information Technology Officer III	1	1,001
Chief Accountant	1	1,001
Project Development Officer V	1	1,001
Planning Officer V	2	2,002

Total Key Positions	358	439,485

Other Positions

Administrative	693	182,079
Support to Technical	90	45,543
Technical	1,441	654,945

Total Other Positions	2,224	882,567

For the difference between the Authorized and Actual Salaries		33,061

Total Permanent Positions	2,582	1,355,113

Total Permanent Filled Positions	2,178	1,128,112

B. Board of Investments

STAFFING SUMMARY

(Amount, In Thousand Pesos)

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	No.	Amount
Permanent Positions

Key Positions

Board Governor	3	5,581
Executive Director IV	3	5,581
Director III	10	14,570
Attorney V	2	2,282
Chief Administrative Officer	3	3,003
Chief Investment Specialist	21	21,021
Chief Accountant	1	1,001
Planning Officer V	1	1,001
Information Technology Officer III	1	1,001
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	2
Chairman (Ex-Officio)	1

Total Key Positions	45	55,041

Other Positions

Administrative	66	19,308
Support to Technical	13	7,370
Technical	181	84,671

Total Other Positions	260	111,349

For the difference between the Authorized and Actual Salaries		3,732

Total Permanent Positions	305	170,122

Total Permanent Filled Positions	219	122,433

C. Construction Industry Authority of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	5	8,230
Chief Administrative Officer	1	1,001
Chief Trade-Industry Development Specialist	8	8,008

Total Key Positions	14	17,239

Other Positions

Administrative	34	8,612
Support to Technical	9	4,074
Technical	64	29,300

APRIL 29, 2019	OFFICIAL GAZETTE	521
STAFFING SUMMARY, DTI

Total Other Positions	107	41,986

For the difference between the Authorized and Actual Salaries		1,274

Total Permanent Positions	121	60,499

Total Permanent Filled Positions	81	40,854

D. Cooperative Development Authority

STAFFING SUMMARY
(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman III	1	2,102
Board Member III	6	11,162
Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Director II	17	21,913
Chief Cooperatives Development Specialist	3	3,003
Chief Administrative Officer	2	2,002
Planning Officer V	1	1,001

Total Key Positions	32	44,286

Other Positions

Administrative	234	47,969
Support to Technical	31	18,239
Technical	453	179,575

Total Other Positions	718	245,783

For the difference between the Authorized and Actual Salaries		6,959

Total Permanent Positions	750	297,028

Total Permanent Filled Positions	673	277,076

E. Design Center of the Philippines

STAFFING SUMMARY (Amount, In Thousand Pesos)

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	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Chief Administrative Officer	2	2,002
Chief Trade-Industry Development Specialist	1	1,001
Chief Industrial Design Specialist	3	3,003

Total Key Positions	8	9,109

Other Positions

Administrative	38	10,868
Support to Technical	4	1,286
Technical	96	42,771

Total Other Positions	138	54,925

For the difference between the Authorized and Actual Salaries		1,024

Total Permanent Positions	146	65,058

Total Permanent Filled Positions	35	16,107

F. Philippine Trade Training Center

STAFFING SUMMARY
(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Chief Administrative Officer	1	1,001
Information Officer V	1	1,001
Planning Officer V	1	1,001
Chief Trade-Industry Development Specialist	2	2,002

Total Key Positions	7	8,108

Other Positions

Administrative	18	5,768
Support to Technical	7	2,161
Technical	23	9,937

Total Other Positions	48	17,866

For the difference between the Authorized and Actual Salaries		1,062

Total Permanent Positions	55	27,036

Total Permanent Filled Positions	49	23,927

APRIL 29, 2019	OFFICIAL GAZETTE	523
STAFFING SUMMARY, DTI

G. Technical Education and Skills Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,102
Deputy Executive Director V	4	7,441
Director IV	23	37,858
Director III	83	120,931
College Administrator II	1	1,289
Vocational School Superintendent II	1	1,289
Attorney VI	1	1,289
Vocational School Superintendent I	6	6,846
Board Secretary VI	1	1,141
Vocational School Administrator III	21	21,021
Information Technology Officer III	1	1,001
Chief Technical Education and Skills Development Specialist	35	35,035
Chief Administrative Officer	17	17,017
Chief Accountant	1	1,001
Vocational School Administrator II	10	8,860
Vocational School Administrator I	8	6,272

Total Key Positions	214	270,393

Other Positions

Administrative	1,284	329,069
Support to Technical	136	35,086
Technical	2,476	1,019,478

Total Other Positions	3,896	1,383,633

For the difference between the Authorized and Actual Salaries		33,259

Total Permanent Positions	4,110	1,687,285

Total Permanent Filled Positions	3,530	1,462,855

524	OFFICIAL GAZETTE	VOL. 115, NO. 17
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XXIV. DEPARTMENT OF TRANSPORTATION

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Department Undersecretary	7	14,715
Board Chairman II	1	1,860
Department Assistant Secretary	13	24,183
Director V	1	1,860
Board Member III	2	3,721
Director IV	6	9,876
Executive Director III	1	1,646
Head Executive Assistant	1	1,457
Director III	16	23,312
Project Manager II	7	9,025
Director II	29	37,381
Director I	14	15,974
Attorney V	7	7,987
Chief Accountant	1	1,001
Internal Auditor V	2	2,002
Information Technology Officer III	3	3,003
Engineer V	6	6,005
Chief Transportation Regulation Officer	57	57,057
Chief Transportation Development Officer	24	24,024
Chief Communications Development Officer	1	1,001
Chief Administrative Officer	46	46,046
Supervising Transportation Regulation Officer	124	97,215
Supervising Transportation Development Officer	7	5,487
Engineer IV	1	784

Total Key Positions	378	399,716

Other Positions

Administrative	2,752	648,802
Support to Technical	461	150,883
Technical	1,374	445,158

Total Other Positions	4,587	1,244,843

For the difference between the Authorized and Actual Salaries		34,310

Total Permanent Positions	4,965	1,678,869

Total Permanent Filled Positions	3,698	1,198,913

APRIL 29, 2019	OFFICIAL GAZETTE	525
STAFFING SUMMARY, DOTr

B. Civil Aeronautics Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Attorney V	2	2,282
Chief Transportation Regulation Officer	1	1,001
Chief Transportation Development Officer	1	1,001
Financial Analyst V	1	1,001
Chief Administrative Officer	2	2,002

Total Key Positions	9	10,390

Other Positions

Administrative	33	9,299
Support to Technical	22	9,485
Technical	21	9,010

Total Other Positions	76	27,794

For the difference between the Authorized and Actual Salaries		853

Total Permanent Positions	85	39,037

Total Permanent Filled Positions	74	34,972

C. Maritime Industry Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,860
Executive Director III	1	1,646
Deputy Executive Director IV	2	3,293
Deputy Executive Director III	1	1,457
Director II	22	28,358
Maritime Education & Training Standards Supervisor	10	12,893
Attorney V	4	4,564
Planning Officer V	2	2,002
Information Technology Officer III	2	2,002
Chief Shipping Operations Specialist	2	2,002
Chief Shipbuilding Specialist	1	1,001
Chief Maritime Industry Development Specialist	17	17,017

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Chief Administrative Officer	5	5,005
Chief Accountant	1	1,001
Chairman (Ex-Officio)	1
Member (Ex-Officio)	6

Total Key Positions	71	84,101

Other Positions

Administrative	243	62,009
Support to Technical	64	25,090
Technical	426	197,753

Total Other Positions	733	284,852

For the difference between the Authorized and Actual Salaries		6,919

Total Permanent Positions	804	375,872

Total Permanent Filled Positions	588	273,430

D. Office of Transportation Cooperatives

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman I	1	1,646
Executive Director II	1	1,457
Chief Administrative Officer	1	1,001
Planning Officer V	1	1,001
Chief Cooperatives Development Specialist	1	1,001
Member (Ex-Officio)	6

Total Key Positions	5	6,106

Other Positions

Administrative	25	6,030
Support to Technical	9	3,699
Technical	4	1,770

Total Other Positions	38	11,499

For the difference between the Authorized and Actual Salaries		378

Total Permanent Positions	43	17,983

Total Permanent Filled Positions	36	16,530

APRIL 29, 2019	OFFICIAL GAZETTE	527
STAFFING SUMMARY, DOTr

E. Office for Transportation Security

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,102
Deputy Administrator III	1	1,860
Director IV	5	8,230
Attorney V	2	2,282
Chief Transportation Regulation Officer	5	5,005
Chief Administrative Officer	2	2,002

Total Key Positions	16	21,481

Other Positions
Administrative	29	10,934
Support to Technical	7	4,907
Technical	174	70,902

Total Other Positions	210	86,743

For the difference between the Authorized and Actual Salaries		285

Total Permanent Positions	226	108,509

Total Permanent Filled Positions	111	369,169

F. Philippine Coast Guard

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Engineer V	1	1,001

Total Key Positions	1	1,001

Other Positions

Administrative	123	28,881
Support to Technical	334	61,335
Technical	48	15,692

Total Other Positions	505	105,908

528	OFFICIAL GAZETTE	VOL. 115, NO. 17
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For the difference between the Authorized and Actual Salaries		1,166

Total Permanent Positions	506	108,075

Total Permanent Filled Positions	381	68,966

Total Uniformed Personnel	12,930	4,618,282
Total Filled Uniformed Personnel	11,106	3,820,389

Total Filled Permanent and Uniformed	11,487	3,889,355

G. Toll Regulatory Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director II	1	1,457
Chief Public Utilities Regulation Officer	1	1,001
Chief Administrative Officer	1	1,001

Total Key Positions	3	3,459

Other Positions
Administrative	10	2,999
Support to Technical	2	704
Technical	14	6,043

Total Other Positions	26	9,746

For the difference between the Authorized and Actual Salaries		131

Total Permanent Positions	29	13,336

Total Permanent Filled Positions	27	12,752

APRIL 29, 2019	OFFICIAL GAZETTE	529
STAFFING SUMMARY, NEDA

XXV. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. Office of the Director-General

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,094
Deputy Director-General	4	8,409
Assistant Director-General	4	7,441
Director IV	30	49,380
Director III	24	34,968
Head Executive Assistant	1	1,457
Attorney V	3	3,423
Planning Officer V	1	1,001
Internal Auditor V	2	2,002
Information Technology Officer III	2	2,002
Information Officer V	2	2,002
Chief Economic Development Specialist	97	97,097
Chief Administrative Officer	22	22,022
Chief Accountant	1	1,001

Total Key Positions	194	235,299

Other Positions

Administrative	439	123,672
Support to Technical	25	12,083
Technical	639	332,011

Total Other Positions	1,103	467,766

For the difference between the Authorized and Actual Salaries		15,108

Total Permanent Positions	1,297	718,173

Total Permanent Filled Positions	1,147	629,694

B. Philippine National Volunteer Service Coordinating Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Chief Volunteer Service Officer	1	1,001
Chief Administrative Officer	1	1,001

Total Key Positions	3	3,648

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Other Positions

Administrative	12	3,067
Support to Technical	2	564
Technical	10	5,314

Total Other Positions	24	8,945

For the difference between the Authorized and Actual Salaries		445

Total Permanent Positions	27	13,038

Total Permanent Filled Positions	27	13,039

C. Public-Private Partnership Center of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,102
Deputy Executive Director V	2	3,721
Director IV	6	9,876
Director III	4	5,828
Attorney V	1	1,141
Information Officer V	1	1,001
Training Specialist V	1	1,001
Chief Administrative Officer	3	3,003
Project Evaluation Officer V	2	2,002
Project Development Officer V	5	5,005
Planning Officer V	2	2,002
Information Technology Officer III	1	1,001

Total Key Positions	29	37,683

Other Positions

Administrative	21	8,435
Support to Technical	19	10,767
Technical	47	24,943

Total Other Positions	87	44,145

For the difference between the Authorized and Actual Salaries		302

Total Permanent Positions	116	82,130

Total Permanent Filled Positions	99	69,612

APRIL 29, 2019	OFFICIAL GAZETTE	531
STAFFING SUMMARY, NEDA

D. Philippine Statistical Research and Training Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Chief Statistical Specialist	2	2,002
Information Technology Officer III	1	1,001
Chief Administrative Officer	1	1,001
Member (Ex-Officio)	6
Chairman (Ex-Officio)	1

Total Key Positions	5	5,650

Other Positions
Administrative	13	4,128
Support to Technical	2	854
Technical	25	10,239

Total Other Positions	40	15,221

For the difference between the Authorized and Actual Salaries		274

Total Permanent Positions	45	21,145

Total Permanent Filled Positions	17	10,032

E. Philippine Statistics Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

National Statistician	1	2,102
Deputy National Statistician	3	5,581
Assistant National Statistician	7	11,522
Director III	4	5,828
Director II	17	21,913
Chief Administrative Officer	20	20,020
Registration Officer V	2	2,002
Chief Accountant	1	1,001
Internal Auditor V	1	1,001
Information Technology Officer III	3	3,003
Information Officer V	1	1,001
Chief Statistical Specialist	130	130,114

Total Key Positions	190	205,088

532	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Other Positions

Administrative	954	240,609
Technical	1,656	615,318

Total Other Positions	2,610	855,927

For the difference between the Authorized and Actual Salaries		11,245

Total Permanent Positions	2,800	1,072,260

Total Permanent Filled Positions	2,171	841,333

F. Tariff Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,102
Commission Member III	2	3,721
Director III	2	2,914
Director II	1	1,289
Attorney V	1	1,141
Chief Tariff Specialist	4	4,004
Chief Administrative Officer	2	2,002
Information Technology Officer III	1	1,001

Total Key Positions	14	18,174

Other Positions

Administrative	45	14,327
Support to Technical	5	2,264
Technical	47	22,271

Total Other Positions	97	38,862

For the difference between the Authorized and Actual Salaries		894

Total Permanent Positions	111	57,930

Total Permanent Filled Positions	80	42,440

APRIL 29, 2019	OFFICIAL GAZETTE	533
STAFFING SUMMARY, PCOO

XXVI. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

A. Presidential Communications Operations Office (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Press Secretary	1	3,094
Deputy Press Secretary	6	12,613
Director V	1	1,860
Assistant Press Secretary	7	13,023
Assistant Cabinet Secretary	1	1,860
Director IV	2	3,293
Director III	3	4,371
Head Executive Assistant	1	1,457
Planning Officer V	2	2,002
Information Technology Officer III	1	1,001
Information Officer V	1	1,001
Executive News Editor	1	1,001
Chief Administrative Officer	2	2,002
Project Development Officer V	1	1,001
Chief Accountant	1	1,001

Total Key Positions	31	50,580

Other Positions

Administrative	128	45,704
Support to Technical	19	8,922
Technical	14	6,617

Total Other Positions	161	61,243

For the difference between the Authorized and Actual Salaries		477

Total Permanent Positions	192	112,300

Total Permanent Filled Positions	54	50,172

B. Bureau of Broadcast Services

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457
Broadcast Operations Chief	5	5,005
Engineer V	1	1,001
Chief Administrative Officer	2	2,002

Total Key Positions	10	11,111

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Other Positions

Administrative	226	56,661
Support to Technical	46	18,676
Technical	686	248,378

Total Other Positions	958	323,715

For the difference between the Authorized and Actual Salaries		8,263

Total Permanent Positions	968	343,089

Total Permanent Filled Positions	431	157,449

C. Bureau of Communications Services

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Information Officer V	1	1,001
Planning Officer V	1	1,001
Production Planning and Control Officer V	1	1,001
Chief Administrative Officer	1	1,001

Total Key Positions	5	5,650

Other Positions

Administrative	61	14,189
Support to Technical	6	3,397
Technical	22	10,223

Total Other Positions	89	27,809

For the difference between the Authorized and Actual Salaries		435

Total Permanent Positions	94	33,894

Total Permanent Filled Positions	37	13,592

D. National Printing Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457
Superintendent of Printing	1	1,289

APRIL 29, 2019	OFFICIAL GAZETTE	535
STAFFING SUMMARY, PCOO

Assistant Superintendent of Printing	1	1,141
Engineer V	1	1,001
Printing Operation Chief	4	4,004
Chief Administrative Officer	2	2,002
Sales and Promotion Supervisor V	1	1,001
Production Planning and Control Officer V	1	1,001

Total Key Positions	13	14,542

Other Positions

Administrative	200	46,014
Support to Technical	27	9,231
Technical	249	67,540

Total Other Positions	476	122,785

For the difference between the Authorized and Actual Salaries		2,134

Total Permanent Positions	489	139,461

Total Permanent Filled Positions	396	9,277

E. News and Information Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457
Chief Administrative Officer	1	1,001
Media Accreditation and Relations Officer V	1	1,001
Executive News Editor	2	2,002

Total Key Positions	6	7,107

Other Positions

Administrative	56	12,770
Support to Technical	43	13,475
Technical	161	64,012

Total Other Positions	260	90,257

For the difference between the Authorized and Actual Salaries		2,163

Total Permanent Positions	266	99,527

Total Permanent Filled Positions	155	57,993

536	OFFICIAL GAZETTE	VOL. 115, NO. 17
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F. Philippine Information Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,102
Director V	1	1,860
Director IV	1	1,646
Information Officer V	1	1,001
Chief Administrative Officer	2	2,002

Total Key Positions	6	8,611

Other Positions
Administrative	98	22,425
Support to Technical	52	12,756
Technical	256	119,233

Total Other Positions	406	154,414

For the difference between the Authorized and Actual Salaries		4,305

Total Permanent Positions	412	167,330

Total Permanent Filled Positions	372	147,970

G. Presidential Broadcast Staff (RTVM)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Development Management Officer V	1	1,001
Media Production Specialist V	2	2,002
Chief Administrative Officer	1	1,001

Total Key Positions	5	5,650

Other Positions

Administrative	34	8,207
Support to Technical	16	5,274
Technical	78	27,474

Total Other Positions	128	40,955

For the difference between the Authorized and Actual Salaries		1,676

Total Permanent Positions	133	48,281

Total Permanent Filled Positions	115	41,357

APRIL 29, 2019	OFFICIAL GAZETTE	537
STAFFING SUMMARY, OEO

XXVII. OTHER EXECUTIVE OFFICES

A. Climate Change Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,094
Commission Member IV	2	4,204
Deputy Executive Director V	1	1,860
Attorney V	1	1,141
Information Officer V	1	1,001
International Science Relations Officer V	1	1,001
Chief Administrative Officer	1	1,001
Planning Officer V	2	2,002
Chairman (Ex-Officio)	1

Total Key Positions	10	15,304

Other Positions
Administrative	18	6,231
Technical	18	8,623

Total Other Positions	36	14,854

Total Permanent Positions	46	30,158

Total Permanent Filled Positions	39	26,353

B. Commission on Filipinos Overseas

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,094
Executive Director V	1	2,102
Chief Administrative Officer	1	1,001
Information Technology Officer III	1	1,001
Chief Emigrant Services Officer	3	3,003
Vice-chairman (Ex-Officio)	1
Member (Ex-Officio)	1

Total Key Positions	7	10,201

538	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Other Positions
Administrative	18	4,746
Technical	40	18,235

Total Other Positions	58	22,981

For the difference between the Authorized and Actual Salaries		515

Total Permanent Positions	65	33,697

Total Permanent Filled Positions	50	22,182

C. Commission on Higher Education

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman IV	1	3,094
Commission Chairman IV	1	3,094
Commission Member IV	4	8,409
Commissioner III	4	8,409
Executive Director IV	2	3,720
Deputy Executive Director IV	1	1,646
Director IV	22	36,212
Director III	7	10,199
Attorney V	2	2,282
Information Technology Officer III	1	1,001
Financial and Management Officer II	1	1,001
Chief Education Program Specialist	29	29,029
Chief Administrative Officer	19	19,019
Chief Accountant	2	2,002

Total Key Positions	96	129,117

Other Positions
Administrative	264	75,970
Support to Operations	3	1,640
Technical	299	164,458

Total Other Positions	566	242,068

For the difference between the Authorized and Actual Salaries		8,068

Total Permanent Positions	662	379,253

Total Permanent Filled Positions	542	309,020

APRIL 29, 2019	OFFICIAL GAZETTE	539
STAFFING SUMMARY, OEO

D. Commission on the Filipino Language

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,094
Commission Member IV	2	4,204
Director IV	1	1,646
Chief Language Researcher	4	4,004
Chief Administrative Officer	1	1,001

Total Key Positions	9	13,949

Other Positions
Administrative	26	7,337
Support to Technical	1	784
Technical	29	15,599

Total Other Positions	56	23,720

For the difference between the Authorized and Actual Salaries		760

Total Permanent Positions	65	38,429

Total Permanent Filled Positions	54	32,755

E. Dangerous Drugs Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman IV	1	3,094
Board Member IV	2	4,204
Executive Director V	1	2,102
Deputy Executive Director V	2	3,720
Attorney V	1	1,141
Health Education and Promotion Officer V	1	1,001
Chief Administrative Officer	1	1,001
Statistician V	1	1,001
Member (Ex-Officio)	5
Chairman (Ex-Officio)	1

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Total Key Positions	10	17,264

Other Positions
Administrative	62	14,390
Support to Technical	11	4,794
Technical	36	15,147

Total Other Positions	109	34,331

For the difference between the Authorized and Actual Salaries		849

Total Permanent Positions	119	52,444

Total Permanent Filled Positions	92	40,101

F. Energy Regulatory Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,099
Commission Member IV	4	9,917
Executive Director III	1	2,066
Director III	7	11,570
Head Executive Assistant	1	1,124
Administrative Officer V	5	5,622
Attorney V	5	10,119
Chief Energy Regulation Officer	11	12,368
Engineer V	1	1,124
Financial and Management Officer II	1	1,124
Information Officer V	2	2,249
Information Technology Officer III	1	1,124
Planning Officer V	1	1,124

Total Key Positions	41	62,630

Other Positions
Administrative	109	52,393
Technical	231	128,284

Total Other Positions	340	180,677

For the difference between the Authorized and Actual Salaries		367

Total Permanent Positions	381	243,674

Total Permanent Filled Positions	223	149,496

APRIL 29, 2019	OFFICIAL GAZETTE	541
STAFFING SUMMARY, OEO

G. Film Development Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman III	1	2,102
Executive Director III	1	1,646
Chief Administrative Officer	1	1,001
Project Development Officer V	2	2,002

Total Key Positions	5	6,751

Other Positions
Administrative	4	2,093
Support to Technical	2	736
Technical	9	3,723

Total Other Positions	15	6,552

For the difference between the Authorized and Actual Salaries		284

Total Permanent Positions	20	13,587

Total Permanent Filled Positions	19	12,802

H. Gases and Amusements Board

STAFFING SUMMIT

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	1,860
Board Member II	2	3,293
Attorney V	1	1,141
Chief Sports and Games Regulation Officer	3	3,003
Chief Administrative Officer	1	1,001

Total Key Positions	8	10,298

Other Positions
Administrative	33	12,181
Support to Technical	9	3,450
Technical	111	31,788

Total Other Positions	153	47,419

542	OFFICIAL GAZETTE	VOL. 115, NO. 17
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For the difference between the Authorized and Actual Salaries		1,410

Total Permanent Positions	161	59,127

Total Permanent Filled Positions	149	55,283

I. Governance Commission for Government-Owned or Controlled Corporations

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,094
Commission Member IV	2	4,204
Director IV	5	8,230
Director III	3	4,371
Attorney V	1	1,141
Corporate Governance Officer V	9	9,009
Chief Administrative Officer	4	4,004
Planning Officer V	1	1,001
Information Technology Officer III	2	2,002

Total Key Positions	28	37,056

Other Positions
Administrative	17	7,464
Support to Technical	9	8,879
Technical	56	28,880

Total Other Positions	82	45,223

For the difference between the Authorized and Actual Salaries		40

Total Permanent Positions	110	82,319

Total Permanent Filled Positions	77	59,074

J. Housing and Land Use Regulatory Board

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,860
Board Member II	3	4,939

APRIL 29, 2019	OFFICIAL GAZETTE	543
STAFFING SUMMARY, OEO

Director II	14	18,050
Attorney V	4	4,564
Chief Administrative Officer	10	10,009
Housing and Homesite Regulation Officer VI	20	20,017
Chief Accountant	1	1,001
Member (Ex-Officio)	4
Chairman (Ex-Officio)	1

Total Key Positions	53	60,440

Other Positions
Administrative	75	16,387
Support to Technical	21	18,600
Technical	292	117,758

Total Other Positions	388	152,745

For the difference between the Authorized and Actual Salaries		5,708

Total Permanent Positions	441	218,893

Total Permanent Filled Positions	390	196,855

K. Housing and Urban Development Coordinating Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman IV	1	3,094
Executive Director V	1	2,102
Deputy Executive Director V	3	5,581
Director IV	1	1,646
Director II	4	5,157
Planning Officer V	2	2,002
Chief Administrative Officer	1	1,001

Total Key Positions	13	20,583

Other Positions
Administrative	23	7,319
Technical	44	19,985

Total Other Positions	67	27,304

For the difference between the Authorized and Actual Salaries		1,569

Total Permanent Positions	80	49,456

Total Permanent Filled Positions	70	44,523

544	OFFICIAL GAZETTE	VOL. 115, NO. 17
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L. Mindanao Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairperson	1	3,094
Executive Director V	1	2,102
Deputy Executive Director V	1	1,860
Director IV	3	4,938
Director III	2	2,914
Development Management Officer V	10	10,010
Chief Administrative Officer	2	2,002
Information Technology Officer III	1	1,001

Total Key Positions	21	27,921

Other Positions
Administrative	17	3,350
Support to Technical	6	4,422
Technical	56	26,163

Total Other Positions	79	33,935

For the difference between the Authorized and Actual Salaries		362

Total Permanent Positions	100	62,218

Total Permanent Filled Positions	90	53,496

M. Movie and Television Review and Classification Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	1,860
Executive Director II	1	1,457
Attorney V	1	1,141
Registration Officer V	1	1,001
Chief Administrative Officer	1	1,001
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	30

APRIL 29, 2019	OFFICIAL GAZETTE	545
STAFFING SUMMARY, OEO

Total Key Positions	5	6,460

Other Positions
Administrative	23	6,537
Support to Technical	11	2,785
Technical	21	7,600

Total Other Positions	55	16,922

For the difference between the Authorized and Actual Salaries		2,627

Total Permanent Positions	60	26,009

Total Permanent Filled Positions	50	19,718

N. National Commission for Culture and the Arts

N.1. National Commission for Culture and the Arts (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Chief Accountant	1	1,001
Planning Officer V	2	2,002
Chief Administrative Officer	1	1,001
Member (Ex-Officio)	4
Chairman (Ex-Officio)	1
Vice Chairman (Ex-Officio)	1

Total Key Positions	6	7,107

Other Positions
Administrative	12	3,503
Support to Technical	1	614
Technical	15	6,957

Total Other Positions	28	11,074

For the difference between the Authorized and Actual Salaries		447

Total Permanent Positions	34	18,628

Total Permanent Filled Positions	33	18,379

546	OFFICIAL GAZETTE	VOL. 115, NO. 17
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N.2.    National Historical Commission of the Philippines (National Historical Institute)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,102
Executive Director III	1	1,646
Deputy Executive Director III	2	2,914
Chief History Researcher	1	1,001
Chief Historic Sites Development Officer	1	1,001
Chief Science Research Specialist	1	1,001
Chief Administrative Officer	1	1,001
Member (Part-Time)	4
Member (Ex-Officio)	4
Chairman (Ex-Officio)	1

Total Key Positions	8	10,666

Other Positions
Administrative	69	15,482
Support to Technical	8	1,787
Technical	150	50,925

Total Other Positions	227	68,194

For the difference between the Authorized and Actual Salaries		4,645

Total Permanent Positions	235	83,505

Total Permanent Filled Positions	181	60,332

N.3.    National Library of the Philippines (The National Library)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,646
Director III	1	1,457

APRIL 29, 2019	OFFICIAL GAZETTE	547
STAFFING SUMMARY, OEO

Chief Administrative Officer	1	1,001
Librarian V	7	7,007
Information Technology Officer III	1	1,001

Total Key Positions	11	12,112

Other Positions

Administrative	59	12,306
Support to Technical	7	1,437
Technical	73	30,761

Total Other Positions	139	44,504

For the difference between the Authorized and Actual Salaries		1,253

Total Permanent Positions	150	57,869

Total Permanent Filled Positions	129	48,494

N.4. National Archives of the Philippines (Records Management and Archives Office)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	2	2,914
Chief Administrative Officer	1	1,001
Chief Records Management Analyst	2	2,002
Training Specialist V	1	1,001
Chief Archivist	1	1,001

Total Key Positions	8	9,565

Other Positions

Administrative	51	9,960
Support to Technical	1	216
Technical	93	31,034

Total Other Positions	145	41,210

For the difference between the Authorized and Actual Salaries		852

Total Permanent Positions	153	51,627

Total Permanent Filled Positions	127	41,849

548	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

O. National Intelligence Coordinating Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,102
Director V	2	3,721
Director IV	7	11,522
Director III	2	2,914
Director II	24	30,936
Director I	15	17,115
Chief Accountant	1	1,001
Planning Officer V	1	1,001
National Intelligence Specialist V	47	47,047
Internal Auditor V	1	1,001
Information Technology Officer III	1	1,001
Chief Administrative Officer	8	8,008

Total Key Positions	110	127,369

Other Positions

Administrative	129	31,354
Support to Technical	96	23,038
Technical	482	145,627

Total Other Positions	707	200,019

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	817	327,388

Total Permanent Filled Positions	741	300,206

P. National Security Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Director-General	1	3,094
Deputy Director-General	3	6,306

APRIL 29, 2019	OFFICIAL GAZETTE	549
STAFFING SUMMARY, OEO

Assistant Director-General	3	5,581
Director V	1	1,860
Director IV	2	3,293
Director III	6	8,742
National Security Specialist V	14	14,014

Total Key Positions	30	42,890

Other Positions

Administrative	20	4,309
Support to Technical	10	2,025
Technical	47	27,570

Total Other Positions	77	33,904

For the difference between the Authorized and Actual Salaries		2,201

Total Permanent Positions	107	78,995

Total Permanent Filled Positions	97	71,468

Q. Optical Media Board

STAFFING SUMMARY
		Amount
(Amount, In Thousand Pesos)	No.
Permanent Positions

Key Positions
Board Chairman II	1	1,860
Executive Director II	1	1,457
Attorney V	1	1,141
Member (Ex-Officio)	8

Total Key Positions	3	4,458

Other Positions

Administrative	26	7,583
Support to Technical	8	4,041
Technical	40	15,803

Total Other Positions	74	27,427

For the difference between the Authorized and Actual Salaries		541

Total Permanent Positions	77	32,426

Total Permanent Filled Positions	66	28,796

550	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

R. Pasig River Rehabilitation Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	2	2,914
Chief Administrative Officer	1	1,001

Total Key Positions	4	5,561

Other Positions

Administrative	9	2,574
Technical	6	4,703

Total Other Positions	15	7,277

For the difference between the Authorized and Actual Salaries		146

Total Permanent Positions	19	12,984

Total Permanent Filled Positions	19	12,984

S. Philippine Competition Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman	1	6,378
Commissioner	4	17,007
PCC Executive Director	1	2,642
PCC Director IV	5	10,158
PCC Director III	3	4,410
PCC Head Executive Assistant	1	1,470
PCC Attorney V	4	5,400
PCC Information Technology Officer III	1	1,043
PCC Chief Administrative Officer	3	3,128
PCC Chief Accountant	1	1,043
PCC Planning Officer V	1	1,043
PCC Investigation Agent V	1	1,043
PCC Competition Policy Research Officer V	1	1,043
PCC Information Officer V	1	1,043
PCC Training Specialist V	1	1,043

Total Key Positions	29	57,894

APRIL 29, 2019	OFFICIAL GAZETTE	551
STAFFING SUMMARY, OEO

Other Positions

Administrative	71	27,455
Support to Technical	18	10,713
Technical	82	46,056

Total Other Positions	171	84,224

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	200	142,118

Total Permanent Filled Positions	200	142,118

T.    Philippine Drug Enforcement Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions.

Director VI	1	2,102
Director V	2	3,720
Director III	28	40,796
Director II	23	29,647
Attorney V	4	4,564
Chief Accountant	1	1,001
Intelligence Officer V	3	3,003
Chemist v	3	3,003
Information Technology Officer III	1	1,001
Information Officer V	2	2,002
Dangerous Drugs Regulation Officer V	2	2,002
Investigation Agent V	26	26,025
Planning Officer V	1	1,001
Special Investigator V	1	1,001
Training Specialist V	1	1,001
Chief Administrative Officer	23	23,023

Total Key Positions	122	144,892

Other Positions

Administrative	451	113,282
Support to Technical	374	122,403
Technical	2,012	759,898

Total Other Positions	2,837	995,583

For the difference between the Authorized and Actual Salaries		6,695

Total Permanent Positions	2,959	1,147,170

Total Permanent Filled Positions	2,135	754,983

552	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

U.    Philippine Racing Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Attorney V	1	1,141
Chief Sports and Games Regulation Officer	2	2,002
Chief Accountant	1	1,001
Member (Ex-Officio)	6
Chairman (Ex-Officio)	1

Total Key Positions	6	7,247

Other Positions

Administrative	36	9,704
Support to Technical	5	2,424
Technical	35	12,068

Total Other Positions	76	24,196

For the difference between the Authorized and Actual Salaries		1,252

Total Permanent Positions	82	32,695

Total Permanent Filled Positions	74	29,739

V. Philippine Sports Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Commission Chairman III	1	2,102
Commission Member III	4	7,441
Executive Director III	1	1,646
Deputy Executive Director III	2	2,914
Chief Administrative Officer	2	2,002

APRIL 29, 2019	OFFICIAL GAZETTE	553
STAFFING SUMMARY, OEO

Chief Sports and Games Regulation Officer	2	2,002
Chief Accountant	1	1,001

Total Key Positions	13	19,108

Other Positions
Administrative	75	19,277
Support to Technical	10	3,655
Technical	29	13,640

Total Other Positions	114	36,572

For the difference between the Authorized and Actual Salaries		1,372

Total Permanent Positions	127	57,052

Total Permanent Filled Positions	106	46,964

W. Presidential Legislative Liaison Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presidential Adviser on Legislative Affairs	1	3,094
Presidential Legislative Assistant	2	4,204
Presidential Legislative Liaison Officer III	3	5,581
Presidential Legislative Liaison Officer II	1	1,646
Head Executive Assistant	1	1,457
Presidential Legislative Liaison Officer I	8	8,007
Chief Administrative Officer	1	1,001

Total Key Positions	17	24,990

Other Positions
Administrative	17	5,431
Technical	5	3,919

Total Other Positions	22	9,350

For the difference between the Authorized and Actual Salaries		826

Total Permanent Positions	39	35,166

Total Permanent Filled Positions	34	31,068

554	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

X. Presidential Management Staff

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Cabinet Secretary	1	3,094
Director VI	3	6,307
Director V	7	13,023
Director IV	17	27,983
Director III	12	17,484
Attorney V	1	1,141
Chief Accountant	1	1,001
Presidential Staff Officer VI	32	32,031
Planning Officer V	1	1,001
Chief Administrative Officer	9	9,009

Total Key Positions	84	112,074

Other Positions

Administrative	128	34,475
Support to Technical	14	8,319
Technical	176	86,779

Total Other Positions	318	129,573

For the difference between the Authorized and Actual Salaries		6,840

Total Permanent Positions	402	248,487

Total Permanent Filled Positions	281	177,222

APRIL 29, 2019	OFFICIAL GAZETTE	555
STAFFING SUMMARY, ARMM

XXVIII. AUTONOMOUS REGION IN MUSLIM MINDANAO

A. Autonomous Regional Government in Muslim Mindanao

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Regional Governor	1	3,094
Regional Vice Governor	1	2,102
Speaker, Regional Assembly	1	2,102
Regional Cabinet Secretary	10	18,603
Deputy Regional Governor	3	5,581
Member, Regional Assembly	26	48,368
Commission Chairman II	2	3,720
Regional Executive Secretary	1	1,860
Regional Legislative Secretary	1	1,860
Regional Chief of Staff	1	1,646
Commission Member II	4	6,586
Director IV	2	3,292
Executive Director III	1	1,646
Secretary of the Regional Commission an Appointments	1	1,646
Administrator 1	1	1,646
Board Chairman I	1	1,646
Executive Director II	2	2,914
Director III	11	16,027
Board Member I	3	4,371
Assistant Regional Cabinet Secretary	12	17,484
Assistant Regional Executive Secretary	1	1,457
Regional Treasurer	1	1,457
Director II	17	21,915
Provincial Environment and Natural Resources Officer	5	6,445
Provincial Agrarian Reform Program Officer II	2	2,578
Local Government Operations Officer VIII	5	6,445
Provincial Agricultural Officer	4	5,156
Executive Director I	1	1,289
Provincial Trade and Industry Officer	4	5,158
Schools Division Superintendent	8	10,312
Provincial Health Officer II	4	5,156
Vocational School Superintendent II	2	2,578
Provincial Health Officer I	5	5,705
District Engineer	7	7,987
City Health Officer II	1	1,141
Board Secretary VI	1	1,141
Attorney V	4	4,564
Medical Officer V	13	14,833
Assistant Schools Division Superintendent	8	9,128
Director I	1	1,141
Engineer V	6	6,006
Development Management Officer V	2	2,002
Community Environment and Natural Resources Officer	10	10,010
Chief Transportation Regulation Officer	2	2,002
Chief Transportation Development Officer	2	2,002
Chief Trade-Industry Development Specialist	7	7,006
Chief Science Research Specialist	1	1,001

556	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Chief Maritime Industry Development Specialist	1	1,001
Chief Labor and Employment Officer	1	1,001
Chief Investments Specialist	2	2,002
Chief Forest Management Specialist	1	1,001
Chief Environmental Management Specialist	1	1,001
Chief Education Program Specialist	3	3,003
Chief Tourism Operations Officer	1	1,001
Chief Communications Development Officer	1	1,001
Chief Agriculturist	2	2,002
Chief Agrarian Reform Program Officer	3	3,003
City Health Officer I	1	1,001
Chief Administrative Officer	29	29,029
Chief Accountant	2	2,002
Autonomous Region Legislative Staff Officer VI	6	6,006
Financial and Management Officer II	5	5,005
Airport Manager III	1	1,001
Social Welfare Officer V	6	6,006
Sergeant-At-Arms I	2	2,002
Security Officer V	1	1,001
Rural Health Physicist	87	87,077
Planning Officer V	7	7,007
Local Treasury Operations Officer V	1	1,001
Local Government Operations Officer VII	6	6,006
Librarian V	1	1,001
Land Management Officer V	1	1,001
Intelligence Officer V	1	1,001
Housing and Homesite Regulation Officer VI	1	1,001
Vocational School Administrator II	2	1,772
Local Government Operations Officer VI	1	784

Total Key Positions	386	468,529

Other Positions

Administrative	3,885	883,375
Support to Technical	633	204,271
Technical	36,280	10,315,861

Total Other Positions	40,798	11,403,507

For the difference between the Authorized and Actual Salaries		383,143

Total Permanent Positions	41,184	12,255,179

Total Permanent Filled Positions	32,242	9,739,764

APRIL 29, 2019	OFFICIAL GAZETTE	557
STAFFING SUMMARY, JLEC

XXXVI. JOINT LEGISLATIVE-EXECUTIVE COUNCILS

A. Legislative-Executive Development Advisory Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Other Positions
Technical	3	2,351

Total Other Positions	3	2,351

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	3	2,351

Total Permanent Filled Positions	3	2,351

558	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXX. THE JUDICIARY

A. Supreme Court of the Philippines and the Lower Courts

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Justice of the Supreme Court	1	3,688
Associate Justice of the Supreme Court	14	43,312
PHILJA Chancellor	1	3,094
Deputy Court Administrator of the Supreme Court	3	6,306
Court Administrator of the Supreme Court	1	2,102
Assistant Court Administrator of the Supreme Court	3	6,306
Council Member IV	4	8,409
Jurisconsult	1	2,102
Executive Clerk of Court V	1	2,102
PHILJA Vice-Chancellor	1	2,102
Regional Trial Court Judge	1,301	2,420,328
Director V	3	5,580
PHILJA Executive Secretary	1	1,860
Chief Justice Staff Head	2	3,721
Executive Clerk of Court IV	4	7,440
Sharia District Court Judge	5	9,302
Metro Trial Court Judge	169	278,231
Executive Clerk of Court III	3	4,938
Director IV	29	47,736
Judicial Staff Head	28	46,097
Director III	24	34,968
Head Executive Assistant	1	1,457
Court Attorney VI	121	176,288
City Trial Court Judge	257	374,432
Municipal Circuit Trial Court Judge	468	603,406
Clerk of Court VII	10	12,893
Court Attorney V	54	69,623
Municipal Trial Court Judge	366	471,894
PHILJA Attorney V	2	2,579
Sharia Circuit Court Judge	51	65,756
Director II	2	2,578
PHILJA Attorney IV	7	7,987
Medical Officer V	1	1,141
Director I	2	2,282
Court Attorney IV	78	88,998
Clerk of Court VI	301	343,440
Chief Judicial Staff Officer	1	1,141
Assistant Superintendent of Printing	1	1,141
Supply Officer V	2	2,002
Statistician V	1	1,001
Security Officer V	1	1,001
Project Development Officer V	1	1,001
Planning Officer V	1	1,001
PHILJA Attorney III	2	2,002
Librarian V	2	2,002
Information Technology Officer III	4	4,004
Information Officer V	2	2,002
Human Resource Management Officer V	8	8,008
Fiscal Examiner V	2	2,002

APRIL 29, 2019	OFFICIAL GAZETTE	559
STAFFING SUMMARY, THE JUDICIARY

Fiscal Controller V	1	1,001
Financial and Management Officer II	I	1,001
Engineer V	1	1,001
Development Management Officer V	1	1,001
Management and Audit Analyst V	3	3,003
Court Attorney III	1	1,001
Clerk of Court V	1,247	1,248,087
Chief Accountant	1	1,001
Records Officer V	12	12,012
Cashier V	3	3,003
Building Official	1	1,001
Budget Officer V	2	2,002
Administrative Officer V (for Judiciary and Congress)	7	7,007
Clerk of Court IV	79	69,974

Total Key Positions	4,708	6,544,881

Other Positions

Administrative	10,855	1,949,548
Support to Technical	19,434	4,883,706
Technical	2,517	1,252,129

Total Other Positions	32,806	8,085,383

For the difference between the Authorized and Actual Salaries		349,714

Total Permanent Positions	37,514	14,979,978

Total Permanent Filled Positions	24,973	9,916,491

B. Presidential Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Clerk of the Electoral Tribunal	1	2,102
Deputy Clerk of the Electoral Tribunal	1	1,860
Chief Judicial Staff Officer	21	23,961

Total Key Positions	23	27,923

Other Positions

Administrative	28	4,440
Support to Technical	32	7,038
Technical	68	46,478

Total Other Positions	128	57,956

For the difference between the Authorized and Actual Salaries		239

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Total Permanent Positions	151	86,118

Total Permanent Filled Positions	56	32,310

C. Sandiganbayan

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice, Sandiganbayan	1	3,094
Associate Justice, Sandiganbayan	20	42,044
Executive Clerk of Court IV	1	1,860
Executive Clerk of Court III	7	11,524
Executive Clerk of Court II	7	10,199
Director III	1	1,457
Court Attorney V	21	27,076
Court Attorney IV	23	26,243
Information Technology Officer III	1	1,001
Financial and Management Officer II	1	1,001
Records Officer V	1	1,001
Administrative Officer V (for Judiciary and Congress)	1	1,001

Total Key Positions	85	127,501

Other Positions

Administrative	208	41,324
Support to Technical	153	64,894
Technical	28	16,875

Total Other Positions	389	123,093

For the difference between the Authorized and Actual Salaries		3,566

Total Permanent Positions	474	254,160

Total Permanent Filled Positions	387	206,299

D. Court of Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice, Court of Appeals	1	3,094
Associate Justice, Court of Appeals	68	142,950
Executive Clerk of Court IV	1	1,860

APRIL 29, 2019	OFFICIAL GAZETTE	561
STAFFING SUMMARY, THE JUDICIARY

Executive Clerk of Court III	9	14,816
Executive Clerk of Court II	17	24,768
Court of Appeals Reporter II	1	1,457
Court Attorney V	139	179,216
Court of Appeals Reporter I	1	1,289
Court Attorney IV	140	159,740
Medical Officer V	1	1,141
Chief Accountant	1	1,001
Cashier V	1	1,001
Budget Officer V	1	1,001
Human Resource Management Officer V	1	1,001
Administrative Officer V (for Judiciary and Congress)	1	1,001
Supply Officer V	1	1,001
Records Officer V	1	1,001
Management and Audit Analyst V	1	1,001
Librarian V	1	1,001
Information Technology Officer III	1	1,001
Information Officer V	1	1,001

Total Key Positions	389	541,342

Other Positions

Administrative	717	140,067
Support to Technical	539	303,186
Technical	97	24,655

Total Other Positions	1,353	467,908

For the difference between the Authorized and Actual Salaries		20,680
Total Permanent Positions	1,742	1,029,930

Total Permanent Filled Positions	1,530	933,568

E. Court of Tax Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice	1	3,094
Associate Justice	8	16,817
Executive Clerk of Court IV	1	1,860
Director IV	2	3,292
Executive Clerk of Court III	4	6,585
Executive Clerk of Court II	3	4,371
Director II	2	2,578
Court Attorney V	18	23,209
Court Attorney IV	2	2,282
Chief Tax Specialist	3	3,003
Chief Accountant	1	1,001
Cashier V	1	1,001
Budget Officer V	1	1,001

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Information Technology Officer III	1	1,001
Administrative Officer V (for Judiciary and Congress)	2	2,002
Supply Officer V	1	1,001
Management and Audit Analyst V	1	1,001

Total Key Positions	52	75,099

Other Positions

Administrative	162	48,298
Support to Technical	73	34,934
Technical	54	45,790

Total Other Positions	289	129,022

For the difference between the Authorized and Actual Salaries		3,730

Total Permanent Positions	341	207,851

Total Permanent Filled Positions	274	180,056

APRIL 29, 2019	OFFICIAL GAZETTE	563
STAFFING SUMMARY, CSC

XXXI. CIVIL SERVICE COMMISSION (CSC)

A. Civil Service Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,094
Commissioner, Constitutional Commission	2	4,204
Assistant Commissioner, Constitutional Commission	4	7,440
Director IV	29	47,734
Director Ill	33	48,081
Director II	94	121,166
Attorney VI	21	27,069
Conciliator	6	6,846
librarian V	1	1,001
Chief Personnel Specialist	106	106,106
Chief Administrative Officer	4	4,004
Chief Accountant	1	1,001

Total Key Positions	302	377,746

Other Positions

Administrative	355	97,342
Support to Technical	25	18,489
Technical	665	369,856

Total Other Positions	1,045	485,687

For the difference between the Authorized and Actual Salaries		23,517

Total Permanent Positions	1,347	886,950

Total Permanent Filled Positions	1,174	770,308

B. Career Executive Service Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,860
Director Ill	2	2,914
Attorney V	1	1,141
Chief Personnel Specialist	3	3,003
Chief Administrative Officer	1	1,001

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Total Key Positions	8	9,919

Other Positions

Administrative	18	5,178
Support to Technical	5	2,617
Technical	19	10,405

Total Other Positions	42	18,200

For the difference between the Authorized and Actual Salaries		803

Total Permanent Positions	50	28,922

Total Permanent Filled Positions	48	26,008

APRIL 29, 2019	OFFICIAL GAZETTE	565
STAFFING SUMMARY, COA

XXXII. COMMISSION ON AUDIT

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,094
Commissioner, Constitutional Commission	2	4,204
Assistant Commissioner, Constitutional Commission	8	14,880
Director IV	42	69,132
Head Executive Assistant	1	1,457
Director III	37	53,909
Attorney VI	37	47,693
State Technical Audit Specialist V	25	32,225
State Auditor V	353	455,119
Director II	1	1,289
Medical Officer V	1	1,141
Board Secretary VI	1	1,141
Information Technology Officer III	3	3,003
Chief Administrative Officer	30	30,030
Chief Accountant	1	1,001
Training Specialist V	2	2,002
State Auditor IV	1,407	1,408,226
Internal Auditor V	2	2,002

Total Key Positions	1,954	2,131,548

Other Positions

Administrative	1,901	551,208
Technical	10,247	5,652,543

Total Other Positions	12,148	6,203,751

For the difference between the Authorized and Actual Salaries		149,208

Total Permanent Positions	14,102	8,484,507

Total Permanent Filled Positions	8,343	5,261,502

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GENERAL APPROPRIATIONS ACT, FY 2019

XXXIII. COMMISSION ON ELECTIONS (COMELEC)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,094
Commissioner, Constitutional Commission	6	12,613
Executive Director IV	1	1,860
Deputy Executive Director IV	2	3,292
Director IV	26	42,796
Director III	27	39,339
Clerk of the Commission	1	1,457
Head Executive Assistant	1	1,457
Provincial Election Supervisor IV	29	37,391
Attorney VI	17	21,917
Provincial Election Supervisor III	26	29,666
Board Secretary VI	1	1,141
Attorney V	1	1,141
Medical Officer V	1	1,141
Administrative Officer V (for Judiciary and Congress)	1	1,001
Statistician V	1	1,001
Records Officer V	1	1,001
Public Relations Officer V	1	1,001
Planning Officer V	1	1,001
Management and Audit Analyst V	1	1,001
Information Technology Officer III	3	3,003
Provincial Election Supervisor II	20	20,019
Information Officer V	1	1,001
Identification Officer II	1	1,001
Chief Administrative Officer	8	8,008
Chief Accountant	2	2,002
Provincial Election Supervisor I	4	3,544

Total Key Positions	185	242,889

Other Positions

Administrative	901	190,937
Support to Technical	374	144,772
Technical	4,228	1,362,169

Total Other Positions	5,503	1,697,878

For the difference between the Authorized and Actual Salaries		40,599

Total Permanent Positions	5,688	1,981,366

Total Permanent Filled Positions	4,726	1,655,947

APRIL 29, 2019	OFFICIAL GAZETTE	567
STAFFING SUMMARY, OFFICE OF THE OMBUDSMAN

XXXIV. OFFICE OF THE OMBUDSMAN

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Ombudsman	1	3,094
Deputy Ombudsman	4	8,408
Special Prosecutor	1	2,102
Overall Deputy Ombudsman	1	2,102
Deputy Special Prosecutor	5	9,300
Assistant Ombudsman	15	27,901
Assistant Special Prosecutor III	30	49,383
Graft Investigation and Prosecution Officer IV	37	60,904
Graft Investigation Officer III	7	11,524
Director IV	26	42,796
Head Executive Assistant	1	1,457
Graft Investigation and Prosecution Officer III	135	196,692
Assistant Special Prosecutor II	60	87,420
Graft Investigation Officer II	46	67,020
Assistant Special Prosecutor I	54	69,622
Graft Investigation Officer I	37	47,703
Graft Investigation and Prosecution Officer II	174	224,340
Director II	2	2,578
Graft Investigation and Prosecution Officer I	61	69,601
Project Development Officer V	1	1,001
Media Accreditation and Relations Officer V	1	1,001
Information Technology Officer III	2	2,002
Information Officer V	1	1,001
Graft Prevention and Control Officer V	27	27,025
Chief Administrative Officer	15	15,015
Project Evaluation Officer V	2	2,002
Chief Accountant	1	1,001

Total Key Positions	747	1,033,995

Other Positions

Administrative	697	181,002
Support to Technical	345	123,404
Technical	509	289,289

Total Other Positions	1,551	593,695

For the difference between the Authorized and Actual Salaries		21,696

Total Permanent Positions	2,298	1,649,386

Total Permanent Filled Positions	1,239	922,446

568	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXXV. COMMISSION ON HUMAN RIGHTS (CHR)

A. COMMISSION OH HUMAN RIGHTS (CHR)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,094
Commission Member IV	4	8,409
Executive Director IV	1	1,860
Director IV	7	11,522
Director III	2	2,914
Head Executive Assistant	1	1,457
Attorney VI	21	27,075
Planning Officer V	1	1,001
Medico-Legal Officer IV	1	1,001
Information Technology Officer III	1	1,001
Information Officer V	3	3,003
Development Management Officer V	4	4,004
Chief Administrative Officer	3	3,003
Project Development Officer V	1	1,001
Special Investigator V	1	1,001
Security Officer V	1	1,001
Training Specialist V	1	1,001
Chief Accountant	1	1,001

Total Key Positions	55	74,349

Other Positions

Administrative	232	55,241
Support to Technical	156	61,435
Technical	411	266,116

Total Other Positions	799	342,792

For the difference between the Authorized and Actual Salaries		8,377

Total Permanent Positions	854	425,518

Total Permanent Filled Positions	526	246,979

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

APRIL 29, 2019	OFFICIAL GAZETTE	569
STAFFING SUMMARY, CHR

Key Positions
Executive Director III	1	1,646
Deputy Executive Director III	1	1,457
Chief Administrative Officer	1	1,001
Chief History Researcher	1	1,001
Museum Curator II	1	1,001
Chief Archivist	1	1,001

Total Key Positions	6	7,107

Other Positions

Administrative	9	3,289
Support to Technical	1	443
Technical	14	5,659

Total Other Positions	24	9,391

Total Permanent Positions	30	16,498

Total Permanent Filled Positions

570	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXXVI. ALLOCATION TO LOCAL GOVERNMENT UNITS

A. Metropolitan Manila Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council/Commission/Board Chairman III	1	2,102
Engineer V	2	2,002

Total Key Positions	3	4,104

Other Positions
Administrative	32	6,619
Support to Technical	22	3,748
Technical	75	33,874

Total Other Positions	129	44,241

For the difference between the Authorized and Actual Salaries		431

Total Permanent Positions	132	48,776

Total Permanent Filled Positions	102	36,672